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                                                                EXECUTION COPY
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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated February 27, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2006-2

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                            TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                ARTICLE I

                               DEFINITIONS

Section 1.01    Defined Terms............................................     5
Section 1.02    Interest Calculations....................................    46

                                ARTICLE II

      CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01    Conveyance of Mortgage Loans.............................    46
Section 2.02    Acceptance by the Trustee or Custodian of the Mortgage
                   Loans.................................................    51
Section 2.03    Representations, Warranties and Covenants of the Master
                   Servicer..............................................    55
Section 2.04    Representations and Warranties of the Depositor as to the

                               ARTICLE III

          ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.05    Maintenance of Primary Mortgage Insurance
                   Policy; Claims........................................    62
Section 3.06    Rights of the Depositor, the Securities Administrator and
                   the Trustee in Respect of the Master Servicer.........    63
Section 3.07    Trustee to Act as Master Servicer........................    63
Section 3.08    Servicer Custodial Accounts and Escrow Accounts..........    63
Section 3.09    Collection of Mortgage Loan Payments; Master Servicer
                   Custodial Account and Certificate Account.............    64
Section 3.10    Access to Certain Documentation and Information Regarding
                   the Mortgage Loans....................................    67
Section 3.11    Permitted Withdrawals from the Certificate Account and

Section 3.14    Enforcement of Due-On-Sale Clauses; Assumption
                   Agreements............................................    69
Section 3.15    Realization Upon Defaulted Mortgage Loans; REO Property..    69

                                   -i-

Section 3.16    Trustee to Cooperate; Release of Mortgage Files..........    71
Section 3.17    Documents, Records and Funds in Possession of the Master

                                ARTICLE IV

                      MASTER SERVICER'S CERTIFICATE

Section 4.01    Master Servicer's Certificate............................    82

                                ARTICLE V

   PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

Section 5.07    Rights of the Tax Matters Person in Respect of the

Section 5.10    Master Servicer, Securities Administrator and Trustee
                   Indemnification.......................................   108

                                ARTICLE VI

                             THE CERTIFICATES

                               ARTICLE VII

                  THE DEPOSITOR AND THE MASTER SERVICER

Section 7.01    Respective Liabilities of the Depositor and the Master
                   Servicer..............................................   115
Section 7.02    Merger or Consolidation of the Depositor or the Master
                   Servicer..............................................   115
Section 7.03    Limitation on Liability of the Depositor, the Master
                   Servicer and Others...................................   115
Section 7.04    Depositor and Master Servicer Not to Resign..............   116

                                      -ii-

                               ARTICLE VIII

                                 DEFAULT

Section 8.01    Events of Default........................................   116
Section 8.02    Remedies of Trustee......................................   118
Section 8.03    Directions by Certificateholders and Duties of Trustee
                   During Event of Default...............................   118
Section 8.04    Action upon Certain Failures of the Master Servicer and

                                ARTICLE IX

               THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01    Duties of Trustee and Securities Administrator...........   121
Section 9.02    Certain Matters Affecting the Trustee and the Securities
                   Administrator.........................................   123
Section 9.03    Neither Trustee nor Securities Administrator Liable for
                   Certificates or Mortgage Loans........................   124
Section 9.04    Trustee and Securities Administrator May Own
                   Certificates..........................................   125
Section 9.05    Eligibility Requirements for Trustee and the Securities
                   Administrator.........................................   125
Section 9.06    Resignation and Removal of Trustee and the Securities
                   Administrator.........................................   126
Section 9.07    Successor Trustee or Securities Administrator............   127
Section 9.08    Merger or Consolidation of Trustee or Securities

Section 9.11    Securities Administrator's Fees and Expenses and

Section 9.15    Trustee or Securities Administrator May Enforce Claims

Section 9.18    Waiver of Inventory, Accounting and Appraisal
                   Requirement...........................................   133

                                ARTICLE X

                               TERMINATION

Section 10.01   Termination upon Purchase or Liquidation of All Mortgage
                   Loans.................................................   133
Section 10.02   Additional Termination Requirements......................   135

                                      -iii-

                                ARTICLE XI

                         MISCELLANEOUS PROVISIONS

Section 11.10   Regulation AB Compliance; Intent of the Parties;
                   Reasonableness........................................   140

                                      -iv-

                                    EXHIBITS

Exhibit 1-A-1    Form of Face of Class 1-A-1 Certificate
Exhibit 1-A-2    Form of Face of Class 1-A-2 Certificate
Exhibit 1-A-3    Form of Face of Class 1-A-3 Certificate
Exhibit 1-A-4    Form of Face of Class 1-A-4 Certificate
Exhibit 1-A-5    Form of Face of Class 1-A-5 Certificate
Exhibit 2-A-R    Form of Face of Class 2-A-R Certificate
Exhibit 2-A-1    Form of Face of Class 2-A-1 Certificate
Exhibit 2-A-2    Form of Face of Class 2-A-2 Certificate
Exhibit 2-A-3    Form of Face of Class 2-A-3 Certificate
Exhibit 2-A-4    Form of Face of Class 2-A-4 Certificate
Exhibit 2-A-5    Form of Face of Class 2-A-5 Certificate
Exhibit 2-A-6    Form of Face of Class 2-A-6 Certificate
Exhibit 2-A-7    Form of Face of Class 2-A-7 Certificate
Exhibit 2-A-8    Form of Face of Class 2-A-8 Certificate
Exhibit 2-A-9    Form of Face of Class 2-A-9 Certificate
Exhibit 2-A-10   Form of Face of Class 2-A-10 Certificate
Exhibit 2-A-11   Form of Face of Class 2-A-11 Certificate
Exhibit 2-A-12   Form of Face of Class 2-A-12 Certificate
Exhibit 2-A-13   Form of Face of Class 2-A-13 Certificate
Exhibit 2-A-14   Form of Face of Class 2-A-14 Certificate
Exhibit 2-A-15   Form of Face of Class 2-A-15 Certificate
Exhibit 2-A-16   Form of Face of Class 2-A-16 Certificate
Exhibit 2-A-17   Form of Face of Class 2-A-17 Certificate
Exhibit 2-A-18   Form of Face of Class 2-A-18 Certificate
Exhibit 2-A-19   Form of Face of Class 2-A-19 Certificate
Exhibit 2-A-20   Form of Face of Class 2-A-20 Certificate
Exhibit 2-A-21   Form of Face of Class 2-A-21 Certificate
Exhibit 2-A-22   Form of Face of Class 2-A-22 Certificate
Exhibit 3-A-1    Form of Face of Class 3-A-1 Certificate
Exhibit 3-A-2    Form of Face of Class 3-A-2 Certificate
Exhibit 4-A-1    Form of Face of Class 4-A-1 Certificate
Exhibit 4-A-2    Form of Face of Class 4-A-2 Certificate
Exhibit 4-A-3    Form of Face of Class 4-A-3 Certificate
Exhibit 5-A-1    Form of Face of Class 5-A-1 Certificate
Exhibit 5-A-2    Form of Face of Class 5-A-2 Certificate
Exhibit 5-A-3    Form of Face of Class 5-A-3 Certificate
Exhibit 6-A-1    Form of Face of Class 6-A-1 Certificate
Exhibit 6-A-2    Form of Face of Class 6-A-2 Certificate
Exhibit 6-A-3    Form of Face of Class 6-A-3 Certificate
Exhibit 6-A-4    Form of Face of Class 6-A-4 Certificate
Exhibit X-IO     Form of Face of Class X-IO Certificate
Exhibit X-PO     Form of Face of Class X-PO Certificate
Exhibit B-1      Form of Face of Class B-1 Certificate
Exhibit B-2      Form of Face of Class B-2 Certificate
Exhibit B-3      Form of Face of Class B-3 Certificate

                                      -v-

Exhibit B-4      Form of Face of Class B-4 Certificate
Exhibit B-5      Form of Face of Class B-5 Certificate
Exhibit B-6      Form of Face of Class B-6 Certificate
Exhibit X-M-1    Form of Face of Class X-M-1 Certificate
Exhibit X-B-1    Form of Face of Class X-B-1 Certificate
Exhibit X-B-2    Form of Face of Class X-B-2 Certificate
Exhibit X-B-3    Form of Face of Class X-B-3 Certificate
Exhibit X-B-4    Form of Face of Class X-B-4 Certificate
Exhibit X-B-5    Form of Face of Class X-B-5 Certificate
Exhibit X-B-6    Form of Face of Class X-B-6 Certificate
Exhibit C        Form of Reverse of all Certificates
Exhibit D-1      Loan Group 1 Mortgage Loan Schedule
Exhibit D-2      Loan Group 2 Mortgage Loan Schedule
Exhibit D-3      Loan Group 3 Mortgage Loan Schedule
Exhibit D-4      Loan Group 4 Mortgage Loan Schedule
Exhibit D-5      Loan Group 5 Mortgage Loan Schedule
Exhibit D-6      Loan Group 6 Mortgage Loan Schedule
Exhibit E        Request for Release of Documents
Exhibit F        Form of Certification of Establishment of Account
Exhibit G-1      Form of Transferor's Certificate
Exhibit G-2A     Form 1 of Transferee's Certificate
Exhibit G-2B     Form 2 of Transferee's Certificate
Exhibit H        Form of Transferee Representation Letter for ERISA
                 Restricted Certificates
Exhibit I        Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J        List of Recordation States
Exhibit K        Form of Initial Certification
Exhibit L        Form of Final Certification
Exhibit M        Form of Sarbanes-Oxley Certification
Exhibit N        Form of Securities Administrator's Certification
Exhibit O        Principal Balance Schedules
Exhibit P        [Reserved]
Exhibit Q        Relevant Servicing Criteria
Exhibit R        Additional Form 10-D Disclosure
Exhibit S        Additional Form 10-K Disclosure
Exhibit T        Form 8-K Disclosure
Exhibit U        Form of Back-up Certification

                                      -vi-

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated February 27, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes shall be treated as three real estate mortgage investment conduits
(the "Upper-Tier REMIC," the "Intermediate Lower-Tier REMIC" and the "Lower-Tier
REMIC," respectively, and each a "REMIC"). The Uncertificated Lower-Tier
Interests will represent the "regular interests" and the Class LR Interest shall be the "residual interest" in the Lower-Tier REMIC for purposes of the REMIC
Provisions. The Uncertificated Lower-Tier Interests shall constitute the assets of the Intermediate Lower-Tier REMIC. The Uncertificated Intermediate Lower-Tier
Interests shall constitute the "regular interests" and the Class ILR Interest shall be the "residual interest" in the Intermediate Lower-Tier REMIC. The
Uncertificated Intermediate Lower-Tier Interests shall constitute the assets of the Upper-Tier REMIC. The Senior Certificates (other than the Class 2-A-R
Certificate, the Class 1-A-5 Certificates, the Class 4-A-1 Certificates, the
Class 5-A-3 Certificates, the Class X-IO Certificates and the Class X-PO
Certificates), the Components, the Class B Certificates, the Class X-M-1
Certificates and the Class X-B Certificates are referred to collectively as the
"Regular Certificates" and shall constitute "regular interests" in the
Upper-Tier REMIC for purposes of the REMIC Provisions. The Class UR Interest shall be the "residual interest" in the Upper-Tier REMIC for purposes of the
REMIC Provisions. The Class 2-A-R Certificate shall represent beneficial ownership of the Class LR Interest, the Class ILR Interest and the Class UR
Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates and the
Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                                                                INTEGRAL
                  INITIAL CLASS       PASS-                   MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES         OR NOTIONAL AMOUNT     RATE    DENOMINATION      MINIMUM
-------        -------------------   -------   ------------   ------------
Class 1-A-1        $ 49,598,334       5.000%    $    1,000        $  1
Class 1-A-2        $  9,919,666          (1)    $    1,000        $  1
Class 1-A-3                  (2)         (3)    $1,000,000         N/A
Class 1-A-4        $  2,255,000       5.500%    $    1,000        $  1
Class 1-A-5                  (4)         (5)    $1,000,000         N/A
Class 2-A-R        $        100       5.750%    $      100        $  1
Class 2-A-1        $100,000,000       5.750%    $    1,000        $  1
Class 2-A-2        $ 10,000,000       6.250%    $    1,000        $  1
Class 2-A-3        $  1,411,000       6.000%    $    1,000        $  1
Class 2-A-4        $  1,205,000       6.000%    $    1,000        $  1
Class 2-A-5        $  2,384,000       6.000%    $    1,000        $  1
Class 2-A-6        $  2,785,000       5.500%    $    1,000        $  1
Class 2-A-7        $  2,785,000       5.500%    $    1,000        $  1
Class 2-A-8        $  2,870,000       5.500%    $    1,000        $  1
Class 2-A-9        $  4,220,000       6.000%    $    1,000        $  1
Class 2-A-10       $  4,220,000       6.000%    $    1,000        $  1
Class 2-A-11       $ 13,539,000       5.500%    $    1,000        $  1
Class 2-A-12       $ 16,033,000       5.750%    $    1,000        $  1
Class 2-A-13       $ 13,539,000       6.000%    $    1,000        $  1
Class 2-A-14       $  1,633,000       5.750%    $    1,000        $  1
Class 2-A-15       $ 30,000,000       5.750%    $    1,000        $  1
Class 2-A-16       $  2,362,000       5.750%    $    1,000        $  1
Class 2-A-17       $100,000,000       5.750%    $    1,000        $  1
Class 2-A-18       $ 62,476,000       5.750%    $    1,000        $  1
Class 2-A-19       $ 20,825,000       5.750%    $    1,000        $  1
Class 2-A-20       $ 17,496,000       5.750%    $1,000,000         N/A
Class 2-A-21       $  1,586,670          (6)    $    1,000        $  1
Class 2-A-22       $ 11,493,330       6.000%    $    1,000        $  1
Class 3-A-1        $ 91,863,000       6.000%    $    1,000        $  1
Class 3-A-2        $  8,644,000       6.000%    $    1,000        $  1
Class 4-A-1        $ 33,060,000          (7)    $    1,000        $  1
Class 4-A-2        $ 61,314,000          (8)    $    1,000        $  1
Class 4-A-3        $  3,097,000       6.000%    $    1,000        $  1
Class 5-A-1        $ 37,865,000          (9)    $    1,000        $  1
Class 5-A-2        $  1,913,000       6.000%    $    1,000        $  1
Class 5-A-3                 (10)        (11)    $1,000,000         N/A
Class 6-A-1        $ 35,150,000       5.500%    $    1,000        $  1
Class 6-A-2        $  9,084,000       5.500%    $    1,000        $  1
Class 6-A-3        $  1,009,000       5.500%    $    1,000        $  1
Class 6-A-4        $  3,349,000       5.500%    $    1,000        $  1
Class B-1          $  3,192,000       6.000%    $   25,000        $  1

                                       -2-

                                                                INTEGRAL
                  INITIAL CLASS       PASS-                   MULTIPLES IN
               CERTIFICATE BALANCE   THROUGH      MINIMUM       EXCESS OF
CLASSES         OR NOTIONAL AMOUNT     RATE    DENOMINATION      MINIMUM
-------        -------------------   -------   ------------   ------------
Class B-2           $  596,000        6.000%    $   25,000         $1
Class B-3           $  324,000        6.000%    $   25,000         $1
Class B-4           $  217,000        6.000%    $   25,000         $1
Class B-5           $  162,000        6.000%    $   25,000         $1
Class B-6           $  162,819        6.000%    $   25,000         $1
Class X-IO                 (12)         (12)    $1,000,000         $1
Class X-PO                 (13)         (13)    $   25,000         $1
Class X-M-1         $9,910,000          (14)    $   25,000         $1
Class X-B-1         $4,600,000          (14)    $   25,000         $1
Class X-B-2         $4,247,000          (14)    $   25,000         $1
Class X-B-3         $2,831,000          (14)    $   25,000         $1
Class X-B-4         $1,770,000          (14)    $   25,000         $1
Class X-B-5         $1,061,000          (14)    $   25,000         $1
Class X-B-6         $1,416,330          (14)    $   25,000         $1

                INITIAL COMPONENT                              INTEGRAL
                   BALANCE OR        PASS-                   MULTIPLES IN
               COMPONENT NOTIONAL   THROUGH      MINIMUM       EXCESS OF
COMPONENTS           AMOUNT           RATE    DENOMINATION      MINIMUM
----------     ------------------   -------   ------------   ------------
Class 1-1A5                (15)         (5)        N/A            N/A
Class 5-1A5                (15)         (5)
Class 4-5A3                (15)        (11)        N/A            N/A
Class 5-5A3                (15)        (11)        N/A            N/A
Class 4-4A1        $20,438,000          (7)        N/A            N/A
Class 5-4A1        $12,622,000          (7)        N/A            N/A
Class 1-X-IO               (15)      5.500%        N/A            N/A
Class 2-X-IO               (15)      5.500%        N/A            N/A
Class 3-X-IO               (15)      5.500%        N/A            N/A
Class 4-X-IO               (15)      5.500%        N/A            N/A
Class 5-X-IO               (15)      5.500%        N/A            N/A
Class 6-X-IO               (15)      5.500%        N/A            N/A
Class 1-X-PO       $   403,481         (16)        N/A            N/A
Class 2-X-PO       $ 8,241,745         (16)        N/A            N/A
Class 3-X-PO       $ 3,054,904         (16)        N/A            N/A
Class 4-X-PO       $ 2,395,790         (16)        N/A            N/A
Class 5-X-PO       $   400,204         (16)        N/A            N/A
Class 6-X-PO       $    31,613         (16)        N/A            N/A

----------

(1)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-2 Certificates at the rate of 4.920% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-2
     Certificates at a per annum rate equal to (i) 0.350% plus (ii) LIBOR, subject to a minimum rate of 0.350% and a maximum rate of 7.500%.

                                       -3-

(2)  The Class 1-A-3 Certificates are Interest Only Certificates, have no class balance and will bear interest on their notional amount (initially approximately $9,919,666).

(3)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-3 Certificates at the rate of 3.080% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-3
     Certificates at a per annum rate equal to (i) 7.650% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 7.650%.

(4)  The Class 1-A-5 Certificates are Interest Only Certificates, have no class balance, will be deemed for purposes of distributions of interest to have two Components (the Class 1-1A5 Component and the Class 5-1A5 Component)
     and will bear interest on the notional amounts of their Components
     (initially approximately $47,784,666 in the aggregate).

(5)  During the initial Interest Accrual Period, interest will accrue on each
     Component of the Class 1-A-5 Certificates at the rate of 0.000% per annum.
     During each Interest Accrual Period thereafter, interest will accrue on (a)
     the Class 1-1A5 Component at a per annum rate equal to the arithmetic mean of LIBOR minus 7.150% and (b) the Class 5-1A5 Component at a rate per annum equal to LIBOR minus 7.100%, in each case subject to a minimum rate of
     0.000% and a maximum rate of 0.500%.

(6)  The Class 2-A-21 Certificates are Principal Only Certificates and will not be entitled to distributions in respect of interest.

(7)  The Class 4-A-1 Certificates are entitled to principal and interest and will be deemed for purposes of principal and interest distributions to have two Components (the Class 4-4A1 Component and the Class 5-4A1 Component).
     During the initial Interest Accrual Period, interest will accrue on the
     Class 4-4A1 Component and the Class 5-4A1 Component at the rates of
     9.09000000% and 9.08991841%, respectively, per annum. During each Interest
     Accrual Period thereafter, interest will accrue (a) on the Class 4-4A1
     Component of the Class 4-A-1 Certificates at a per annum rate equal to (i)
     22.800% minus (ii) the product of 3 and LIBOR and (b) on the Class 5-4A1
     Component of the Class 4-A-1 Certificates at a rate per annum equal to (i)
     22.79955633% minus (ii) the product of 2.99992077 and LIBOR, subject to a minimum rate of 0.000% in each case and a maximum rate of 22.800% in the case of the Class 4-4A1 Component and 22.79955633% in the case of the Class
     5-4A1 Component.

(8)  During the initial Interest Accrual Period, interest will accrue on the
     Class 4-A-2 Certificates at the rate of 4.920% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 4-A-2
     Certificates at a per annum rate equal to (i) 0.350% plus (ii) LIBOR, subject to a minimum rate of 0.350% and a maximum rate of 8.000%.

(9)  During the initial Interest Accrual Period, interest will accrue on the
     Class 5-A-1 Certificates at the rate of 4.920% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 5-A-1
     Certificates at a per annum rate equal to (i) 0.350% plus (ii) LIBOR, subject to a minimum rate of 0.350% and a maximum rate of 7.500%.

(10) The Class 5-A-3 Certificates are Interest Only Certificates, have no class balance, will be deemed for purposes of distributions of interest to have two Components (the Class 4-5A3 Component and the Class 5-5A3 Component)
     and will bear interest on the notional amounts of their Components
     (initially approximately $99,179,000 in the aggregate).

(11) During the initial Interest Accrual Period, interest will accrue on the
     Class 4-5A3 Component and Class 5-5A3 Component at the rate of 0.050% and
     0.050%, respectively, per annum. During each Interest Accrual Period thereafter, interest will accrue on each Component of the Class 5-A-3
     Certificates at a per annum rate equal to (i) 7.150% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 0.050%.

(12) The Class X-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of six
     Components: the Class 1-X-IO, Class 2-X-IO, Class 3-X-IO, Class 4-X-IO,
     Class 5-X-IO and Class 6-X-IO Components. The Components of a class are not severable. The initial notional amount of the Class X-IO Certificates will be approximately $14,390,413.

(13) The Class X-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of six
     Components: the Class 1-X-PO, Class 2-X-PO, Class 3-X-PO, Class 4-X-PO,
     Class 5-X-PO and Class 6-X-PO Components. The Components of a class are not severable. The initial class balance of the Class X-PO Certificates will be approximately $14,527,736.

(14) Interest will accrue on the Class X-M-1 and each of the Class X-B
     Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group 1,
     Loan Group 2, Loan Group 4, Loan Group 5 and Loan Group 6) of (i) with respect to Loan Group 1, 5.500%, (ii) with respect to Loan Group 2, 5.750%,
     (iii) with respect to Loan Group 4, 6.000%, (iv) with respect to Loan Group
     5, 6.000% and (v) with respect to Loan Group 6, 5.500%. For the initial
     Distribution Date in March 2006, this rate is expected to be approximately
     5.760722% per annum.

(15) The Class 1-1A5, Class 5-1A5, Class 4-5A3, Class 5-5A3, Class 1-X-IO, Class
     2-X-IO, Class 3-X-IO, Class 4-X-IO, Class 5-X-IO and Class 6-X-IO
     Components are Interest Only Components, have no component balance and will bear interest on their notional amounts (initially approximately
     $9,919,666, $37,865,000 $61,314,000, $37,865,000, $893,561, $10,207,433,
     $683,272, $568,936, $1,306,315 and $730,896, respectively).

(16) The Class 1-X-PO, Class 2-X-PO, Class 3-X-PO, Class 4-X-PO, Class 5-X-PO
     and Class 6-X-PO Components are Principal Only Components and will not be entitled to distributions in respect of interest.

                                       -4-

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-5, Class 4-A-1, Class 5-A-3 and
Class X-IO Certificates), one month's interest accrued during the related
Interest Accrual Period at the applicable Pass-Through Rate on the applicable
Class Certificate Balance or Notional Amount. For any Distribution Date and the
Class 1-A-5, Class 4-A-1, Class 5-A-3 and Class X-IO Certificates, the sum of
the Accrued Component Interest for each Class 1-A-5, Class 4-A-1, Class 5-A-3 and Class X-IO Component, as applicable.

     Accrued Component Interest: For any Distribution Date and each interest-bearing Component, one month's interest accrued during the related
Interest Accrual Period at the applicable Pass-Through Rate on the related
Notional Amount or, in the case of the Class 4-A-1 Components, at the applicable
Pass-Through Rate on the related Component Balance.

     Additional Disclosure Notification the form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or
Form 8-K Disclosure Information which is attached hereto as Exhibit V.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of
Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized
Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

                                       -5-

     Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution
Date and Loan Group, the difference between the Adjusted Pool Amount and the
Adjusted Pool Amount (PO Portion) for such Loan Group.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amount, calculated as follows, with respect to each Outstanding Mortgage Loan in such Loan Group: the product of (i) the PO
Percentage for such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date
Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances,
Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts)
and distributed to Holders of the Certificates of the Related Group on such
Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such
Mortgage Loan from the Cut-off Date through the end of the month preceding such
Distribution Date.

     Advance: A Periodic Advance or a Servicing Advance.

     Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a
Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

                                       -6-

     BAMCC: Banc of America Mortgage Capital Corporation.

     BANA: Bank of America, National Association, a national banking association, or its successor in interest.

     BANA Servicing Agreement: The Servicing Agreement, dated February 27, 2006, by and between BAFC, as depositor, and BANA, as servicer.

     Book-Entry Certificate: All Classes of Certificates other than the Physical
Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer pursuant to Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

     Calculated Principal Distribution: As defined in Section 5.03(d).

     Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-2 that are issued pursuant to this
Agreement.

     Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-2." The Certificate Account shall be deemed to consist of four sub-accounts; one for Loan Groups 1, 2, 4, 5 and 6 and one for Loan
Group 3, a third sub-account referred to herein as the Intermediate Lower-Tier
Certificate Sub-Account and a fourth sub-account referred to herein as the
Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

                                       -7-

     Certificate Balance: With respect to any Certificate (other than the Class
1-A-3, 1-A-5, Class 5-A-3 and Class X-IO Certificates) at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part. The Class 1-A-3, 1-A-5, Class 5-A-3 and
Class X-IO Certificates have no Certificate Balance.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the
Securities Administrator shall not be responsible for knowing that any
Certificate is registered in the name of an affiliate of the Depositor or the
Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     CHL: Countrywide Home Loans, Inc.

     Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3,
Class 1-A-4, Class 1-A-5, Class 2-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3,
Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9,
Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class
2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20,
Class 2-A-21, Class 2-A-22, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 4-A-3, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2,
Class 6-A-3, Class 6-A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
Class B-6, Class X-M-1, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4,
Class X-B-5, Class X-B-6, Class X-IO and Class X-PO Certificates, as the case may be.

     Class 1-A-1/2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 1, the amount, if any, by which the sum of the Class Certificate Balances of the Class 1-A-1 and Class
1-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Classes, without regard to the operation of Section 5.03(e).

                                       -8-

     Class 1-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 1, the lesser of
(a) the Class Certificate Balance of the Class 1-A-4 Certificate with respect to such Distribution Date prior to any reduction for the Class 1-A-4 Loss
Allocation Amount and (b) the Class 1-A-1/2 Loss Amount with respect to such
Distribution Date.

     Class 1-1A5 Notional Amount: As to any Distribution Date and the Class
1-1A5 Component, the Class Certificate Balance of the Class 1-A-2 Certificates
on such date.

     Class 1-A-3 Notional Amount: As to any Distribution Date and the Class
1-A-3 Certificates, the Class Certificate Balance of the Class 1-A-2
Certificates.

     Class 1-A-5 Component: Any of the Class 1-1A5 Component and the Class 5-1A5
Component.

     Class 1-X-IO Notional Amount: With respect to each Distribution Date and the Class 1-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.50% and
(b) the denominator of which is equal to 5.50%.

     Class 2-A-11/12/13 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 2, the amount, if any, by which the sum of the Class Certificate Balances of the Class 2-A-11, Class
2-A-12 and Class 2-A-13 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Classes, without regard to the operation of Section 5.03(e).

     Class 2-A-14 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 2, the lesser of
(a) the Class Certificate Balance of the Class 2-A-14 Certificate with respect to such Distribution Date prior to any reduction for the Class 2-A-14 Loss
Allocation Amount and (b) the Class 2-A-11/12/13 Loss Amount with respect to such Distribution Date.

     Class 2-A-15 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 2-A-15 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 2-A-16 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 2, the lesser of
(a) the Class Certificate Balance of the Class 2-A-16 Certificate with respect to such Distribution Date prior to any reduction for the Class 2-A-16 Loss
Allocation Amount and (b) the Class 2-A-15 Loss Amount with respect to such
Distribution Date.

                                       -9-

     Class 2-X-IO Notional Amount: With respect to each Distribution Date and the Class 2-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.75% and
(b) the denominator of which is equal to 5.50%.

     Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 3, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 3, the lesser of
(a) the Class Certificate Balance of the Class 3-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss
Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such
Distribution Date.

     Class 3-X-IO Notional Amount: With respect to each Distribution Date and the Class 3-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 6.00% and
(b) the denominator of which is equal to 5.50%.

     Class 4-5A3 Notional Amount: As to any Distribution Date and the Class
4-5A3 Component, the Class Certificate Balance of the Class 4-A-2 Certificates
on such date.

     Class 4-A-1 Component: Any of the Class 4-4A1 Component or the Class 5-4A1
Component.

     Class 4-A-1/2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 4, the amount, if any, by which the sum of the Component Balances of the Class 4-4A1 Components and the
Class Certificate Balance of the Class 4-A-2 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such
Component and Class, without regard to the operation of Section 5.03(e).

     Class 4-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 4, the lesser of
(a) the Class Certificate Balance of the Class 4-A-3 Certificate with respect to such Distribution Date prior to any

                                      -10-

reduction for the Class 4-A-3 Loss Allocation Amount and (b) the Class 4-A-1/2
Loss Amount with respect to such Distribution Date.

     Class 4-X-IO Notional Amount: With respect to each Distribution Date and the Class 4-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 6.00% and
(b) the denominator of which is equal to 5.50%.

     Class 5-1A5 Notional Amount: As to any Distribution Date and the Class
5-1A5 Component, the Class Certificate Balance of the Class 5-A-1 Certificates
on such date.

     Class 5-5A3 Notional Amount: As to any Distribution Date and the Class
5-5A3 Component, the Class Certificate Balance of the Class 5-A-1 Certificates
on such date.

     Class 5-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 5, the amount, if any, by which the sum of the Component Balance of the Class 5-4A1 Component and the
Class Certificate Balance of the Class 5-A-1 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such
Component and Class, without regard to the operation of Section 5.03(e).

     Class 5-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 5, the lesser of
(a) the Class Certificate Balance of the Class 5-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 5-A-2 Loss
Allocation Amount and (b) the Class 5-A-1 Loss Amount with respect to such
Distribution Date.

     Class 5-A-3 Component: Any of the Class 4-5A3 Component and the Class 5-5A3
Component.

     Class 5-X-IO Notional Amount: With respect to each Distribution Date and the Class 5-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 5 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 5 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 5 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 6.00% and
(b) the denominator of which is equal to 5.50%.

     Class 6-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 6, the amount, if any, by which the Class Certificate Balance of the Class 6-A-2 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section
5.03(b) to such Class, without regard to the operation of Section 5.03(e).

                                      -11-

     Class 6-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 6, the lesser of
(a) the Class Certificate Balance of the Class 6-A-3 Certificate with respect to such Distribution Date prior to any reduction for the Class 6-A-3 Loss
Allocation Amount and (b) the Class 6-A-2 Loss Amount with respect to such
Distribution Date.

     Class 6-X-IO Notional Amount: With respect to each Distribution Date and the Class 6-X-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 6 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 6 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 6 Premium Mortgage Loans as of the due
date in the month preceding the month of such Distribution Date) minus 5.50% and
(b) the denominator of which is equal to 5.50%.

     Class X-IO Notional Amount: With respect to any Distribution Date, an amount equal to the sum of the Class 1-X-IO Notional Amount, the Class 2-X-IO
Notional Amount, the Class 3-X-IO Notional Amount, the Class 4-X-IO Notional
Amount, the Class 5-X-IO Notional Amount and the Class 6-X-IO Notional Amount
for such Distribution Date.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class
B-5 and Class B-6 Certificates.

     Class Certificate Balance: With respect to any Class of Certificates (other than the Class 1-A-3, Class 1-A-5, Class 4-A-1, Class 5-A-3, Class X-IO and
Class X-PO Certificates) and any date of determination, and subject to Section
5.03(e), the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Subordinate Certificates, any principal otherwise payable to such Class of Subordinate Certificates used to pay any Class PO Deferred
Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-4,
Class 2-A-14, Class 2-A-16, Class 3-A-2, Class 4-A-3, Class 5-A-2 and Class
6-A-3 Certificates, any reduction allocated thereto pursuant to Section 5.03(d)
plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class
1-A-4, Class 2-A-14, Class 2-A-16, Class 3-A-2, Class 4-A-3, Class 5-A-2 and
Class 6-A-3 Certificates, any increases allocated thereto pursuant to Section
5.03(d). The Class Certificate Balance of the Class 4-A-1 Certificates as of any
date of determination shall equal the sum of the Component Balances of Class
4-A-1 Components. The Class Certificate Balance of the Class X-PO Certificates
as of any date of determination shall equal the sum of the Component Balances of the Class PO Components. The Class 1-A-3, Class 1-A-5, Class 5-A-3 and Class
X-IO Certificates are Interest Only Certificates and have no Class Certificate
Balance.

     Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-5, Class 4-A-1, Class 5-A-3 and
Class X-IO Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount." For any
Distribution

                                      -12-

Date and the Class 1-A-5, Class 4-A-1, Class 5-A-3 and Class X-IO Certificates,
the sum of the Component Interest Shortfalls for the Class 1-A-5, Class 4-A-1,
Class 5-A-3 and Class X-IO Components, as applicable.

     Class IO Component: Any of the Class 1-X-IO Component, the Class 2-X-IO
Component, the Class 3-X-IO Component, the Class 4-X-IO Component, the Class
5-X-IO Component or the Class 6-X-IO Component.

     Class PO Component: Any of the Class 1-X-PO Component, the Class 2-X-PO
Component, Class 3-X-PO Component, the Class 4-X-PO Component, the Class 5-X-PO
Component or the Class 6-X-PO Component.

     Class PO Deferred Amount: As to any Distribution Date and each Class PO
Component, the sum of the amounts by which the Component Balance of such Class
PO Component will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the
Class PO Recoveries with respect to the Related Loan Group for prior
Distribution Dates and (b) the amounts distributed to such Class PO Component pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

     Class PO Recovery: As to any Distribution Date and Loan Group, the lesser of (a) (i) in the case of Group 1, the Class PO Deferred Amount for the Class
1-X-PO Component for such Distribution Date, (ii) in the case of Group 2, the
Class PO Deferred Amount for the Class 2-X-PO Component for such Distribution
Date, (iii) in the case of Group 3, the Class PO Deferred Amount for the Class
3-X-PO Component for such Distribution Date, (iv) in the case of Group 4, the
Class PO Deferred Amount for the Class 4-X-PO Component for such Distribution
Date, (v) in the case of Group 5, the Class PO Deferred Amount for the Class
5-X-PO Component for such Distribution Date and (vi) in the case of Group 6, the
Class PO Deferred Amount for the Class 6-X-PO Component for such Distribution
Date and (b) an amount equal to the sum, as to each Mortgage Loan in such Loan
Group as to which there has been a Recovery received during the calendar month preceding the month of such Distribution Date, of the product of (x) the PO
Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 1-A-5, Class 4-A-1, Class 5-A-3 and
Class X-IO Certificates), the amount by which the aggregate Class Interest
Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount." As to any Distribution Date and the Class 1-A-5, Class 4-A-1, Class 5-A-3 or Class
X-IO Certificates, the sum of the Component Unpaid Interest Shortfalls for the
Class 1-A-5, Class 4-A-1, Class 5-A-3 and Class IO Components, as applicable.

     Class X-B Certificates: The Class X-B-1, Class X-B-2, Class X-B-3, Class
X-B-4, Class X-B-5 and Class X-B-6 Certificates.

     Class X-M Certificates: The Class X-M-1 Certificates.

                                      -13-

     Closing Date: February 27, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such
Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such
Servicer resulting from Principal Prepayments on such Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Component: Any of the Class 1-A-5 Components, Class 4-A-1 Components, Class
5-A-3 Components, Class IO Components or Class PO Components.

     Component Balance: With respect to any Class 4-A-1 Component or Class PO
Component and any date of determination, the Initial Component Balance of such
Component minus the sum of (i) all distributions of principal made with respect thereto and (ii) all reductions in the related Component Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-5 Components, Class
5-A-3 Components and Class IO Components are interest only Components and have no Component Balance.

     Component Interest Distribution Amount: For any Distribution Date and any
Class 1-A-5 Component, Class 4-A-1 Component, Class 5-A-3 Component or Class IO
Component, the sum of (i) the Accrued Component Interest for such Component and
(ii) any Component Unpaid Interest Shortfall for such Component. The Class PO
Components are principal only Components and are not entitled to distributions of interest.

     Component Interest Shortfall: For any Distribution Date and any Class 1-A-5
Component, Class 4-A-1 Component, Class 5-A-3 Component or Class IO Component,
the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such Distribution
Date pursuant to clause (i) of the definition of "Component Interest
Distribution Amount."

     Component Notional Amount: As of any Distribution Date, any of the Class
1-1A5 Notional Amount, Class 5-1A5 Notional Amount, Class 4-5A3 Notional Amount,
Class 5-5A3 Notional Amount, Class 1-X-IO Notional Amount, Class 2-X-IO Notional
Amount, Class 3-X-IO Notional Amount, Class 4-X-IO Notional Amount, Class 5-X-IO
Notional Amount or Class 6-X-IO Notional Amount, as applicable.

     Component Unpaid Interest Shortfall: As to any Distribution Date and any
Class 1-A-5 Class Component, Class 4-A-1 Component, Class 5-A-3 Component or
Class IO Component, the amount by which the aggregate Component Interest
Shortfall for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component on

                                      -14-

such prior Distribution Dates pursuant to clause (ii) of the definition of
"Component Interest Distribution Amount."

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-2, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-2, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-2, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

     Corresponding Upper-Tier Class, Classes, Component or Components: As to the
following Uncertificated Intermediate Lower-Tier Interests, the Corresponding
Upper-Tier Class, Classes or Component, as follows:

                                      -15-

UNCERTIFICATED INTERMEDIATE                CORRESPONDING UPPER-TIER
LOWER-TIER INTEREST                 CLASS, CLASSES, COMPONENT OR COMPONENTS
---------------------------         ---------------------------------------
Class 1-A-IT1 Interest        Class 1-A-1 Certificates
Class 1-A-IT2 Interest        Class 1-A-4 Certificates
Class 1-A-IT3 Interest        Class 1-A-2 and Class 1-A-3 Certificates and Class
                              1-1A5 Component
Class 1-ITIO Interest         Class 1-X-IO Component
Class 1-ITPO Interest         Class 1-X-PO Component
Class 2-A-IT1 Interest        Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
                              2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7,
                              Class 2-A-8, Class 2-A-9, Class 2-A-10, Class
                              2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14,
                              Class 2-A-15, Class 2-A-16, Class 2-A-17, Class
                              2-A-18, Class 2-A-19, Class 2-A-20, Class 2-A-21
                              and Class 2-A-22 Certificates
Class 2-A-ITR Interest        Class 2-A-R Certificates
Class 2-ITIO Interest         Class 2-X-IO Component
Class 2-ITPO Interest         Class 2-X-PO Component
Class 3-A-IT1 Interest        Class 3-A-1 and Class 3-A-2 Certificates
Class 3-ITIO Interest         Class 3-X-IO Component
Class 3-ITPO Interest         Class 3-X-PO Component
Class 4-A-IT1 Interest        Class 4-A-2 Certificates and Class 4-4A1 and Class
                              4-5A3 Components
Class 4-A-IT2 Interest        Class 4-A-3 Certificates
Class 4-ITIO Interest         Class 4-X-IO Component
Class 4-ITPO Interest         Class 4-X-PO Component
Class 5-A-IT1 Interest        Class 5-A-1 Certificates and Class 5-1A5, Class
                              5-4A1, Class 5-5A3 Components
Class 5-A-IT2 Interest        Class 5-A-2 Certificates

                                      -16-

UNCERTIFICATED INTERMEDIATE                CORRESPONDING UPPER-TIER
LOWER-TIER INTEREST                 CLASS, CLASSES, COMPONENT OR COMPONENTS
---------------------------         ---------------------------------------
Class 5-ITIO Interest         Class 5-X-IO Component
Class 5-ITPO Interest         Class 5-X-PO Component
Class 6-A-IT1                 Class 6-A-1, Class 6-A-2, Class 6-A-3 and Class
                              6-A-4 Certificates
Class 6-ITIO Interest         Class 6-X-IO Component
Class 6-ITPO Interest         Class 6-X-PO Component
Class B-IT1 Interest          Class B-1 Certificates
Class B-IT2 Interest          Class B-2 Certificates
Class B-IT3 Interest          Class B-3 Certificates
Class B-IT4 Interest          Class B-4 Certificates
Class B-IT5 Interest          Class B-5 Certificates
Class B-IT6 Interest          Class B-6 Certificates
Class X-M-IT1 Interest        Class X-M-1 Certificates
Class X-B-IT1 Interest        Class X-B-1 Certificates
Class X-B-IT2 Interest        Class X-B-2 Certificates
Class X-B-IT3 Interest        Class X-B-3 Certificates
Class X-B-IT4 Interest        Class X-B-4 Certificates
Class X-B-IT5 Interest        Class X-B-5 Certificates
Class X-B-IT6 Interest        Class X-B-6 Certificates

     Countrywide: Countrywide Home Loans Servicing LP, in its capacity as servicer under the Countrywide Servicing Agreement.

     Countrywide Servicing Agreement: The Master Mortgage Loan Purchase and
Servicing Agreement, dated as of April 1, 2003, by and between BANA (as successor in interest to BAMCC) and CHL, as amended by (i) that certain
Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, CHL and BANA,
(ii) that certain Amendment No. 2, dated as of

                                      -17-

September 1, 2004, by and among BAMCC, CHL and BANA, (iii) that certain
Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing Agreement,
dated as of January 1, 2006, by and between CHL and BANA, (iv) that certain
Purchase Confirmation, dated as of September 29, 2004, by and between CHL and
BANA and (v) the Assignment, Assumption and Recognition Agreement, dated
February 27, 2006, by and among BANA, the Depositor, the Trustee, the Master
Servicer, Countrywide and CHL.

     Crossed Group Aggregate Subordinate Percentage: As to any Distribution
Date, the aggregate Class Certificate Balance of the Class X-M-1 and Class X-B
Certificates divided by the aggregate Pool Stated Principal Balance (Non-PO
Portion) for the Crossed Loan Group.

     Crossed Group Senior Certificates: The Senior Certificates, except for the
Class 3-A-1 and Class 3-A-2 Certificates.

     Crossed Group Subordinate Certificates: The Class X-M-1, Class X-B-1, Class
X-B-2, Class X-B-3, Class X-B-4, Class X-B-5 and Class X-B-6 Certificates.

     Crossed Group Total Senior Percentage: With respect to any Distribution
Date, the percentage, carried six places rounded up, obtained by dividing (x)
the aggregate Class Certificate Balance of the Crossed Group Senior Certificates
by (y) the aggregate Pool Stated Principal Balance (Non-PO Portion) for the
Crossed Loan Group with respect to such Distribution Date.

     Crossed Loan Group: Loan Group 1, Loan Group 2, Loan Group 4, Loan Group 5
and Loan Group 6.

     Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

     Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the
Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: February 1, 2006.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $64,531,950 for Loan Group 1, $447,437,110 for Loan Group 2,
$108,215,724 for Loan Group 3, $90,549,925 for Loan Group 4, $54,800,595 for
Loan Group 5 and $50,465,684 for Loan Group 6.

                                      -18-

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date,
the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

                                      -19-

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

     Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan, Group 2
Discount Mortgage Loan, Group 3 Discount Mortgage Loan, Group 4 Discount
Mortgage Loan, Group 5 Discount Mortgage Loan or Group 6 Discount Mortgage Loan.

     Distribution Date: The 25th day of each month beginning in March 2006 (or, if such day is not a Business Day, the next Business Day).

     Document Transfer Event: The 60th day following the day on which either (i)
Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the
Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Securities Administrator.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 2-A-R, Class B-4, Class
B-5, Class B-6, Class X-B-4, Class X-B-5 and Class X-B-6 Certificates.

                                      -20-

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

     Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

     Fitch: Fitch Ratings, or any successor thereto.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     GMACM: GMAC Mortgage Corporation, in its capacity as Servicer under the
GMACM Servicing Agreement.

     GMACM Servicing Agreement: Collectively, the Master Flow Sale and Servicing
Agreement, dated as of August 1, 2003, by and between BANA (as successor in interest to BAMCC) and GMACM, as amended by (i) that certain Global Amendment to
Sale and Servicing Agreements, dated as of September 1, 2005, by and among
GMACM, BAMCC and BANA, (ii) that certain Regulation AB Compliance Addendum to the Master Flow Sale and

                                      -21-

Servicing Agreement, dated as of January 1, 2006, by and between GMACM and BANA,
(iii) that certain Assignment and Conveyance Agreement, dated as of September
15, 2005, by and between GMACM and BANA and (iv) the Assignment, Assumption and
Recognition Agreement, dated February 27, 2006, by and among BANA, the
Depositor, the Trustee, the Master Servicer and GMACM.

     Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6.

     Group 1: The Group 1 Senior Certificates, the Class 1-1A5 Component, the
Class 1-X-IO Component and the Class 1-X-PO Component.

     Group 1 Discount Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.500% per annum.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 Premium Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.500% per annum.

     Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3 and
Class 1-A-4 Certificates.

     Group 2: The Group 2 Senior Certificates, the Class 2-X-IO Component and
the Class 2-X-PO Component.

     Group 2 Discount Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.750% per annum.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Premium Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.750% per annum.

     Group 2 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 2-A-11, Class 2-A-12,
Class 2-A-13 and Class 2-A-14 Certificates for such Distribution Date and (ii)
the product for such Distribution Date of (a) the Shift Percentage, (b) the
Group 2 Priority Percentage and (c) the Non-PO Principal Amount for Loan Group
2.

     Group 2 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 2-A-11, Class 2-A-12, Class
2-A-13 and Class 2-A-14 Certificates for such Distribution Date divided by (ii)
the Pool Stated Principal Balance (Non-PO Portion) of Loan Group 2 immediately prior to such Distribution Date.

     Group 2 Senior Certificates: The Class 2-A-R, Class 2-A-1, Class 2-A-2,
Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8,
Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class
2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19,
Class 2-A-20, Class 2-A-21 and Class 2-A-22 Certificates.

                                      -22-

     Group 2 Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Group 2 Senior Certificates by (y)
the aggregate Pool Stated Principal Balance (Non-PO Portion) for Loan Group 2
with respect to such Distribution Date.

     Group 3: The Group 3 Senior Certificates, the Class 3-X-IO Component and
the Class 3-X-PO Component.

     Group 3 Discount Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Premium Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

     Group 3 Senior Certificates: The Class 3-A-1 and Class 3-A-2 Certificates.

     Group 3 Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Group 3 Senior Certificates by (y)
the aggregate Pool Stated Principal Balance (Non-PO Portion) for Loan Group 3
with respect to such Distribution Date.

     Group 4: The Group 4 Senior Certificates, the Class 4-4A1 Component, the
Class 4-5A3 Component, the Class 4-X-IO Component and the Class 4-X-PO
Component.

     Group 4 Discount Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 4 Premium Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

     Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2 and Class 4-A-3
Certificates.

     Group 4 Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Group 4 Senior Certificates by (y)
the aggregate Pool Stated Principal Balance (Non-PO Portion) for Loan Group 4
with respect to such Distribution Date.

     Group 5: The Group 5 Senior Certificates, the Class 5-4A1 Component, the
Class 5-1A5 Component, the Class 5-5A3 Component, the Class 5-X-IO Component and
the Class 5-X-PO Component.

     Group 5 Discount Mortgage Loan: Any Group 5 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.000% per annum.

                                      -23-

     Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

     Group 5 Premium Mortgage Loan: Any Group 5 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum.

     Group 5 Senior Certificates: The Class 5-A-1 and Class 5-A-2 Certificates.

     Group 5 Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Group 5 Senior Certificates by (y)
the aggregate Pool Stated Principal Balance (Non-PO Portion) for Loan Group 5
with respect to such Distribution Date.

     Group 6: The Group 6 Senior Certificates, the Class 6-X-IO Component and
the Class 6-X-PO Component.

     Group 6 Discount Mortgage Loan: Any Group 4 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 5.500% per annum.

     Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

     Group 6 Premium Mortgage Loan: Any Group 6 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
5.500% per annum.

     Group 6 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 6-A-2 and Class 6-A-3
Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 6 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 6.

     Group 6 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 6-A-2 and Class 6-A-3
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 6 immediately prior to such
Distribution Date.

     Group 6 Senior Certificates: The Class 6-A-1, Class 6-A-2, Class 6-A-3 and
Class 6-A-4 Certificates.

     Group 6 Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Group 6 Senior Certificates by (y)
the aggregate Pool Stated Principal Balance (Non-PO Portion) for Loan Group 6
with respect to such Distribution Date.

     Group Subordinate Amount: For any Distribution Date and any Loan Group is
equal to the excess of the Pool Principal Balance (Non-PO Portion) for such Loan
Group over the aggregate class balance and component balance of the Senior
Certificates (other than the Class 1-A-5, Class 4-A-1 and Class 5-A-3
Certificates) and Components (other than the Class PO Components) of such Group immediately prior to such date.

     Holder: A Certificateholder.

                                      -24-

     Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-3, Class 1-A-5, Class 5-A-3 and Class X-IO Certificates), the
Class Certificate Balance set forth in the Preliminary Statement. The Class
1-A-3, Class 1-A-5, Class 5-A-3 and Class X-IO Certificates are Interest Only
Certificates and have no Initial Class Certificate Balance.

     Initial Component Balance: As to each Class 4-A-1 Component and Class PO
Component, the Component Balance set forth in the Preliminary Statement.

     Initial Notional Amount: As to each Class of Interest Only Certificates, the Notional Amount set forth in the Preliminary Statement.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the Class 1-A-2, Class 1-A-3, Class
1-A-5, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-3, Class X-IO
Certificates) and each Class IO Component, the period from and including the first day of the calendar month preceding the calendar month of such
Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and each Class 1-A-2, Class
1-A-3, Class 4-A-2 and Class 5-A-1 Certificates and each Components of the Class
1-A-5, Class 4-A-1 and Class 5-A-3 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month of such
Distribution Date to and including the 24th day of the calendar month of such
Distribution Date.

     Interest Distribution Amount: For any Distribution Date and each Class of interest-bearing Certificates (other than the Class 1-A-5, Class 4-A-1, Class
5-A-3 and Class X-IO

                                      -25-

Certificates) and each interest-bearing Component, the sum of (i) the Accrued
Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii)
any Class Unpaid Interest Shortfall for such Class.

     Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-3,
Class 1-A-5, Class 5-A-3 and Class X-IO Certificates are the only Classes of
Interest Only Certificates.

     Intermediate Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Intermediate Lower-Tier Distribution Amount: As defined in Section 5.02(a).

     Intermediate Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Intermediate Lower-Tier
Certificate Sub-Account.

     LIBOR: As to any Distribution Date, the arithmetic mean of the London
Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.09.

     LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

     LIBOR Certificates: Any of the Class 1-A-2, Class 1-A-3, Class 1-A-5, Class
4-A-1, Class 4-A-2, Class 5-A-1 or Class 5-A-3 Certificates.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5 or Loan Group 6.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

                                      -26-

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan Group 5: The Group 5 Mortgage Loans.

     Loan Group 6: The Group 6 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

     Losses: As defined in Section 5.10.

     Lower-Tier Distribution Amount: As defined in Section 5.02(a).

     Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the
Intermediate Lower-Tier Certificate Sub-Account or the Upper-Tier Certificate
Sub-Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Lower-Tier REMICs: The Lower-Tier REMIC and the Intermediate Lower-Tier
REMIC.

     Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated "Wells
Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-2."

     Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or

                                      -27-

servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

     MERS: As defined in Section 2.01(b)(iii).

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.04(b).

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan in accordance with the terms of the related Mortgage Note.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated February 27, 2006, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5 and Exhibit D-6 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off
Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest
Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage
Loan, and, if such date is not the Due Date currently in effect, such Due Date;
(viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off
Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer;
(xvi) the Appraised Value;

                                      -28-

(xvii) the closing date of the Mortgage Loan; and (xviii) a code indicating whether the Mortgage Loan has a prepayment premium. With respect to the Mortgage
Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the
weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     National City Mortgage: National City Mortgage Co.

     National City Mortgage Servicing Agreement: Collectively, the Master
Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between BANA (as successor in interest to BAMCC) and National City Mortgage, as amended by (i) Amendment No. 1, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage and BANA, (ii) the Master Assignment, Assumption and
Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage, BANA and Wachovia Bank, National Association, (iii) Amendment No.
2, dated as of October 1, 2004, by and between National City Mortgage and BANA,
(iv) Amendment No. 3, dated as of August 11, 2005, by and between National City
Mortgage and BANA, (v) that certain Regulation AB Compliance Addendum to the
Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and BANA, (vi) those certain Assignment and Conveyance Agreements, dated December 20, 2005, and January 19, 2006, and
(vii) the Assignment Assumption and Recognition Agreement, dated February 27,
2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and
National City Mortgage.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the
Servicing Fee Rate for such Mortgage Loan.

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is
5.500% for each Group 1 Discount Mortgage Loan, 5.750% for each Group 2 Discount
Mortgage Loan, 6.000% for each Group 3 Discount Mortgage Loan, 6.000% for each
Group 4 Discount Mortgage Loan, 6.000%

                                      -29-

for each Group 5 Discount Mortgage Loan and 5.500% for each Group 6 Discount
Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan,
100%.

     Non-PO Principal Amount: As to any Distribution Date and Loan Group, the
sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable
Servicing Agreement), (b) the Stated Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable Servicing Agreement as of such
Distribution Date, (ii) each Mortgage Loan in such Loan Group repurchased by the
Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase
Obligation as of such Distribution Date, (iii) each Mortgage Loan in such Loan
Group repurchased by the Depositor pursuant to Section 2.04 or (iv) each
Mortgage Loan in such Loan Group purchased by the Master Servicer pursuant to
Section 10.01, (c) any Substitution Adjustment Amount (net of unreimbursed
Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with a
Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date, (e) with respect to each
Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of
Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period and (f) with respect to each Mortgage Loan, all Principal Prepayments on the Mortgage Loans
in such Loan Group received by a Servicer during the calendar month preceding the month of such Distribution Date; and (ii) the Non-PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-PO Recovery: As to any Distribution Date and Loan Group, the amount of all Recoveries received with respect to such Loan Group during the calendar month preceding the month of such Distribution Date less the Class PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

                                      -30-

     Notional Amount: With respect to (a) the Class 1-A-3 Certificates and any date of determination, the Class 1-A-3 Notional Amount, (b) the Class 1-A-5
Certificates and any date of determination, the sum of the Class 1-1A5 Notional
Amount and the Class 5-1A5 Notional Amount, (c) the Class 5-A-3 Certificates and
any date of determination, the sum of the Class 4-5A3 Notional Amount and the
Class 5-5A3 Notional Amount and (d) the Class X-IO Certificates and any date of determination, the Class X-IO Notional Amount.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     Offered Certificates: The Senior, Class B-1, Class B-2, Class B-3, Class
X-M-1, Class X-B-1, Class X-B-2 and Class X-B-3 Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

Class B-1     1.39%
Class B-2     0.82%
Class B-3     0.52%
Class B-4     0.31%
Class B-5     0.15%
Class B-6     0.00%
Class X-M-1   2.29%
Class X-B-1   1.63%
Class X-B-2   1.02%
Class X-B-3   0.61%
Class X-B-4   0.36%
Class X-B-5   0.20%
Class X-B-6   0.00%

                                      -31-

     Original Subordinate Certificate Balance: $30,489,149.

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a
Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: As to each Class of interest-bearing Certificates and each interest-bearing Component, the per annum rate set forth or described in the Preliminary Statement.

     Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a
Mortgagor during the calendar month preceding the month of such Distribution
Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for the Class 1-A-3, Class 1-A-5, Class 5-A-3 and Class X-IO
Certificates) by the Initial Class Certificate Balance or Initial Notional
Amount, as applicable, of the Class of which such Certificate is a part.

     Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the
     United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i)
     maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F1" by Fitch and "A-1+" by S & P;

                                      -32-

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch and "A-1+" by S & P;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "F1" by Fitch and "A-1+"
     by S & P;

          (v) investments in money market funds (including funds of the
     Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation)
     rated "AAA" by Fitch (if rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each
     Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
     Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as three separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Master Servicer based on an Opinion of
Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                      -33-

     Physical Certificates: The Class 2-A-R, Class B-4, Class B-5, Class B-6,
Class X-B-4, Class X-B-5 and Class X-B-6 Certificates.

     Plan: As defined in Section 6.02(e).

     Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by a
Servicer (or the Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan
Group made by the applicable Servicer in respect of such Loan Group and such
Distribution Date deposited to the Master Servicer Custodial Account pursuant to
Section 3.09(d)(iii); (ii) all Liquidation Proceeds (other than Excess Proceeds)
received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master
Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal
Prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(d)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage
Loans in such Loan Group, the aggregate of the Purchase Prices and Substitution
Adjustment Amounts remitted on the related Remittance Date pursuant to Section
3.09(d)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v), (viii), (ix), and (x) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement
Amount required to be included pursuant to Section 5.02; and (vii) any Non-PO
Recovery with respect to such Distribution Date and Loan Group over (b) any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11 in respect of such Loan Group.

     Pool Stated Principal Balance: As to any Distribution Date and Loan Group,
the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date
and Loan Group, the sum of the product, for each Mortgage Loan of such Loan
Group, of (a) the Non-PO Percentage of such Mortgage Loan multiplied by (b) the
Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage
Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO
Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date and Loan Group, (i) the
sum of the applicable PO Percentage of (a) the principal portion of each Monthly
Payment (net of

                                      -34-

unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) due on each Mortgage Loan in such Loan Group on the related Due Date; (b) the Stated
Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable
Servicing Agreement as of such Distribution Date, (ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan
Purchase Agreement or a Purchase Obligation as of such Distribution Date, (iii)
each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to
Section 2.04, or (iv) each Mortgage Loan in each Loan Group purchased by the
Master Servicer pursuant to Section 10.01; (c) any Substitution Adjustment
Amount (net of unreimbursed Advances and other amounts as to which the related
Servicer is entitled to be reimbursed pursuant to the applicable Servicing
Agreement)in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date; (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date; (e) with respect to each
Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of
Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period; and (f) all
Principal Prepayments on the Mortgage Loans in such Loan Group received by a
Servicer during the calendar month preceding the month of such Distribution
Date; and (ii) the Class PO Recovery with respect to such Loan Group for such
Distribution Date.

     Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium
Mortgage Loan, Group 3 Premium Mortgage Loan, Group 4 Premium Mortgage Loan,
Group 5 Premium Mortgage Loan and Group 6 Premium Mortgage Loan.

     Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class
2-A-21 and Class X-PO Certificates are the only Principal Only Certificates.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payaheads) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                                      -35-

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Private Certificates: The Class B-4, Class B-5, Class B-6, Class X-B-4,
Class X-B-5 and Class X-B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates that is not a Restricted Class, the portion of the Subordinate
Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata
Share of a Restricted Class shall be 0%.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

     Rate Determination Date: As to any Class of LIBOR Certificates, the second
LIBOR Business Day prior to the beginning of the applicable Interest Accrual
Period for such Class and such Distribution Date.

     Rating Agency: Each of S&P, Fitch and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to

                                      -36-

the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage
Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the
amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Certificates: As defined in the Preliminary Statement hereto.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; and
for Loan Group 6, Group 6.

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5;
and for Group 6, Loan Group 6.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

                                      -37-

     Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the
Regular Certificates as that term is defined in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: The 18th day of each month beginning in March 2006 (or, if such day is not a Business Day, the preceding Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by a Servicer to the
Custodian on behalf of the Trustee, as the case may be, substantially in the form attached hereto as Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Residual Certificate: The Class 2-A-R Certificate.

                                      -38-

     Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
1-A-4, Class 1-A-5, Class 2-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class
2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15,
Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20, Class
2-A-21, Class 2-A-22, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class
4-A-3, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2, Class
6-A-3, Class 6-A-4, Class X-IO and Class X-PO Certificates.

     Senior Credit Support Depletion Date: The date on which (i) with respect to the Group 1 Senior Certificates, the Group 2 Senior Certificates, the Group 4
Senior Certificates, the Group 5 Senior Certificates and the Group 6 Senior
Certificates, the aggregate Class Certificate Balance of the Crossed Group
Subordinate Certificates has been reduced to zero and (ii) with respect to the
Group 3 Senior Certificates, the aggregate Class Certificate Balance of the
Class B Certificates has been reduced to zero.

     Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance or Component Balance of the
Senior Certificates or Components of the Related Group immediately prior to such
Distribution Date, by (ii) the Pool Stated Principal Balance (Non-PO Portion) of
such Loan Group for such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date and Loan Group
during the five (5) years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and for any Distribution Date
occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group

                                      -39-

plus 60% of the Subordinate Percentage for such Loan Group for such Distribution
Date; for any Distribution Date in the third (3rd) year thereafter, the Senior
Percentage for such Loan Group plus 40% of the Subordinate Percentage for such
Loan Group for such Distribution Date; for any Distribution Date in the fourth
(4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the
Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior
Percentage for such Loan Group for such Distribution Date (unless on any of the foregoing Distribution Dates, the applicable Total Senior Percentage exceeds the initial Total Senior Percentage applicable for each Loan Group, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the
Senior Prepayment Percentage for a Loan Group will occur unless both of the
Senior Step Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (i) the Senior Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (ii) the Senior Prepayment Percentage for such Loan Group of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e)
and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group.

     Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage for a Loan Group applies, (i)
the outstanding principal balance of, in the case of Crossed Loan Group, all the
Crossed Group Mortgage Loans, and in the case of Loan Group 3, all Group 3
Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate
Balance of, in the case of the Crossed Loan Group, the Crossed Group Subordinate
Certificates and, in the case of the Loan Group 3, the Class B Certificates, is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to such Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                       PERCENTAGE OF
                                   ORIGINAL SUBORDINATE
DISTRIBUTION DATE OCCURRING         CERTIFICATE BALANCE
---------------------------        --------------------
March 2011 through February 2012            30%
March 2012 through February 2013            35%
March 2013 through February 2014            40%
March 2014 through February 2015            45%
March 2015 and thereafter                   50%

                                      -40-

     Servicer: Any of BANA, Countrywide, GMACM, National City Mortgage,
SunTrust, Washington Mutual or Wells Fargo Bank, each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

     Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

     Servicing Agreements: Any of the BANA Servicing Agreement, Countrywide
Servicing Agreement, GMACM Servicing Agreement, the National City Mortgage
Servicing Agreement, the SunTrust Servicing Agreement, the Washington Mutual
Servicing Agreement and the Wells Fargo Servicing Agreement.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of
Regulation AB, as such may be amended from time to time

     Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

     Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: With respect to each Servicer, as defined in the related
Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

                                      -41-

Shift Percentage: For any Distribution Date will be the percentage indicated
below:

DISTRIBUTION DATE OCCURRING IN        SHIFT PERCENTAGE
------------------------------        ----------------
March 2006 through February 2011...            0%
March 2011 through February 2012...           30%
March 2012 through February 2013...           40%
March 2013 through February 2014...           60%
March 2014 through February 2015...           80%
March 2015 and thereafter..........          100%

     Similar Law: As defined in Section 6.02(e).

     Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

     Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest, Class
4-LS Interest, Class 5-LS Interest and the Class 6-LS Interest, equal to the ratio among the Group Subordinate Amounts of Loan Group 1, Loan Group 2, Loan
Group 4, Loan Group 5 and Loan Group 6.

     Subordinate Certificates: The Class B, Class X-M-1 and Class X-B
Certificates.

     Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date and Loan Group, an amount equal to the sum of (i) the Subordinate
Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group and (ii) the
Subordinate Prepayment Percentage for such Loan Group of the applicable Non-PO
Percentage

                                      -42-

of the amounts described in clauses (i)(e)and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such
Distribution Date and Loan Group.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v)
have a credit score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage
Loan representation and warranty set forth in the Mortgage Loan Purchase
Agreement, the Servicing Agreements and this Agreement. More than one Substitute
Mortgage Loan may be substituted for a Defective Mortgage Loan if such
Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     SunTrust: SunTrust Mortgage, Inc.

     SunTrust Servicing Agreement: Collectively, the Flow Sale and Servicing
Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to BAMCC) and SunTrust, as amended by (i) Amendment No. 1, dated as of
June 1, 2004, and Amendment No. 2, dated as of November 1, 2004, by and between
BANA and SunTrust, (ii) the Master Assignment, Assumption and Recognition
Agreement, dated September 1, 2004, by and among BAMCC, BANA, Wachovia Bank,
National Association, and SunTrust, (iii) that certain Regulation AB Compliance
Addendum to the Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between BANA and SunTrust, (iv) those certain Memorandum of Sale, dated as of November 22, 2005, and February 3, 2006, and (v) the Assignment,
Assumption and Recognition Agreement, dated February 27, 2006, among BANA, BAFC, the Trustee, the Master Servicer and SunTrust.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
Section 1.860F-4(d) and Treasury Regulation Section 301.6231(a)(7)-1.

     Total Senior Percentage: Either the Crossed Group Total Senior Percentage
or the Group 2 Total Senior Percentage.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-2 Trust."

                                      -43-

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase
Agreement (including any security interest created thereby) and (vi) the
Servicer Custodial Accounts, the Master Servicer Custodial Account and the
Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the
Trust Estate.

     Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier
REMIC which is held as an asset of the Intermediate Lower-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LPO Interest, Class 1-LIO
Interest, Class 2-L Interest, Class 2-LS Interest, Class 2-LPO Interest, Class
2-LIO Interest, Class 3-L Interest, Class 3-LPO Interest, Class 3-LIO Interest,
Class 4-L Interest, Class 4-LS Interest, Class 4-LPO Interest, Class 4-LIO
Interest, Class 5-L Interest, Class 5-LS Interest, Class 5-LPO Interest, Class
5-LIO Interest, Class 6-L Interest, Class 6-LS Interest, Class 6-LPO Interest
and Class 6-LIO Interest are Uncertificated Lower-Tier Interests.

     Uncertificated Intermediate Lower-Tier Interest: A regular interest in the
Intermediate Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof.
Any of the Class 1-A-IT1 Interest, Class 1-A-IT2 Interest, Class 1-A-IT3
Interest, Class 1-ITIO Interest, Class 1-ITPO Interest, Class 2-A-IT1 Interest,
Class 2-A-ITR Interest, Class 2-ITIO Interest, Class 2-ITPO Interest, Class
3-A-IT1 Interest, Class 3-ITIO Interest, Class 3-ITPO Interest, Class 4-A-IT1
Interest, Class 4-A-IT2 Interest, Class 4-ITIO Interest, Class 4-ITPO Interest,
Class 5-A-IT1 Interest, Class 5-A-IT2 Interest, Class 5-ITIO Interest, Class
5-A-ITPO Interest, Class 6-A-IT1 Interest, Class 6-ITIO Interest, Class 6-ITPO
Interest, Class B-IT1 Interest, Class B-IT2 Interest, Class B-IT3 Interest,
Class B-IT4 Interest, Class B-IT5 Interest, Class B-IT6 Interest, Class X-M-IT1
Interest Class X-B-IT1 Interest, Class X-B-IT2 Interest, Class X-B-IT3 Interest,
Class X-B-IT4 Interest, Class X-B-IT5 Interest and Class X-B-IT6 Interest are
Uncertificated Intermediate Lower-Tier Interests.

     Undercollateralized Amount: As defined in Section 5.02.

     Undercollateralized Group: As defined in Section 5.02.

                                      -44-

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

     Upper-Tier Certificate Sub-Account: The deemed sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

     Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Intermediate Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier
Certificate Sub-Account.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-3 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-5 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 5-A-3 Certificates, (e) 1% of all
Voting Rights shall be allocated to the Holders of the Class X-IO Certificates and (d) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     Washington Mutual: Washington Mutual Bank.

     Washington Mutual Servicing Agreement: Collectively, (i) the Mortgage Loan
Purchase and Sale Agreement (Amended and Restated), dated as of July 1, 2003, by and among Washington Mutual, Washington Mutual Bank fsb and BANA (as successor in interest to BAMCC), as amended by (a) the Master Assignment, Assumption and
Recognition Agreement, dated as of July 1, 2004 (the "Master AAR"), by and among
BAMCC, BANA and Washington Mutual and (b) that certain Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual, Washington Mutual Bank fsb and BANA, (ii) the
Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual, as amended by (a) the Master AAR and (b)
that certain Regulation AB Amendment to the Servicing Agreement, dated as of
January 1, 2006, by and between Washington Mutual and BANA, (iii) that certain
Term Sheet, dated as of January 24, 2006, by and between Washington Mutual and
BANA and (iv) the Assignment, Assumption and Recognition Agreement, dated
February 27, 2006, by and among BANA, the

                                      -45-

Depositor, the Trustee, the Master Servicer, Washington Mutual Bank fsb and
Washington Mutual.

     Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

     Wells Fargo Servicing Agreement: Collectively, (a) that certain Master
Seller's Warranties and Servicing Agreement (as amended, the "2003 MSWSA"), dated as of January 1, 2003, by and between BANA and Wells Fargo Bank (as successor in interest to Wells Fargo Home Mortgage, Inc.), (b) that certain
Master Mortgage Loan Purchase Agreement, (as amended, the "2003 MMLPA"), dated as of January 1, 2003, by and between BANA and Wells Fargo Bank (as successor in interest to Wells Fargo Home Mortgage, Inc.), (c) that certain Master Seller's
Warranties and Servicing Agreement, dated as of March 1, 2005 (as amended and restated on December 1, 2005, the "March MSWSA"), by and between BANA and Wells
Fargo Bank, (d) that certain Master Mortgage Loan Purchase Agreement, dated as of March 1, 2005 (as amended and restated on December 1, 2005, the "March
MMLPA"), by and between BANA and Wells Fargo Bank, (e) that certain Amended and
Restated Master Seller's Warranties and Servicing Agreement, dated as of
December 1, 2005 (the "December MSWSA"), by and between BANA and Wells Fargo
Bank, (f) that certain Amended and Restated Master Mortgage Loan Purchase
Agreement, dated as of December 1, 2005 (the "December MMLPA"), by and between
BANA and Wells Fargo Bank, (g) that certain Assignment and Conveyance Agreement
(W11), dated as of February 26, 2004, by and between BANA and Wells Fargo Bank,
(h) that certain Assignment and Conveyance Agreement (W84), dated as of October
26, 2005, by and between BANA and Wells Fargo Bank, (i) that certain Assignment and Conveyance Agreement (W97), dated as of December 15, 2005, by and between
BANA and Wells Fargo Bank, (j) that certain Assignment and Conveyance Agreement
(W01), dated as of January 27, 2006, by and between BANA and Wells Fargo Bank and (k) the Assignment, Assumption and Recognition Agreement, dated February 27,
2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and
Wells Fargo Bank.

     Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage
Loans (other than payments of principal and interest due and payable on the
Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the

                                      -46-

Sponsor's rights under the Servicing Agreements. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other
Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of
(i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New
Mexico Home Loan Protection Act effective January 1, 2004, (iii) the
Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or
(iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
     Association, as trustee for holders of Banc of America Funding Corporation
     Mortgage Pass-Through Certificates, Series 2006-2, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note)
     and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below and other than with respect to the
     Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such
     Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded
     Mortgage, a copy of such Mortgage certified by the applicable Servicer
     (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
     trustee for the holders of Banc of America Funding Corporation Mortgage
     Pass-Through Certificates, Series 2006-2" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be

                                      -47-

     provided by the recording office; and provided, further, if the related
     Mortgage has been recorded in the name of Mortgage Electronic Registration
     Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable
     Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) other than with respect to the Mortgage Loans purchased by the
     Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the
     Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

          (vi) the original of any guarantee executed in connection with the
     Mortgage Note;

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                                      -48-

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2)
any other documents required to be delivered by the Depositor, or the applicable
Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may
be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity"
or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     Upon discovery by the Depositor or notice from Wells Fargo Bank, the Master
Servicer, the Securities Administrator or Trustee that a Document Transfer Event has occurred, the

                                      -49-

Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from
Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a
Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such
Custodian) of the following additional documents or instruments to the Mortgage
File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a
Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

          (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo Bank
(which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

          (2) the original or a certified copy of the lender's title insurance policy;

          (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

          (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                                      -50-

     With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.
Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section
2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a
Custodian to deliver to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor and the Master Servicer a certification in

                                      -51-

the form attached hereto as Exhibit L (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee, a Custodian or the Securities Administrator
discovers a breach by a Servicer or the Sponsor of any representation, warranty or covenant under the Servicing Agreements or the Mortgage Loan Purchase
Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan
(provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders), then such party shall promptly so notify the Master
Servicer, the Sponsor, such Servicer, the Securities Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer or the Sponsor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Sponsor or the applicable Servicer, as applicable, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's or Sponsor's obligation, as the case may be, under the applicable Servicing Agreement or the Mortgage Loan Purchase
Agreement, as applicable, and cause the applicable Servicer or Sponsor, as applicable, to either (a) other than in the case of Washington Mutual, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the
Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of either the
Trustee, the Securities Administrator or the Trust Estate, addressed to the
Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section

                                      -52-

2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage
Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor any Custodian
shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer or the Sponsor, the Trustee, on behalf of the
Trust, shall enforce the rights of the Trust under the Servicing Agreements and the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders.
If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a Servicing Agreement, the
Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the
Trustee receives written notice from the Depositor, the Master Servicer or the
Securities Administrator of a breach of a representation with respect to a
Mortgage Loan set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer or the Sponsor to cure or to repurchase (or, other than in the case of Washington Mutual, to substitute for)
any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer or the Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     With respect to the representations and warranties relating to the Mortgage
Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the

                                      -53-

benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

     The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such
Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Servicer in the applicable Servicing Agreement, without regard to whether such Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor or a Servicer
(other than Washington Mutual) has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee and any Custodian. Upon
such substitution of a Mortgage Loan by the Sponsor or a Servicer (other than
Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute

                                      -54-

Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph)
and receipt by the Trustee of a Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such
Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such
Person or its designee to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which Sponsor or a Servicer (other than Washington Mutual)
substitutes one or more Substitute Mortgage Loans for one or more Defective
Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person
(after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan
Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such Person to the
Master Servicer for deposit to the Master Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix).
In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
     United States of America and has

                                      -55-

     all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a
     Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this
     Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.
     This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
     All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
     Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this
     Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master
     Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the
     Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

                                      -56-

     Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.
     The Mortgage Loans were not assigned or pledged by the Depositor and the
     Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the
     Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the
     Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or the related Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Upon discovery by any of the Depositor, the Master Servicer, the Securities
Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach")
and that such breach materially and adversely affects the interests of the
Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any
Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available

                                      -57-

to Certificateholders, or to the Trust and the Trustee on behalf of
Certificateholders, and such obligation shall survive until termination of the
Trust hereunder.

     Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class 2-A-R, Class
1-A-5, Class 4-A-1, Class 5-A-3, Class X-IO and Class X-PO Certificates), the
Components and the Classes of Subordinate Certificates as "regular interests"
and the Class UR Interest as the single class of "residual interest" in the
Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated
Intermediate Lower-Tier Interests as classes of "regular interests" and the
Class ILR Interest as the single class of "residual interest" in the
Intermediate Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and
860G(a)(2) and (ii) the Uncertificated Lower-Tier Interests as classes of
"regular interests" and the Class LR Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively.

     Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and Lower-Tier REMIC within the meaning of Section
860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and the Lower-Tier REMIC is March 25, 2036.

     Section 2.08 Execution and Delivery of Certificates. The Securities
Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Intermediate Lower-Tier
REMIC and the Certificateholders and that it holds the Uncertificated
Intermediate Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Lower-Tier
Interests and Uncertificated Intermediate Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Intermediate Lower-Tier Interests and the Uncertificated
Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a

                                      -58-

manner consistent with this Agreement, subject to the prior sentence, and with
Customary Servicing Procedures. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the
Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each
Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the Master Servicer's records, and based on such reconciled and corrected information, prepare the Master
Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Master Servicer
Custodial Account pursuant to the applicable Servicing Agreements.

     Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master
Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer (except, in the case of the Wells Fargo Servicing Agreement, the
Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such

                                      -59-

successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The
Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the
Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master
Servicer or the Trustee, as applicable, with respect to any Servicing Agreement
(including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the
Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee,
as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the
Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

     (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

     (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) Subject to the conditions set forth in this Section 3.02(f), the Master
Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the

                                      -60-

same extent as if such Servicing Function Participant were the Master Servicer.
The Master Servicer shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

     The Master Servicer shall indemnify the Depositor, the Sponsor, the Trustee and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section
3.21 or Section 3.22.

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sponsors' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as

                                      -61-

provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a)
The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

                                      -62-

     Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

     Section 3.07 Trustee to Act as Master Servicer. (a) In the event the Master
Servicer or any successor master servicer shall for any reason no longer be the
Master Servicer hereunder (including by reason of an Event of Default), the
Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

     (b) The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

     Section 3.08 Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

     (b) The Master Servicer shall also enforce the obligation of each Servicer to establish and maintain a Buy-Down Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a Mortgage
Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related
Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for

                                      -63-

purposes required or permitted by this Agreement. In addition, the Master
Servicer shall enforce the obligation of each Servicer to withdraw from the
Buy-Down Account and deposit in immediately available funds in the Servicer
Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     (c) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     (b) The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of four sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, on each Distribution Date (or, if the Securities Administrator is no
longer the same Person as, or an Affiliate of, the Master Servicer, the Business
Day preceding each Distribution Date) all amounts on deposit in the Master
Servicer Custodial Account for distribution to Certificateholders.

     (c) The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same Person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

     (d) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited the following payments and collections remitted to the
Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the
Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date
(other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

                                      -64-

          (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than
     Insurance Proceeds to be (1) applied to the restoration or repair of the
     Mortgaged Property, (2) released to the Mortgagor in accordance with
     Customary Servicing Procedures or (3) required to be deposited to an Escrow
     Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted
     Investments with respect to the Master Servicer Custodial Account;

          (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

          (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section
     8.01) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

          (vii) all Purchase Prices, all Substitution Adjustment Amounts and all
     Reimbursement Amounts to the extent received by the Servicer;

          (viii) any Recoveries;

          (ix) any Buy-Down Funds required to be deposited pursuant to Section
     3.08; and

          (x) any other amounts required to be deposited hereunder.

     If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

     (e) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date)
and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account
Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master
Servicer Custodial Account incurred in any such account in respect of any such investments shall

                                      -65-

promptly be deposited by the Master Servicer from its own funds in the Master
Servicer Custodial Account.

     (f) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

     (g) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as
Exhibit F.

     (h) The Securities Administrator shall designate each of the Intermediate
Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as
a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the
Securities Administrator shall, from funds available on deposit in the
Certificate Account, be deemed to deposit into the Intermediate Lower-Tier
Certificate Sub-Account, the Lower-Tier Distribution Amount. The Securities
Administrator shall then immediately, from funds available in the Intermediate
Lower-Tier Certificate Sub-Account, be deemed to deposit into the Upper-Tier
Certificate Sub-Account, the Intermediate Lower-Tier Distribution Amount.

                                      -66-

     Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

     Section 3.11 Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a)The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

          (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the
     Servicing Agreements and to pay itself any Master Servicer Custodial
     Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any
     amounts due to the Securities Administrator and the Trustee under this
     Agreement (including, but not limited to, all amounts provided for under
     Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

          (iii) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for unreimbursed Advances made pursuant to the related Servicing
     Agreement (or in the case of itself or the Trustee, pursuant to Section
     3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
     Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

          (iv) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
     Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
     Servicer (of, if applicable, the Master Servicer or the Trustee);

          (v) to reimburse the Servicers for Insured Expenses from the related
     Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or
     REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

                                      -67-

          (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer
     Custodial Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

     (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 2-A-R
Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

     Section 3.12 Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master
Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable
Servicing Agreement) shall be deposited into the Master Servicer Custodial
Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

                                      -68-

     Section 3.13 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To
the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO
Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any
Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust
(such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of
Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the

                                      -69-

imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any
Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master
Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a
Certificateholder that has

                                      -70-

furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder"
within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any
Certificateholder pursuant to federal withholding requirements, the Securities
Administrator shall indicate the amount withheld to such Certificateholder.

     Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within seven (7)
Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable
Servicer shall cause the Mortgage Files so released to be returned to the
Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's

                                      -71-

sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to a fee in an amount agreed upon between the Master Servicer and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Master Servicer shall also be entitled to additional compensation in the form of the Master Servicer Custodial Account Reinvestment
Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this
Agreement.

     Section 3.19 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each

                                      -72-

applicable Advance Date no later than the related Remittance Date. If a Servicer fails to make any required Periodic Advance pursuant to the related Servicing
Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related
Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this Section 3.19, the Master
Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the Depositor.

     Section 3.20 Annual Statement as to Compliance. (a)Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator (and the Securities Administrator
will forward to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement has been made under such officers' supervision and
(b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master
Servicer and the Securities Administrator under this Section apply to each entity that acted as Master Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master
Servicer or Securities Administrator at the time such Compliance Statement is required to be delivered.

     (b) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

                                      -73-

     Section 3.21 Assessments of Compliance and Attestation Reports. (a)Each of
the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the
Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Assessment of
Compliance"), reasonably satisfactory to the Depositor and the Securities
Administrator, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant
Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant
Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing
Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Securities
Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to
Section 3.21(b)) of each Servicing Function Participant engaged by it.

     Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (b) Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section

                                      -74-

3.21(c), an "Attestation Report") to the Securities Administrator and the
Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting
Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of the Commission's Regulation S-X.
Such Attestation Reports must be available for general use and not contain restricted use language.

     Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.
None of the Master Servicer, the Securities Administrator or any Servicing
Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form
10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation
Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the
Trust for the preceding fiscal year.

     (c) The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

     (d) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section
3.21, coupled with an Attestation Report as required in this Section 3.21 with respect to the period of time that the Master Servicer or the Securities
Administrator was subject to this Agreement.

     Section 3.22 Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the
Exchange Act. Without limiting the generality of the foregoing, the Securities
Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form
10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the

                                      -75-

Trust. Notwithstanding the previous sentence, the Depositor shall file the Form
8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit R hereto and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any
Additional Form 10-D Disclosure, absent such reporting, direction and approval.

     As set forth on Exhibit R hereto, for so long as the Trust is subject to the reporting requirements of the Exchange Act, within 5 calendar days after the related Distribution Date, (i) certain parties to this Agreement shall be required to provide to the Securities Administrator (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, (ii) the parties listed on Exhibit R hereto shall include with such
Additional Form 10-D Disclosure, an Additional Disclosure Notification in the
form attached hereto as Exhibit V and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The
Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the
Securities Administrator shall forward such Form 10-D to the Depositor for review. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the
Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Each party to this
Agreement acknowledges that the performance by the Securities Administrator of its duties

                                      -76-

under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(b). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing
Deadline") (it being understood that the fiscal year for the Trust ends on
December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

          (i) a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, a "Reporting Servicer") as described under Section 3.20;

          (ii) (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting
     Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
     Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv) a Sarbanes-Oxley Certification, as described in Section 3.22(e).

     (d) Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit S hereto and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, absent such reporting, direction and approval.

As set forth on Exhibit S hereto, no later than March 1 of each year that the
Trust is subject to the Exchange Act reporting requirements, commencing in 2007,
(i) certain parties to this Agreement shall be required to provide to the
Securities Administrator (at

                                      -77-

cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Securities Administrator and such party, any Additional Form 10-K Disclosure, if applicable, (ii) the parties listed on Exhibit S hereto shall include with such
Additional Form 10-K Disclosure, an Additional Disclosure Notification in the
form attached hereto as Exhibit V and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The
Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer for review.
No later than 5:00 p.m. New York City time on the 4th Business Day prior to the
10-K Filing Deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the
Securities Administrator will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the
Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this
Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(c), Section 3.22(e), Section 3.20 and Section 3.21. The Securities
Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K ("Form
8-K Disclosure Information") shall pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit T hereto and directed and approved by the Depositor, and the

                                      -78-

Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 8-K Disclosure, absent such reporting, direction and approval.

As set forth on Exhibit T hereto, for so long as the Trust is subject to the
Exchange Act reporting requirements, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) certain parties shall be required to provide to the Securities Administrator (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Securities Administrator and such party, any Form 8-K Disclosure Information, if applicable, (ii) the parties listed on Exhibit T hereto shall include with such
Additional Form 8-K Disclosure, an Additional Disclosure Notification in the
form attached hereto as Exhibit V and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form
8-K Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit T of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Master Servicer for review.
No later than Noon New York City time on the 4th Business Day after the
Reportable Event, a duly authorized officer of the Master Servicer in charge of the master servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to immediately follow) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the
Securities Administrator will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the
Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this
Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form
8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (f) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities Administrator is not the same entity as the
Master Servicer) shall provide, and shall cause any

                                      -79-

Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15th of
each year in which the Trust is subject to the reporting requirements of the
Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each
Servicer as described in Section 3.22(f), a "Back-up Certification"), in the
form attached hereto as Exhibit R, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person,
"Certification Parties") can reasonably rely. The senior officer of the Master
Servicer in charge of the master servicing function shall serve as the
Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at the address specified in Section 11.05. In the event the
Master Servicer, the Securities Administrator or any Servicing Function
Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying
Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

     (g) Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

     (h) Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (i) (i) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At any time after the filing of a Form 15
Suspension Notification, if the Depositor or the Certificate Registrar
determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, it shall promptly notify the Securities Administrator and the Securities Administrator
shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (g) of this Section.

          (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form
     8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor and the Master Servicer of such inability to make a timely filing with the
     Commission.

                                      -80-

     In the case of Form 10-D and 10-K, the Securities Administrator, the Master
     Servicer and the Depositor will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the
     Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Trust. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Master Servicer and, only if such filings include any Form 8-K Disclosure, Additional Form 10-D
     Disclosure or Additional Form 10-K Disclosure, as the case may be, the
     Depositor, and such parties agree to cooperate to prepare any necessary
     8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K or 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the From 10-K) of the Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this
     Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form
     8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 3.22(h). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K,
     10-D or 10-K, where such failure results from the Securities
     Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K,
     10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                                      -81-

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01 Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

     Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator
shall distribute out of the Certificate Account, the Intermediate Lower-Tier
Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as applicable
(to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a
Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities
Administrator shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the Master
Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02 Priorities of Distributions. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the
Trustee pursuant to Section 3.09(f) and Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the Master Servicer's Certificate, the Pool
Distribution Amount (after the payment of the Servicing Fees for such Mortgage
Loans and expenses and indemnities

                                      -82-

reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities
Administrator, the Master Servicer or the Trustee) for each Loan Group, and shall apply such funds to the Certificates in the following order of priority and to the extent of such funds, paying each Group solely from the Pool
Distribution Amount for the Related Loan Group, in the following order of priority and to the extent of such funds:

          (i) to each Class of Senior Certificates (other than the Class 1-A-5,
     Class 4-A-1, Class 5-A-3 and Class X-IO Certificates) and the Components of
     such Group, an amount allocable to interest equal to the Interest
     Distribution Amount for such Class or Component Interest Distribution
     Amount for such Component and any shortfall being allocated among such
     Classes or Component in proportion to the amount of the Interest
     Distribution Amount or Component Interest Distribution Amount, as the case may be, that would have been distributed in the absence of such shortfall;

          (ii) concurrently, to each Class of Senior Certificates (other than the Class 1-A-3, Class 1-A-5, Class 4-A-1, Class 5-A-3 and Class X-IO
     Certificates) and the Class PO Component of such Group and with respect to
     Group 4, the Class 4-A-1 Components, pro rata, based on their Senior
     Principal Distribution Amount and PO Principal Amount, respectively, (A) to the Senior Certificates and Class 4-A-1 Components, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section
     5.02(b) and (B) to the Class PO Component of such Group in an aggregate amount up to the applicable PO Principal Amount for such Group;

          (iii) to the applicable Class PO Component of such Group, any applicable Class PO Deferred Amount (after giving effect to the distribution to such Class PO Component of the Class PO Recovery for the
     Related Loan Group), up to the Subordinate Principal Distribution Amounts
     for the related Loan Group or Loan Groups from amounts otherwise distributable, (A) in the case of each Class PO Component (other than the
     Class 3-X-PO Component), first to the Class X-B-6 Certificates pursuant to clause (iv)(B)(14) below, second to the Class X-B-5 Certificates, pursuant to clause (iv)(B)(12) below, third to the Class X-B-4 Certificates, pursuant to clause (iv)(B)(10) below, fourth to the Class X-B-3
     Certificates, pursuant to clause (iv)(B)(8) below, fifth to the Class X-B-2
     Certificates, pursuant to clause (iv)(B)(6) below, sixth to the Class X-B-1
     Certificates, pursuant to clause (iv)(B)(4) below and finally to the Class
     X-M-1 Certificates, pursuant to clause (iv)(B)(2) below, and (B) in the case of the 3-X-PO Component, first to the Class B-6 Certificates pursuant to clause (iv)(A)(12) below, second to the Class B-5 Certificates, pursuant to clause (iv)(A)(10) below, third to the Class B-4 Certificates, pursuant to clause (iv)(A)(8) below, fourth to the Class B-3 Certificates, pursuant to clause (iv)(A)(6) below, fifth to the Class B-2 Certificates, pursuant to clause (iv)(A)(4) below and finally to the Class B-1 Certificates, pursuant to clause (iv)(A)(2) below;

          (iv) to each Class of Subordinate Certificates, subject to paragraph
     (d) below, in the following order of priority:

               (A)  in the case of Loan Group 3:

                                      -83-

                    (1) to the Class B-1 Certificates, an amount allocable to
               interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (2) to the Class B-1 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to clause (iii) above until the Class Certificate
               Balance thereof has been reduced to zero;

                    (3) to the Class B-2 Certificates, an amount allocable to
               interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (4) to the Class B-2 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to clause (iii) above until the Class Certificate
               Balance thereof has been reduced to zero;

                    (5) to the Class B-3 Certificates, an amount allocable to
               interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (6) to the Class B-3 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to clause (iii) above until the Class Certificate
               Balance thereof has been reduced to zero;

                    (7) to the Class B-4 Certificates, an amount allocable to
               interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (8) to the Class B-4 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to clause (iii) above until the Class Certificate
               Balance thereof has been reduced to zero;

                    (9) to the Class B-5 Certificates, an amount allocable to
               interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (10) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to

                                      -84-

               clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                    (11) to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                    (12) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amount pursuant to clause (iii) above until the Class Certificate
               Balance thereof has been reduced to zero; and

               (B) in the case of the Crossed Loan Group:

                    (1) to the Class X-M-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (2) to the Class X-M-1 Certificates an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof, has been reduced to zero;

                    (3) to the Class X-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (4) to the Class X-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero;

                    (5) to the Class X-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (6) to the Class X-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero;

                    (7) to the Class X-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -85-

                    (8) to the Class X-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero;

                    (9) to the Class X-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (10) to the Class X-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero;

                    (11) to the Class X-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (12) to the Class X-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero;

                    (13) to the Class X-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                    (14) to the Class X-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable Class PO Deferred
               Amounts pursuant to clause (iii) above until the Class
               Certificate Balance thereof has been reduced to zero; and

          (v) to the Holder of the Class 2-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub-Account and the Intermediate
     Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
     Amounts.

          No Class of Certificates or Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" or "Component Interest
     Distribution Amount" after its Class Certificate Balance or Notional
     Amount, as the case may be, has been reduced to zero.

          For any Group and on any Distribution Date, amounts distributed in respect of the Class PO Deferred Amounts (including the distribution of the
     Class PO Recoveries) will not reduce the Component Balance of the applicable Class PO Component.

                                      -86-

          All distributions in respect of the Interest Distribution Amount for a
     Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest
     Distribution Amount" as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

          On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of
     Certificates then outstanding which bore the loss to which such
     Reimbursement Amount relates, beginning with the most senior of such
     Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the
     Pool Distribution Amount for the applicable Loan Group.

          (vi) Distributions on the Uncertificated Lower-Tier Interests. On each
     Distribution Date, interest shall be distributed in respect of the
     Uncertificated Lower-Tier Interests (other than the Class 1-LPO Interest, the Class 2-LPO Interest, the Class 3-LPO Interest, the Class 4-LPO
     Interest, the Class 5-LPO Interest and the Class 6-LPO Interest) at the
     pass-through rate thereon, as described in the next to last paragraph of this Section 5.02. All distributions of principal shall be made first to the Class 1-LPO Interest, the Class 2-LPO Interest, the Class 3-LPO
     Interest, the Class 4-LPO Interest, the Class 5-LPO Interest and the Class
     6-LPO Interest, so as to keep the principal balances thereof at all times equal to the Component Balances of the Class 1-X-PO Component, the Class
     2-X-PO Component, the Class 3-X-PO Component, Class 4-X-PO Component, Class
     5-X-PO Component and Class 6-X-PO Component, respectively; second, to the
     Class 1-LS Interest, the Class 2-LS Interest, the Class 4-LS Interest, the
     Class 5-LS Interest and the Class 6-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the
     Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 4, Loan
     Group 5 and Loan Group 6, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS
     Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class
     6-LS Interest, such that the Subordinate Balance Ratio is maintained), and third, any remaining principal to the Class 1-L Interest, the Class 2-L
     Interest, the Class 3-L Interest, the Class 4-L Interest, the Class 5-L
     Interest and the Class 6-L Interest. Any distributions of principal made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated Lower-Tier
     Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "2,"
     from the Group 3 Mortgage Loans to the Uncertificated Lower-Tier Interests
     beginning with the numeral "3," from the Group 4 Mortgage Loans to the
     Uncertificated Lower-Tier Interests beginning with the numeral "4," from the Group 5 Mortgage Loans to the Uncertificated Lower-Tier Interests
     beginning with the numeral "5," and from the Group 6 Mortgage Loans to the
     Uncertificated Lower-Tier Interests beginning with the numeral "6."

          Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LPO Interest, the
     Class 2-LPO Interest, the Class 3-

                                      -87-

     LPO Interest, the Class 4-LPO Interest, the Class 5-LPO Interest and the
     Class 6-LPO Interest, so as to keep their principal balances equal to the
     Component Balances of the Class 1-X-PO Component, the Class 2-X-PO
     Component, the Class 3-X-PO Component, Class 4-X-PO Component, Class 5-X-PO
     Component and Class 6-X-PO Component, respectively; second, to the Class
     1-LS Interest, the Class 2-LS Interest, the Class 4-LS Interest, the Class
     5-LS Interest and the Class 6-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the
     Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 4, Loan
     Group 5 and Loan Group 6, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of
     Realized Losses shall be allocated to the Class 1-LS Interest, the Class
     2-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the
     Class 6-LS Interest such that the Subordinate Balance Ratio is maintained);
     and third, the remaining Realized Losses shall be allocated to the Class
     1-L Interest, the Class 2-L Interest, the Class 3-L Interest, the Class 4-L
     Interest, the Class 5-L Interest and the Class 6-L Interest. Any Realized
     Losses allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c)
     from Realized Losses allocated to Loan Group 3 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "3," (d)
     from Realized Losses allocated to Loan Group 4 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "4," (e)
     from Realized Losses allocated to Loan Group 5 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "5," and (c)
     from Realized Losses allocated to Loan Group 6 in the case of
     Uncertificated Lower-Tier Interests beginning with the numeral "6."

          As of any date, the aggregate principal balance of the Class 1-L
     Interest and the Class 1-LS Interest shall equal the aggregate Pool Stated
     Principal Balance (Non-PO Portion) of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS
     Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO
     Portion) of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest shall equal the aggregate Pool Stated Principal
     Balance (Non-PO Portion) of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS Interest
     shall equal the Pool Stated Principal Balance (Non-PO Portion) of Loan
     Group 4. As of any date, the aggregate principal balance of the Class 5-L
     Interest and the Class 5-LS Interest shall equal the Pool Stated Principal
     Balance (Non-PO Portion) of Loan Group 5. As of any date, the aggregate principal balance of the Class 6-L Interest and the Class 6-LS Interest
     shall equal the Pool Stated Principal Balance (Non-PO Portion) of Loan
     Group 6. As of any date, (i) the principal balance of the Class 1-LPO
     Interest will be equal to the Component Balance of the Class 1-X-PO
     Component, (ii) the principal balance of the Class 2-LPO Interest will be equal to the Component Balance of the Class 2-X-PO Component, (iii) the
     principal balance of the Class 3-LPO Interest will be equal to the
     Component Balance of the Class 3-X-PO Component, (iv) the principal balance of the Class 4-LPO Interest will be equal to the Component Balance of the
     Class 4-X-PO Component, (v) the principal balance of the Class 5-LPO
     Interest will be equal to the Component Balance of the Class 5-X-PO

                                      -88-

     Component and (vi) the principal balance of the Class 6-LPO Interest will be equal to the Component Balance of the Class 6-X-PO Component. As of any
     date, (i) the notional amount of the Class 1-LIO Interest will be equal to the Class 1-X-IO Notional Amount, (ii) the notional amount of the Class
     2-LIO Interest will be equal to the Class 2-X-IO Notional Amount, (iii) the notional amount of the Class 3-LIO Interest will be equal to the Class
     3-X-IO Notional Amount; (iv) the notional amount of the Class 4-LIO
     Interest will be equal to the Class 4-X-IO Notional Amount, (v) the notional amount of the Class 5-LIO Interest will be equal to the Class
     5-X-IO Notional Amount and (vi) the notional amount of the Class 6-LIO
     Interest will be equal to the Class 6-X-IO Notional Amount.

          The pass-through rate with respect to the Class 1-L Interest and the
     Class 1-LS Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be
     5.750% per annum. The pass-through rate with respect to the Class 3-L
     Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 5-L Interest and the
     Class 5-LS Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 6-L Interest and the Class 6-LS Interest shall be
     5.500% per annum. The pass-through rate with respect to the Class 1-LIO
     Interest, the Class 2-LIO Interest, the Class 3-LIO Interest, the Class
     4-LIO Interest, the Class 5-LIO Interest and the Class 6-LIO Interest shall be the same as the Pass-Through Rate for the Class 1-X-IO Component, the
     Class 2-X-IO Component, the Class 3-X-IO Component, the Class 4-X-IO
     Component, the Class 5-X-IO Component and the Class 6-X-IO Component,
     respectively, as each such rate is described in the Preliminary Statement.
     The Class 1-LPO Interest, the Class 2-LPO Interest, Class 3-LPO Interest,
     Class 4-LPO Interest, Class 5-LPO Interest and Class 6-LPO Interest are
     principal-only interests and are not entitled to distributions of interest.

          Any Non-Supported Interest Shortfalls and Relief Act Reductions will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated
     Lower-Tier Interest. Amounts distributed to the Uncertificated Lower-Tier
     Interests in respect of principal and interest with respect to any
     Distribution Date are referred to herein collectively as the "Lower-Tier
     Distribution Amount."

          (vii) Distributions on the Uncertificated Intermediate Lower-Tier
     Interests. On each Distribution Date, each Uncertificated Intermediate
     Lower-Tier Interest (other than the Class 1-ITIO Interest, the Class 2-ITIO
     Interest, the Class 3-ITIO Interest, the Class 4-ITIO Interest, the Class
     5-ITIO Interest and the Class 6-ITIO Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes,
     Component or Components, as provided herein. On each Distribution Date, each Uncertificated Intermediate Lower-Tier Interest (other than the Class
     1-ITPO Interest, the Class 2-ITPO Interest, the Class 3-ITPO Interest, the
     Class 4-ITIO Interest, the Class 5-ITIO Interest and the Class 6-ITIO
     Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as
     the case may be, in respect of its Corresponding Upper-Tier Class, Classes,
     Component or Components, in each case to the extent actually distributed thereon. Such amounts

                                      -89-

     distributed to the Uncertificated Intermediate Lower-Tier Interests in
     respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Intermediate Lower-Tier
     Distribution Amount."

          As of any date, the principal balance or notional amount of each
     Uncertificated Intermediate Lower-Tier Interest equals the aggregate of the
     Class Certificate Balances, Component Balance or Notional Amounts of the
     respective Corresponding Upper-Tier Class, Classes, Component or Components
     or, in the case of the Class 1-A-IT3 Interest, the Class Certificate
     Balance of the Class 1-A-2 Certificates; in the case of the Class 4-A-IT1
     Interest, the aggregate of the Class Certificate Balance of the Class 4-A-2
     Certificates and the Component Balance of the Class 4-4A1 Component; and in
     the case of the Class 5-A-IT1 Interest, the aggregate of the Class
     Certificate Balance of the Class 5-A-1 Certificates and the Component
     Balance of Class 5-4A1 Component. The initial principal balance or notional amount of each Uncertificated Intermediate Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances, Component Balance or
     Initial Notional Amounts of the respective Corresponding Upper-Tier Class,
     Classes, Component or Components or, in the case of the Class 1-A-IT3
     Interest, the Class Certificate Balance of the Class 1-A-2 Certificates; in
     the case of the Class 4-A-IT1 Interest, the aggregate of the Class
     Certificate Balance of the Class 4-A-2 Certificates and the Component
     Balance of the Class 4-4A1 Component; and in the case of the Class 5-A-IT1
     Interest, the aggregate of the Class Certificate Balance of the Class 5-A-1
     Certificates and the Component Balance of Class 5-4A1 Component.

          The pass-through rate with respect to the Class 1-A-IT1 Interest shall be 5.000% per annum. The pass-through rate with respect to the Class
     1-A-IT2 Interest shall be 5.500% per annum. The pass-through rate with respect to the Class 1-A-IT3 Interest shall be 8.000% per annum. The pass-through rate with respect to the Class 2-A-IT1 Interest and the Class
     2-A-ITR Interest shall be 5.750% per annum. The pass-through rate with respect to the Class 3-A-IT1 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 4-A-IT1 Interest and the Class
     4-A-IT2 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class 5-A-IT1 Interest and the Class 5-A-IT2 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class
     6-A-IT1 Interest shall be 5.500% per annum. The pass-through rate with respect to the Class B-IT1 Interest, Class B-IT2 Interest, Class B-IT3
     Interest, Class B-IT4 Interest, Class B-IT5 Interest and Class B-IT6
     Interest shall be the weighted average of the Class 3-L Interest. The pass-through Rate with respect to the Class X-M-IT1, Class X-B-IT1
     Interest, Class X-B-IT2 Interest, Class X-B-IT3 Interest, Class X-B-IT4
     Interest, Class X-B-IT5 Interest and Class X-B-IT6 Interests shall be the weighted average of the Class 1-LS Interest, the Class 2-LS Interest, the
     Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest.
     The pass-through rate with respect to the Class 1-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 1-X-IO
     Component. The pass-through rate with respect to the Class 2ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class
     2-X-IO Component. The pass-through rate with respect to the Class 3-ITIO
     Interest shall be a per annum rate equal to the Pass-Through Rate of the
     Class 3-X-IO Component. The pass-through rate with respect to the Class
     4-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 4-X-IO Component. The pass-through rate with respect to the Class
     5-

                                      -90-

     ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 5-X-IO Component. The pass-through rate with respect to the Class
     6-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 6-X-IO Component. The Class 1-ITPO Interest, the Class 2-ITPO
     Interest, the Class 3-ITPO Interest, the Class 4-ITPO Interest, the Class
     5-ITPO Interest and the Class 6-ITPO Interest are principal-only interests and are not entitled to distributions of interest.

     (b) (i) With respect to the Group 1 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (x) the Senior
Principal Distribution Amount for Loan Group 1 for such Distribution Date and
(y) the product of (1) the Pool Distribution Amount for Loan Group 1 remaining after payment of distributions of interest on the Group 1 Senior Certificates, the Class 1-1A5 Component of the Class 1-A-5 Certificates and the Class 1-X-IO
Component and (2) a fraction, the numerator of which is the Senior Principal
Distribution Amount for Loan Group 1 and the denominator of which is the sum of the PO Principal Amount for Loan Group 1 and the Senior Principal Distribution
Amount for Loan Group 1, will be distributed as principal, concurrently, as follows:

               (A) 96.349537824%, concurrently, as follows:

                    (I) 83.3333344534% to the Class 1-A-1 Certificates, until
               their class balance has been reduced to zero; and

                    (II) 16.6666655466% to the Class 1-A-2 Certificates, until their class balance has been reduced to zero; and

               (B) 3.650462176% to the Class 1-A-4 Certificates, until their class balance has been reduced to zero.

     (ii) With respect to the Group 2 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (x) the Senior
Principal Distribution Amount for Loan Group 2 for such Distribution Date and
(y) the product of (1) the Pool Distribution Amount for Loan Group 2 remaining after payment of distributions of interest on the Group 2 Senior Certificates and the Class 2-X-IO Component and (2) a fraction, the numerator of which is the
Senior Principal Distribution Amount for Loan Group 2 and the denominator of which is the sum of the PO Principal Amount for Loan Group 2 and the Senior
Principal Distribution Amount for Loan Group 2, will be distributed as principal, sequentially, as follows:

     first, to the Class 2-A-R Certificate, until its class balance has been reduced to zero;

     second, concurrently, up to the Group 2 Priority Amount for such
Distribution Date, as follows:

                                      -91-

          (A) 96.3503486501%, concurrently, to the Class 2-A-11, Class 2-A-12 and Class 2-A-13 Certificates, pro rata, until their class balances have been reduced to zero; and

          (B) 3.6496513499% to the Class 2-A-14 Certificates, until their class balances has been reduced to zero;

     third, an amount equal to $1000.00 to the Class 2-A-1 Certificates, until their class balance has been reduced to zero;

     fourth, sequentially, an amount equal to $1,702,060.70, as follows:

          (A) concurrently, as follows:

               (I) 15.0058192643%, concurrently, to the Class 2-A-15
          Certificates and Class 2-A-16 Certificates, pro rata, until their class balances have been reduced to zero; and

               (II) 84.9941807357%, concurrently, as follows:

                    (aa) 54.5550760771% to the Class 2-A-17 Certificates, until their class balance has been reduced to zero; and

                    (bb) 45.4449239229%, sequentially, as follows:

                         (1) an amount equal to $1000.00 to the Class 2-A-19
                    Certificates, until their class balance has been reduced to zero;

                         (2) an amount equal to $687,236.00 to the Class 2-A-18
                    Certificates, until their class balance has been reduced to zero;

                         (3) to the Class 2-A-19 Certificates, until their class
                    balance has been reduced to zero; and

                         (4) to the Class 2-A-18 Certificates, until their class
                    balance has been reduced to zero; and

          (B) to the Class 2-A-20 Certificates, until their class balance has been reduced to zero;

     fifth, to the Class 2-A-1 Certificates, until their class balance has been reduced to zero;

     sixth, sequentially, as follows:

          (A) concurrently, as follows:

               (I) 15.0058192643%, concurrently, to the Class 2-A-15
          Certificates and Class 2-A-16 Certificates, pro rata, until their class balances have been reduced to zero; and

                                      -92-

               (II) 84.9941807357%, concurrently, as follows:

                    (aa) 54.5550760771% to the Class 2-A-17 Certificates, until their class balance has been reduced to zero; and

                    (bb) 45.4449239229%, sequentially, as follows:

                         (1) to the extent not previously paid on such
                    Distribution Date, an amount equal to $1000.00 to the Class
                    2-A-19 Certificates, until their class balance has been
                    reduced to zero;

                         (2) to the extent not previously paid on such
                    Distribution Date, an amount equal to $687,236.00 to the
                    Class 2-A-18 Certificates, until their class balance has
                    been reduced to zero;

                         (3) to the Class 2-A-19 Certificates, until their class
                    balance has been reduced to zero; and

                         (4) to the Class 2-A-18 Certificates, until their class
                    balance has been reduced to zero; and

          (B) to the Class 2-A-20 Certificates, until their class balance has been reduced to zero;

     seventh, concurrently, as follows:

          (A) 49.1490035587%, concurrently, as follows:

               (I) 23.6108948966%, concurrently, as follows:

                    (aa) 4.1666794444% to the Class 2-A-21 Certificates, until their class balance has been reduced to zero; and

                    (bb) 95.8333205556%, sequentially, to the Class 2-A-3, Class
               2-A-4 and Class 2-A-5 Certificates, in that order, until their class balances have been reduced to zero; and

               (II) 76.3891051034%, concurrently, as follows:

                    (aa) 50.00%, sequentially, to the Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates, in that order, until their class balances have been reduced to zero; and

                    (bb) 50.00%, sequentially, to the Class 2-A-9 Certificates and Class 2-A-10 Certificates, in that order, until their class balances have been reduced to zero; and

          (B) 50.8509964413%, sequentially, as follows:

                                      -93-

               (I) concurrently, until the class balance of the Class 2-A-2
          Certificates has been reduced to zero, as follows:

                    (aa) 8.000006624% to the Class 2-A-21 Certificates, until
               their class balance has been reduced to zero; and

                    (bb) 91.999993376% to the Class 2-A-2 Certificates, until
               their class balance has been reduced to zero; and

               (II) concurrently, as follows:

                    (aa) 4.1666826482% to the Class 2-A-21 Certificates, until their class balance has been reduced to zero; and

                    (bb) 95.8333173518% to the Class 2-A-22 Certificates, until their class balance has been reduced to zero; and

     eighth, concurrently, as follows:

          (A) 96.3503486501%, to the Class 2-A-11, Class 2-A-12 and Class 2-A-13
     Certificates, pro rata, until their class balances have been reduced to zero; and

          (B) 3.6496513499%, to the Class 2-A-14 Certificates, until their class balance has been reduced to zero.

     (iii) With respect to the Group 3 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 3 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 3 remaining after distributions of interest on the Group 3 Senior Certificates and the Class
3-X-IO Component and (2) a fraction, the numerator of which is the Senior
Principal Distribution Amount for Loan Group 3 and the denominator of which is the sum of the PO Principal Amount for Loan Group 3 and the Senior Principal
Distribution Amount for Loan Group 3, will be distributed as principal, concurrently, to the Class 3-A-1 Certificates and Class 3-A-2 Certificates, pro
rata, until their class balances have been reduced to zero.

     (iv) With respect to the Group 4 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 4 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 4 remaining after distributions of interest on the Group 4 Senior Certificates, the Class
4-4A1 Component of the Class 4-A-1 Certificates, the Class 4-5A3 Component of
the Class 5-A-3 Certificates and the Class 4-X-IO Component and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for Loan
Group 4 and the denominator of which is the sum of the PO Principal Amount for
Loan Group 4 and the Senior Principal Distribution Amount for Loan Group 4, will be distributed as principal, concurrently, as follows:

                                      -94-

     (A) 96.3499864465%, concurrently, as follows:

          (I) 75.00% to the Class 4-A-2 Certificates, until their class balance has been reduced to zero; and

          (II) 25.00% to the Class 4-4A1 Component, until its component balance has been reduced to zero;

     (B) 3.6500135535% to the Class 4-A-3 Certificates, until their class balance has been reduced to zero.

     (v) With respect to the Group 5 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 5 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 5 remaining after distributions of interest on the Group 5 Senior Certificates, the Class
5-4A1 Component of the Class 4-A-1 Certificates, the Class 5-1A5 Component of
the Class 1-A-5 Certificates, the Class 5-5A3 Component of the Class 5-A-3
Certificates and the Class 5-X-IO Component and (2) a fraction, the numerator of which is the Senior Principal Distribution Amount for Loan Group 5 and the
denominator of which is the sum of the PO Principal Amount for Loan Group 5 and
the Senior Principal Distribution Amount for Loan Group 5, will be distributed as principal, concurrently, as follows:

          (A) 96.3492366412%, concurrently, as follows:

               (I) 74.999504823% to the Class 5-A-1 Certificates, until their class balance has been reduced to zero; and

               (II) 25.000495177% to the Class 5-4A1 Component, until its component balance has been reduced to zero;

          (B) 3.6507633588% to the Class 5-A-2 Certificates, until their class balance has been reduced to zero.

     (vi) With respect to the Group 6 Senior Certificates:

     On each Distribution Date, an amount equal to the lesser of (a) the Senior
Principal Distribution Amount for Loan Group 6 for such Distribution Date and
(b) the product of (1) the Pool Distribution Amount for Loan Group 6 remaining after distributions of interest on the Group 6 Senior Certificates and the Class
6-X-IO Component and (2) a fraction, the numerator of which is the Senior
Principal Distribution Amount for Loan Group 6 and the denominator of which is the sum of the PO Principal Amount for Loan Group 6 and the Senior Principal
Distribution Amount for Loan Group 6, will be distributed as principal, sequentially, as follows:

     first, concurrently, to the Class 6-A-2 Certificates and Class 6-A-3
Certificates, pro rata, up to the Group 6 Priority Amount for such Distribution
Date, until their class balances have been reduced to zero;

                                      -95-

     second, to the Class 6-A-1 Certificates, until their class balance has been reduced to zero;

     third, to the Class 6-A-4 Certificates, until their class balance has been reduced to zero; and

     fourth, concurrently, to the Class 6-A-2 Certificates and Class 6-A-3
Certificates, pro rata, until their class balances have been reduced to zero.

     With respect to any of the preceding distribution priorities, if two or more Classes of Certificates are paying concurrently but only until the Class
Certificate Balances of fewer than all of the Classes are reduced to zero, the amount distributable in accordance with any such priority will equal the lesser of (a) the remaining Senior Principal Distribution Amount available to pay such
Classes in accordance with such priority and (b) the remaining Senior Principal
Distribution Amount, which when distributed in accordance with such priority, will result in the Class Certificate Balance of designated Class or Classes being reduced to zero.

     On each Distribution Date on or after a Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to the related Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed, concurrently, as principal of such Classes of Senior
Certificates, pro rata, on the basis of their respective Class Certificate
Balances immediately prior to that Distribution Date, until the Class
Certificate Balances thereof are reduced to zero.

     The Class 1-A-3, Class 1-A-5, Class 5-A-3 and Class X-IO Certificates are
Interest Only Certificates and are not entitled to distributions in respect of principal.

          (vii) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date for all of the Crossed Groups
     but on or after the date on which the aggregate Class Certificate Balance of any Crossed Group Senior Certificates and Components have been reduced to zero, amounts otherwise distributable as principal payments with respect to the related Group on the Crossed Group Subordinate Certificates will be paid as principal to the remaining Classes of Senior Certificates and
     Components of the other Groups in the Crossed Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group in (b)(i), (ii), (iv), (v) or
     (vi) above, provided that on such Distribution Date (a) the Crossed Group
     Aggregate Subordinate Percentage for such Distribution Date is less than twice the initial Crossed Group Aggregate Subordinate Percentage or (b) the
     outstanding principal balance of the Crossed Loan Group Mortgage Loans
     (including, for this purpose, any Mortgage Loans in foreclosure, any REO
     Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate
     Class Certificate Balance of the Crossed Group Subordinate Certificates, is
     equal to or greater than 50%. In addition, after giving effect to the previous sentence, if on any Distribution Date the aggregate Class
     Certificate Balance of the Crossed Group Senior Certificates is greater than the Adjusted Pool Amount (Non-PO Portion) of related Loan Group (any such Group, the

                                      -96-

     "Undercollateralized Group" and any such excess, the "Undercollateralized
     Amount"), all amounts otherwise distributable as principal on the Crossed
     Group Subordinate Certificates pursuant to Section 5.02(a)(iv)(B)(14),
     (12), (10), (8), (6), (4) and (2), in that order, will be paid as principal to the Senior Certificates of the Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(i), (ii),
     (iv), (v) or (vi) until the aggregate Class Certificate Balance of the
     Senior Certificates of the Undercollateralized Group equals the Adjusted
     Pool Amount (Non-PO Portion) of the Related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls and Component Unpaid Interest
     Shortfalls with respect to the Undercollateralized Group (including any
     Class Unpaid Interest Shortfalls or Component Unpaid Interest Shortfalls
     for such Distribution Date) will be paid to the Undercollateralized Group pursuant to Section 5.02(a)(i) prior to the payment of any
     Undercollateralized Amount from amounts otherwise distributable as principal on the Crossed Group Subordinate Certificates pursuant to Section
     5.02(a)(iv)(B)(14), (12), (10), (8), (6), (4) and (2), in that order: such amount will be paid to the Senior Certificates and Components (other than the Class PO Components) of such Undercollateralized Group in accordance with the priorities set forth in Section 5.02(a)(i) up to their Interest
     Distribution Amounts or Component Interest Distribution Amounts for such
     Distribution Date.

     The Class PO Deferred Amounts for the Class 1-X-PO Component, Class 2-X-PO
Component, Class 4-X-PO Component, Class 5-X-PO Component and Class 6-X-PO
Component and the Class PO Deferred Amount for the Class 3-X-PO Component will be paid from amounts otherwise distributable as principal on the Crossed Group
Subordinate Certificates and the Class B Certificates, respectively, before any payments are made pursuant to the preceding paragraph.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class X-PO Certificates) and Accrued Component
Interest for each Class IO Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Interest
Distribution Amount or Component's Component Interest Distribution Amount for
such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest
Shortfalls incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date, (B) on and after the Senior Credit Support
Depletion Date, any Realized Loss on the Mortgage Loans in the related Loan
Group or related Loan Groups allocable to interest and (C) Relief Act Reductions incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section
5.02(a)(iv), if with respect to each Class of Crossed Group Subordinate
Certificates and Class B Certificates on any Distribution Date, (i) the
aggregate of the Class Certificate Balances of the Crossed Group Subordinate
Certificates and Class B Certificates, respectively, immediately prior to such
Distribution Date of the Class X-B and Class B Certificates, respectively, that have a lower order of payment priority than such Class, divided by (ii) the aggregate Pool Principal Balance (Non-PO Portion) for, in the case of the
Crossed Group Subordinate Certificates, the Crossed Loan Groups, and, in the
case of the Class B Certificates, Loan Group 3, immediately prior to such

                                      -97-

Distribution Date (for each Class, the "Fractional Interest") is less than the
Original Fractional Interest for such Class, no distribution of principal will be made to any Class of Crossed Group Subordinate Certificates or Class B
Certificates, respectively, junior to such Class (the "Restricted Classes"), and the Class Certificate Balances of the Restricted Classes of applicable
Subordinate Certificates will not be used in determining the Pro Rata Share for the applicable Subordinate Certificates that are not Restricted Classes. If the aggregate Class Certificate Balances of the applicable Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the applicable Subordinate Certificates that are Restricted Classes in order of their respective numerical Class designations (beginning with the Class of applicable Subordinate Certificates that is a Restricted Class then outstanding with the lowest numerical Class designation).

     Section 5.03 Allocation of Losses. (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the
Securities Administrator in writing with respect to each Mortgage Loan: (1)
whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction,
(2) of the amount of such loss or Deficient Valuation, or of the terms of such
Debt Service Reduction and (3) of the total amount of Realized Losses on the
Mortgage Loans in each Loan Group. Based on such information, the Securities
Administrator shall determine the total amount of Realized Losses on the
Mortgage Loans in each Loan Group with respect to the related Distribution Date.
Realized Losses shall be allocated to the Certificates by a reduction in the
Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

     (b) The Component Balance of the Class PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component
Balance of such Class PO Component (after giving effect to the amounts to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Loan Group for such Distribution Date.

     The Class Certificate Balance of the Crossed Group Subordinate Certificates
and Class B Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of, in the case of the Crossed Group Subordinate Certificates, all outstanding Classes of
Crossed Group Senior Certificates and Components (other than the Class IO
Components and the Class PO Components related to the Crossed Group) and Crossed
Group Subordinate Certificates and, in the case of the Class B Certificates, all outstanding Classes of Group 3 Senior Certificates and Components (other than the Class IO Component and Class PO Component related to Group 3) and Class B
Certificates (after giving effect to the amounts to be distributed as distributions of principal and the allocation of the Class PO Deferred Amounts on such Distribution Date) shall equal the aggregate Adjusted Pool Amount
(Non-PO Portion) of the Crossed Loan Groups and the Adjusted Pool Amount (Non-PO
Portion) of Loan Group for such Distribution Date.

     After a Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each related Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving

                                      -98-

effect to the amounts to be distributed as distributions of principal on such
Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for the
Related Loan Group for such Distribution Date.

     Any such reduction or increase shall be allocated among the Senior
Certificates and Components (other than the Class IO Component and Class PO
Component related to Group 3) of the related Group, pro rata, based on their
Class Certificate Balances immediately prior to such Distribution Date until the
Class Certificate Balances thereof have been reduced to zero.

     (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the
Certificates of such Class in proportion to their respective Percentage
Interests.

     (d) The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the related Classes of Subordinate Certificates then outstanding (beginning with the Class of related Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class
Certificate Balance of each such Class is reduced to zero and then to the Senior
Certificates of the related Group or Groups, pro rata, in accordance with the priorities set forth in Section 5.02(b)(i), (ii), (iii), (iv), (v) and (vi), as
applicable.

          (i) With respect to Loan Group 1, after the Senior Credit Support
     Depletion Date for Loan Group 1, on any Distribution Date on which the
     Class 1-A-4 Loss Allocation Amount is greater than zero, the Class
     Certificate Balance of the Class 1-A-4 Certificates will be reduced by the
     Class 1-A-4 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of the Class 1-A-1 and Class 1-A-2
     Certificates will not be reduced by the Class 1-A-4 Loss Allocation Amount.

          Any increase in the Class Certificate Balance allocated to either the
     Class 1-A-1 or Class 1-A-2 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 1-A-4
     Certificates.

          (ii) With respect to Loan Group 2, after the Senior Credit Support
     Depletion Date for Loan Group 2:

               (A) on any Distribution Date on which the Class 2-A-14 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-14 Certificates will be reduced by the Class 2-A-14
          Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
          Certificate Balances of the Class 2-A-11, Class 2-A-12 and Class
          2-A-13 Certificates will not be reduced by the Class 2-A-14 Loss
          Allocation Amount.

                                      -99-

               Any increase in the Class Certificate Balance allocated to any of the Class 2-A-11, Class 2-A-12 and/or Class 2-A-13 Certificates
          pursuant to Section 5.03(b) will instead increase the Class
          Certificate Balance of the Class 2-A-14 Certificates.

               (B) on any Distribution Date on which the Class 2-A-16 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-16 Certificates will be reduced by the Class 2-A-16
          Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
          Certificate Balance of the Class 2-A-15 Certificates will not be reduced by the Class 2-A-15 Loss Allocation Amount.

               Any increase in the Class Certificate Balance allocated to the
          Class 2-A-15 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 2-A-16
          Certificates.

          (iii) With respect to Loan Group, after the Senior Credit Support
     Depletion Date for Loan Group, on any Distribution Date on which the Class
     3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate
     Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2
     Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
     Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount.

          Any increase in the Class Certificate Balance allocated to the Class
     3-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
     Class Certificate Balance of the Class 3-A-2 Certificates.

          (iv) With respect to Loan Group 4, after the Senior Credit Support
     Depletion Date for Loan Group 4, on any Distribution Date on which the
     Class 4-A-3 Loss Allocation Amount is greater than zero, the Class
     Certificate Balance of the Class 4-A-3 Certificates will be reduced by the
     Class 4-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), neither the Class Certificate Balance of the Class 4-A-2 Certificates nor
     the Component Balance of the Class 4-4A1 Component will be reduced by the
     Class 4-A-3 Loss Allocation Amount.

          Any increase in the Class Certificate Balance allocated to the Class
     4-A-2 Certificates and/or the Component Balances allocated to the Class
     4-4A1 Components pursuant to Section 5.03(b) will instead increase the
     Class Certificate Balance of the Class 4-A-3 Certificates.

          (v) With respect to Loan Group 5, after the Senior Credit Support
     Depletion Date for Loan Group 5, on any Distribution Date on which the
     Class 5-A-2 Loss Allocation Amount is greater than zero, the Class
     Certificate Balance of the Class 5-A-2 Certificates will be reduced by the
     Class 5-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(b), neither the Class Certificate Balance of the Class 5-A-1 Certificates nor
     the Component Balance of the Class 5-4A1 Component will be reduced by the
     Class 5-A-2 Loss Allocation Amount.

                                     -100-

          Any increase in the Class Certificate Balance allocated to the Class
     5-A-1 Certificates and/or the Component Balance allocated to the Class
     5-4A1 Component pursuant to Section 5.03(b) will instead increase the Class
     Certificate Balance of the Class 5-A-1 Certificates.

          (vi) With respect to Loan Group 6, after the Senior Credit Support
     Depletion Date for Loan Group 6, on any Distribution Date on which the
     Class 6-A-3 Loss Allocation Amount is greater than zero, the Class
     Certificate Balance of the Class 6-A-3 Certificates will be reduced by the
     Class 6-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class Certificate Balance of the Class 6-A-2 Certificates will not be reduced by the Class 6-A-3 Loss Allocation Amount.

     Any increase in the Class Certificate Balance allocated to the Class 6-A-2
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 6-A-3 Certificates.

     (e) Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in the case of any Class of Subordinate Certificates any principal otherwise payable to such
Class of Subordinate Certificates but used to pay any related Class PO Deferred
Amount).

     (f) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest as described in Section 5.02 and to each Uncertificated
Intermediate Lower-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Intermediate Lower-Tier Interest's
Corresponding Upper-Tier Class, Classes or Component.

     Section 5.04 Statements to Certificateholders. (a)Prior to the Distribution
Date in each month, based upon the information provided to the Securities
Administrator on the Master Servicer's Certificate delivered to the Securities
Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to such Distribution Date:

          (i) the actual Distribution Date, the related Record Date, the Rate
     Determination Date and the Interest Accrual Period for each Class for such
     Distribution Date;

          (ii) for each Loan Group, the related Pool Distribution Amount;

          (iii) for each Loan Group, the amount of the Pool Distribution Amount allocable to principal, separately identifying the aggregate amount of any
     Principal Prepayments, Liquidation Proceeds and other components included therein;

          (iv) for each Loan Group, the amount of the Pool Distribution Amount allocable to interest, any Class Unpaid Interest Shortfall and Component
     Unpaid Interest

                                     -101-

     Shortfall included in such distribution and any remaining Class Unpaid
     Interest Shortfall and Component Unpaid Interest Shortfall after giving effect to such distribution;

          (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (vi) the Class Certificate Balance of each Class of Certificates and the Component Balance of each Component before and after giving effect to the distribution of principal on such Distribution Date;

          (vii) for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

          (viii) for each Loan Group, (A) the Senior Percentage, the Senior
     Prepayment Percentage, the Subordinate Percentage and the Subordinate
     Prepayment Percentage for such Distribution Date and (B) the Senior
     Percentage, the Senior Prepayment Percentage, the Subordinate Percentage
     and the Subordinate Prepayment Percentage for the following Distribution
     Date;

          (ix) the amount of the Servicing Fee paid to or retained by each
     Servicer with respect to each Loan Group and such Distribution Date;

          (x) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (xi) for each Loan Group, the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (xii) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days, and for each additional 30-day period thereafter (e.g. 121 to
     150 days, 151 to 180 days, etc.) up to foreclosure, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xiii) for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO
     Properties;

                                     -102-

          (xiv) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group or any
     Class PO Deferred Amounts for such Distribution Date;

          (xvi) the Notional Amount for each Class of Interest Only Certificates and the notional amount for each interest only Component for such
     Distribution Date;

          (xvii) for each Loan Group, the Reimbursement Amount;

          (xviii) for each Loan Group, the amount of Recoveries, the Class PO
     Recovery and the Non-PO Recovery;

          (xix) for each Loan Group, the number of Mortgage Loans at the beginning and end of the applicable reporting period, and the Net WAC and weighted average remaining term;

          (xx) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice; and

          (xxi) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.04.

     In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                     -103-

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the statement described in Section 5.04 for such Distribution Date (a "Monthly Statement").

     The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to this Agreement via the Securities Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600.
Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the
Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such
Person, a statement containing the information set forth in clauses (iii) and
(iv) of Section 5.04, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values

                                     -104-

of the assets of the Trust Estate or to indemnify the Trust Estate or any
Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Securities Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the
Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this
Article V. Within 30 days of the Closing Date, the Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form
8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the
Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner"
under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the
Class 2-A-R Certificate is hereby designated as the Tax Matters Person for the
Upper-Tier REMIC, Intermediate Lower-Tier

                                     -105-

REMIC and the Lower-Tier REMIC. By its acceptance of the Class 2-A-R
Certificate, such Holder irrevocably appoints the Securities Administrator as its agent to perform all of the duties of the Tax Matters Person for the
Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the Lower-Tier REMIC.

     Section 5.07 Rights of the Tax Matters Person in Respect of the Securities
Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.08 REMIC Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on any REMIC created hereunder. In particular:

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificate, the Uncertificated
Intermediate Lower-Tier Interests and the Uncertificated Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the
100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) The Securities Administrator, on behalf of the Trust Estate of the
Trustee, shall not accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the
Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust
Estate any income from assets other than those permitted to be held by a REMIC.

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other

                                     -106-

than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section
860F(a)(4)(A) and in accordance with Article X.

     (e) The Securities Administrator shall maintain books with respect to the
Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled
Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that would both (x) effect an exchange or reissuance of such
Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y)
cause any REMIC constituting part of the Trust Estate to fail to qualify as a
REMIC under the Code or the imposition of any tax on "prohibited transactions"
or "contributions" after the Startup Day under the REMIC Provisions.

     Section 5.09 Determination of LIBOR. On each Rate Determination Date for a
Class of LIBOR Certificates, the Securities Administrator shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers'
Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S.
Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate
Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Reuters Telerate Service.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates or (y) the Reserve
Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the
Securities Administrator determines to be either (A) the arithmetic mean
(rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are

                                     -107-

quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Securities Administrator are quoting on such Rate Determination
Date to leading European banks.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is required but is unable to determine the Reserve
Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date for which the Securities Administrator is required to determine LIBOR, 4.4900%.

     The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Securities
Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR
Certificates who place a telephone call to the Securities Administrator at (301)
815-6600 and make a request therefor.

     Section 5.10 Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the
Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses")
resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

     (c) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate

                                     -108-

against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 2-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
2-A-5, 2-A-6, 2-A-7, 2-A-8, 2-A-9, 2-A-10, 2-A-11, 2-A-12, 2-A-13, 2-A-14,
2-A-15, 2-A-16, 2-A-17, 2-A-18, 2-A-19, 2-A-20, 2-A-21, 2-A-22, 3-A-1, 3-A-2,
4-A-1, 4-A-2, 4-A-3, 5-A-1, 5-A-2, 5-A-3, 6-A-1, 6-A-2, 6-A-3, 6-A-4, B-1, B-2,
B-3, B-4, B-5, B-6, X-M-1, X-B-1, X-B-2, X-B-3, X-B-4, X-B-5, X-B-6, X-IO and
X-PO and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities Administrator and shall be authenticated and delivered by the Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The
Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance (or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior
Certificates (other than the Class 2-A-R Certificate) and the Class B-1, Class
B-2, Class B-3, Class X-B-1, Class X-B-2 and Class X-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the
Depository to, and deposited with, the Certificate Custodian, and all other
Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                                     -109-

     Section 6.02 Registration of Transfer and Exchange of Certificates. (a) The
Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the
     Depository Participant or brokerage firm representing such Certificate
     Owner. Each Depository Participant shall only transfer Book-Entry
     Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
     Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners

                                     -110-

     through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive
     Certificates") to such Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of
     Certificates by the Depository (or by the Certificate Custodian, if it
     holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities
     Administrator shall issue the Definitive Certificates. None of the Master
     Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive
     Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.
In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor
may require a written Opinion of Counsel (which may be in-house counsel)
acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the
Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 2-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a

                                     -111-

trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such
Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the Master
Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities
Administrator, the Trustee or the Master Servicer. Any transferee of an ERISA
Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an
Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a
     Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual
     Certificate unless such Ownership Interest is a pro rata undivided interest.

                                     -112-

          (iii) In connection with any proposed transfer of any Ownership
     Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
     Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
     Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such
     Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service
     Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted
     Transferee shall, upon discovery that the registration of transfer of such
     Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities
     Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
     Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
     Securities Administrator shall be entitled to recover from any Holder of a
     Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
     Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and delivered by the Securities
     Administrator to the prior Holder of such Residual Certificate that is a
     Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any
     Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master
     Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to

                                     -113-

     compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the
     Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar)
connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

     Section 6.04 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                     -114-

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

     In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 7.03 Limitation on Liability of the Depositor, the Master Servicer
and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be

                                     -115-

imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

     Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities
Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to
Holders of Certificates any payment

                                     -116-

required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related
Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master
Servicer or of or relating to substantially all of its property; or the Master
Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

     (f) failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by

                                     -117-

notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to
Section 8.05, all authority and power of the Master Servicer under this
Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this
Section 8.01 and Section 8.05, unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable
Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master
Servicer in the Master Servicer Custodial Account or thereafter received by the
Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency. All costs and expenses (including attorneys'
fees) incurred in connection with transferring the master servicing data and information to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master
Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this
Agreement.

     Section 8.02 Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default. During the continuance of any Event of Default, Holders of
Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of

                                     -118-

conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this
Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the
Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

     Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

     Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to
Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the
Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this
Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including
Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law,
(d) to be obligated to effectuate repurchases or substitutions of the Mortgage
Loans hereunder or (e) to be obligated to perform any obligation of the Master
Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to
Section 8.05(b), as

                                     -119-

compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master
Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as a successor Master Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor
Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the
Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the
Master Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                     -120-

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01 Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the
     Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this
     Agreement against the Trustee and the Securities Administrator and, in the
     absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may
     conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the
     Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                                     -121-

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
     Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the
     Trustee obtains actual knowledge of such default or Event of Default or any
     Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The
     Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust
     Office from the Master Servicer, the Trustee, the Depositor or any
     Certificateholder; and

          (v) No provision in this Agreement shall require the Trustee or the
     Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as
     Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this
     Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

     (c) Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

                                     -122-

     Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities
Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section
3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities
     Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
     Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
     9.01(b)(v), nothing contained herein shall relieve the Trustee or the
     Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be

                                      -123-

     authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%;
     provided, however, that if the payment within a reasonable time to the
     Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities
     Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
     Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or the Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

     Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the

                                      -124-

Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master
Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master
Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer
(other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the
Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the
Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the
Securities Administrator hereunder; or any action by the Trustee or the
Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the
Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

     Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at

                                      -125-

least "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities
Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities
Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed
Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as
the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "F1" by Fitch and "A-1" by S&P
(or such other rating acceptable to Fitch and S&P pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the
Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities
Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The
Trustee shall notify the Rating Agencies of any change of the Securities
Administrator.

     Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee

                                      -126-

or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Section 9.07 Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor
Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third

                                      -127-

paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or
Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

     Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee or the
Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding
any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or
Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-

                                      -128-

trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the
Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator
or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature

                                      -129-

executed on behalf of the Securities Administrator by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in
New York, New York, having a combined capital and surplus of at least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the
Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with or arising from or relating to (i) this Agreement,
(ii) the Certificates, or (iii) the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the
Trustee's or Securities Administrator's, as the case may be, duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the Residual Certificate not in
compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities
Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the

                                      -130-

Trust shall reimburse the Trustee and the Securities Administrator for all
reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this
Agreement to the extent permitted by Treasury Regulations Section
1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the
Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee or the
Securities Administrator, as applicable, in the ordinary course of its duties as
Trustee or Securities Administrator, Certificate Registrar or Paying Agent
hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the
Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the
Custodian Administrator to perform any of its obligations under Section 3.21(a).

     Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator,
such reference shall be deemed to include such a withdrawal on behalf of the
Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be
Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying
Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator
shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities
Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to

                                      -131-

this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14 Limitation of Liability. The Certificates are executed by the
Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee or Securities Administrator May Enforce Claims Without
Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the
Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of

                                      -132-

Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the
Certificateholders.

     Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The
Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and
5.05(b)) shall terminate upon the last action required to be taken by the
Securities Administrator on the Final Distribution Date pursuant to this Article
X following the earlier of (a) the purchase of all the Mortgage Loans and all
REO Property remaining in the Trust Estate by the Master Servicer at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage
Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii)
the fair market value of such REO Property, plus any Class Unpaid Interest
Shortfall for any Class of Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related
Mortgage Interest Rate on the Stated Principal Balance of each Mortgage Loan
(including any Mortgage Loan as to which REO Property has been acquired) or (b)
the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all
REO Property.

     The Master Servicer may not exercise its purchase option for the Mortgage
Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The
Securities Administrator shall notify the Sponsor, upon notice of Master
Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.

                                      -133-

Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 1% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans. In addition, the right of the Master Servicer to purchase the
Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master
Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the
Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the
Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

     If such right is exercised by the Master Servicer, the Trustee shall, promptly following receipt by the Trustee of written confirmation from the
Securities Administrator of payment of the purchase price, release to the Master
Servicer or its respective designees, the Mortgage Files pertaining to such
Mortgage Loans being purchased. The Master Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related
Servicing Agreements.

     Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the
Certificateholders mailed not earlier than the 10th day and not later than the
15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate
Account on or before the Final Distribution Date or the applicable Distribution
Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final
Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust
Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

                                      -134-

     Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final
Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the
Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest-bearing Certificate and (b) the applicable Class PO Deferred
Amount with respect to the Class PO Components and (II) as to the Class 2-A-R
Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account, the Intermediate
Lower-Tier Certificate Sub-Account and the Certificate Account, respectively
(other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests and the Uncertificated
Intermediate Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the
Uncertificated Intermediate Lower-Tier Interests, respectively, as provided in
Section 5.02.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible
Account.

     Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

          (i) The Securities Administrator shall specify the first day in the
     90-day liquidation period in a statement attached to each REMIC's final tax return pursuant to Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Securities
     Administrator shall sell all of the assets of the Trust Estate to the
     Master Servicer for cash; and

                                      -135-

          (iii) At the time of the making of the final payment on the
     Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to the Holder of the Residual
     Certificate all cash on hand in the Trust Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

     (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the
Securities Administrator.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a
REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4 or Class X-B-5 Certificates
as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the
Certificates. Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                                      -136-

     This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee and the Holders of
Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates;
provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such
Opinion of Counsel shall be included with any such solicitation.

     Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

     Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of

                                      -137-

counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities Administrator to institute such action, suit or proceeding in its own name as Securities Administrator hereunder and shall have offered to the Securities Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Securities Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District

                                      -138-

Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062
Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2006-2, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-2, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: BAFC, Series 2006-2, with a copy to Wells Fargo
Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479,
Attention: BAFC, Series 2006-2, (d) in the case of the Trustee, U.S. Bank
National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois
60604, Attention: Corporate Trust Services, BAFC, Series 2006-2, Attention:
Structured Finance Services, BAFC 2006-2, (e) in the case of Fitch, Fitch
Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; and (f) in the case of Moody's, Moody's
Investors Service, Inc., 99 Church Street, New York, New York 10004, Attn:
Residential Mortgage Surveillance Manager or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such
Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

                                      -139-

     Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the
Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and
the Custodian shall cooperate fully with the Depositor to deliver to the
Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities
Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -140-

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                        as Depositor

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

                                        WELLS FARGO BANK, N.A., as Master
                                        Servicer

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                        Name: Peter A. Gobell
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                        Name: Peter A. Gobell
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

             [Signature Page to the Pooling and Servicing Agreement]

                                      -141-

STATE OF MARYLAND  )
                   )   ss.:
COUNTY BALTIMORE   )
           )

     On the 27th day of February, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                  /s/ Graham M. Oglesby
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires 01-07-09.

              [Notary Page to the Pooling and Servicing Agreement]

                                     -142-

STATE OF NORTH CAROLINA   )
                          )   ss.:
COUNTY OF MECKLENBURG     )
                          )

     On the 24 day of February, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Banc of
America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                                 /s/ Stephanie M. Siejka
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires 12-15-07.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -143-

STATE OF ILLINOIS   )
                    )   ss.:
COUNTY OF COOK      )
                    )

     On the 27th day of February, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S.
Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

                                                   /s/ Nancie J. Arvin
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires 10-03-07.

              [Notary Page to the Pooling and Servicing Agreement]

                                     -144-

STATE OF MARYLAND   )
                    )   ss.:
COUNTY OF BALTIMORE )
                    )

     On the 27th day of February, 2006, before me, a notary public in and for the
State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo
Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                                  /s/ Graham M. Oglesby
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires 01-07-09.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -145-

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $49,598,334.00

Pass-Through Rate:          5.000%

CUSIP No.:                  05949Q AA 3

ISIN No.:                   US05949QAA31

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-1-A-1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1-A-1-3

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $9,919,666.00

Pass-Through Rate:          Floating

CUSIP No.:                  05949Q AB 1

ISIN No.:                   US05949QAB14

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-1-A-2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1-A-2-3

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-1-A-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):           $____________

Initial Notional
Amount of this Class:       $9,919,666.00

Pass-Through Rate:          Inverse Floating

CUSIP No.:                  05949Q AC 9

ISIN No.:                   US05949QAC96

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-3 Certificate is not entitled to any distributions with respect to principal.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-1-A-3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1-A-3-3

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
1-A-1 AND 1-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-4 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                    A-1-A-4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,255,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q AD 7

ISIN No.:                   US05949QAD79

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-1-A-4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1-A-4-3

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-1-A-5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):           $_____________

Initial Notional Amount
of this Class:              $47,784,666.00

Pass-Through Rate:          Floating

CUSIP No.:                  05949Q AE 5

ISIN No.:                   US05949QAE52

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-5 Certificate is not entitled to any distributions with respect to principal.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-1-A-5-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-1-A-5-3

                                 EXHIBIT A-2-A-R

                    [FORM OF FACE OF CLASS 2-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 2-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 2-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                    A-2-A-R-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of three loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $100.00

Initial Class Certificate
Balance of this Class:      $100.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AF 2

ISIN No.:                   US05949QAF28

     THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-R-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class 2-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 2-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
2-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 2-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 2-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 2-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 2-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 2-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 2-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 2-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 2-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 2-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                    A-2-A-R-3

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-R-4

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $______________

Initial Class Certificate
Balance of this Class:      $100,000,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AG 0

ISIN No.:                   US05949QAG01

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-1-3

                                 EXHIBIT A-2-A-2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $10,000,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05949Q AH 8

ISIN No.:                   US05949QAH83

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-2-3

                                 EXHIBIT A-2-A-3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,411,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AJ 4

ISIN No.:                   US05949QAJ40

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-3-3

                                 EXHIBIT A-2-A-4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,205,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AK 1

ISIN No.:                   US05949QAK13

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-4-3

                                 EXHIBIT A-2-A-5

                    [FORM OF FACE OF CLASS 2-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,384,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AL 9

ISIN No.:                   US05949QAL95

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-5-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-5-3

                                 EXHIBIT A-2-A-6

                    [FORM OF FACE OF CLASS 2-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-6

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,785,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q AM 7

ISIN No.:                   US05949QAM78

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-6-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-6-3

                                 EXHIBIT A-2-A-7

                    [FORM OF FACE OF CLASS 2-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-7

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,785,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q AN 5

ISIN No.:                   US05949QAN51

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-7-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-7-3

                                 EXHIBIT A-2-A-8

                    [FORM OF FACE OF CLASS 2-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-8

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,870,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q AP 0

ISIN No.:                   US05949QAP00

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-8-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-8-3

                                 EXHIBIT A-2-A-9

                    [FORM OF FACE OF CLASS 2-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-2-A-9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 2-A-9

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $4,220,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AQ 8

ISIN No.:                   US05949QAQ82

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-2-A-9-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-2-A-9-3

                                EXHIBIT A-2-A-10

                   [FORM OF FACE OF CLASS 2-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2

                                  Class 2-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-10

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $4,220,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AR 6

ISIN No.:                   US05949QAR65

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-10-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-10-3

                                EXHIBIT A-2-A-11

                   [FORM OF FACE OF CLASS 2-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-11

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $13,539,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q AS 4

ISIN No.:                   US05949QAS49

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-11-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-11-3

                                EXHIBIT A-2-A-12

                   [FORM OF FACE OF CLASS 2-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-12

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $16,033,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AT 2

ISIN No.:                   US05949QAT22

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-12-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-12-3

                                EXHIBIT A-2-A-13

                   [FORM OF FACE OF CLASS 2-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-13

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $13,539,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q AU 9

ISIN No.:                   US05949QAU94

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-13-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-13-3

                                EXHIBIT A-2-A-14

                   [FORM OF FACE OF CLASS 2-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
2-A-11, 2-A-12 AND 2-A-13 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-14
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                   A-2-A-14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-14

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,633,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AV 7

ISIN No.:                   US05949QAV77

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-14-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-14-3

                                EXHIBIT A-2-A-15

                   [FORM OF FACE OF CLASS 2-A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-15-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-15

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $30,000,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AW 5

ISIN No.:                   US05949QAW50

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-15-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-15-3

                                EXHIBIT A-2-A-16

                   [FORM OF FACE OF CLASS 2-A-16 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
2-A-15 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-16 CERTIFICATES AS DESCRIBED
IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                   A-2-A-16-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-16

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $2,362,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AX 3

ISIN No.:                   US05949QAX34

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-16-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-16-3

                                EXHIBIT A-2-A-17

                   [FORM OF FACE OF CLASS 2-A-17 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-17-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-17

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $______________

Initial Class Certificate
Balance of this Class:      $100,000,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AY 1

ISIN No.:                   US05949QAY17

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-17-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-17-3

                                EXHIBIT A-2-A-18

                   [FORM OF FACE OF CLASS 2-A-18 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-18-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-18

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $62,476,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q AZ 8

ISIN No.:                   US05949QAZ81

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-18-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-18-3

                                EXHIBIT A-2-A-19

                   [FORM OF FACE OF CLASS 2-A-19 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-19-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-19

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $______________

Initial Class Certificate
Balance of this Class:      $20,825,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q BA 2

ISIN No.:                   US05949QBA22

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-19-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-19-3

                                EXHIBIT A-2-A-20

                   [FORM OF FACE OF CLASS 2-A-20 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-20-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-20

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $17,496,000.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05949Q BB 0

ISIN No.:                   US05949QBB05

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-20-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-20-3

                                EXHIBIT A-2-A-21

                   [FORM OF FACE OF CLASS 2-A-21 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-21-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-21

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,586,670.00

CUSIP No.:                  05949Q BC 8

ISIN No.:                   US05949QBC87

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 2-A-21 Certificate represents the right to receive principal only.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-21-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-21-3

                                EXHIBIT A-2-A-22

                   [FORM OF FACE OF CLASS 2-A-22 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                   A-2-A-22-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                  Class 2-A-22

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $11,493,330.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BD 6

ISIN No.:                   US05949QBD60

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                   A-2-A-22-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                   A-2-A-22-3

                                 EXHIBIT A-3-A-1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-3-A-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $91,863,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BE 4

ISIN No.:                   US05949QBE44

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-3-A-1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-3-A-1-3

                                 EXHIBIT A-3-A-2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE GROUP 3 SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
3-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                    A-3-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $8,644,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BF 1

ISIN No.:                   US05949QBF19

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                    A-3-A-2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-3-A-2-3

                                 EXHIBIT A-4-A-1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4-A-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $33,060,000.00

Pass-Through Rate:          Inverse Floating

CUSIP No.:                  05949Q BG 9

ISIN No.:                   US05949QBG91

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-4-A-1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4-A-1-3

                                 EXHIBIT A-4-A-2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $61,314,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05949Q BH 7

ISIN No.:                   US05949QBH74

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-4-A-2-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4-A-2-3

                                 EXHIBIT A-4-A-3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
4-A-2 CERTIFICATES AND CLASS 4-4A1 COMPONENT WILL BE BORNE BY THE CLASS 4-A-3
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                    A-4-A-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $3,097,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BJ 3

ISIN No.:                   US05949QBJ31

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-4-A-3-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-4-A-3-3

                                 EXHIBIT A-5-A-1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-5-A-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $37,865,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05949Q BK 0

ISIN No.:                   US05949QBK04

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-5-A-1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5-A-1-3

                                 EXHIBIT A-5-A-2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
5-A-1 CERTIFICATES AND CLASS 5-4A1 COMPONENT WILL BE BORNE BY THE CLASS 5-A-2
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                    A-5-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,913,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BL 8

ISIN No.:                   US05949QBL86

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-5-A-2-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5-A-2-3

                                 EXHIBIT A-5-A-3

                    [FORM OF FACE OF CLASS 5-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-5-A-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 5-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Notional Amount
of this Certificate
("Denomination"):           $_____________

Initial Notional
Amount of this Class:       $99,179,000.00

Pass-Through Rate:          Inverse Floating

CUSIP No.:                  05949Q BM 6

ISIN No.:                   US05949QBM69

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 5-A-3 Certificate is not entitled to any distributions with respect to principal.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-5-A-3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-5-A-3-3

                                 EXHIBIT A-6-A-1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-6-A-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $35,150,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q BN 4

ISIN No.:                   US05949QBN43

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-6-A-1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6-A-1-3

                                 EXHIBIT A-6-A-2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-6-A-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $9,084,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q BP 9

ISIN No.:                   US05949QBP90

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-6-A-2-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6-A-2-3

                                 EXHIBIT A-6-A-3

                    [FORM OF FACE OF CLASS 6-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR THE CROSSED GROUP SENIOR
CERTIFICATES, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS
6-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS 6-A-3 CERTIFICATES AS DESCRIBED IN
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                    A-6-A-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,009,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q BQ 7

ISIN No.:                   US05949QBQ73

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-6-A-3-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6-A-3-3

                                 EXHIBIT A-6-A-4

                    [FORM OF FACE OF CLASS 6-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-6-A-4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class 6-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $3,349,000.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q BR 5

ISIN No.:                   US05949QBR56

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                   A-6-A-4-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-6-A-4-3

                                 EXHIBIT A-X-IO

                    [FORM OF FACE OF CLASS X-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). REDUCTIONS OR INCREASES OF THE
NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING
NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS OR MORE THAN THE AMOUNT SET
FORTH BELOW.

                                    A-X-IO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-IO

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):           $_____________

Initial Notional
Amount of this Class:       $14,390,413.00

Pass-Through Rate:          5.500%

CUSIP No.:                  05949Q BZ 7

ISIN No.:                   US05949QBZ72

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated February 27, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer
(the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class X-IO Certificate is not entitled to any distributions with respect to principal.

     For the purposes of determining distributions of interest, the Class X-IO will be deemed to consist of three components (each, a "Component"). The amount of interest which accrues on

                                    A-X-IO-2

the Class X-IO Certificates in any month will equal the sum of the interest which accrues on the Components. The Components are not severable.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-X-IO-3

                                 EXHIBIT A-X-PO

                    [FORM OF FACE OF CLASS X-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-X-PO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-PO

evidencing an interest in a Trust consisting primarily of four loan groups (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $14,527,736.00

CUSIP No.:                  05949Q CA 1

ISIN No.:                   US05949QCA13

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class X-PO Certificate represents the right to receive principal only.

     For the purposes of determining distributions of principal in reduction of
Class Certificate Balance, the Class X-PO Certificates will be deemed to consist of three components (each, a "Component"). The Components are not severable.

                                    A-X-PO-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    A-X-PO-3

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                      B-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $3,192,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BS 3

ISIN No.:                   US05949QBS30

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                      B-1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-1-3

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

                                      B-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $__________

Initial Class Certificate
Balance of this Class:      $596,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BT 1

ISIN No.:                   US05949QBT13

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                      B-2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-2-3

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS B-1 AND CLASS B-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $__________

Initial Class Certificate
Balance of this Class:      $324,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05949Q BU 8

ISIN No.:                   US05949QBU85

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                      B-3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-3-3

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS B-1, CLASS B-2 AND CLASS B-3
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. THIS
CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO

                                      B-4-1

PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                      B-4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $__________

Initial Class Certificate
Balance of this Class:      $217,000.00

Pass-Through Rate           6.000%

CUSIP No.:                  05949Q CB 9

ISIN No.:                   US05949QCB95

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                      B-4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-4-4

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS
B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                      B-5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                      B-5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $__________

Initial Class Certificate
Balance of this Class:      $162,000.00

Pass-Through Rate           6.000%

CUSIP No.:                  05949Q CC 7

ISIN No.:                   US05949QCC78

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                      B-5-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-5-4

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3 SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4
AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                      B-6-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                      B-6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                    Class B-6

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $__________

Initial Class Certificate
Balance of this Class:      $162,819.00

Pass-Through Rate           6.000%

CUSIP No.:                  05949Q CD 5

ISIN No.:                   US05949QCD51

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                      B-6-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                      B-6-4

                                 EXHIBIT B-X-M-1

                    [FORM OF FACE OF CLASS X-M-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-M-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                    B-X-M-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-M-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $9,910,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05949Q BV 6

ISIN No.:                   US05949QBV68

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    B-X-M-1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-M-1-3

                                 EXHIBIT B-X-B-1

                    [FORM OF FACE OF CLASS X-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS X-M-1 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

                                    B-X-B-1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $4,600,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05949Q BW 4

ISIN No.:                   US05949QBW42

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    B-X-B-1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-1-3

                                 EXHIBIT B-X-B-2

                    [FORM OF FACE OF CLASS X-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS, THE CLASS X-M-1 CERTIFICATES AND THE CLASS X-B-1
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                    B-X-B-2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $4,247,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05949Q BX 2

ISIN No.:                   US05949QBX25

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    B-X-B-2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-2-3

                                 EXHIBIT B-X-B-3

                    [FORM OF FACE OF CLASS X-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS X-B-1, THE CLASS X-M-1 CERTIFICATES
AND CLASS X-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

                                    B-X-B-3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $_____________

Initial Class Certificate
Balance of this Class:      $2,831,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05949Q BY 0

ISIN No.:                   US05949QBY08

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    B-X-B-3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-3-3

                                 EXHIBIT B-X-B-4

                    [FORM OF FACE OF CLASS X-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS X-M-1 CERTIFICATES, THE CLASS X-B-1,
CLASS X-B-2 AND CLASS X-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                    B-X-B-4-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                    B-X-B-4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,770,000.00

Pass-Through Rate           Variable

CUSIP No.:                  05949Q CE 3

ISIN No.:                   US05949QCE35

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-X-B-4-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-4-4

                                 EXHIBIT B-X-B-5

                    [FORM OF FACE OF CLASS X-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS X-M-1 CERTIFICATES, THE CLASS X-B-1,
CLASS X-B-2, CLASS X-B-3 AND CLASS X-B-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                    B-X-B-5-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                    B-X-B-5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,061,000.00

Pass-Through Rate           Variable

CUSIP No.:                  05949Q CF 0

ISIN No.:                   US05949QCF00

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-X-B-5-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-5-4

                                 EXHIBIT B-X-B-6

                    [FORM OF FACE OF CLASS X-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CROSSED GROUP SENIOR
CERTIFICATES AND COMPONENTS AND THE CLASS X-M-1 CERTIFICATES, THE CLASS X-B-1,
CLASS X-B-2, CLASS X-B-3, CLASS X-B-4 AND CLASS X-B-5 CERTIFICATES AS DESCRIBED
IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                    B-X-B-6-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                   B-X-B-6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-2
                                   Class X-B-6

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               February 1, 2006

First Distribution Date:    March 27, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $____________

Initial Class Certificate
Balance of this Class:      $1,416,330.00

Pass-Through Rate           Variable

CUSIP No.:                  05949Q CG 8

ISIN No.:                   US05949QCG82

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 27, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-X-B-6-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      * * *

                                    B-X-B-6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

     On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of a Class of the Special Retail Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such
Class as described in Section 5.11 of the Pooling and Servicing Agreement.. The
final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities
Administrator as contemplated by Section 10.01 of the Pooling and Servicing
Agreement.

                                       C-1

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and the Trustee
with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and
Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the
Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate Cut-off Date Pool Principal
Balance of such Mortgage Loans, the Master Servicer has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the
Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and Servicing
Agreement will terminate upon the later of the maturity or other liquidation (or any

                                       C-2

advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to
Certificateholders of all amounts required to be distributed pursuant to the
Pooling and Servicing Agreement. In no event shall the Trust created by the
Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

     IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:
       ------------------------------

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By
                                           -------------------------------------
                                           Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator

                                        By
                                           -------------------------------------
                                           Authorized Signatory

                                       C-4

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
       ------------------------------

                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS
     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

     This information is provided by ____________________________, the assignee named above, or, as its agent.

                                       C-5

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                                      D-1-1

LOANID                 GROUP       OCC              PROPTYPE           OTERM            CORTERM              OLTV             RATE
------------------------------------------------------------------------------------------------------------------------------------

      601333738            1       Primary          SFR                   360                353                80             5.875
      601335727            1       Primary          SFR                   360                354             79.85              5.75
      601335784            1       Primary          SFR                   360                354              77.5             5.875
         865604            1       Secondary        PUD                   360                355             46.46             5.875
         908684            1       Primary          SFR                   360                357                70             5.875
         914851            1       Primary          SFR                   360                356              74.9             5.625
       32210627            1       Primary          SFR                   360                357             48.57             5.875
       34865667            1       Primary          SFR                   360                357             77.56              5.75
      143639235            1       Primary          PUD Detached          360                356              61.5               5.5
      143640472            1       Primary          PUD Detached          360                356             54.71             5.625
      143643948            1       Primary          SFR                   360                357             56.11             5.875
      143769594            1       Primary          SFR                   360                356             66.22             5.875
      143804292            1       Primary          PUD Detached          360                356             74.59             5.875
      143806560            1       Primary          SFR                   360                356                70              5.75
      143811503            1       Primary          Condo - Low           360                356                70             5.875
      143811628            1       Primary          SFR                   360                357             61.54             5.625
      143811867            1       Primary          Condo - Low           360                356             52.34             5.875
      143811883            1       Primary          PUD Detached          360                357                70               5.5
      143819175            1       Primary          SFR                   360                357             56.67              5.75
      143834059            1       Primary          SFR                   360                357                80              5.75
      143834158            1       Primary          SFR                   360                357                80             5.875
      143834646            1       Primary          PUD Attached          360                357             69.57             5.875
      143934370            1       Primary          SFR                   360                357             64.71             5.875
      143990927            1       Primary          SFR                   360                357                80             5.875
      144135282            1       Primary          PUD Detached          360                357             76.05             5.625
      202164398            1       Primary          SFR                   360                357                69              5.75
      202373189            1       Primary          Condo - Low           360                356             69.54             5.625
      202434411            1       Primary          SFR                   360                356                80             5.875
      202442158            1       Primary          SFR                   360                356             61.11             5.375
      202443891            1       Primary          SFR                   360                357             56.25             5.625
      202446274            1       Primary          SFR                   360                356             72.92              5.75
      202448452            1       Primary          SFR                   360                356             54.92             5.625
      202449435            1       Primary          PUD Detached          360                357                70             5.875
      202461323            1       Primary          Condo - Low           360                357             64.75             5.875
      202478996            1       Primary          SFR                   360                357                80             5.875
      202486452            1       Primary          PUD Detached          360                357             64.14             5.875
      202498176            1       Primary          SFR                   360                357             78.81             5.875
      202508040            1       Primary          SFR                   360                357             64.93             5.875
      202511333            1       Primary          PUD Detached          360                357                70             5.625
      202553012            1       Primary          SFR                   360                357             75.76             5.875
      202582045            1       Primary          PUD Detached          360                357             72.22             5.875
      202594990            1       Primary          SFR                   360                357             69.65             5.875
      202675229            1       Primary          PUD Detached          360                358             63.09             5.625
        4368206            1       Primary          SFR                   360                358             68.25             5.875
        4379528            1       Primary          Condo                 360                358             79.99               5.5
       46342309            1       Primary          SFR                   360                355             55.22             5.625
       55055677            1       Primary          SFR                   360                358             68.03             5.875
       57186751            1       Primary          SFR                   360                358             67.14             5.875
       59534297            1       Primary          SFR                   360                358             68.79              5.75
       59784991            1       Primary          SFR                   360                358             56.41             5.875
       60032323            1       Primary          SFR                   360                358                80             5.875
       60332376            1       Primary          SFR                   360                358                80             5.875
       60486388            1       Primary          SFR                   360                358             57.94             5.875
       60620515            1       Primary          SFR                   360                358             48.46             5.875
       60723574            1       Primary          SFR                   360                357             63.17              5.75
       60813623            1       Primary          SFR                   360                358                80               5.5
       60837143            1       Primary          SFR                   360                358             60.44              5.75
      140688227            1       Primary          SFR                   360                357             76.85              5.75
      145330916            1       Primary          SFR                   360                353             79.28             5.875
      145703187            1       Primary          Condo - Low           360                356             66.42             5.875
      146367743            1       Primary          SFR                   360                356                80              5.75
      147112148            1       Primary          Condo - Low           360                358             77.61              5.75
      147232391            1       Primary          Cooperative           360                358             74.67             5.875
      147431498            1       Primary          SFR                   360                357             74.36             5.625
      147435416            1       Secondary        SFR                   360                357             54.05              5.75
      147515845            1       Primary          SFR                   360                358                80             5.875
      147521355            1       Primary          SFR                   360                358             79.44             5.875
      147552491            1       Primary          Cooperative           360                358             62.63             5.875
      147584502            1       Primary          SFR                   360                357             65.71             5.625
      147595755            1       Primary          SFR                   360                357              73.9             5.875
      147621346            1       Primary          SFR                   360                357             20.22             5.875
      147716161            1       Primary          PUD Detached          360                357             60.38             5.875
      147745616            1       Primary          SFR                   360                357             79.98              5.75
      147777056            1       Primary          SFR                   360                357             80.01              5.75
      147787717            1       Primary          SFR                   360                357             75.18             5.875
      147787923            1       Primary          SFR                   360                358             50.67             5.875
      147802052            1       Primary          SFR                   360                357             74.62             5.875
      147804603            1       Primary          SFR                   360                358             40.87             5.875
      147815195            1       Primary          SFR                   360                357             61.54             5.875
      147817308            1       Primary          SFR                   360                358                80             5.875
      147839898            1       Primary          Condo - Low           360                357                80             5.875
      147894422            1       Primary          SFR                   360                357                80             5.875
      147911176            1       Primary          SFR                   360                357                65              5.75
      147913479            1       Primary          SFR                   360                357                80             5.625
      147918528            1       Primary          PUD Detached          360                357             75.78             5.875
      147942288            1       Primary          SFR                   360                358             63.41             5.875
      147952832            1       Primary          SFR                   360                357                80             5.875
      147965461            1       Primary          SFR                   360                358             64.88              5.75
      147968895            1       Primary          SFR                   360                358             68.62             5.875
      147974679            1       Primary          SFR                   360                358                40             5.875
      147988091            1       Primary          SFR                   360                358                80             5.625
      147992887            1       Primary          SFR                   360                358             71.37             5.875
      148084817            1       Primary          SFR                   360                358             69.87             5.875
      148258536            1       Primary          SFR                   360                358                75             5.875
      148263114            1       Primary          SFR                   360                357             46.04               5.5
      148268568            1       Primary          SFR                   360                358                80             5.875
      148280761            1       Primary          SFR                   360                358                75              5.25
      148294028            1       Primary          SFR                   360                358                80             5.875
      148408362            1       Primary          SFR                   360                357             50.77              5.75
      148423338            1       Primary          SFR                   360                357                80             5.875
      148441348            1       Primary          SFR                   360                358             47.22             5.875
      148719016            1       Primary          SFR                   360                358             67.84              5.75
      148887185            1       Primary          SFR                   360                356             73.03             5.875
      148991904            1       Primary          PUD Detached          360                356             65.26             5.875

LOANID                 FPDATE         NDDATE          S_MATDATE           PANDI          PTDATE            OBAL            COBAL
------------------------------------------------------------------------------------------------------------------------------------

      601333738       8/1/2005       3/1/2006          7/1/2035         2,154.17        2/1/2006         440,000.00       440,000.00
      601335727       9/1/2005       2/1/2006          8/1/2035         2,050.84        1/1/2006         428,000.00       427,999.95
      601335784       9/1/2005       2/1/2006          8/1/2035         1,290.06        1/1/2006         263,500.00       263,499.99
         865604      10/1/2005       2/1/2006          9/1/2035         2,991.35        1/1/2006         611,000.00       611,000.00
         908684      12/1/2005       2/1/2006         11/1/2035         2,570.31        1/1/2006         525,000.00       524,886.00
         914851      11/1/2005       2/1/2006         10/1/2035         2,756.25        1/1/2006         588,000.00       588,000.00
       32210627      12/1/2005       2/1/2006         11/1/2035         2,080.73        1/1/2006         425,000.00       424,895.96
       34865667      12/1/2005       2/1/2006         11/1/2035         2,070.00        1/1/2006         432,000.00       431,507.50
      143639235      11/1/2005       2/1/2006         10/1/2035         3,015.81        1/1/2006         658,000.00       657,967.39
      143640472      11/1/2005       3/1/2006         10/1/2035         2,203.13        2/1/2006         470,000.00       469,800.00
      143643948      12/1/2005       2/1/2006         11/1/2035         2,472.40        1/1/2006         505,000.00       505,000.00
      143769594      11/1/2005       2/1/2006         10/1/2035         2,398.96        1/1/2006         490,000.00       488,600.00
      143804292      11/1/2005       2/1/2006         10/1/2035         2,227.60        1/1/2006         455,000.00       455,000.00
      143806560      11/1/2005       3/1/2006         10/1/2035         3,018.75        2/1/2006         630,000.00       630,000.00
      143811503      11/1/2005       2/1/2006         10/1/2035         3,838.33        1/1/2006         784,000.00       784,000.00
      143811628      12/1/2005       2/1/2006         11/1/2035         4,687.50        1/1/2006       1,000,000.00     1,000,000.00
      143811867      11/1/2005       3/1/2006         10/1/2035         2,408.75        2/1/2006         492,000.00       491,817.05
      143811883      12/1/2005       2/1/2006         11/1/2035         3,112.08        1/1/2006         679,000.00       678,584.69
      143819175      12/1/2005       2/1/2006         11/1/2035         2,443.75        1/1/2006         510,000.00       510,000.00
      143834059      12/1/2005       2/1/2006         11/1/2035         2,070.00        1/1/2006         432,000.00       431,538.90
      143834158      12/1/2005       5/1/2006         11/1/2035         2,504.22        4/1/2006         512,000.00       509,497.98
      143834646      12/1/2005       2/1/2006         11/1/2035         3,916.67        1/1/2006         800,000.00       800,000.00
      143934370      12/1/2005       3/1/2006         11/1/2035         2,154.17        2/1/2006         440,000.00       440,000.00
      143990927      12/1/2005       2/1/2006         11/1/2035         2,350.00        1/1/2006         480,000.00       480,000.00
      144135282      12/1/2005       2/1/2006         11/1/2035         2,979.84        1/1/2006         638,000.00       633,368.52
      202164398      12/1/2005       2/1/2006         11/1/2035         3,303.88        1/1/2006         690,000.00       689,109.65
      202373189      11/1/2005       2/1/2006         10/1/2035         2,118.75        1/1/2006         452,000.00       451,530.00
      202434411      11/1/2005       3/1/2006         10/1/2035         3,817.86        2/1/2006         780,000.00       779,269.65
      202442158      11/1/2005       3/1/2006         10/1/2035         2,463.54        2/1/2006         550,000.00       550,000.00
      202443891      12/1/2005       3/1/2006         11/1/2035         4,218.75        2/1/2006         900,000.00       900,000.00
      202446274      11/1/2005       2/1/2006         10/1/2035         3,107.44        1/1/2006         649,000.00       647,522.31
      202448452      11/1/2005       2/1/2006         10/1/2035         3,589.92        1/1/2006         768,850.00       762,850.00
      202449435      12/1/2005       3/1/2006         11/1/2035         3,255.73        2/1/2006         665,000.00       665,000.00
      202461323      12/1/2005       2/1/2006         11/1/2035         6,340.10        1/1/2006       1,295,000.00     1,295,000.00
      202478996      12/1/2005       2/1/2006         11/1/2035         2,937.50        1/1/2006         600,000.00       600,000.00
      202486452      12/1/2005       2/1/2006         11/1/2035         2,198.23        1/1/2006         449,000.00       449,000.00
      202498176      12/1/2005       2/1/2006         11/1/2035         2,585.00        1/1/2006         528,000.00       527,585.00
      202508040      12/1/2005       2/1/2006         11/1/2035         2,193.33        1/1/2006         448,000.00       448,000.00
      202511333      12/1/2005       2/1/2006         11/1/2035         4,593.75        1/1/2006         980,000.00       897,305.91
      202553012      12/1/2005       2/1/2006         11/1/2035         2,447.92        1/1/2006         500,000.00       500,000.00
      202582045      12/1/2005       2/1/2006         11/1/2035         2,545.83        1/1/2006         520,000.00       520,000.00
      202594990      12/1/2005       2/1/2006         11/1/2035         2,247.19        1/1/2006         459,000.00       458,000.00
      202675229       1/1/2006       2/1/2006         12/1/2035         2,203.13        1/1/2006         470,000.00       469,600.00
        4368206       1/1/2006       2/1/2006         12/1/2035         2,105.21        1/1/2006         430,000.00       430,000.00
        4379528       1/1/2006       3/1/2006         12/1/2035         2,427.33        2/1/2006         529,600.00       529,600.00
       46342309      10/1/2005       3/1/2006          9/1/2035         3,403.41        2/1/2006         730,000.00       726,061.18
       55055677       1/1/2006       2/1/2006         12/1/2035         2,447.92        1/1/2006         500,000.00       500,000.00
       57186751       1/1/2006       2/1/2006         12/1/2035         3,182.29        1/1/2006         650,000.00       650,000.00
       59534297       1/1/2006       2/1/2006         12/1/2035         2,010.58        1/1/2006         419,600.00       419,599.58
       59784991       1/1/2006       2/1/2006         12/1/2035         2,692.71        1/1/2006         550,000.00       550,000.00
       60032323       1/1/2006       2/1/2006         12/1/2035         2,428.33        1/1/2006         496,000.00       496,000.00
       60332376       1/1/2006       2/1/2006         12/1/2035         2,349.96        1/1/2006         479,992.00       479,992.00
       60486388       1/1/2006       2/1/2006         12/1/2035         3,573.83        1/1/2006         730,000.00       729,973.96
       60620515       1/1/2006       2/1/2006         12/1/2035         4,626.54        1/1/2006         945,000.00       944,996.00
       60723574      12/1/2005       2/1/2006         11/1/2035         3,054.21        1/1/2006         638,000.00       637,400.00
       60813623       1/1/2006       2/1/2006         12/1/2035         1,562.69        1/1/2006         340,950.00       340,950.00
       60837143       1/1/2006       2/1/2006         12/1/2035         2,635.42        1/1/2006         550,000.00       550,000.00
      140688227      12/1/2005       2/1/2006         11/1/2035         4,784.14        1/1/2006         999,000.00       998,429.96
      145330916       8/1/2005       3/1/2006          7/1/2035         2,154.17        2/1/2006         440,000.00       440,000.00
      145703187      11/1/2005       2/1/2006         10/1/2035         2,113.58        1/1/2006         431,709.00       431,709.00
      146367743      11/1/2005       2/1/2006         10/1/2035         3,510.85        1/1/2006         732,700.00       732,700.00
      147112148       1/1/2006       2/1/2006         12/1/2035         2,491.67        1/1/2006         520,000.00       520,000.00
      147232391       1/1/2006       3/1/2006         12/1/2035         7,274.62        2/1/2006       1,486,026.00     1,485,880.49
      147431498      12/1/2005       2/1/2006         11/1/2035         2,039.06        1/1/2006         435,000.00       435,000.00
      147435416      12/1/2005       2/1/2006         11/1/2035         4,791.66        1/1/2006         999,999.00       999,999.00
      147515845       1/1/2006       2/1/2006         12/1/2035         2,115.00        1/1/2006         432,000.00       432,000.00
      147521355       1/1/2006       2/1/2006         12/1/2035         3,009.82        1/1/2006         615,160.00       614,771.72
      147552491       1/1/2006       2/1/2006         12/1/2035         2,560.52        1/1/2006         523,000.00       523,000.00
      147584502      12/1/2005       2/1/2006         11/1/2035         2,694.05        1/1/2006         575,000.00       574,730.50
      147595755      12/1/2005       2/1/2006         11/1/2035         3,549.48        1/1/2006         725,000.00       725,000.00
      147621346      12/1/2005       2/1/2006         11/1/2035         2,722.08        1/1/2006         556,000.00       556,000.00
      147716161      12/1/2005       2/1/2006         11/1/2035         2,599.27        1/1/2006         532,000.00       530,915.20
      147745616      12/1/2005       2/1/2006         11/1/2035         2,970.83        1/1/2006         620,000.00       620,000.00
      147777056      12/1/2005       2/1/2006         11/1/2035         2,664.41        1/1/2006         556,050.00       556,050.00
      147787717      12/1/2005       2/1/2006         11/1/2035         4,895.59        1/1/2006         999,950.00       999,950.00
      147787923       1/1/2006       2/1/2006         12/1/2035         3,720.83        1/1/2006         760,000.00       760,000.00
      147802052      12/1/2005       2/1/2006         11/1/2035         2,374.48        1/1/2006         485,000.00       485,000.00
      147804603       1/1/2006       2/1/2006         12/1/2035         2,301.04        1/1/2006         470,000.00       470,000.00
      147815195      12/1/2005       2/1/2006         11/1/2035         4,894.95        1/1/2006         999,999.00       999,820.04
      147817308       1/1/2006       2/1/2006         12/1/2035         4,641.25        1/1/2006         948,000.00       948,000.00
      147839898      12/1/2005       3/1/2006         11/1/2035         2,643.75        2/1/2006         540,000.00       540,000.00
      147894422      12/1/2005       3/1/2006         11/1/2035         2,055.50        2/1/2006         420,000.00       419,846.56
      147911176      12/1/2005       2/1/2006         11/1/2035         3,986.67        1/1/2006         832,000.00       832,000.00
      147913479      12/1/2005       2/1/2006         11/1/2035         2,531.25        1/1/2006         540,000.00       540,000.00
      147918528      12/1/2005       2/1/2006         11/1/2035         2,151.72        1/1/2006         439,500.00       439,500.00
      147942288       1/1/2006       2/1/2006         12/1/2035         3,182.29        1/1/2006         650,000.00       650,000.00
      147952832      12/1/2005       3/1/2006         11/1/2035         4,723.50        2/1/2006         964,800.00       964,800.00
      147965461       1/1/2006       2/1/2006         12/1/2035         4,647.92        1/1/2006         970,000.00       970,000.00
      147968895       1/1/2006       2/1/2006         12/1/2035         4,871.35        1/1/2006         995,000.00       995,000.00
      147974679       1/1/2006       3/1/2006         12/1/2035         4,895.59        2/1/2006         999,950.00       999,950.00
      147988091       1/1/2006       3/1/2006         12/1/2035         2,437.50        2/1/2006         520,000.00       520,000.00
      147992887       1/1/2006       2/1/2006         12/1/2035         4,210.42        1/1/2006         860,000.00       860,000.00
      148084817       1/1/2006       3/1/2006         12/1/2035         3,368.33        2/1/2006         688,000.00       688,000.00
      148258536       1/1/2006       3/1/2006         12/1/2035         4,332.81        2/1/2006         885,000.00       885,000.00
      148263114      12/1/2005       3/1/2006         11/1/2035         2,285.16        2/1/2006         500,000.00       497,865.25
      148268568       1/1/2006       2/1/2006         12/1/2035         2,115.00        1/1/2006         432,000.00       432,000.00
      148280761       1/1/2006       2/1/2006         12/1/2035         1,886.72        1/1/2006         431,250.00       431,250.00
      148294028       1/1/2006       2/1/2006         12/1/2035         2,467.50        1/1/2006         504,000.00       504,000.00
      148408362      12/1/2005       3/1/2006         11/1/2035         2,189.55        2/1/2006         456,950.00       456,950.00
      148423338      12/1/2005       3/1/2006         11/1/2035         3,901.18        2/1/2006         797,650.00       796,822.73
      148441348       1/1/2006       2/1/2006         12/1/2035         2,078.28        1/1/2006         425,000.00       424,500.00
      148719016       1/1/2006       3/1/2006         12/1/2035         2,395.83        2/1/2006         500,000.00       500,000.00
      148887185      11/1/2005       2/1/2006         10/1/2035         3,182.29        1/1/2006         650,000.00       650,000.00
      148991904      11/1/2005       2/1/2006         10/1/2035         2,076.81        1/1/2006         424,200.00       424,200.00

LOANID              PURPOSE                  DOC                  OAPPVAL        FRTRDATE          CEILING        FLOOR       CAPINT
------------------------------------------------------------------------------------------------------------------------------------

      601333738     C/O Refi     Standard                        550,000.00     00/00/0000               0            0            0
      601335727     C/O Refi     Standard                        536,000.00     00/00/0000               0            0            0
      601335784     R/T Refi     Standard                        340,000.00     00/00/0000               0            0            0
         865604     R/T Refi     Full                          1,315,000.00     00/00/0000               0            0            0
         908684     C/O Refi     SIVA                            750,000.00     00/00/0000               0            0            0
         914851     R/T Refi     SIVA                            785,000.00     00/00/0000               0            0            0
       32210627     Purchase     FAD(Full or Alt or AUS)         900,000.00     00/00/0000               0            0            0
       34865667     R/T Refi     FAD(Full or Alt or AUS)         557,000.00     00/00/0000               0            0            0
      143639235     R/T Refi     NIV                           1,070,000.00     00/00/0000               0            0            0
      143640472     C/O Refi     FAD(Full or Alt or AUS)         859,000.00     00/00/0000               0            0            0
      143643948     C/O Refi     FAD(Full or Alt or AUS)         900,000.00     00/00/0000               0            0            0
      143769594     C/O Refi     NIV                             740,000.00     00/00/0000               0            0            0
      143804292     C/O Refi     FAD(Full or Alt or AUS)         610,000.00     00/00/0000               0            0            0
      143806560     R/T Refi     NIV                             900,000.00     00/00/0000               0            0            0
      143811503     C/O Refi     NIV                           1,120,000.00     00/00/0000               0            0            0
      143811628     C/O Refi     NIV                           1,625,000.00     00/00/0000               0            0            0
      143811867     C/O Refi     NIV                             940,000.00     00/00/0000               0            0            0
      143811883     R/T Refi     NIV                             970,000.00     00/00/0000               0            0            0
      143819175     R/T Refi     FAD(Full or Alt or AUS)         900,000.00     00/00/0000               0            0            0
      143834059     Purchase     FAD(Full or Alt or AUS)         540,000.00     00/00/0000               0            0            0
      143834158     Purchase     FAD(Full or Alt or AUS)         640,000.00     00/00/0000               0            0            0
      143834646     C/O Refi     NIV                           1,150,000.00     00/00/0000               0            0            0
      143934370     C/O Refi     NIV                             680,000.00     00/00/0000               0            0            0
      143990927     R/T Refi     FAD(Full or Alt or AUS)         600,000.00     00/00/0000               0            0            0
      144135282     Purchase     FAD(Full or Alt or AUS)       1,100,000.00     00/00/0000               0            0            0
      202164398     C/O Refi     FAD(Full or Alt or AUS)       1,000,000.00     00/00/0000               0            0            0
      202373189     C/O Refi     FAD(Full or Alt or AUS)         650,000.00     00/00/0000               0            0            0
      202434411     R/T Refi     FAD(Full or Alt or AUS)         975,000.00     00/00/0000               0            0            0
      202442158     C/O Refi     FAD(Full or Alt or AUS)         900,000.00     00/00/0000               0            0            0
      202443891     Purchase     NIV                           1,600,000.00     00/00/0000               0            0            0
      202446274     R/T Refi     PS(1 paystub & verbal VOE)      890,000.00     00/00/0000               0            0            0
      202448452     R/T Refi     NIV                           1,400,000.00     00/00/0000               0            0            0
      202449435     C/O Refi     NIV                             950,000.00     00/00/0000               0            0            0
      202461323     R/T Refi     FAD(Full or Alt or AUS)       2,000,000.00     00/00/0000               0            0            0
      202478996     Purchase     FAD(Full or Alt or AUS)         760,000.00     00/00/0000               0            0            0
      202486452     C/O Refi     FAD(Full or Alt or AUS)         700,000.00     00/00/0000               0            0            0
      202498176     C/O Refi     FAD(Full or Alt or AUS)         670,000.00     00/00/0000               0            0            0
      202508040     R/T Refi     FAD(Full or Alt or AUS)         690,000.00     00/00/0000               0            0            0
      202511333     Purchase     FAD(Full or Alt or AUS)       1,400,000.00     00/00/0000               0            0            0
      202553012     C/O Refi     FAD(Full or Alt or AUS)         660,000.00     00/00/0000               0            0            0
      202582045     C/O Refi     FAD(Full or Alt or AUS)         720,000.00     00/00/0000               0            0            0
      202594990     Purchase     FAD(Full or Alt or AUS)         659,000.00     00/00/0000               0            0            0
      202675229     C/O Refi     FAD(Full or Alt or AUS)         745,000.00     00/00/0000               0            0            0
        4368206     Purchase     Full/Alt                        647,000.00     00/00/0000               0            0            0
        4379528     Purchase     Full/Alt                        663,000.00     00/00/0000               0            0            0
       46342309     Purchase     Full                          1,322,000.00     00/00/0000               0            0            0
       55055677     Purchase     Asset Only                      735,000.00     00/00/0000               0            0            0
       57186751     Purchase     Asset Only                      976,000.00     00/00/0000               0            0            0
       59534297     R/T Refi     Asset Only                      610,000.00     00/00/0000               0            0            0
       59784991     Purchase     Asset Only                    1,098,000.00     00/00/0000               0            0            0
       60032323     Purchase     Asset Only                      620,000.00     00/00/0000               0            0            0
       60332376     Purchase     Asset Only                      605,000.00     00/00/0000               0            0            0
       60486388     R/T Refi     Full                          1,260,000.00     00/00/0000               0            0            0
       60620515     C/O Refi     Full                          1,950,000.00     00/00/0000               0            0            0
       60723574     C/O Refi     Full                          1,010,000.00     00/00/0000               0            0            0
       60813623     Purchase     Asset Only                      440,000.00     00/00/0000               0            0            0
       60837143     C/O Refi     Asset Only                      910,000.00     00/00/0000               0            0            0
      140688227     R/T Refi     Full                          1,300,000.00     00/00/0000               0            0            0
      145330916     C/O Refi     Full                            555,000.00     00/00/0000               0            0            0
      145703187     R/T Refi     AUS                             650,000.00     00/00/0000               0            0            0
      146367743     Purchase     Full                            966,000.00     00/00/0000               0            0            0
      147112148     Purchase     AUS                             672,000.00     00/00/0000               0            0            0
      147232391     Purchase     Full                          2,000,000.00     00/00/0000               0            0            0
      147431498     Purchase     AUS                             585,000.00     00/00/0000               0            0            0
      147435416     Purchase     Full                          1,850,000.00     00/00/0000               0            0            0
      147515845     Purchase     Asset Only                      540,000.00     00/00/0000               0            0            0
      147521355     Purchase     Asset Only                      776,000.00     00/00/0000               0            0            0
      147552491     R/T Refi     AUS                             835,000.00     00/00/0000               0            0            0
      147584502     Purchase     AUS                             875,000.00     00/00/0000               0            0            0
      147595755     R/T Refi     Full                            981,000.00     00/00/0000               0            0            0
      147621346     R/T Refi     AUS                           2,750,000.00     00/00/0000               0            0            0
      147716161     Purchase     Full                            885,000.00     00/00/0000               0            0            0
      147745616     Purchase     Full                            779,000.00     00/00/0000               0            0            0
      147777056     Purchase     Full                            735,000.00     00/00/0000               0            0            0
      147787717     Purchase     Full                          1,330,000.00     00/00/0000               0            0            0
      147787923     C/O Refi     Full                          1,500,000.00     00/00/0000               0            0            0
      147802052     C/O Refi     Asset Only                      650,000.00     00/00/0000               0            0            0
      147804603     C/O Refi     Asset Only                    1,150,000.00     00/00/0000               0            0            0
      147815195     C/O Refi     Full                          1,625,000.00     00/00/0000               0            0            0
      147817308     Purchase     Asset Only                    1,190,000.00     00/00/0000               0            0            0
      147839898     Purchase     Full                            675,000.00     00/00/0000               0            0            0
      147894422     Purchase     Asset Only                      525,000.00     00/00/0000               0            0            0
      147911176     Purchase     Full                          1,350,000.00     00/00/0000               0            0            0
      147913479     Purchase     Full                            695,000.00     00/00/0000               0            0            0
      147918528     C/O Refi     Full                            580,000.00     00/00/0000               0            0            0
      147942288     Purchase     Full                          1,025,000.00     00/00/0000               0            0            0
      147952832     Purchase     Full                          1,238,000.00     00/00/0000               0            0            0
      147965461     Purchase     Asset Only                    1,495,000.00     00/00/0000               0            0            0
      147968895     C/O Refi     Asset Only                    1,450,000.00     00/00/0000               0            0            0
      147974679     R/T Refi     Asset Only                    2,500,000.00     00/00/0000               0            0            0
      147988091     Purchase     AUS                             650,000.00     00/00/0000               0            0            0
      147992887     Purchase     Asset Only                    1,205,000.00     00/00/0000               0            0            0
      148084817     Purchase     Full                            992,000.00     00/00/0000               0            0            0
      148258536     C/O Refi     Asset Only                    1,180,000.00     00/00/0000               0            0            0
      148263114     C/O Refi     AUS                           1,086,000.00     00/00/0000               0            0            0
      148268568     C/O Refi     Asset Only                      540,000.00     00/00/0000               0            0            0
      148280761     C/O Refi     Asset Only                      575,000.00     00/00/0000               0            0            0
      148294028     Purchase     AUS                             630,000.00     00/00/0000               0            0            0
      148408362     C/O Refi     Full                            900,000.00     00/00/0000               0            0            0
      148423338     Purchase     Full                          1,010,000.00     00/00/0000               0            0            0
      148441348     R/T Refi     Full                            900,000.00     00/00/0000               0            0            0
      148719016     Purchase     AUS                             745,000.00     00/00/0000               0            0            0
      148887185     Purchase     Full                            890,000.00     00/00/0000               0            0            0
      148991904     C/O Refi     Full                            650,000.00     00/00/0000               0            0            0

LOANID                MARGIN        INDEX           ODATE           ORIGINATOR          SERVICER              LPMI            SVCFEE
------------------------------------------------------------------------------------------------------------------------------------

      601333738            0        FIX            6/30/2005        GMAC              GMAC                       0              0.25
      601335727            0        FIX             7/1/2005        GMAC              GMAC                       0              0.25
      601335784            0        FIX             7/7/2005        GMAC              GMAC                       0              0.25
         865604            0        FIX             9/2/2005        TaylorBean        Bank of America            0              0.25
         908684            0        FIX            10/7/2005        TaylorBean        Bank of America            0              0.25
         914851            0        FIX            10/3/2005        TaylorBean        Bank of America            0              0.25
       32210627            0        FIX           10/26/2005        SunTrust          SunTrust                   0              0.25
       34865667            0        FIX           10/11/2005        SunTrust          SunTrust                   0              0.25
      143639235            0        FIX            10/4/2005        SunTrust          SunTrust                   0              0.25
      143640472            0        FIX            10/4/2005        SunTrust          SunTrust                   0              0.25
      143643948            0        FIX           10/28/2005        SunTrust          SunTrust                   0              0.25
      143769594            0        FIX            10/4/2005        SunTrust          SunTrust                   0              0.25
      143804292            0        FIX            10/5/2005        SunTrust          SunTrust                   0              0.25
      143806560            0        FIX            10/5/2005        SunTrust          SunTrust                   0              0.25
      143811503            0        FIX            10/6/2005        SunTrust          SunTrust                   0              0.25
      143811628            0        FIX           10/11/2005        SunTrust          SunTrust                   0              0.25
      143811867            0        FIX            10/6/2005        SunTrust          SunTrust                   0              0.25
      143811883            0        FIX           10/21/2005        SunTrust          SunTrust                   0              0.25
      143819175            0        FIX           10/12/2005        SunTrust          SunTrust                   0              0.25
      143834059            0        FIX            10/6/2005        SunTrust          SunTrust                   0              0.25
      143834158            0        FIX           10/26/2005        SunTrust          SunTrust                   0              0.25
      143834646            0        FIX           10/31/2005        SunTrust          SunTrust                   0              0.25
      143934370            0        FIX           10/21/2005        SunTrust          SunTrust                   0              0.25
      143990927            0        FIX           10/27/2005        SunTrust          SunTrust                   0              0.25
      144135282            0        FIX           10/26/2005        SunTrust          SunTrust                   0              0.25
      202164398            0        FIX           10/31/2005        SunTrust          SunTrust                   0              0.25
      202373189            0        FIX            10/5/2005        SunTrust          SunTrust                   0              0.25
      202434411            0        FIX            10/4/2005        SunTrust          SunTrust                   0              0.25
      202442158            0        FIX            9/28/2005        SunTrust          SunTrust                   0              0.25
      202443891            0        FIX           10/13/2005        SunTrust          SunTrust                   0              0.25
      202446274            0        FIX            10/5/2005        SunTrust          SunTrust                   0              0.25
      202448452            0        FIX            9/28/2005        SunTrust          SunTrust                   0              0.25
      202449435            0        FIX           10/26/2005        SunTrust          SunTrust                   0              0.25
      202461323            0        FIX           10/12/2005        SunTrust          SunTrust                   0              0.25
      202478996            0        FIX           10/20/2005        SunTrust          SunTrust                   0              0.25
      202486452            0        FIX           10/25/2005        SunTrust          SunTrust                   0              0.25
      202498176            0        FIX           10/20/2005        SunTrust          SunTrust                   0              0.25
      202508040            0        FIX           10/17/2005        SunTrust          SunTrust                   0              0.25
      202511333            0        FIX           10/24/2005        SunTrust          SunTrust                   0              0.25
      202553012            0        FIX            10/7/2005        SunTrust          SunTrust                   0              0.25
      202582045            0        FIX           10/20/2005        SunTrust          SunTrust                   0              0.25
      202594990            0        FIX           10/17/2005        SunTrust          SunTrust                   0              0.25
      202675229            0        FIX           11/18/2005        SunTrust          SunTrust                   0              0.25
        4368206            0        FIX            11/8/2005        NatCity           NatCity                    0              0.25
        4379528            0        FIX            11/3/2005        NatCity           NatCity                    0              0.25
       46342309            0        FIX             8/9/2005        Wells Fargo       Wells Fargo                0              0.25
       55055677            0        FIX           11/21/2005        Wells Fargo       Wells Fargo                0              0.25
       57186751            0        FIX           11/23/2005        Wells Fargo       Wells Fargo                0              0.25
       59534297            0        FIX            11/3/2005        Wells Fargo       Wells Fargo                0              0.25
       59784991            0        FIX           11/22/2005        Wells Fargo       Wells Fargo                0              0.25
       60032323            0        FIX           11/22/2005        Wells Fargo       Wells Fargo                0              0.25
       60332376            0        FIX           11/23/2005        Wells Fargo       Wells Fargo                0              0.25
       60486388            0        FIX            11/3/2005        Wells Fargo       Wells Fargo                0              0.25
       60620515            0        FIX           11/21/2005        Wells Fargo       Wells Fargo                0              0.25
       60723574            0        FIX            11/8/2005        Wells Fargo       Wells Fargo                0              0.25
       60813623            0        FIX            12/2/2005        Wells Fargo       Wells Fargo                0              0.25
       60837143            0        FIX           11/23/2005        Wells Fargo       Wells Fargo                0              0.25
      140688227            0        FIX           10/24/2005        Wells Fargo       Wells Fargo                0              0.25
      145330916            0        FIX            6/24/2005        Wells Fargo       Wells Fargo                0              0.25
      145703187            0        FIX            9/26/2005        Wells Fargo       Wells Fargo                0              0.25
      146367743            0        FIX            9/20/2005        Wells Fargo       Wells Fargo                0              0.25
      147112148            0        FIX            11/1/2005        Wells Fargo       Wells Fargo                0              0.25
      147232391            0        FIX            11/7/2005        Wells Fargo       Wells Fargo                0              0.25
      147431498            0        FIX            11/1/2005        Wells Fargo       Wells Fargo                0              0.25
      147435416            0        FIX           10/31/2005        Wells Fargo       Wells Fargo                0              0.25
      147515845            0        FIX           11/15/2005        Wells Fargo       Wells Fargo                0              0.25
      147521355            0        FIX           11/17/2005        Wells Fargo       Wells Fargo                0              0.25
      147552491            0        FIX            11/8/2005        Wells Fargo       Wells Fargo                0              0.25
      147584502            0        FIX           10/14/2005        Wells Fargo       Wells Fargo                0              0.25
      147595755            0        FIX           10/10/2005        Wells Fargo       Wells Fargo                0              0.25
      147621346            0        FIX            11/4/2005        Wells Fargo       Wells Fargo                0              0.25
      147716161            0        FIX           10/13/2005        Wells Fargo       Wells Fargo                0              0.25
      147745616            0        FIX           10/31/2005        Wells Fargo       Wells Fargo                0              0.25
      147777056            0        FIX           10/27/2005        Wells Fargo       Wells Fargo                0              0.25
      147787717            0        FIX           10/25/2005        Wells Fargo       Wells Fargo                0              0.25
      147787923            0        FIX           10/31/2005        Wells Fargo       Wells Fargo                0              0.25
      147802052            0        FIX            10/5/2005        Wells Fargo       Wells Fargo                0              0.25
      147804603            0        FIX            11/8/2005        Wells Fargo       Wells Fargo                0              0.25
      147815195            0        FIX           10/28/2005        Wells Fargo       Wells Fargo                0              0.25
      147817308            0        FIX           11/10/2005        Wells Fargo       Wells Fargo                0              0.25
      147839898            0        FIX           10/28/2005        Wells Fargo       Wells Fargo                0              0.25
      147894422            0        FIX           10/18/2005        Wells Fargo       Wells Fargo                0              0.25
      147911176            0        FIX           10/21/2005        Wells Fargo       Wells Fargo                0              0.25
      147913479            0        FIX           10/14/2005        Wells Fargo       Wells Fargo                0              0.25
      147918528            0        FIX            10/7/2005        Wells Fargo       Wells Fargo                0              0.25
      147942288            0        FIX           10/27/2005        Wells Fargo       Wells Fargo                0              0.25
      147952832            0        FIX           10/28/2005        Wells Fargo       Wells Fargo                0              0.25
      147965461            0        FIX           11/16/2005        Wells Fargo       Wells Fargo                0              0.25
      147968895            0        FIX            11/2/2005        Wells Fargo       Wells Fargo                0              0.25
      147974679            0        FIX           11/11/2005        Wells Fargo       Wells Fargo                0              0.25
      147988091            0        FIX           11/17/2005        Wells Fargo       Wells Fargo                0              0.25
      147992887            0        FIX           11/21/2005        Wells Fargo       Wells Fargo                0              0.25
      148084817            0        FIX            11/7/2005        Wells Fargo       Wells Fargo                0              0.25
      148258536            0        FIX            11/7/2005        Wells Fargo       Wells Fargo                0              0.25
      148263114            0        FIX           10/28/2005        Wells Fargo       Wells Fargo                0              0.25
      148268568            0        FIX           11/15/2005        Wells Fargo       Wells Fargo                0              0.25
      148280761            0        FIX            11/4/2005        Wells Fargo       Wells Fargo                0              0.25
      148294028            0        FIX           11/16/2005        Wells Fargo       Wells Fargo                0              0.25
      148408362            0        FIX            11/3/2005        Wells Fargo       Wells Fargo                0              0.25
      148423338            0        FIX           10/25/2005        Wells Fargo       Wells Fargo                0              0.25
      148441348            0        FIX           10/31/2005        Wells Fargo       Wells Fargo                0              0.25
      148719016            0        FIX           11/17/2005        Wells Fargo       Wells Fargo                0              0.25
      148887185            0        FIX            9/21/2005        Wells Fargo       Wells Fargo                0              0.25
      148991904            0        FIX            9/30/2005        Wells Fargo       Wells Fargo                0              0.25

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                                      D-2-1

LOANID                GROUP         OCC               PROPTYPE                OTERM        CORTERM             OLTV            RATE
------------------------------------------------------------------------------------------------------------------------------------

       135133981          2         Primary           SFR                       360            334            64.05            5.875
       145641031          2         Primary           SFR                       360            355            37.85            5.875
       145692273          2         Primary           SFR                       360            355               80            5.875
       145705646          2         Primary           Condo - High              360            355            34.09            5.625
       145706842          2         Primary           SFR                       360            355               80            5.875
       145792586          2         Primary           SFR                       360            355            69.54            5.875
       145828646          2         Primary           SFR                       360            355            70.59             5.75
       145983839          2         Primary           SFR                       360            355            61.83             5.75
       146023247          2         Primary           SFR                       360            355             78.2            5.875
       146052147          2         Primary           SFR                       360            356            63.54             5.75
       146119326          2         Primary           SFR                       360            355             60.3            5.875
       146124581          2         Primary           2-Family                  360            355            40.57             5.75
       146152491          2         Primary           SFR                       360            355            55.76             5.75
       146203682          2         Primary           SFR                       360            355             61.6            5.875
       146231543          2         Primary           SFR                       360            355               80             5.75
       146273909          2         Primary           SFR                       360            355            68.97            5.875
       146334792          2         Primary           SFR                       360            355            74.85             5.75
       146347315          2         Primary           SFR                       360            355            58.33            5.875
       146439666          2         Primary           SFR                       360            355            46.56             5.75
       146443965          2         Primary           SFR                       360            355               80                6
       146465802          2         Primary           Condo - Low               360            355             57.3             5.75
       146491295          2         Primary           SFR                       360            355            42.08             5.75
       146534813          2         Primary           SFR                       360            355            74.07            5.625
       146543962          2         Primary           SFR                       360            355            62.86            5.875
       146548268          2         Primary           SFR                       360            355            75.98            6.375
       146578927          2         Primary           Condo - Low               360            355               80            6.125
       146674239          2         Secondary         Condo - Low               360            355               75                6
       146755327          2         Primary           SFR                       360            355               80                6
       146781497          2         Primary           SFR                       360            355            63.06            5.875
       146803739          2         Primary           SFR                       360            355            63.45            5.875
       146804844          2         Primary           SFR                       360            355               75             6.25
       146912233          2         Primary           SFR                       360            355            79.41            6.125
       146968235          2         Primary           SFR                       360            356            43.64             5.75
       147108351          2         Secondary         SFR                       360            356               50            5.875
       147164792          2         Primary           SFR                       360            356            63.68             5.75
        39239868          2         Primary           SFR                       360            357            79.93                6
        57831885          2         Primary           SFR                       360            357               70             5.75
        58332677          2         Primary           SFR                       360            357               75             5.75
        58408402          2         Primary           SFR                       360            358            74.63                6
        59436998          2         Primary           SFR                       360            358               80            5.875
        59901132          2         Primary           SFR                       360            358               80             5.75
        60727559          2         Primary           SFR                       360            357            64.47             5.75
       143067312          2         Primary           SFR                       360            355               40            5.875
       144874989          2         Primary           Condo - Low               360            358            68.68             5.75
       145461281          2         Primary           SFR                       240            234               80             5.75
       145820692          2         Primary           SFR                       360            357            51.06             5.75
       145894234          2         Primary           SFR                       360            357            54.23            5.625
       146310206          2         Primary           Cooperative               360            357            60.61             5.75
       146387956          2         Primary           SFR                       360            357             45.9             5.75
       146441241          2         Primary           Cooperative               360            356            59.45             5.75
       146477518          2         Primary           SFR                       360            357            70.52             5.75
       146521331          2         Secondary         SFR                       360            356            53.49            5.875
       146573324          2         Primary           SFR                       360            356            50.95             5.75
       146627849          2         Primary           SFR                       360            356            64.66            6.125
       146634571          2         Primary           SFR                       360            356            72.07                6
       146635636          2         Primary           Condo - Low               360            356               80             5.75
       146639869          2         Primary           SFR                       360            355            49.09            5.875
       146640396          2         Primary           SFR                       360            356               80             5.75
       146648787          2         Primary           SFR                       360            355               80             5.75
       146652581          2         Primary           SFR                       360            356            75.87             5.75
       146656772          2         Primary           SFR                       360            356            33.93            6.375
       146683172          2         Primary           SFR                       360            356            77.61              5.5
       146765516          2         Primary           Condo - Low               360            356            59.96            5.625
       146790803          2         Primary           SFR                       240            236            51.57            5.875
       146798756          2         Primary           SFR                       360            356            73.88             5.75
       146807292          2         Primary           SFR                       360            356               80             5.75
       146878897          2         Primary           SFR                       360            356            56.96            5.875
       146879341          2         Primary           SFR                       360            356            71.56              5.5
       146881602          2         Primary           SFR                       360            356            68.03             5.75
       146906573          2         Primary           SFR                       360            357               80             5.75
       146933817          2         Primary           SFR                       360            356               80             5.75
       146962113          2         Primary           SFR                       360            356             51.9             5.75
       147007116          2         Primary           SFR                       360            357            53.85            5.875
       147053581          2         Primary           SFR                       360            356            66.67             5.75
       147068837          2         Primary           SFR                       360            357            70.09             5.75
       147081749          2         Primary           SFR                       360            357               70                6
       147099147          2         Primary           SFR                       360            356             78.7            5.625
       147129712          2         Primary           SFR                       360            356               80             5.75
       147137442          2         Primary           SFR                       360            356               72             5.75
       147142871          2         Primary           SFR                       360            357            61.46              5.5
       147165161          2         Primary           SFR                       360            356            52.46             5.75
       147173694          2         Primary           SFR                       360            356               80             5.75
       147175897          2         Primary           SFR                       360            356               80             5.75
       147197792          2         Primary           SFR                       360            356               80             5.75
       147199723          2         Primary           SFR                       360            356            79.99            5.625
       147237986          2         Primary           Condo - High              360            357               80             5.75
       147286553          2         Primary           Condo - Low               360            356             75.2            5.625
       147310924          2         Primary           SFR                       360            356            79.74             5.75
       147338883          2         Primary           SFR                       360            357            57.06            5.875
       147343792          2         Primary           SFR                       360            357            66.98             5.75
       147348288          2         Primary           SFR                       360            356               80            5.625
       147400816          2         Primary           SFR                       360            356               80            5.625
       147406268          2         Primary           SFR                       360            356            74.53             5.75
       147407068          2         Primary           SFR                       360            356             66.4             5.75
       147416622          2         Primary           SFR                       360            356            56.23             5.75
       147419105          2         Primary           SFR                       360            357               80             5.75
       147429963          2         Primary           SFR                       360            356            59.19             5.75
       147438329          2         Primary           SFR                       360            356            57.05            5.875
       147438337          2         Primary           SFR                       360            357            55.97             5.75
       147441307          2         Primary           SFR                       360            356            63.23            5.625
       147445373          2         Primary           SFR                       360            356               60            5.625
       147449649          2         Primary           SFR                       360            356            71.29            5.625
       147460893          2         Primary           SFR                       360            356            76.79             5.75
       147466684          2         Primary           SFR                       360            356               80             5.75
       147468524          2         Secondary         Condo - Low               360            356               80             5.75
       147475594          2         Primary           SFR                       360            356            68.53             5.75
       147480636          2         Primary           SFR                       360            356               80             5.75
       147481618          2         Primary           SFR                       360            356            38.86             5.75
       147483366          2         Primary           SFR                       360            356               80            5.625
       147492417          2         Primary           SFR                       360            356               80             5.75
       147500656          2         Primary           SFR                       360            356               80            5.625
       147502181          2         Primary           SFR                       360            356               80             5.75
       147506679          2         Secondary         SFR                       360            357               80             5.75
       147510887          2         Primary           SFR                       360            357            54.86             5.75
       147515431          2         Primary           SFR                       360            356            78.37            5.625
       147516504          2         Primary           SFR                       360            356               90            5.625
       147519045          2         Primary           SFR                       360            357            56.88             5.75
       147522601          2         Primary           SFR                       360            356            69.07            5.625
       147542302          2         Primary           SFR                       360            356               80            5.625
       147543243          2         Primary           SFR                       360            356             58.1             5.75
       147547723          2         Primary           SFR                       360            357               61             5.75
       147550388          2         Primary           SFR                       360            356               57             5.75
       147553457          2         Primary           SFR                       360            356            54.97            5.875
       147559264          2         Primary           SFR                       360            357               80             5.75
       147564249          2         Primary           SFR                       360            356               80             5.75
       147564637          2         Primary           SFR                       360            357            56.55             5.75
       147568299          2         Primary           SFR                       360            356            68.85             5.75
       147575146          2         Primary           SFR                       360            357            61.44             5.75
       147581656          2         Primary           SFR                       360            354               50             5.75
       147584205          2         Primary           SFR                       360            356            59.35            5.875
       147592364          2         Primary           SFR                       360            357               65             5.75
       147601082          2         Primary           SFR                       360            356            73.53             5.75
       147601926          2         Primary           SFR                       360            357            61.67             5.75
       147605794          2         Primary           SFR                       360            356               80             5.75
       147612386          2         Primary           SFR                       360            357            66.67             5.75
       147615413          2         Primary           SFR                       360            357            72.46            5.625
       147618177          2         Primary           SFR                       360            357            57.54             5.75
       147621312          2         Primary           SFR                       360            356            75.17             5.75
       147627343          2         Primary           SFR                       360            356               80             5.75
       147630396          2         Primary           SFR                       360            357            66.67            5.625
       147632772          2         Primary           SFR                       360            356            73.25             5.75
       147633663          2         Primary           SFR                       360            357            67.48             5.75
       147636104          2         Primary           SFR                       360            356               80            5.875
       147640957          2         Primary           SFR                       360            356            65.69             5.75
       147642805          2         Primary           SFR                       240            236            55.22            5.625
       147643464          2         Primary           SFR                       360            356            74.41             5.75
       147649586          2         Primary           SFR                       360            356            60.85             5.75
       147650162          2         Primary           SFR                       360            356               80            5.625
       147650618          2         Primary           SFR                       360            354            52.66            5.875
       147655732          2         Primary           SFR                       360            357               80            5.625
       147656516          2         Primary           SFR                       360            356               80            5.625
       147658306          2         Primary           SFR                       360            357            59.53            5.875
       147660237          2         Primary           SFR                       360            356            62.86             5.75
       147674782          2         Primary           SFR                       360            356            68.24             5.75
       147689285          2         Primary           SFR                       360            357            56.11            5.625
       147690978          2         Primary           SFR                       360            357               80             5.75
       147702658          2         Primary           SFR                       360            357             79.2             5.75
       147710735          2         Primary           SFR                       360            356               80            5.875
       147717359          2         Primary           SFR                       360            357               80            5.625
       147722003          2         Primary           SFR                       360            357               80                6
       147722722          2         Primary           SFR                       360            356            66.17             5.75
       147727572          2         Primary           SFR                       360            357            61.27             5.75
       147742944          2         Primary           SFR                       360            357               80            5.875
       147752935          2         Primary           SFR                       360            356            68.53             5.75
       147756316          2         Primary           SFR                       360            357            68.17            5.875
       147757736          2         Primary           SFR                       360            356               80            5.625
       147762561          2         Primary           SFR                       360            357            77.78            6.125
       147769541          2         Primary           SFR                       360            357            46.95             5.75
       147772289          2         Primary           SFR                       360            357               80             5.75
       147777536          2         Primary           SFR                       360            357            74.81                6
       147787543          2         Primary           SFR                       360            357            66.93             5.75
       147792303          2         Primary           SFR                       360            357            46.73             5.75
       147801153          2         Primary           SFR                       360            357            69.92             5.75
       147816441          2         Primary           SFR                       360            357            66.99             5.75
       147829741          2         Primary           SFR                       360            357               80             5.75
       147838759          2         Primary           SFR                       360            357            58.82             5.75
       147843031          2         Primary           SFR                       360            357               80             5.75
       147843676          2         Primary           SFR                       360            357            79.83            5.875
       147843817          2         Primary           SFR                       360            357            73.17            5.875
       147844658          2         Primary           SFR                       360            357               70             5.75
       147851125          2         Primary           SFR                       360            357               80            5.625
       147855266          2         Primary           SFR                       360            357               80             5.75
       147875918          2         Primary           SFR                       360            357            79.96            6.125
       147882138          2         Primary           SFR                       360            355               57             5.75
       147900666          2         Primary           SFR                       360            357            71.12            5.625
       147902639          2         Primary           SFR                       360            357            71.92             5.75
       147902647          2         Primary           SFR                       360            357            69.69            5.875
       147912752          2         Primary           Condo - Low               360            354               80            5.875
       147914618          2         Primary           SFR                       360            356            56.33            5.875
       147915268          2         Primary           SFR                       360            356            75.47             5.75
       147919021          2         Primary           SFR                       360            357            48.85             5.75
       147928774          2         Secondary         SFR                       360            357               80             5.75
       147929731          2         Primary           SFR                       360            356            66.34             5.75
       147933568          2         Primary           SFR                       360            357            56.34            5.875
       147956114          2         Primary           SFR                       360            357            64.86             5.75
       147983589          2         Primary           SFR                       360            357               70            5.875
       147996581          2         Primary           SFR                       360            357               65            5.875
       148011414          2         Primary           SFR                       360            357               70                6
       148019169          2         Primary           SFR                       360            357            72.36                6
       148026024          2         Secondary         Condo - Low               360            357               70            5.625
       148031149          2         Primary           SFR                       360            357            64.97            5.875
       148032121          2         Primary           SFR                       360            357               80            5.875
       148039621          2         Primary           Condo - High              360            357            67.14            5.875
       148061658          2         Primary           SFR                       360            357            78.57            5.875
       148088453          2         Primary           SFR                       360            357            75.14            6.125
       148095201          2         Primary           SFR                       360            357            76.58             5.75
       148151368          2         Primary           SFR                       360            357             67.2            5.875
       148155054          2         Primary           SFR                       360            357            78.62            5.875
       148199557          2         Primary           Condo - Low               360            357               80                6
       148204563          2         Primary           SFR                       360            357               80            5.625
       148236888          2         Primary           SFR                       360            357            79.97            6.375
       148243637          2         Primary           SFR                       360            357               70             5.75
       148283633          2         Primary           SFR                       360            357               80                6
       148283724          2         Primary           SFR                       360            357            67.56            5.875
       148310337          2         Primary           SFR                       360            357            75.47            6.125
       148310857          2         Primary           SFR                       360            357            74.02             5.75
       148313513          2         Primary           SFR                       360            357               80             6.25
       148316524          2         Primary           SFR                       360            357            64.31             6.25
       148316581          2         Primary           SFR                       360            357            51.69            5.875
       148320922          2         Primary           SFR                       360            357            58.76            6.125
       148324346          2         Primary           SFR                       360            358            78.64            6.375
       148330319          2         Primary           SFR                       360            357             74.1                6
       148341332          2         Primary           SFR                       360            357            44.33            5.875
       148342348          2         Primary           SFR                       360            357            57.75             5.75
       148373996          2         Primary           SFR                       360            357            58.21             6.25
       148374929          2         Primary           2-Family                  360            357            43.06              6.5
       148429509          2         Secondary         SFR                       360            357               75             6.25
       148433162          2         Primary           Condo - Low               360            357               80             6.25
       148516495          2         Primary           SFR                       360            357             62.3                6
       148571276          2         Primary           SFR                       360            357            76.28              6.5
       148588486          2         Primary           SFR                       360            357               80             5.75
       148700677          2         Primary           SFR                       360            357               70            5.875
        40416056          2         Primary           PUD                       360            357               80             6.25
        40426041          2         Primary           PUD                       360            357               80            5.875
        40435846          2         Primary           SFR                       360            357               80            6.125
        40443936          2         Primary           SFR                       360            357               75            6.625
        40453807          2         Primary           PUD                       180            177            40.94            5.625
          902103          2         Primary           PUD                       360            357            79.92            6.375
      9000013265          2         Primary           PUD                       360            357               80             5.75
      9000013019          2         Primary           SFR                       360            356            46.56            5.875
      9000013787          2         Primary           PUD                       360            358            63.49            6.375
      9000011324          2         Primary           SFR                       360            353            39.23              5.5
         4364730          2         Primary           SFR                       360            357            56.82            5.625
        34824128          2         Primary           PUD Detached              360            357            78.74             6.25
       143804532          2         Primary           SFR                       360            356            38.46            5.875
       143815884          2         Primary           SFR                       360            357            42.11              5.5
       144075553          2         Primary           SFR                       360            357               80                6
       144171477          2         Primary           SFR                       360            357               50                6
       144174315          2         Primary           SFR                       360            357            64.52            5.875
       202309134          2         Primary           SFR                       360            356             68.5             5.75
       202485827          2         Primary           SFR                       360            357            78.43             5.75
       202525366          2         Primary           SFR                       360            357            58.82                6
       202540845          2         Secondary         PUD Detached              360            357            78.74             6.25
       202592358          2         Primary           SFR                       360            358            71.84                6
         4319371          2         Primary           SFR                       360            358            58.44                6
         4345869          2         Primary           PUD                       360            357            71.25             5.75
         4399909          2         Primary           SFR                       360            358            64.29            5.875
         4401812          2         Primary           SFR                       360            358            68.15             6.25
         4403367          2         Primary           PUD                       360            358               70            6.625
         4411117          2         Primary           PUD                       360            358            74.62             6.25
         4411892          2         Primary           SFR                       360            358            70.37            6.375
         4422013          2         Primary           PUD                       360            358            72.92              6.5
       686576216          2         Primary           Condo                     360            359               70            6.375
       704408897          2         Primary           SFR                       360            356            49.49             6.25
       704663483          2         Primary           SFR                       360            356            51.06            5.875
       704948496          2         Investor          SFR                       360            357             57.5            6.875
       705372167          2         Primary           SFR                       360            358            77.48                7
       705926822          2         Primary           SFR                       360            358               70            6.625
       707236857          2         Primary           SFR                       360            359            70.83              6.5
       707872040          2         Primary           SFR                       360            359            79.84                6
       708425160          2         Primary           SFR                       360            359               80             6.25
       709876932          2         Primary           SFR                       360            359               80                6
       709958383          2         Primary           SFR                       360            359            74.09            6.625
       712817246          2         Primary           SFR                       360            359            67.83            6.125
        47462601          2         Secondary         SFR                       360            359               75                6
       634040596          2         Primary           Condo                     360            358            64.48                6
       634279350          2         Primary           SFR                       360            357               80             6.25
       642048375          2         Primary           SFR                       360            358               70            6.375
      3050969264          2         Primary           SFR                       360            359            79.67              6.5
      3051013955          2         Primary           SFR                       360            353            58.67             5.75
      3051147720          2         Primary           SFR                       360            359            79.23              6.5
      3060193970          2         Primary           SFR                       360            355            68.42            5.875
      3060280009          2         Primary           SFR                       360            359               80              6.5
      3060282948          2         Primary           SFR                       360            359               70              6.5
      3060298951          2         Primary           SFR                       360            359            74.92             6.75
      3060410663          2         Secondary         SFR                       360            359            72.45            6.625
      3060412040          2         Primary           SFR                       360            359            74.91            6.375
      3060478421          2         Primary           SFR                       360            359            78.31              6.5
      3060528084          2         Primary           SFR                       360            359               80            6.625
      3060566852          2         Primary           SFR                       360            359            63.89             6.25
      3060567678          2         Primary           SFR                       360            359            64.03             5.75
      3060577347          2         Secondary         SFR                       360            359            74.07            6.625
      3060597485          2         Primary           SFR                       360            359               25                6
      3060598731          2         Primary           SFR                       360            359            71.59            6.125
      3060657826          2         Primary           SFR                       360            359               75            6.625
      3060661638          2         Primary           SFR                       360            359               80              6.5
      3060725532          2         Primary           SFR                       360            358            40.19            6.375
      3060790130          2         Primary           SFR                       360            359            69.62            6.375
      3060798430          2         Primary           SFR                       360            359               80            5.875
      3060841990          2         Primary           Condo                     360            359               80              6.5
      3060854563          2         Primary           SFR                       360            359               80              6.5
      3060870429          2         Primary           SFR                       360            359            55.56              6.5
      3060935131          2         Primary           SFR                       360            359            64.13            6.625
      3060937541          2         Primary           SFR                       360            359            74.86              6.5
      3060983511          2         Primary           SFR                       360            359            73.17             6.25
      3061055673          2         Primary           SFR                       360            359            67.17              6.5
      3061197608          2         Primary           SFR                       360            359               80              6.5
      3051015067          2         Primary           SFR                       360            353               70             5.75
      3060917113          2         Primary           2-Family                  360            359            79.25            6.375
      3060837048          2         Primary           SFR                       360            358            64.71            5.375
      3060545062          2         Primary           2-Family                  360            360               80            6.375
      3051141756          2         Primary           SFR                       360            354            58.41             5.75
       641918164          2         Secondary         SFR                       360            357               80                6
       642013866          2         Primary           SFR                       360            359             65.5              6.5
        47186341          2         Secondary         SFR                       360            358            46.65             5.75
        48487599          2         Primary           SFR                       360            357               80                6
        52639408          2         Primary           SFR                       360            357               80            5.875
        53058871          2         Primary           SFR                       360            358            66.34            5.875
        54986419          2         Primary           SFR                       360            358            68.21                6
        55134126          2         Primary           SFR                       360            355            53.33                6
        56653942          2         Primary           2-Family                  360            358            53.57            6.125
        57717654          2         Primary           SFR                       360            358               80             5.75
        58550492          2         Primary           SFR                       360            357            30.67             6.25
        59360347          2         Primary           Condo - Low               360            357            71.43            6.125
        59545921          2         Primary           SFR                       360            357            39.06                6
        59554865          2         Primary           SFR                       360            359            66.33             5.75
        59571018          2         Primary           SFR                       360            357             50.6             5.75
        59578575          2         Primary           Condo - Low               360            358               80                6
        59580548          2         Primary           SFR                       360            357            29.55                6
        59698779          2         Primary           SFR                       360            358            54.35                6
        59742361          2         Primary           SFR                       360            358            78.97                6
        59755892          2         Primary           SFR                       360            357            69.85            6.375
        59775478          2         Primary           SFR                       360            358            44.78            5.875
        59970202          2         Primary           SFR                       360            357               70            6.125
        59979161          2         Primary           SFR                       360            357            56.76                6
        59994491          2         Primary           SFR                       360            357             64.1                6
        60046042          2         Primary           SFR                       360            357               75             6.25
        60125382          2         Primary           SFR                       360            358               80             6.25
        60159464          2         Primary           SFR                       360            358            68.75                6
        60185485          2         Primary           SFR                       360            358            52.68            6.125
        60239282          2         Primary           SFR                       360            358               70            5.875
        60250883          2         Primary           SFR                       360            358            45.45            6.125
        60252202          2         Primary           SFR                       360            358            44.44            6.125
        60265626          2         Primary           Condo - High              360            357               80             6.25
        60271624          2         Primary           SFR                       360            358            25.93             6.25
        60274503          2         Primary           SFR                       360            358            64.71                6
        60293438          2         Primary           SFR                       360            357            63.64                6
        60310711          2         Primary           SFR                       360            358            76.34                6
        60377157          2         Primary           SFR                       360            358            50.23             6.25
        60470762          2         Primary           SFR                       360            359            79.69              6.5
        60478781          2         Primary           SFR                       360            358            60.71            5.875
        60485968          2         Primary           SFR                       360            359            77.17              5.5
        60525342          2         Primary           SFR                       360            358             62.5            5.875
        60541273          2         Primary           SFR                       360            358               75            6.375
        60542156          2         Primary           SFR                       360            358            42.89                6
        60558475          2         Primary           SFR                       360            357            42.48            6.375
        60600335          2         Primary           SFR                       360            358               80            6.125
        60641123          2         Primary           SFR                       360            358            74.75            6.125
        60659406          2         Primary           SFR                       360            358            35.71             6.25
        60682317          2         Primary           SFR                       360            358            31.11            6.125
        60682689          2         Primary           SFR                       360            358            53.22              6.5
        60755212          2         Primary           SFR                       360            359            28.57             6.25
        60768629          2         Primary           SFR                       360            358            52.95             5.75
        60781051          2         Primary           SFR                       360            358            79.73            5.875
        60786134          2         Primary           SFR                       360            358            72.19                6
        60800331          2         Primary           SFR                       360            358               80              6.5
        60800349          2         Primary           2-Family                  360            358               34                6
        60854916          2         Primary           SFR                       360            358            77.03              6.5
        60923653          2         Primary           SFR                       360            358               70              6.5
        60961273          2         Primary           SFR                       360            358            54.55             5.75
        61019907          2         Primary           Condo - Low               360            358            65.22            6.125
        61071098          2         Primary           SFR                       360            358            68.75             6.25
        61079802          2         Primary           SFR                       360            358            59.29              6.5
        61168266          2         Primary           SFR                       300            299            68.24            6.375
        61449674          2         Primary           SFR                       360            358               70            7.125
        61491833          2         Primary           SFR                       360            358               80             7.25
        61668968          2         Primary           SFR                       360            359               80            6.875
        61828745          2         Primary           SFR                       360            359               75             5.75
       143548337          2         Primary           SFR                       360            358            71.94             5.75
       144009487          2         Primary           SFR                       360            358               80                6
       144434412          2         Primary           SFR                       360            358               80            5.875
       145353611          2         Secondary         SFR                       360            356               65             6.25
       145493961          2         Primary           SFR                       360            354               70                6
       146064183          2         Primary           SFR                       360            357               80             5.75
       146127501          2         Primary           SFR                       360            357               80                6
       146193446          2         Primary           SFR                       360            358               80             5.75
       146197751          2         Secondary         Condo - Low               360            358            68.76              6.5
       146335435          2         Primary           SFR                       360            358            71.13                6
       146402607          2         Secondary         Cooperative               360            357               80            6.375
       146466446          2         Primary           SFR                       360            354               80                6
       146483946          2         Primary           SFR                       360            357               80            5.875
       146623962          2         Primary           SFR                       360            358            74.93                6
       146681952          2         Primary           SFR                       360            355            57.13                6
       146690003          2         Primary           SFR                       360            357             79.9              6.5
       146740303          2         Primary           2-Family                  360            358               80            5.875
       146882592          2         Primary           SFR                       360            357               80            5.625
       146908249          2         Primary           SFR                       360            357               80            6.125
       146913082          2         Primary           Cooperative               360            357               90             6.25
       146923867          2         Primary           SFR                       360            358               80            6.125
       146944228          2         Primary           SFR                       360            358            76.92            5.875
       146954458          2         Primary           Cooperative               360            359            46.95                6
       146957782          2         Primary           SFR                       360            358            74.75             6.25
       147065833          2         Primary           SFR                       360            359               80            5.875
       147079206          2         Primary           SFR                       360            358            63.37                6
       147120414          2         Primary           SFR                       360            356            67.74                6
       147132526          2         Primary           SFR                       360            358             62.5            6.125
       147150825          2         Primary           SFR                       360            358               80             5.75
       147176226          2         Secondary         Condo - High              360            359               80             6.25
       147176317          2         Primary           SFR                       360            358            57.89                6
       147206056          2         Secondary         Condo - Low               360            357               70                6
       147212971          2         Primary           SFR                       360            358               90             5.75
       147214753          2         Primary           SFR                       360            357            71.77              5.5
       147217137          2         Primary           SFR                       360            357              100             6.25
       147248959          2         Primary           SFR                       360            358            72.73                6
       147265896          2         Primary           SFR                       360            358            78.52                6
       147267744          2         Primary           Condo - Low               360            357            69.13            5.875
       147276497          2         Primary           2-Family                  360            357               80            6.125
       147298947          2         Primary           SFR                       360            357            56.06             6.25
       147338073          2         Secondary         SFR                       360            357            76.92             6.25
       147362685          2         Primary           SFR                       360            356            79.39              5.5
       147393441          2         Primary           SFR                       360            356            72.26             5.75
       147398515          2         Primary           SFR                       360            357            40.82             5.75
       147399802          2         Primary           SFR                       360            358            88.97            5.625
       147430102          2         Primary           Condo - High              360            358               80            6.375
       147440721          2         Primary           SFR                       360            358            79.93                6
       147481279          2         Primary           SFR                       360            357               65             5.75
       147498224          2         Primary           SFR                       360            357               30            5.875
       147515795          2         Primary           SFR                       360            357            63.89                6
       147516652          2         Primary           Condo - Low               360            357               55            5.875
       147530331          2         Primary           SFR                       360            357             64.1                6
       147530646          2         Primary           SFR                       360            359            52.49            6.125
       147559199          2         Primary           SFR                       360            357            78.49             5.75
       147563399          2         Primary           SFR                       360            358               75            5.875
       147565386          2         Primary           SFR                       360            358            44.98            5.875
       147567523          2         Primary           SFR                       360            359               80                6
       147568729          2         Primary           SFR                       360            357            49.85             5.75
       147579536          2         Primary           SFR                       360            357            59.04            5.875
       147582217          2         Primary           SFR                       360            357            66.98             5.75
       147584973          2         Primary           SFR                       360            358            52.78            5.625
       147595888          2         Primary           SFR                       360            356            83.67             5.75
       147596563          2         Primary           SFR                       360            357            78.03            5.875
       147604656          2         Primary           SFR                       360            357            61.45             5.75
       147607733          2         Primary           Cooperative               360            358               80                6
       147610687          2         Primary           SFR                       360            358               75                6
       147611958          2         Primary           SFR                       360            357            69.93             5.75
       147614044          2         Primary           SFR                       360            357               80            5.875
       147614218          2         Primary           SFR                       360            357            62.99            5.875
       147616122          2         Primary           SFR                       360            358               80             6.25
       147616734          2         Primary           SFR                       360            358            79.13            6.375
       147623656          2         Primary           SFR                       360            357            57.65            5.875
       147636872          2         Primary           SFR                       360            357            61.53            5.875
       147642052          2         Primary           SFR                       360            358            78.18            5.625
       147648661          2         Primary           SFR                       360            358            62.96            5.875
       147648885          2         Primary           SFR                       360            357             59.6                6
       147654446          2         Primary           SFR                       360            357            61.14            5.875
       147654669          2         Primary           SFR                       360            358               85             5.75
       147657738          2         Primary           SFR                       360            358            51.77             5.25
       147681951          2         Primary           SFR                       360            358               50            6.125
       147690291          2         Primary           SFR                       360            357               80            5.875
       147694376          2         Primary           SFR                       360            358            76.97                6
       147701411          2         Primary           SFR                       360            357               80            5.875
       147709026          2         Primary           SFR                       360            357            79.83             5.75
       147727747          2         Primary           SFR                       360            357               80            6.125
       147744288          2         Primary           SFR                       360            357            79.85            5.875
       147750889          2         Primary           SFR                       360            357               70            5.875
       147767438          2         Primary           SFR                       360            358            55.06            5.875
       147772172          2         Primary           Condo - High              360            356               70                6
       147774525          2         Primary           SFR                       360            357             37.7             5.75
       147777296          2         Primary           SFR                       360            357               80            5.875
       147785794          2         Primary           SFR                       360            357               65             6.25
       147790224          2         Primary           SFR                       360            358            73.68                6
       147791008          2         Primary           SFR                       360            358               80                6
       147791149          2         Primary           SFR                       360            358            56.77                6
       147797344          2         Primary           SFR                       360            357            51.28             5.75
       147803704          2         Primary           SFR                       360            358            70.23            5.875
       147804561          2         Primary           SFR                       360            358               75                6
       147808885          2         Primary           SFR                       360            358            77.05            5.875
       147809255          2         Primary           SFR                       360            357            72.67                6
       147828198          2         Primary           SFR                       360            357            62.09            6.125
       147841688          2         Primary           SFR                       360            357            76.92             5.75
       147850309          2         Primary           SFR                       360            358            65.11            6.625
       147860779          2         Primary           SFR                       360            357            48.04            5.875
       147862619          2         Primary           SFR                       360            358            60.04            5.875
       147867949          2         Primary           SFR                       360            358            61.16            5.875
       147869648          2         Primary           SFR                       360            357            74.45            6.125
       147875876          2         Primary           SFR                       360            357             62.5            6.125
       147878862          2         Primary           SFR                       360            358             52.7            5.875
       147882492          2         Primary           SFR                       360            358            72.53            5.875
       147886113          2         Primary           SFR                       360            358               80            5.875
       147888408          2         Primary           SFR                       360            357               70            5.875
       147890032          2         Primary           SFR                       360            358            64.57            5.875
       147893143          2         Primary           SFR                       360            357             30.3            5.875
       147928287          2         Primary           SFR                       360            357            64.21            5.875
       147931844          2         Primary           SFR                       360            357            67.55             6.25
       147947147          2         Primary           SFR                       360            357            54.55            5.875
       147947501          2         Primary           SFR                       360            358            51.07             6.25
       147955918          2         Primary           Condo - High              360            358            50.51            5.875
       147960173          2         Primary           SFR                       360            357               65            5.875
       147973523          2         Primary           SFR                       360            357             58.2                6
       147986483          2         Primary           Condo - High              360            358            57.42                6
       147991939          2         Secondary         Condo - Low               360            357            52.47                6
       147995567          2         Primary           SFR                       360            357            56.18                6
       147998298          2         Primary           SFR                       360            358            79.93            5.625
       147998306          2         Primary           SFR                       360            358               80            5.875
       147999155          2         Primary           SFR                       360            358               80             5.75
       147999254          2         Primary           SFR                       360            359            59.11             5.75
       147999627          2         Primary           Condo - Low               360            357            54.61            5.875
       147999841          2         Primary           Condo - High              360            357             48.5            5.875
       148008733          2         Primary           SFR                       360            358            40.75            5.875
       148011281          2         Primary           SFR                       360            357             50.8             5.75
       148018385          2         Primary           SFR                       360            358               80                6
       148026297          2         Primary           SFR                       360            358            78.44             5.75
       148027733          2         Primary           SFR                       360            358             59.7                6
       148028525          2         Primary           SFR                       360            357            78.43             5.75
       148030158          2         Primary           SFR                       360            358            74.11             6.25
       148035736          2         Primary           SFR                       360            357               80            5.875
       148036684          2         Primary           Cooperative               360            358            13.65                6
       148043581          2         Primary           SFR                       360            357            78.69                6
       148055148          2         Primary           SFR                       360            357            63.34            5.625
       148055312          2         Primary           SFR                       360            358             64.1            5.625
       148059967          2         Primary           SFR                       360            357            74.72             5.75
       148063514          2         Primary           SFR                       360            357            60.05             5.75
       148066012          2         Primary           SFR                       360            357            64.14             5.75
       148068406          2         Primary           SFR                       360            357            67.73            6.125
       148069255          2         Primary           SFR                       360            358            68.32              6.5
       148087463          2         Primary           SFR                       360            359               80             6.25
       148089162          2         Primary           SFR                       360            358            74.03            6.375
       148090053          2         Primary           SFR                       360            357               80             5.75
       148093065          2         Primary           SFR                       360            357            53.75             6.25
       148108897          2         Primary           SFR                       360            357               80            5.875
       148113988          2         Primary           SFR                       360            357             52.3             6.25
       148115884          2         Primary           Condo - Low               360            357            77.73                6
       148117914          2         Primary           Condo - Low               360            358            70.99            6.125
       148120835          2         Primary           SFR                       360            358               54                6
       148128531          2         Primary           SFR                       360            359            72.68            6.125
       148129992          2         Primary           SFR                       360            358            79.09            6.375
       148135395          2         Primary           SFR                       360            358            95.11            6.125
       148143407          2         Primary           SFR                       360            358            61.74             5.75
       148144777          2         Primary           SFR                       360            358            66.31             5.75
       148145899          2         Primary           SFR                       360            357            63.37            5.875
       148148745          2         Primary           SFR                       360            357            78.63                6
       148159973          2         Primary           SFR                       360            357             64.3              6.5
       148161417          2         Primary           SFR                       360            357            60.86            6.125
       148161813          2         Primary           SFR                       360            357            58.62             5.75
       148162803          2         Primary           SFR                       360            358            35.83                6
       148163827          2         Primary           SFR                       360            357            77.12             6.25
       148163876          2         Primary           SFR                       360            358            74.07            5.875
       148164304          2         Primary           SFR                       360            357            69.68            5.875
       148173495          2         Primary           SFR                       360            357               45            6.125
       148174626          2         Primary           SFR                       360            357            51.62            5.875
       148184807          2         Primary           SFR                       360            357            72.88            6.125
       148184898          2         Primary           SFR                       360            357               75              5.5
       148195159          2         Primary           SFR                       360            358             50.5            6.125
       148209158          2         Primary           SFR                       360            357            78.91            5.875
       148215296          2         Primary           SFR                       360            358            54.46            6.625
       148220874          2         Primary           SFR                       360            358               80                6
       148221393          2         Primary           SFR                       360            358            61.05            6.125
       148223431          2         Primary           SFR                       360            358               70             6.25
       148224447          2         Primary           SFR                       360            357            52.02                6
       148228521          2         Primary           SFR                       360            358            57.14            5.875
       148230386          2         Primary           SFR                       360            357            49.27                6
       148230444          2         Primary           SFR                       360            358            78.43             6.25
       148232036          2         Primary           SFR                       360            357            48.89            6.125
       148239254          2         Primary           SFR                       360            358               80             6.25
       148250806          2         Primary           SFR                       360            357               70                6
       148252828          2         Primary           SFR                       360            357               80             6.25
       148274095          2         Primary           SFR                       360            358            55.07             5.75
       148278518          2         Primary           SFR                       360            357            47.27            5.875
       148278872          2         Primary           SFR                       360            357            53.99            6.125
       148279755          2         Primary           SFR                       360            358               40            6.375
       148280084          2         Primary           SFR                       360            358            27.03                6
       148280191          2         Primary           SFR                       360            359            75.79             6.25
       148284813          2         Primary           SFR                       360            357            74.97             6.25
       148286537          2         Primary           SFR                       360            359            69.02                6
       148288798          2         Primary           SFR                       360            358            66.67             6.25
       148293285          2         Primary           SFR                       360            357            58.96            5.875
       148300569          2         Primary           SFR                       360            358            69.74            5.875
       148302037          2         Primary           SFR                       360            356            74.86                6
       148302185          2         Primary           SFR                       360            358               80            5.625
       148308463          2         Primary           SFR                       360            359            41.79                6
       148310113          2         Primary           Condo - Low               360            358            73.97            5.875
       148325913          2         Primary           SFR                       360            356            74.07             6.25
       148327745          2         Primary           SFR                       360            358               75                6
       148330731          2         Primary           SFR                       360            357             44.9            6.125
       148330798          2         Primary           SFR                       360            358            71.01            6.125
       148331309          2         Primary           SFR                       360            358            67.06             5.75
       148334782          2         Primary           SFR                       360            357               75            6.125
       148344104          2         Primary           SFR                       360            357            59.63              6.5
       148345291          2         Primary           SFR                       360            358            52.12             5.75
       148350663          2         Primary           SFR                       360            357            52.65            6.125
       148353964          2         Primary           SFR                       360            358            41.21             5.75
       148357916          2         Primary           SFR                       360            357               80            5.875
       148370729          2         Primary           SFR                       360            358               80            6.375
       148372261          2         Primary           SFR                       360            358            61.22              6.5
       148374986          2         Primary           SFR                       360            358            59.32                6
       148375678          2         Primary           SFR                       360            358               80             6.25
       148401904          2         Secondary         SFR                       360            357               70              6.5
       148404791          2         Primary           SFR                       360            358            73.78            6.375
       148407547          2         Primary           SFR                       360            358               80            6.375
       148409345          2         Primary           SFR                       360            358               70            5.875
       148411168          2         Primary           SFR                       360            357             56.4             6.25
       148416464          2         Primary           SFR                       360            358            58.48            6.125
       148417983          2         Secondary         SFR                       360            359               80             6.25
       148425762          2         Primary           SFR                       360            357             78.4             5.75
       148425986          2         Primary           SFR                       360            356             62.5            6.375
       148427974          2         Primary           SFR                       360            357               80            6.125
       148439458          2         Primary           SFR                       360            358               46            6.375
       148443757          2         Primary           SFR                       360            358            62.07            5.875
       148445216          2         Primary           SFR                       360            358             79.9             6.25
       148466782          2         Primary           SFR                       360            357            65.77             6.25
       148484884          2         Primary           SFR                       360            358            54.29              6.5
       148486459          2         Primary           SFR                       360            355            69.09                6
       148487713          2         Primary           SFR                       360            358            30.41            5.875
       148501869          2         Primary           SFR                       360            358            60.58            6.125
       148507775          2         Primary           SFR                       360            358            54.61              6.5
       148514581          2         Primary           SFR                       360            358            50.28                6
       148529118          2         Primary           SFR                       360            358            61.22                6
       148529209          2         Primary           SFR                       360            357               75             5.75
       148531973          2         Primary           SFR                       360            359            73.38            6.125
       148537319          2         Primary           SFR                       360            357            75.13             6.25
       148540917          2         Primary           SFR                       360            359            76.92             6.25
       148544463          2         Primary           SFR                       360            357               80             6.25
       148563257          2         Primary           SFR                       360            358            44.12                6
       148565682          2         Primary           SFR                       360            358            55.56             5.75
       148578362          2         Primary           SFR                       360            355            44.44            5.875
       148582638          2         Secondary         Condo - Low               360            358            54.79                6
       148586852          2         Primary           SFR                       360            357            64.94            6.125
       148591803          2         Primary           SFR                       360            358            60.13            5.875
       148592751          2         Primary           SFR                       360            357            48.95            6.375
       148609605          2         Primary           SFR                       360            358               80                6
       148616154          2         Primary           SFR                       360            358               80              6.5
       148619273          2         Primary           SFR                       360            359             41.5            6.125
       148632235          2         Secondary         SFR                       360            358               75            6.625
       148636657          2         Primary           SFR                       360            358            78.85            5.875
       148651375          2         Primary           SFR                       360            358            65.94              6.5
       148655038          2         Primary           SFR                       360            356            45.31             5.75
       148657802          2         Primary           SFR                       360            357               70            6.125
       148658628          2         Primary           PUD Detached              360            355            72.33            5.625
       148660798          2         Primary           SFR                       360            358            59.09            5.875
       148665193          2         Primary           SFR                       360            356            59.48            5.875
       148667009          2         Primary           SFR                       360            358            68.42             6.25
       148667785          2         Primary           SFR                       360            358               80             6.25
       148670805          2         Primary           SFR                       360            358            41.51            5.875
       148676869          2         Primary           SFR                       360            358               80                6
       148680796          2         Primary           SFR                       360            358            52.63            5.875
       148681182          2         Primary           SFR                       360            359               80            6.375
       148683436          2         Primary           SFR                       360            358               70              6.5
       148684004          2         Primary           SFR                       360            359            79.91             6.25
       148684749          2         Primary           Condo - Low               360            358               80            5.875
       148691322          2         Primary           SFR                       360            358            45.45            5.875
       148693799          2         Primary           SFR                       360            358               80            5.875
       148694227          2         Primary           SFR                       360            358            63.84            5.875
       148697907          2         Primary           SFR                       360            358            61.76                6
       148698541          2         Primary           SFR                       360            359            76.92            6.875
       148698731          2         Primary           SFR                       360            359            78.43            5.875
       148701733          2         Primary           SFR                       360            358            70.67            5.875
       148705619          2         Primary           2-Family                  360            358            68.95                7
       148713225          2         Primary           SFR                       360            358               80             5.75
       148714132          2         Primary           SFR                       360            357            71.43            5.875
       148716699          2         Primary           SFR                       360            359            75.63            5.875
       148721327          2         Primary           SFR                       360            358               80            5.875
       148724685          2         Primary           SFR                       360            358             60.6            6.375
       148725351          2         Primary           SFR                       360            358               80             6.25
       148725518          2         Primary           Condo - Low               360            358            53.85            6.375
       148735087          2         Primary           SFR                       360            358            58.62            6.375
       148737554          2         Primary           SFR                       360            358            36.27             6.25
       148737703          2         Primary           SFR                       360            358               75              6.5
       148737984          2         Primary           SFR                       360            359               80            6.375
       148739329          2         Primary           SFR                       360            358            49.72             5.75
       148739691          2         Primary           SFR                       360            358               70            5.875
       148739774          2         Primary           SFR                       360            358            61.43             6.25
       148743065          2         Primary           SFR                       360            358            54.35            6.125
       148747041          2         Primary           SFR                       360            358               70            6.375
       148747819          2         Primary           SFR                       360            358               75             6.25
       148754922          2         Primary           SFR                       360            358            73.19            5.875
       148756455          2         Primary           Condo - Low               360            358               80            6.125
       148757685          2         Primary           SFR                       360            358               70             6.25
       148760465          2         Primary           SFR                       360            358            73.33              6.5
       148760713          2         Primary           SFR                       360            358            67.84             6.25
       148767528          2         Primary           SFR                       360            358            63.07              5.5
       148769326          2         Primary           SFR                       360            356            76.92             6.25
       148772148          2         Primary           SFR                       360            358             62.5              6.5
       148773047          2         Primary           SFR                       360            358               80            6.375
       148777121          2         Primary           SFR                       360            357               75            5.875
       148777253          2         Primary           SFR                       360            359            67.14             6.25
       148780679          2         Primary           SFR                       360            358               80             6.25
       148788607          2         Primary           SFR                       360            358            57.42            6.125
       148796741          2         Primary           SFR                       360            358            65.36            6.375
       148801046          2         Primary           SFR                       360            358               80            6.125
       148803299          2         Primary           SFR                       360            358               80            6.375
       148807381          2         Secondary         Condo - Low               360            358            67.74              6.5
       148812126          2         Primary           SFR                       360            358               80                6
       148820111          2         Primary           SFR                       360            358            64.71            6.875
       148820129          2         Primary           SFR                       360            358            69.18                6
       148825383          2         Primary           Condo - Low               360            358            89.97              6.5
       148826076          2         Primary           SFR                       360            358            74.09            5.875
       148833569          2         Primary           SFR                       360            355            63.27                6
       148834419          2         Primary           SFR                       360            358            63.51                6
       148844152          2         Primary           SFR                       360            358             77.9                6
       148847452          2         Primary           SFR                       360            358               80                6
       148854656          2         Primary           Condo - Low               360            358               80             6.75
       148855265          2         Primary           SFR                       360            359               80            6.625
       148861008          2         Primary           SFR                       360            356            73.26                6
       148861032          2         Primary           SFR                       360            358            63.69              6.5
       148866825          2         Primary           SFR                       360            359               80            6.375
       148885148          2         Primary           SFR                       360            357               64            6.125
       148905169          2         Primary           SFR                       360            358            47.06             6.75
       148908957          2         Primary           SFR                       360            359            54.22            5.875
       148914955          2         Primary           SFR                       360            358            70.97            6.625
       148920945          2         Primary           SFR                       360            358            62.48              6.5
       148922743          2         Primary           SFR                       360            358               80                6
       148928633          2         Primary           SFR                       360            358            75.47                6
       148949993          2         Primary           SFR                       360            358             78.6            6.375
       148951627          2         Primary           SFR                       360            358            70.15             5.75
       148953326          2         Primary           SFR                       360            358            69.83             6.75
       148959828          2         Primary           SFR                       360            357            72.16            5.875
       148971047          2         Primary           SFR                       360            359            63.53              6.5
       148971344          2         Primary           SFR                       360            358            57.85             6.25
       148974918          2         Primary           SFR                       360            359            64.14              6.5
       148984883          2         Primary           SFR                       360            357            57.33            5.875
       149019952          2         Primary           SFR                       360            358               80                6
       149029365          2         Primary           SFR                       360            358            66.02              6.5
       149036493          2         Primary           SFR                       360            358               75              6.5
       149039331          2         Primary           SFR                       360            359               80             6.25
       149046021          2         Primary           SFR                       360            353            71.55                6
       149048183          2         Primary           SFR                       360            358            61.31            5.875
       149049769          2         Primary           SFR                       360            359            34.83                6
       149051831          2         Primary           SFR                       360            359            78.13              6.5
       149056525          2         Primary           SFR                       360            356            79.46            6.125
       149118705          2         Primary           SFR                       360            358            63.58                6
       149126773          2         Primary           SFR                       360            359               80              6.5
       149129819          2         Primary           SFR                       360            359            79.61             6.25
       149169617          2         Primary           SFR                       360            359            79.68             6.25
       149177263          2         Primary           SFR                       360            359            77.73            6.375
       149179707          2         Primary           SFR                       360            359               80             6.25
       149247017          2         Primary           SFR                       360            359            77.38            5.875
       149255051          2         Primary           SFR                       360            359               80            6.375
       149256927          2         Primary           SFR                       360            359               80              6.5
       149265878          2         Primary           SFR                       360            359               80            6.375
       149279218          2         Primary           SFR                       360            359            79.47              6.5
       149281149          2         Primary           SFR                       360            359               80            6.375
       149281644          2         Primary           SFR                       360            359               80                6
       149282022          2         Primary           SFR                       360            359               80             6.25
       149303125          2         Primary           SFR                       360            359               80              6.5
       149318248          2         Primary           SFR                       360            359            79.49              6.5
       149323305          2         Primary           SFR                       360            359               80            6.125
       149333379          2         Primary           SFR                       360            359            68.05                6
       149335069          2         Primary           SFR                       360            359               80            6.125
       149368391          2         Primary           SFR                       360            359               80                6
       149398646          2         Primary           SFR                       360            359             79.9            6.375
       149503039          2         Primary           SFR                       360            359               80            6.375
        67702139          2         Primary           SFR                       360            343               70             6.75

LOANID                  FPDATE          NDDATE        S_MATDATE          PANDI         PTDATE            OBAL               COBAL
------------------------------------------------------------------------------------------------------------------------------------

       135133981        1/1/2004       2/1/2006        12/1/2033       1,981.66       1/1/2006         335,000.00         325,554.20
       145641031       10/1/2005       2/1/2006         9/1/2035       4,076.76       1/1/2006         832,700.00         832,700.00
       145692273       10/1/2005       2/1/2006         9/1/2035       2,173.75       1/1/2006         444,000.00         444,000.00
       145705646       10/1/2005       2/1/2006         9/1/2035       3,515.63       1/1/2006         750,000.00         750,000.00
       145706842       10/1/2005       2/1/2006         9/1/2035       2,964.63       1/1/2006         605,600.00         605,540.70
       145792586       10/1/2005       2/1/2006         9/1/2035       3,040.31       1/1/2006         621,000.00         621,000.00
       145828646       10/1/2005       2/1/2006         9/1/2035       2,875.00       1/1/2006         600,000.00         600,000.00
       145983839       10/1/2005       2/1/2006         9/1/2035       2,363.48       1/1/2006         405,000.00         402,865.37
       146023247       10/1/2005       2/1/2006         9/1/2035       2,335.31       1/1/2006         477,000.00         477,000.00
       146052147       11/1/2005       2/1/2006        10/1/2035       2,434.46       1/1/2006         417,164.00         415,409.24
       146119326       10/1/2005       4/1/2006         9/1/2035       2,937.50       3/1/2006         600,000.00         599,619.54
       146124581       10/1/2005       2/1/2006         9/1/2035       3,402.08       1/1/2006         710,000.00         710,000.00
       146152491       10/1/2005       2/1/2006         9/1/2035       2,271.25       1/1/2006         474,000.00         474,000.00
       146203682       10/1/2005       3/1/2006         9/1/2035       2,261.84       2/1/2006         462,000.00         461,977.64
       146231543       10/1/2005       2/1/2006         9/1/2035       3,352.25       1/1/2006         699,600.00         699,600.00
       146273909       10/1/2005       3/1/2006         9/1/2035       4,895.83       2/1/2006         999,999.00         999,999.00
       146334792       10/1/2005       2/1/2006         9/1/2035       2,882.86       1/1/2006         494,000.00         491,256.83
       146347315       10/1/2005       2/1/2006         9/1/2035       2,998.70       1/1/2006         612,500.00         612,500.00
       146439666       10/1/2005       2/1/2006         9/1/2035       2,118.85       1/1/2006         442,300.00         441,878.83
       146443965       10/1/2005       2/1/2006         9/1/2035       3,093.69       1/1/2006         516,000.00         513,405.74
       146465802       10/1/2005       2/1/2006         9/1/2035       3,857.29       1/1/2006         805,000.00         608,099.28
       146491295       10/1/2005       2/1/2006         9/1/2035       2,947.05       1/1/2006         505,000.00         502,338.33
       146534813       10/1/2005       2/1/2006         9/1/2035       4,686.40       1/1/2006       1,000,000.00         999,765.62
       146543962       10/1/2005       3/1/2006         9/1/2035       2,151.86       2/1/2006         440,000.00         437,521.43
       146548268       10/1/2005       2/1/2006         9/1/2035       3,408.50       1/1/2006         642,000.00         640,470.18
       146578927       10/1/2005       2/1/2006         9/1/2035       2,224.14       1/1/2006         436,000.00         435,150.00
       146674239       10/1/2005       4/1/2006         9/1/2035       3,225.00       3/1/2006         645,000.00         645,000.00
       146755327       10/1/2005       2/1/2006         9/1/2035       2,800.00       1/1/2006         560,000.00         560,000.00
       146781497       10/1/2005       2/1/2006         9/1/2035       2,469.95       1/1/2006         504,500.00         504,500.00
       146803739       10/1/2005       2/1/2006         9/1/2035       2,252.08       1/1/2006         460,000.00         460,000.00
       146804844       10/1/2005       2/1/2006         9/1/2035       2,728.66       1/1/2006         524,250.00         522,848.10
       146912233       10/1/2005       2/1/2006         9/1/2035       2,733.12       1/1/2006         536,000.00         533,867.31
       146968235       11/1/2005       3/1/2006        10/1/2035       2,500.61       2/1/2006         428,500.00         426,697.58
       147108351       11/1/2005       2/1/2006        10/1/2035       4,895.34       1/1/2006         999,900.00         999,900.00
       147164792       11/1/2005       2/1/2006        10/1/2035       3,530.62       1/1/2006         605,000.00         602,455.13
        39239868       12/1/2005       3/1/2006        11/1/2035       1,020.00       2/1/2006         204,000.00         204,000.00
        57831885       12/1/2005       3/1/2006        11/1/2035       3,052.06       2/1/2006         637,000.00         636,756.18
        58332677       12/1/2005       2/1/2006        11/1/2035       5,908.68       1/1/2006       1,012,500.00       1,009,313.43
        58408402        1/1/2006       3/1/2006        12/1/2035       2,515.00       2/1/2006         503,000.00         503,000.00
        59436998        1/1/2006       3/1/2006        12/1/2035         920.42       2/1/2006         188,000.00         187,885.33
        59901132        1/1/2006       2/1/2006        12/1/2035       5,952.44       1/1/2006       1,020,000.00       1,017,865.02
        60727559       12/1/2005       3/1/2006        11/1/2035       2,938.38       2/1/2006         503,516.00         501,931.33
       143067312       10/1/2005       2/1/2006         9/1/2035       5,915.38       1/1/2006       1,000,000.00         994,852.10
       144874989        1/1/2006       3/1/2006        12/1/2035       3,005.41       2/1/2006         515,000.00         513,922.02
       145461281        9/1/2005       3/1/2006         8/1/2025       3,650.84       2/1/2006         520,000.00         512,938.79
       145820692       12/1/2005       3/1/2006        11/1/2035       3,501.44       2/1/2006         600,000.00         598,111.66
       145894234       12/1/2005       2/1/2006        11/1/2035       3,433.80       1/1/2006         596,500.00         594,577.89
       146310206       12/1/2005       2/1/2006        11/1/2035       5,835.73       1/1/2006         999,999.00         996,851.76
       146387956       12/1/2005       2/1/2006        11/1/2035       3,495.61       1/1/2006         599,000.00         597,114.79
       146441241       11/1/2005       2/1/2006        10/1/2035       2,688.53       1/1/2006         460,700.00         458,762.09
       146477518       12/1/2005       2/1/2006        11/1/2035       2,777.81       1/1/2006         476,000.00         473,494.73
       146521331       11/1/2005       2/1/2006        10/1/2035       3,132.64       1/1/2006         529,574.00         527,398.36
       146573324       11/1/2005       2/1/2006        10/1/2035       2,824.50       1/1/2006         484,000.00         481,964.10
       146627849       11/1/2005       2/1/2006        10/1/2035         765.63       1/1/2006         150,000.00         150,000.00
       146634571       11/1/2005       3/1/2006        10/1/2035       3,979.95       2/1/2006         800,000.00         788,909.75
       146635636       11/1/2005       2/1/2006        10/1/2035       2,970.83       1/1/2006         620,000.00         620,000.00
       146639869       10/1/2005       2/1/2006         9/1/2035       1,316.29       1/1/2006         270,000.00         268,775.83
       146640396       11/1/2005       2/1/2006        10/1/2035       3,127.96       1/1/2006         536,000.00         533,745.35
       146648787       10/1/2005       2/1/2006         9/1/2035       1,667.50       1/1/2006         348,000.00         348,000.00
       146652581       11/1/2005       2/1/2006        10/1/2035       2,612.33       1/1/2006         447,644.00         445,761.04
       146656772       11/1/2005       3/1/2006        10/1/2035       1,009.38       2/1/2006         190,000.00         190,000.00
       146683172       11/1/2005       2/1/2006        10/1/2035       2,864.22       1/1/2006         504,450.00         502,226.14
       146765516       11/1/2005       2/1/2006        10/1/2035       2,985.83       1/1/2006         518,682.00         516,445.28
       146790803       11/1/2005       2/1/2006        10/1/2025       3,262.50       1/1/2006         460,000.00         454,413.82
       146798756       11/1/2005       2/1/2006        10/1/2035       2,500.61       1/1/2006         428,500.00         426,697.58
       146807292       11/1/2005       2/1/2006        10/1/2035       2,661.10       1/1/2006         456,000.00         453,077.08
       146878897       11/1/2005       3/1/2006        10/1/2035       2,661.92       2/1/2006         450,000.00         448,151.29
       146879341       11/1/2005       2/1/2006        10/1/2035      11,355.78       1/1/2006       2,000,000.00       1,990,144.38
       146881602       11/1/2005       3/1/2006        10/1/2035       2,626.08       2/1/2006         450,000.00         448,107.13
       146906573       12/1/2005       2/1/2006        11/1/2035       2,558.39       1/1/2006         438,400.00         437,020.24
       146933817       11/1/2005       3/1/2006        10/1/2035       2,521.04       2/1/2006         432,000.00         430,182.84
       146962113       11/1/2005       2/1/2006        10/1/2035       3,104.61       1/1/2006         532,000.00         529,762.21
       147007116       12/1/2005       2/1/2006        11/1/2035       2,707.47       1/1/2006         457,700.00         455,991.72
       147053581       11/1/2005       2/1/2006        10/1/2035       3,209.66       1/1/2006         550,000.00         547,686.47
       147068837       12/1/2005       3/1/2006        11/1/2035       2,626.08       2/1/2006         450,000.00         448,583.75
       147081749       12/1/2005       2/1/2006        11/1/2035       2,079.95       1/1/2006         416,408.00         415,569.99
       147099147       11/1/2005       2/1/2006        10/1/2035       2,786.18       1/1/2006         484,000.00         481,888.98
       147129712       11/1/2005       2/1/2006        10/1/2035       2,917.87       1/1/2006         500,000.00         496,972.29
       147137442       11/1/2005       2/1/2006        10/1/2035       3,151.30       1/1/2006         540,000.00         537,728.54
       147142871       12/1/2005       2/1/2006        11/1/2035       2,966.13       1/1/2006         522,400.00         520,676.73
       147165161       11/1/2005       2/1/2006        10/1/2035       2,929.54       1/1/2006         502,000.00         499,888.40
       147173694       11/1/2005       2/1/2006        10/1/2035       2,506.45       1/1/2006         429,500.00         427,693.34
       147175897       11/1/2005       3/1/2006        10/1/2035       2,976.23       2/1/2006         510,000.00         507,854.73
       147197792       11/1/2005       2/1/2006        10/1/2035       2,801.15       1/1/2006         480,000.00         477,980.95
       147199723       11/1/2005       3/1/2006        10/1/2035       2,441.94       2/1/2006         424,200.00         422,373.20
       147237986       12/1/2005       3/1/2006        11/1/2035       3,261.01       2/1/2006         558,800.00         557,041.32
       147286553       11/1/2005       2/1/2006        10/1/2035       2,705.59       1/1/2006         470,000.00         467,975.97
       147310924       11/1/2005       2/1/2006        10/1/2035       2,847.84       1/1/2006         488,000.00         485,947.27
       147338883       12/1/2005       2/1/2006        11/1/2035       2,750.66       1/1/2006         465,000.00         463,560.63
       147343792       12/1/2005       3/1/2006        11/1/2035       2,462.68       2/1/2006         422,000.00         417,434.12
       147348288       11/1/2005       2/1/2006        10/1/2035       2,804.60       1/1/2006         487,200.00         485,101.91
       147400816       11/1/2005       2/1/2006        10/1/2035       2,758.55       1/1/2006         479,200.00         477,136.35
       147406268       11/1/2005       3/1/2006        10/1/2035       2,526.88       2/1/2006         433,000.00         431,178.61
       147407068       11/1/2005       2/1/2006        10/1/2035       2,906.20       1/1/2006         498,000.00         495,904.41
       147416622       11/1/2005       2/1/2006        10/1/2035       2,526.88       1/1/2006         433,000.00         431,178.61
       147419105       12/1/2005       2/1/2006        11/1/2035       3,057.93       1/1/2006         524,000.00         522,346.66
       147429963       11/1/2005       2/1/2006        10/1/2035       2,573.56       1/1/2006         441,000.00         439,144.98
       147438329       11/1/2005       2/1/2006        10/1/2035       2,632.35       1/1/2006         445,000.00         443,048.61
       147438337       12/1/2005       2/1/2006        11/1/2035       2,596.90       1/1/2006         445,000.00         443,599.49
       147441307       11/1/2005       2/1/2006        10/1/2035       2,566.28       1/1/2006         445,800.00         443,880.18
       147445373       11/1/2005       4/1/2006        10/1/2035       2,797.70       3/1/2006         486,000.00         483,907.04
       147449649       11/1/2005       2/1/2006        10/1/2035       2,872.53       1/1/2006         499,000.00         496,851.08
       147460893       11/1/2005       2/1/2006        10/1/2035       2,509.37       1/1/2006         430,000.00         428,191.24
       147466684       11/1/2005       2/1/2006        10/1/2035       2,460.35       1/1/2006         421,600.00         419,826.58
       147468524       11/1/2005       4/1/2006        10/1/2035       2,847.84       3/1/2006         488,000.00         485,947.27
       147475594       11/1/2005       2/1/2006        10/1/2035       4,079.18       1/1/2006         699,000.00         696,038.81
       147480636       11/1/2005       2/1/2006        10/1/2035       3,123.29       1/1/2006         535,200.00         532,948.72
       147481618       11/1/2005       2/1/2006        10/1/2035       3,968.30       1/1/2006         680,000.00         677,139.65
       147483366       11/1/2005       3/1/2006        10/1/2035       2,518.50       2/1/2006         437,500.00         435,615.93
       147492417       11/1/2005       3/1/2006        10/1/2035       2,451.01       2/1/2006         420,000.00         418,233.32
       147500656       11/1/2005       3/1/2006        10/1/2035       2,413.16       2/1/2006         419,200.00         416,794.72
       147502181       11/1/2005       2/1/2006        10/1/2035       2,882.86       1/1/2006         494,000.00         491,922.01
       147506679       12/1/2005       2/1/2006        11/1/2035       3,197.98       1/1/2006         548,000.00         546,275.32
       147510887       12/1/2005       3/1/2006        11/1/2035       2,801.15       2/1/2006         480,000.00         478,489.34
       147515431       11/1/2005       3/1/2006        10/1/2035       2,878.29       2/1/2006         500,000.00         497,846.76
       147516504       11/1/2005       2/1/2006        10/1/2035       2,486.84       1/1/2006         432,000.00         429,985.63
       147519045       12/1/2005       2/1/2006        11/1/2035       2,655.26       1/1/2006         455,000.00         453,568.00
       147522601       11/1/2005       3/1/2006        10/1/2035       2,532.89       2/1/2006         440,000.00         438,105.17
       147542302       11/1/2005       2/1/2006        10/1/2035       2,625.00       1/1/2006         456,000.00         454,036.24
       147543243       11/1/2005       2/1/2006        10/1/2035       2,678.60       1/1/2006         459,000.00         457,069.28
       147547723       12/1/2005       3/1/2006        11/1/2035       3,559.80       2/1/2006         610,000.00         608,080.19
       147550388       11/1/2005       2/1/2006        10/1/2035       2,661.10       1/1/2006         456,000.00         454,081.87
       147553457       11/1/2005       2/1/2006        10/1/2035       2,780.23       1/1/2006         470,000.00         464,736.70
       147559264       12/1/2005       2/1/2006        11/1/2035       2,437.01       1/1/2006         417,600.00         416,285.69
       147564249       11/1/2005       2/1/2006        10/1/2035       3,174.64       1/1/2006         544,000.00         541,711.73
       147564637       12/1/2005       2/1/2006        11/1/2035       3,122.12       1/1/2006         535,000.00         533,316.23
       147568299       11/1/2005       3/1/2006        10/1/2035       2,451.01       2/1/2006         420,000.00         418,233.32
       147575146       12/1/2005       2/1/2006        11/1/2035       2,491.86       1/1/2006         427,000.00         423,646.55
       147581656        9/1/2005       3/1/2006         8/1/2035       5,835.73       2/1/2006       1,000,000.00         993,660.11
       147584205       11/1/2005       2/1/2006        10/1/2035       3,135.16       1/1/2006         530,000.00         527,822.61
       147592364       12/1/2005       2/1/2006        11/1/2035       3,110.45       1/1/2006         533,000.00         531,322.51
       147601082       11/1/2005       2/1/2006        10/1/2035       2,917.87       1/1/2006         500,000.00         497,896.79
       147601926       12/1/2005       2/1/2006        11/1/2035       3,238.83       1/1/2006         555,000.00         553,253.30
       147605794       11/1/2005       4/1/2006        10/1/2035       2,521.04       3/1/2006         432,000.00         430,182.84
       147612386       12/1/2005       3/1/2006        11/1/2035       3,501.44       2/1/2006         600,000.00         598,111.66
       147615413       12/1/2005       3/1/2006        11/1/2035       2,878.29       2/1/2006         500,000.00         498,388.85
       147618177       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,426.37
       147621312       11/1/2005       2/1/2006        10/1/2035       2,544.38       1/1/2006         436,000.00         434,166.02
       147627343       11/1/2005       3/1/2006        10/1/2035       2,824.50       2/1/2006         484,000.00         481,679.61
       147630396       12/1/2005       3/1/2006        11/1/2035       2,878.29       2/1/2006         500,000.00         498,091.96
       147632772       11/1/2005       2/1/2006        10/1/2035       2,509.37       1/1/2006         430,000.00         428,191.24
       147633663       12/1/2005       2/1/2006        11/1/2035       3,209.66       1/1/2006         550,000.00         548,269.01
       147636104       11/1/2005       2/1/2006        10/1/2035       2,780.83       1/1/2006         568,000.00         568,000.00
       147640957       11/1/2005       3/1/2006        10/1/2035       2,486.03       2/1/2006         426,000.00         423,930.39
       147642805       11/1/2005       2/1/2006        10/1/2025       3,822.32       1/1/2006         550,000.00         544,988.12
       147643464       11/1/2005       2/1/2006        10/1/2035       2,596.90       1/1/2006         445,000.00         443,128.17
       147649586       11/1/2005       2/1/2006        10/1/2035       2,684.44       1/1/2006         460,000.00         457,928.90
       147650162       11/1/2005       2/1/2006        10/1/2035       3,453.94       1/1/2006         600,000.00         597,416.14
       147650618        9/1/2005       2/1/2006         8/1/2035       2,632.34       1/1/2006         445,000.00         442,244.31
       147655732       12/1/2005       3/1/2006        11/1/2035       2,698.75       2/1/2006         468,811.00         467,296.58
       147656516       11/1/2005       2/1/2006        10/1/2035       2,574.34       1/1/2006         447,200.00         445,274.16
       147658306       12/1/2005       2/1/2006        11/1/2035       3,644.46       1/1/2006         616,100.00         614,206.35
       147660237       11/1/2005       3/1/2006        10/1/2035       2,567.73       2/1/2006         440,000.00         438,149.06
       147674782       11/1/2005       2/1/2006        10/1/2035       2,947.04       1/1/2006         505,000.00         502,875.81
       147689285       12/1/2005       2/1/2006        11/1/2035       2,987.66       1/1/2006         519,000.00         517,327.64
       147690978       12/1/2005       2/1/2006        11/1/2035       3,081.27       1/1/2006         528,000.00         526,338.25
       147702658       12/1/2005       2/1/2006        11/1/2035       2,643.59       1/1/2006         453,000.00         451,574.30
       147710735       11/1/2005       2/1/2006        10/1/2035       3,760.00       1/1/2006         768,000.00         768,000.00
       147717359       12/1/2005       2/1/2006        11/1/2035       2,648.02       1/1/2006         460,000.00         458,517.76
       147722003       12/1/2005       2/1/2006        11/1/2035       2,092.00       1/1/2006         418,400.00         418,200.00
       147722722       11/1/2005       2/1/2006        10/1/2035       2,567.73       1/1/2006         440,000.00         438,149.16
       147727572       12/1/2005       3/1/2006        11/1/2035       2,538.55       2/1/2006         435,000.00         433,630.94
       147742944       12/1/2005       2/1/2006        11/1/2035       1,316.00       1/1/2006         268,800.00         268,800.00
       147752935       11/1/2005       2/1/2006        10/1/2035       3,151.30       1/1/2006         540,000.00         537,728.54
       147756316       12/1/2005       3/1/2006        11/1/2035       3,671.39       2/1/2006         749,900.00         749,900.00
       147757736       11/1/2005       2/1/2006        10/1/2035       2,420.06       1/1/2006         420,400.00         418,467.45
       147762561       12/1/2005       2/1/2006        11/1/2035       3,394.27       1/1/2006         665,000.00         665,000.00
       147769541       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,426.37
       147772289       12/1/2005       2/1/2006        11/1/2035       3,081.27       1/1/2006         528,000.00         526,338.25
       147777536       12/1/2005       2/1/2006        11/1/2035       4,975.00       1/1/2006         995,000.00         995,000.00
       147787543       12/1/2005       3/1/2006        11/1/2035       2,480.19       2/1/2006         425,000.00         423,571.88
       147792303       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,426.37
       147801153       12/1/2005       3/1/2006        11/1/2035       2,713.62       2/1/2006         465,000.00         463,235.09
       147816441       12/1/2005       2/1/2006        11/1/2035       2,439.34       1/1/2006         418,000.00         416,684.45
       147829741       12/1/2005       3/1/2006        11/1/2035       2,649.43       2/1/2006         454,000.00         452,571.14
       147838759       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,426.37
       147843031       12/1/2005       2/1/2006        11/1/2035       2,649.43       1/1/2006         454,000.00         452,571.14
       147843676       12/1/2005       2/1/2006        11/1/2035       2,345.10       1/1/2006         479,000.00         479,000.00
       147843817       12/1/2005       2/1/2006        11/1/2035       2,788.53       1/1/2006         570,000.00         569,144.04
       147844658       12/1/2005       2/1/2006        11/1/2035      11,540.16       1/1/2006       1,977,500.00       1,971,276.36
       147851125       12/1/2005       3/1/2006        11/1/2035       2,809.21       2/1/2006         488,000.00         486,427.52
       147855266       12/1/2005       2/1/2006        11/1/2035       2,125.28       1/1/2006         444,000.00         443,070.66
       147875918       12/1/2005       2/1/2006        11/1/2035       3,241.15       1/1/2006         635,000.00         635,000.00
       147882138       10/1/2005       3/1/2006         9/1/2035       3,326.37       2/1/2006         570,000.00         566,995.74
       147900666       12/1/2005       3/1/2006        11/1/2035       2,504.11       2/1/2006         435,000.00         433,598.31
       147902639       12/1/2005       2/1/2006        11/1/2035       3,063.76       1/1/2006         525,000.00         523,347.71
       147902647       12/1/2005       2/1/2006        11/1/2035       2,700.37       1/1/2006         456,500.00         453,019.26
       147912752        9/1/2005       2/1/2006         8/1/2035       1,699.34       1/1/2006         347,100.00         347,100.00
       147914618       11/1/2005       4/1/2006        10/1/2035       2,665.76       3/1/2006         450,650.00         448,798.66
       147915268       11/1/2005       2/1/2006        10/1/2035       5,835.73       1/1/2006       1,000,000.00         995,793.64
       147919021       12/1/2005       3/1/2006        11/1/2035       3,209.66       2/1/2006         550,000.00         548,269.01
       147928774       12/1/2005       2/1/2006        11/1/2035       2,185.00       1/1/2006         456,000.00         455,957.92
       147929731       11/1/2005       3/1/2006        10/1/2035       2,990.82       2/1/2006         512,500.00         510,056.14
       147933568       12/1/2005       2/1/2006        11/1/2035       4,895.83       1/1/2006         999,999.00         999,999.00
       147956114       12/1/2005       2/1/2006        11/1/2035       2,801.15       1/1/2006         480,000.00         478,301.61
       147983589       12/1/2005       2/1/2006        11/1/2035       2,795.02       1/1/2006         472,500.00         471,047.69
       147996581       12/1/2005       2/1/2006        11/1/2035       3,076.00       1/1/2006         520,000.00         518,401.70
       148011414       12/1/2005       2/1/2006        11/1/2035       4,900.00       1/1/2006         980,000.00         980,000.00
       148019169       12/1/2005       2/1/2006        11/1/2035       3,220.00       1/1/2006         644,000.00         644,000.00
       148026024       12/1/2005       2/1/2006        11/1/2035       2,921.46       1/1/2006         507,500.00         505,864.70
       148031149       12/1/2005       2/1/2006        11/1/2035       2,274.11       1/1/2006         464,500.00         464,500.00
       148032121       12/1/2005       2/1/2006        11/1/2035       2,001.37       1/1/2006         408,800.00         408,782.79
       148039621       12/1/2005       2/1/2006        11/1/2035       2,397.98       1/1/2006         490,300.00         489,294.98
       148061658       12/1/2005       2/1/2006        11/1/2035       2,423.44       1/1/2006         495,000.00         495,000.00
       148088453       12/1/2005       2/1/2006        11/1/2035       1,610.88       1/1/2006         315,600.00         315,600.00
       148095201       12/1/2005       2/1/2006        11/1/2035       1,416.42       1/1/2006         295,600.00         295,600.00
       148151368       12/1/2005       2/1/2006        11/1/2035       2,484.46       1/1/2006         420,000.00         418,709.07
       148155054       12/1/2005       3/1/2006        11/1/2035       2,790.62       2/1/2006         570,000.00         569,800.00
       148199557       12/1/2005       2/1/2006        11/1/2035       1,240.00       1/1/2006         248,000.00         248,000.00
       148204563       12/1/2005       3/1/2006        11/1/2035         813.75       2/1/2006         173,600.00         173,600.00
       148236888       12/1/2005       3/1/2006        11/1/2035         931.28       2/1/2006         175,300.00         175,300.00
       148243637       12/1/2005       2/1/2006        11/1/2035       1,106.88       1/1/2006         231,000.00         231,000.00
       148283633       12/1/2005       2/1/2006        11/1/2035            980       1/1/2006         196,000.00         196,000.00
       148283724       12/1/2005       2/1/2006        11/1/2035         678.07       1/1/2006         138,500.00         138,498.40
       148310337       12/1/2005       3/1/2006        11/1/2035       3,452.08       2/1/2006         999,950.00         676,325.00
       148310857       12/1/2005       2/1/2006        11/1/2035       2,252.08       1/1/2006         470,000.00         470,000.00
       148313513       12/1/2005       2/1/2006        11/1/2035            950       1/1/2006         182,400.00         182,400.00
       148316524       12/1/2005       2/1/2006        11/1/2035       5,208.33       1/1/2006         999,999.00         999,999.00
       148316581       12/1/2005       2/1/2006        11/1/2035       1,645.00       1/1/2006         336,000.00         335,263.89
       148320922       12/1/2005       2/1/2006        11/1/2035       1,694.58       1/1/2006         332,000.00         332,000.00
       148324346        1/1/2006       3/1/2006        12/1/2035         919.06       2/1/2006         173,000.00         173,000.00
       148330319       12/1/2005       2/1/2006        11/1/2035       1,445.00       1/1/2006         289,000.00         289,000.00
       148341332       12/1/2005       2/1/2006        11/1/2035         881.25       1/1/2006         180,000.00         180,000.00
       148342348       12/1/2005       3/1/2006        11/1/2035       2,089.17       2/1/2006         436,000.00         435,950.98
       148373996       12/1/2005       2/1/2006        11/1/2035       1,015.62       1/1/2006         195,000.00         194,999.52
       148374929       12/1/2005       2/1/2006        11/1/2035            975       1/1/2006         180,000.00         180,000.00
       148429509       12/1/2005       3/1/2006        11/1/2035         931.64       2/1/2006         178,875.00         178,875.00
       148433162       12/1/2005       2/1/2006        11/1/2035       2,175.00       1/1/2006         417,600.00         417,600.00
       148516495       12/1/2005       3/1/2006        11/1/2035            974       2/1/2006         195,000.00         194,400.00
       148571276       12/1/2005       2/1/2006        11/1/2035       2,708.12       1/1/2006         500,000.00         499,920.59
       148588486       12/1/2005       2/1/2006        11/1/2035       2,760.00       1/1/2006         576,000.00         576,000.00
       148700677       12/1/2005       3/1/2006        11/1/2035       3,084.37       2/1/2006         630,000.00         630,000.00
        40416056       12/1/2005       2/1/2006        11/1/2035       2,955.44       1/1/2006         480,000.00         478,626.55
        40426041       12/1/2005       2/1/2006        11/1/2035       3,837.31       1/1/2006         648,700.00         646,706.13
        40435846       12/1/2005       3/1/2006        11/1/2035       3,397.76       2/1/2006         559,200.00         557,561.14
        40443936       12/1/2005       2/1/2006        11/1/2035       8,644.20       1/1/2006       1,350,000.00       1,345,901.48
        40453807       12/1/2005       2/1/2006        11/1/2020       3,945.67       1/1/2006         479,000.00         473,874.96
          902103       12/1/2005       2/1/2006        11/1/2035       2,595.30       1/1/2006         416,000.00         414,837.95
      9000013265       12/1/2005       2/1/2006        11/1/2035       2,801.15       1/1/2006         480,000.00         478,489.34
      9000013019       11/1/2005       2/1/2006        10/1/2035       2,602.77       1/1/2006         440,000.00         438,192.37
      9000013787        1/1/2006       2/1/2006        12/1/2035       6,238.70       1/1/2006       1,000,000.00         998,142.68
      9000011324        8/1/2005       2/1/2006         7/1/2035       1,612.52       1/1/2006         284,000.00         279,740.64
         4364730       12/1/2005       2/1/2006        11/1/2035       5,756.57       1/1/2006       1,000,000.00         996,777.73
        34824128       12/1/2005       2/1/2006        11/1/2035       6,157.18       1/1/2006       1,000,000.00         997,138.60
       143804532       11/1/2005       2/1/2006        10/1/2035       5,915.38       1/1/2006       1,000,000.00         995,891.76
       143815884       12/1/2005       3/1/2006        11/1/2035       5,677.90       2/1/2006       1,000,000.00         996,701.23
       144075553       12/1/2005       2/1/2006        11/1/2035       2,973.78       1/1/2006         496,000.00         494,511.24
       144171477       12/1/2005       2/1/2006        11/1/2035       5,995.51       1/1/2006       1,000,000.00         996,998.51
       144174315       12/1/2005       2/1/2006        11/1/2035       5,915.38       1/1/2006       1,000,000.00         996,755.87
       202309134       11/1/2005       2/1/2006        10/1/2035       2,538.54       1/1/2006         435,000.00         433,170.25
       202485827       12/1/2005       2/1/2006        11/1/2035       5,835.73       1/1/2006       1,000,000.00         996,852.78
       202525366       12/1/2005       2/1/2006        11/1/2035       2,997.76       1/1/2006         500,000.00         498,494.73
       202540845       12/1/2005       3/1/2006        11/1/2035       6,157.18       2/1/2006       1,000,000.00         997,138.60
       202592358        1/1/2006       2/1/2006        12/1/2035       3,747.19       1/1/2006         625,000.00         623,752.51
         4319371        1/1/2006       3/1/2006        12/1/2035       1,892.19       2/1/2006         315,600.00         314,970.05
         4345869       12/1/2005       2/1/2006        11/1/2035       2,993.73       1/1/2006         513,000.00         511,385.48
         4399909        1/1/2006       3/1/2006        12/1/2035       2,661.93       2/1/2006         450,000.00         449,080.14
         4401812        1/1/2006       2/1/2006        12/1/2035       5,559.93       1/1/2006         903,000.00         901,281.92
         4403367        1/1/2006       3/1/2006        12/1/2035       3,585.75       2/1/2006         560,000.00         559,009.11
         4411117        1/1/2006       2/1/2006        12/1/2035       2,733.79       1/1/2006         444,000.00         443,122.57
         4411892        1/1/2006       2/1/2006        12/1/2035       2,963.39       1/1/2006         475,000.00         474,117.76
         4422013        1/1/2006       2/1/2006        12/1/2035       3,318.36       1/1/2006         525,000.00         523,947.67
       686576216        2/1/2006       2/1/2006         1/1/2036       6,987.34       2/1/2006       1,120,000.00       1,118,962.66
       704408897       11/1/2005       2/1/2006        10/1/2035      11,883.34       1/1/2006       1,930,000.00       1,897,487.33
       704663483       11/1/2005       2/1/2006        10/1/2035       7,098.45       1/1/2006       1,200,000.00       1,188,626.51
       704948496       12/1/2005       2/1/2006        11/1/2035       3,021.87       1/1/2006         460,000.00         458,833.99
       705372167        1/1/2006       2/1/2006        12/1/2035       2,860.80       1/1/2006         430,000.00         429,293.01
       705926822        1/1/2006       2/1/2006        12/1/2035       6,275.05       1/1/2006         980,000.00         978,265.96
       707236857        2/1/2006       3/1/2006         1/1/2036       5,372.58       2/1/2006         850,000.00         849,231.59
       707872040        2/1/2006       2/1/2006         1/1/2036       3,543.34       2/1/2006         591,000.00         590,411.66
       708425160        2/1/2006       3/1/2006         1/1/2036       2,783.04       2/1/2006         452,000.00         451,571.13
       709876932        2/1/2006       2/1/2006         1/1/2036       3,621.29       2/1/2006         604,000.00         603,398.71
       709958383        2/1/2006       2/1/2006         1/1/2036       2,727.72       2/1/2006         426,000.00         425,624.15
       712817246        2/1/2006       2/1/2006         1/1/2036       4,739.36       2/1/2006         780,000.00         779,241.89
        47462601        2/1/2006       2/1/2006         1/1/2036       8,093.93       2/1/2006       1,350,000.00       1,348,656.07
       634040596        1/1/2006       2/1/2006        12/1/2035       8,891.33       1/1/2006       1,483,000.00       1,480,039.96
       634279350       12/1/2005       3/1/2006        11/1/2035       2,639.64       2/1/2006         428,710.00         427,483.31
       642048375        1/1/2006       2/1/2006        12/1/2035       4,148.73       1/1/2006         665,000.00         663,764.89
      3050969264        2/1/2006       3/1/2006         1/1/2036       3,645.77       2/1/2006         576,800.00         576,278.56
      3051013955        8/1/2005       3/1/2006         7/1/2035       8,216.71       2/1/2006       1,408,000.00       1,394,509.87
      3051147720        2/1/2006       2/1/2006         1/1/2036       3,630.60       2/1/2006         574,400.00         573,880.73
      3060193970       10/1/2005       2/1/2006         9/1/2035       7,689.99       1/1/2006       1,300,000.00       1,292,991.64
      3060280009        2/1/2006       2/1/2006         1/1/2036       6,573.51       2/1/2006       1,040,000.00       1,039,059.82
      3060282948        2/1/2006       2/1/2006         1/1/2036       4,424.48       2/1/2006         700,000.00         699,367.19
      3060298951        2/1/2006       2/1/2006         1/1/2036       5,772.52       2/1/2006         890,000.00         889,233.73
      3060410663        2/1/2006       2/1/2006         1/1/2036       7,037.02       2/1/2006       1,099,000.00       1,091,091.46
      3060412040        2/1/2006       2/1/2006         1/1/2036       6,238.70       2/1/2006       1,000,000.00         999,073.80
      3060478421        2/1/2006       3/1/2006         1/1/2036       4,108.44       2/1/2006         650,000.00         649,412.39
      3060528084        2/1/2006       2/1/2006         1/1/2036       2,714.92       2/1/2006         424,000.00         423,625.91
      3060566852        2/1/2006       3/1/2006         1/1/2036       7,080.75       2/1/2006       1,150,000.00       1,148,908.83
      3060567678        2/1/2006       2/1/2006         1/1/2036       2,503.53       2/1/2006         429,000.00         428,552.10
      3060577347        2/1/2006       2/1/2006         1/1/2036       5,122.49       2/1/2006         800,000.00         799,294.18
      3060597485        2/1/2006       2/1/2006         1/1/2036       6,595.06       2/1/2006       1,100,000.00       1,098,904.94
      3060598731        2/1/2006       2/1/2006         1/1/2036       3,827.95       2/1/2006         630,000.00         629,387.68
      3060657826        2/1/2006       2/1/2006         1/1/2036       4,226.05       2/1/2006         660,000.00         659,417.70
      3060661638        2/1/2006       2/1/2006         1/1/2036       3,191.89       2/1/2006         504,992.00         504,535.48
      3060725532        1/1/2006       2/1/2006        12/1/2035       6,862.57       1/1/2006       1,100,000.00       1,097,956.95
      3060790130        2/1/2006       2/1/2006         1/1/2036       6,862.57       2/1/2006       1,100,000.00       1,098,981.18
      3060798430        2/1/2006       3/1/2006         1/1/2036       3,579.40       2/1/2006         605,100.00         604,483.07
      3060841990        2/1/2006       2/1/2006         1/1/2036       3,792.41       2/1/2006         600,000.00         599,457.59
      3060854563        2/1/2006       2/1/2006         1/1/2036       8,848.95       2/1/2006       1,400,000.00       1,398,734.38
      3060870429        2/1/2006       2/1/2006         1/1/2036       6,320.68       2/1/2006       1,000,000.00         999,095.99
      3060935131        2/1/2006       2/1/2006         1/1/2036       6,467.14       2/1/2006       1,010,000.00       1,009,108.90
      3060937541        2/1/2006       2/1/2006         1/1/2036       4,930.13       2/1/2006         780,000.00         779,294.87
      3060983511        2/1/2006       3/1/2006         1/1/2036       3,694.30       2/1/2006         600,000.00         599,425.00
      3061055673        2/1/2006       2/1/2006         1/1/2036       9,481.02       2/1/2006       1,500,000.00       1,498,643.98
      3061197608        2/1/2006       2/1/2006         1/1/2036       3,514.30       2/1/2006         556,000.00         555,497.37
      3051015067        8/1/2005       2/1/2006         7/1/2035       7,618.54       1/1/2006       1,305,500.00       1,295,820.61
      3060917113        2/1/2006       2/1/2006         1/1/2036       3,436.28       2/1/2006         550,800.00         550,289.85
      3060837048        1/1/2006       2/1/2006        12/1/2035       6,159.68       1/1/2006       1,100,000.00       1,097,529.28
      3060545062        3/1/2006       4/1/2006         2/1/2036       3,693.31       3/1/2006         592,000.00         592,000.00
      3051141756        9/1/2005       2/1/2006         8/1/2035       7,498.91       1/1/2006       1,285,000.00       1,276,853.23
       641918164       12/1/2005       2/1/2006        11/1/2035       2,757.93       1/1/2006         460,000.00         458,619.33
       642013866        2/1/2006       2/1/2006         1/1/2036       9,481.02       2/1/2006       1,500,000.00       1,498,643.98
        47186341        1/1/2006       2/1/2006        12/1/2035       3,130.87       1/1/2006         536,500.00         535,377.04
        48487599       12/1/2005       3/1/2006        11/1/2035       2,815.49       2/1/2006         469,600.00         468,105.57
        52639408       12/1/2005       3/1/2006        11/1/2035       1,215.64       2/1/2006         248,300.00         248,300.00
        53058871        1/1/2006       2/1/2006        12/1/2035       4,895.83       1/1/2006       1,000,000.00       1,000,000.00
        54986419        1/1/2006       2/1/2006        12/1/2035       2,350.00       1/1/2006         470,000.00         470,000.00
        55134126       10/1/2005       3/1/2006         9/1/2035      11,991.01       2/1/2006       2,000,000.00       1,989,944.90
        56653942        1/1/2006       2/1/2006        12/1/2035       3,824.40       1/1/2006         750,000.00         749,271.05
        57717654        1/1/2006       2/1/2006        12/1/2035       3,468.30       1/1/2006         799,200.00         723,820.07
        58550492       12/1/2005       2/1/2006        11/1/2035       1,197.60       1/1/2006         230,000.00         229,940.10
        59360347       12/1/2005       2/1/2006        11/1/2035       6,076.11       1/1/2006       1,000,000.00         997,069.27
        59545921       12/1/2005       2/1/2006        11/1/2035      12,500.00       1/1/2006       2,500,000.00       2,500,000.00
        59554865        2/1/2006       2/1/2006         1/1/2036       3,851.58       2/1/2006         660,000.00         659,310.92
        59571018       12/1/2005       2/1/2006        11/1/2035      14,764.39       1/1/2006       2,530,000.00       2,521,562.94
        59578575        1/1/2006       3/1/2006        12/1/2035          775.6       2/1/2006         155,120.00         155,120.00
        59580548       12/1/2005       2/1/2006        11/1/2035       9,742.70       1/1/2006       1,625,000.00       1,620,122.59
        59698779        1/1/2006       2/1/2006        12/1/2035      10,000.00       1/1/2006       2,000,000.00       2,000,000.00
        59742361        1/1/2006       3/1/2006        12/1/2035       3,059.60       2/1/2006         612,000.00         611,919.80
        59755892       12/1/2005       3/1/2006        11/1/2035       2,884.62       2/1/2006         462,375.00         461,083.40
        59775478        1/1/2006       3/1/2006        12/1/2035       7,098.45       2/1/2006       1,200,000.00       1,197,547.11
        59970202       12/1/2005       3/1/2006        11/1/2035      11,483.84       2/1/2006       1,890,000.00       1,884,460.94
        59979161       12/1/2005       3/1/2006        11/1/2035       6,295.28       2/1/2006       1,050,000.00       1,046,848.45
        59994491       12/1/2005       2/1/2006        11/1/2035       5,995.51       1/1/2006       1,000,000.00         996,989.47
        60046042       12/1/2005       3/1/2006        11/1/2035       5,073.18       2/1/2006         975,000.00         973,924.62
        60125382        1/1/2006       2/1/2006        12/1/2035       2,354.17       1/1/2006         452,000.00         452,000.00
        60159464        1/1/2006       3/1/2006        12/1/2035       2,200.00       2/1/2006         440,000.00         440,000.00
        60185485        1/1/2006       4/1/2006        12/1/2035       3,281.10       3/1/2006         540,000.00         538,890.92
        60239282        1/1/2006       2/1/2006        12/1/2035       9,213.20       1/1/2006       1,557,500.00       1,554,316.35
        60250883        1/1/2006       2/1/2006        12/1/2035       6,076.11       1/1/2006       1,000,000.00         998,051.16
        60252202        1/1/2006       2/1/2006        12/1/2035       3,038.05       1/1/2006         500,000.00         499,025.58
        60265626       12/1/2005       2/1/2006        11/1/2035       3,398.76       1/1/2006         552,000.00         550,420.52
        60271624        1/1/2006       2/1/2006        12/1/2035      11,206.05       1/1/2006       1,820,000.00       1,816,537.24
        60274503        1/1/2006       2/1/2006        12/1/2035       6,595.06       1/1/2006       1,100,000.00       1,097,804.40
        60293438       12/1/2005       3/1/2006        11/1/2035       8,393.71       2/1/2006       1,400,000.00       1,395,797.93
        60310711        1/1/2006       2/1/2006        12/1/2035       5,995.51       1/1/2006       1,000,000.00         998,004.00
        60377157        1/1/2006       2/1/2006        12/1/2035       6,772.89       1/1/2006       1,100,000.00       1,097,907.12
        60470762        2/1/2006       2/1/2006         1/1/2036       8,058.87       2/1/2006       1,275,000.00       1,273,847.38
        60478781        1/1/2006       2/1/2006        12/1/2035       2,514.04       1/1/2006         425,000.00         424,131.26
        60485968        2/1/2006       3/1/2006         1/1/2036       5,677.89       2/1/2006       1,000,000.00         998,905.44
        60525342        1/1/2006       2/1/2006        12/1/2035       5,175.96       1/1/2006         875,000.00         873,211.42
        60541273        1/1/2006       2/1/2006        12/1/2035       2,888.67       1/1/2006         543,750.00         543,750.00
        60542156        1/1/2006       2/1/2006        12/1/2035       1,582.50       1/1/2006         316,500.00         316,200.00
        60558475       12/1/2005       2/1/2006        11/1/2035       1,726.56       1/1/2006         325,000.00         325,000.00
        60600335        1/1/2006       2/1/2006        12/1/2035       3,791.49       1/1/2006         624,000.00         622,783.92
        60641123        1/1/2006       2/1/2006        12/1/2035       3,853.65       1/1/2006         755,000.00         755,000.00
        60659406        1/1/2006       2/1/2006        12/1/2035       5,208.33       1/1/2006       1,000,000.00       1,000,000.00
        60682317        1/1/2006       2/1/2006        12/1/2035      10,207.86       1/1/2006       1,680,000.00       1,676,725.95
        60682689        1/1/2006       2/1/2006        12/1/2035       3,488.33       1/1/2006         644,000.00         644,000.00
        60755212        2/1/2006       2/1/2006         1/1/2036       6,157.17       2/1/2006       1,000,000.00         999,051.16
        60768629        1/1/2006       2/1/2006        12/1/2035       3,488.33       1/1/2006         728,000.00         728,000.00
        60781051        1/1/2006       2/1/2006        12/1/2035       8,725.18       1/1/2006       1,475,000.00       1,471,984.98
        60786134        1/1/2006       2/1/2006        12/1/2035       3,891.08       1/1/2006         649,000.00         647,704.61
        60800331        1/1/2006       2/1/2006        12/1/2035       7,079.16       1/1/2006       1,120,000.00       1,117,969.53
        60800349        1/1/2006       2/1/2006        12/1/2035       3,669.25       1/1/2006         612,000.00         610,778.45
        60854916        1/1/2006       2/1/2006        12/1/2035         545.34       1/1/2006          86,278.00          86,121.58
        60923653        1/1/2006       2/1/2006        12/1/2035       3,507.29       1/1/2006         647,500.00         647,500.00
        60961273        1/1/2006       2/1/2006        12/1/2035       3,501.44       1/1/2006         600,000.00         598,744.12
        61019907        1/1/2006       2/1/2006        12/1/2035       9,114.16       1/1/2006       1,500,000.00       1,497,076.74
        61071098        1/1/2006       2/1/2006        12/1/2035       6,772.89       1/1/2006       1,100,000.00       1,097,907.12
        61079802        1/1/2006       3/1/2006        12/1/2035       4,740.51       2/1/2006         750,000.00         748,380.33
        61168266        2/1/2006       3/1/2006         1/1/2031          387.1       2/1/2006          58,000.00          57,921.03
        61449674        1/1/2006       2/1/2006        12/1/2035       6,366.64       1/1/2006         945,000.00         943,163.89
        61491833        1/1/2006       2/1/2006        12/1/2035       2,924.17       1/1/2006         484,000.00         484,000.00
        61668968        2/1/2006       2/1/2006         1/1/2036       2,102.17       2/1/2006         320,000.00         319,731.16
        61828745        2/1/2006       3/1/2006         1/1/2036       6,521.43       2/1/2006       1,117,500.00       1,116,007.20
       143548337        1/1/2006       2/1/2006        12/1/2035       2,917.87       1/1/2006         500,000.00         498,953.42
       144009487        1/1/2006       3/1/2006        12/1/2035       3,069.22       2/1/2006         511,920.00         510,898.21
       144434412        1/1/2006       3/1/2006        12/1/2035       2,535.22       2/1/2006         428,580.00         424,473.51
       145353611       11/1/2005       2/1/2006        10/1/2035       3,902.11       1/1/2006         633,750.00         631,325.83
       145493961        9/1/2005       3/1/2006         8/1/2035       1,489.89       2/1/2006         248,500.00         246,996.97
       146064183       12/1/2005       3/1/2006        11/1/2035       3,169.97       2/1/2006         543,200.00         541,490.43
       146127501       12/1/2005       2/1/2006        11/1/2035       3,405.45       1/1/2006         568,000.00         566,295.15
       146193446        1/1/2006       2/1/2006        12/1/2035       2,497.70       1/1/2006         428,000.00         427,101.81
       146197751        1/1/2006       2/1/2006        12/1/2035      12,641.36       1/1/2006       2,000,000.00       1,996,374.15
       146335435        1/1/2006       2/1/2006        12/1/2035       2,196.37       1/1/2006         366,336.00         365,551.28
       146402607       12/1/2005       2/1/2006        11/1/2035       2,871.10       1/1/2006         460,208.00         458,922.46
       146466446        9/1/2005       2/1/2006         8/1/2035       1,798.66       1/1/2006         300,000.00         298,185.50
       146483946       12/1/2005       2/1/2006        11/1/2035       3,151.72       1/1/2006         532,800.00         531,162.35
       146623962        1/1/2006       2/1/2006        12/1/2035       3,099.68       1/1/2006         517,000.00         514,963.07
       146681952       10/1/2005       2/1/2006         9/1/2035       2,366.73       1/1/2006         394,750.00         392,311.77
       146690003       12/1/2005       3/1/2006        11/1/2035       3,054.16       2/1/2006         483,200.00         481,882.41
       146740303        1/1/2006       3/1/2006        12/1/2035       3,430.92       2/1/2006         580,000.00         578,782.54
       146882592       12/1/2005       2/1/2006        11/1/2035       2,532.89       1/1/2006         440,000.00         438,582.21
       146908249       12/1/2005       2/1/2006        11/1/2035       3,300.55       1/1/2006         543,200.00         541,608.00
       146913082       12/1/2005       2/1/2006        11/1/2035       2,931.43       1/1/2006         476,100.00         474,737.70
       146923867        1/1/2006       3/1/2006        12/1/2035       2,746.40       2/1/2006         452,000.00         451,119.12
       146944228        1/1/2006       3/1/2006        12/1/2035       5,915.38       2/1/2006       1,000,000.00         997,955.91
       146954458        2/1/2006       2/1/2006         1/1/2036       2,997.76       2/1/2006         500,000.00         499,502.24
       146957782        1/1/2006       3/1/2006        12/1/2035       3,263.31       2/1/2006         530,000.00         528,991.60
       147065833        2/1/2006       2/1/2006         1/1/2036       3,118.59       2/1/2006         527,200.00         526,662.49
       147079206        1/1/2006       2/1/2006        12/1/2035       2,997.76       1/1/2006         500,000.00         499,001.99
       147120414       11/1/2005       2/1/2006        10/1/2035       1,259.06       1/1/2006         210,000.00         209,157.46
       147132526        1/1/2006       3/1/2006        12/1/2035       2,734.25       2/1/2006         450,000.00         449,123.02
       147150825        1/1/2006       2/1/2006        12/1/2035       3,760.12       1/1/2006         784,720.00         784,720.00
       147176226        2/1/2006       2/1/2006         1/1/2036       2,797.82       2/1/2006         454,400.00         453,968.85
       147176317        1/1/2006       2/1/2006        12/1/2035       3,297.53       1/1/2006         550,000.00         548,835.92
       147206056       12/1/2005       2/1/2006        11/1/2035       2,937.80       1/1/2006         490,000.00         488,529.27
       147212971        1/1/2006       3/1/2006        12/1/2035       2,993.73       2/1/2006         513,000.00         511,926.23
       147214753       12/1/2005       2/1/2006        11/1/2035       2,555.06       1/1/2006         450,000.00         448,386.62
       147217137       12/1/2005       2/1/2006        11/1/2035       4,119.15       1/1/2006         669,000.00         666,922.77
       147248959        1/1/2006       2/1/2006        12/1/2035       2,250.12       1/1/2006         375,300.00         370,028.39
       147265896        1/1/2006       2/1/2006        12/1/2035       2,659.97       1/1/2006         443,660.00         442,774.45
       147267744       12/1/2005       2/1/2006        11/1/2035       3,067.13       1/1/2006         518,500.00         516,906.30
       147276497       12/1/2005       2/1/2006        11/1/2035       3,281.10       1/1/2006         540,000.00         538,417.40
       147298947       12/1/2005       2/1/2006        11/1/2035       2,692.26       1/1/2006         437,255.00         435,996.02
       147338073       12/1/2005       2/1/2006        11/1/2035       3,078.59       1/1/2006         500,000.00         498,569.31
       147362685       11/1/2005       2/1/2006        10/1/2035       2,645.90       1/1/2006         466,000.00         463,850.79
       147393441       11/1/2005       2/1/2006        10/1/2035       3,116.28       1/1/2006         534,000.00         531,753.80
       147398515       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,225.41
       147399802        1/1/2006       2/1/2006        12/1/2035       2,878.29       1/1/2006         500,000.00         498,928.41
       147430102        1/1/2006       3/1/2006        12/1/2035       2,844.85       2/1/2006         456,000.00         455,153.06
       147440721        1/1/2006       3/1/2006        12/1/2035       2,563.68       2/1/2006         427,600.00         426,746.51
       147481279       12/1/2005       2/1/2006        11/1/2035       7,578.87       1/1/2006       1,298,700.00       1,294,612.68
       147498224       12/1/2005       3/1/2006        11/1/2035       3,105.58       2/1/2006         525,000.00         523,386.32
       147515795       12/1/2005       3/1/2006        11/1/2035       8,713.87       2/1/2006       1,453,400.00       1,449,025.77
       147516652       12/1/2005       3/1/2006        11/1/2035       2,602.77       2/1/2006         440,000.00         437,948.40
       147530331       12/1/2005       2/1/2006        11/1/2035       5,995.51       1/1/2006       1,000,000.00         996,998.51
       147530646        2/1/2006       2/1/2006         1/1/2036       3,038.06       2/1/2006         500,000.00         499,514.02
       147559199       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,426.37
       147563399        1/1/2006       2/1/2006        12/1/2035       8,429.42       1/1/2006       1,425,000.00       1,422,087.17
       147565386        1/1/2006       3/1/2006        12/1/2035       3,006.60       2/1/2006         508,267.00         506,840.30
       147567523        2/1/2006       3/1/2006         1/1/2036       3,045.72       2/1/2006         508,000.00         507,494.28
       147568729       12/1/2005       2/1/2006        11/1/2035       2,836.17       1/1/2006         486,000.00         484,470.44
       147579536       12/1/2005       2/1/2006        11/1/2035       2,898.54       1/1/2006         490,000.00         488,493.90
       147582217       12/1/2005       2/1/2006        11/1/2035       3,165.89       1/1/2006         542,500.00         540,792.62
       147584973        1/1/2006       2/1/2006        12/1/2035       2,734.37       1/1/2006         475,000.00         473,982.00
       147595888       11/1/2005       3/1/2006        10/1/2035       3,125.03       2/1/2006         535,500.00         533,247.51
       147596563       12/1/2005       3/1/2006        11/1/2035       2,898.54       2/1/2006         490,000.00         488,493.90
       147604656       12/1/2005       2/1/2006        11/1/2035       2,976.23       1/1/2006         510,000.00         508,347.01
       147607733        1/1/2006       2/1/2006        12/1/2035       2,805.90       1/1/2006         468,000.00         467,065.87
       147610687        1/1/2006       2/1/2006        12/1/2035       2,742.95       1/1/2006         457,500.00         456,586.82
       147611958       12/1/2005       2/1/2006        11/1/2035       3,501.44       1/1/2006         600,000.00         598,111.66
       147614044       12/1/2005       3/1/2006        11/1/2035       3,182.97       2/1/2006         538,083.00         536,429.11
       147614218       12/1/2005       2/1/2006        11/1/2035       2,868.96       1/1/2006         485,000.00         483,509.29
       147616122        1/1/2006       2/1/2006        12/1/2035       2,709.16       1/1/2006         440,000.00         439,162.84
       147616734        1/1/2006       2/1/2006        12/1/2035       2,961.83       1/1/2006         474,750.00         473,868.22
       147623656       12/1/2005       3/1/2006        11/1/2035       2,898.54       2/1/2006         490,000.00         487,740.23
       147636872       12/1/2005       2/1/2006        11/1/2035       3,330.36       1/1/2006         563,000.00         561,269.53
       147642052        1/1/2006       2/1/2006        12/1/2035       2,475.33       1/1/2006         430,000.00         429,078.44
       147648661        1/1/2006       2/1/2006        12/1/2035       2,514.04       1/1/2006         425,000.00         424,037.78
       147648885       12/1/2005       2/1/2006        11/1/2035       2,697.98       1/1/2006         450,000.00         448,649.33
       147654446       12/1/2005       2/1/2006        11/1/2035       2,531.79       1/1/2006         428,000.00         426,684.46
       147654669        1/1/2006       2/1/2006        12/1/2035       2,852.22       1/1/2006         488,750.00         487,726.97
       147657738        1/1/2006       2/1/2006        12/1/2035       2,501.49       1/1/2006         453,000.00         451,958.50
       147681951        1/1/2006       2/1/2006        12/1/2035       3,645.67       1/1/2006         600,000.00         598,830.68
       147690291       12/1/2005       2/1/2006        11/1/2035       2,934.03       1/1/2006         496,000.00         494,408.84
       147694376        1/1/2006       3/1/2006        12/1/2035       2,445.97       2/1/2006         407,967.00         407,152.70
       147701411       12/1/2005       2/1/2006        11/1/2035       2,447.92       1/1/2006         500,000.00         500,000.00
       147709026       12/1/2005       3/1/2006        11/1/2035       2,748.63       2/1/2006         471,000.00         469,517.66
       147727747       12/1/2005       2/1/2006        11/1/2035       2,624.58       1/1/2006         431,950.00         430,684.05
       147744288       12/1/2005       2/1/2006        11/1/2035       2,345.10       1/1/2006         479,000.00         479,000.00
       147750889       12/1/2005       2/1/2006        11/1/2035       2,898.54       1/1/2006         490,000.00         488,493.90
       147767438        1/1/2006       2/1/2006        12/1/2035       2,898.54       1/1/2006         490,000.00         481,893.78
       147772172       11/1/2005       2/1/2006        10/1/2035       3,017.54       1/1/2006         503,300.00         501,280.76
       147774525       12/1/2005       2/1/2006        11/1/2035       3,355.55       1/1/2006         575,000.00         573,190.33
       147777296       12/1/2005       2/1/2006        11/1/2035       3,720.83       1/1/2006         760,000.00         760,000.00
       147785794       12/1/2005       2/1/2006        11/1/2035       2,601.41       1/1/2006         422,500.00         421,291.05
       147790224        1/1/2006       3/1/2006        12/1/2035       2,694.50       2/1/2006         449,419.00         448,521.96
       147791008        1/1/2006       2/1/2006        12/1/2035       3,268.75       1/1/2006         545,200.00         544,111.79
       147791149        1/1/2006       2/1/2006        12/1/2035       7,794.16       1/1/2006       1,300,000.00       1,297,405.21
       147797344       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,260.93
       147803704        1/1/2006       3/1/2006        12/1/2035       2,252.08       2/1/2006         460,000.00         459,932.42
       147804561        1/1/2006       2/1/2006        12/1/2035       2,475.00       1/1/2006         495,000.00         495,000.00
       147808885        1/1/2006       2/1/2006        12/1/2035       4,074.07       1/1/2006         832,150.00         832,150.00
       147809255       12/1/2005       2/1/2006        11/1/2035       2,527.11       1/1/2006         421,500.00         420,234.86
       147828198       12/1/2005       2/1/2006        11/1/2035       3,697.32       1/1/2006         608,500.00         606,716.63
       147841688       12/1/2005       2/1/2006        11/1/2035       2,917.87       1/1/2006         500,000.00         498,424.76
       147850309        1/1/2006       3/1/2006        12/1/2035       4,097.99       2/1/2006         640,000.00         638,867.57
       147860779       12/1/2005       3/1/2006        11/1/2035       2,983.72       2/1/2006         504,400.00         502,849.65
       147862619        1/1/2006       4/1/2006        12/1/2035       2,983.22       3/1/2006         504,315.00         503,284.12
       147867949        1/1/2006       4/1/2006        12/1/2035       4,308.33       3/1/2006         999,999.00         880,000.00
       147869648       12/1/2005       2/1/2006        11/1/2035       3,098.82       1/1/2006         510,000.00         506,489.98
       147875876       12/1/2005       2/1/2006        11/1/2035       2,734.25       1/1/2006         450,000.00         448,681.17
       147878862        1/1/2006       3/1/2006        12/1/2035       2,862.90       2/1/2006         584,900.00         584,626.47
       147882492        1/1/2006       2/1/2006        12/1/2035       2,745.92       1/1/2006         464,200.00         462,246.24
       147886113        1/1/2006       2/1/2006        12/1/2035       1,639.12       1/1/2006         532,800.00         334,800.00
       147888408       12/1/2005       3/1/2006        11/1/2035       3,184.25       2/1/2006         538,300.00         534,713.02
       147890032        1/1/2006       2/1/2006        12/1/2035       3,342.19       1/1/2006         565,000.00         563,845.10
       147893143       12/1/2005       2/1/2006        11/1/2035       3,584.72       1/1/2006         606,000.00         604,137.37
       147928287       12/1/2005       2/1/2006        11/1/2035       3,608.39       1/1/2006         610,000.00         608,125.05
       147931844       12/1/2005       2/1/2006        11/1/2035       3,140.16       1/1/2006         510,000.00         508,540.70
       147947147       12/1/2005       2/1/2006        11/1/2035       2,661.92       1/1/2006         450,000.00         448,616.86
       147947501        1/1/2006       2/1/2006        12/1/2035       3,078.59       1/1/2006         500,000.00         499,048.69
       147955918        1/1/2006       3/1/2006        12/1/2035       2,447.92       2/1/2006         500,000.00         500,000.00
       147960173       12/1/2005       2/1/2006        11/1/2035       2,556.93       1/1/2006         432,250.00         430,920.90
       147973523       12/1/2005       4/1/2006        11/1/2035       2,913.82       3/1/2006         486,000.00         482,344.33
       147986483        1/1/2006       2/1/2006        12/1/2035       2,668.00       1/1/2006         445,000.00         444,111.79
       147991939       12/1/2005       2/1/2006        11/1/2035       3,051.72       1/1/2006         509,000.00         507,472.23
       147995567       12/1/2005       2/1/2006        11/1/2035       2,997.76       1/1/2006         500,000.00         498,499.24
       147998298        1/1/2006       2/1/2006        12/1/2035       2,754.52       1/1/2006         478,500.00         477,227.87
       147998306        1/1/2006       2/1/2006        12/1/2035       2,243.98       1/1/2006         458,400.00         458,344.25
       147999155        1/1/2006       2/1/2006        12/1/2035       3,058.04       1/1/2006         734,200.00         638,200.00
       147999254        2/1/2006       3/1/2006         1/1/2036       2,480.19       2/1/2006         425,000.00         424,556.27
       147999627       12/1/2005       2/1/2006        11/1/2035       2,661.92       1/1/2006         450,000.00         448,544.17
       147999841       12/1/2005       3/1/2006        11/1/2035       2,868.96       2/1/2006         485,000.00         483,509.29
       148008733        1/1/2006       3/1/2006        12/1/2035       2,490.38       2/1/2006         421,000.00         420,014.30
       148011281       12/1/2005       3/1/2006        11/1/2035       2,771.98       2/1/2006         475,000.00         473,505.05
       148018385        1/1/2006       2/1/2006        12/1/2035       2,221.62       1/1/2006         444,800.00         444,324.00
       148026297        1/1/2006       3/1/2006        12/1/2035       2,929.54       2/1/2006         502,000.00         500,949.25
       148027733        1/1/2006       2/1/2006        12/1/2035      11,991.01       1/1/2006       2,000,000.00       1,996,008.02
       148028525       12/1/2005       2/1/2006        11/1/2035       2,563.06       1/1/2006         439,200.00         437,817.72
       148030158        1/1/2006       3/1/2006        12/1/2035       2,678.37       2/1/2006         435,000.00         434,172.36
       148035736       12/1/2005       4/1/2006        11/1/2035       2,945.86       3/1/2006         498,000.00         496,469.32
       148036684        1/1/2006       2/1/2006        12/1/2035       3,027.74       1/1/2006         505,000.00         503,992.01
       148043581       12/1/2005       2/1/2006        11/1/2035       2,877.85       1/1/2006         480,000.00         478,559.27
       148055148       12/1/2005       2/1/2006        11/1/2035       2,630.75       1/1/2006         457,000.00         455,527.44
       148055312        1/1/2006       2/1/2006        12/1/2035       2,878.29       1/1/2006         500,000.00         498,928.41
       148059967       12/1/2005       2/1/2006        11/1/2035       2,769.06       1/1/2006         474,500.00         473,006.63
       148063514       12/1/2005       2/1/2006        11/1/2035       2,631.92       1/1/2006         451,000.00         449,580.59
       148066012       12/1/2005       3/1/2006        11/1/2035       2,844.92       2/1/2006         487,500.00         485,965.73
       148068406       12/1/2005       2/1/2006        11/1/2035       3,086.67       1/1/2006         508,000.00         506,511.17
       148069255        1/1/2006       2/1/2006        12/1/2035       2,781.10       1/1/2006         440,000.00         439,202.31
       148087463        2/1/2006       3/1/2006         1/1/2036       2,832.30       2/1/2006         460,000.00         459,563.53
       148089162        1/1/2006       2/1/2006        12/1/2035       3,302.07       1/1/2006         529,287.00         528,303.93
       148090053       12/1/2005       2/1/2006        11/1/2035       2,731.13       1/1/2006         468,000.00         466,527.08
       148093065       12/1/2005       2/1/2006        11/1/2035       2,647.59       1/1/2006         430,000.00         428,769.59
       148108897       12/1/2005       2/1/2006        11/1/2035       2,744.74       1/1/2006         464,000.00         462,573.82
       148113988       12/1/2005       3/1/2006        11/1/2035       2,592.17       2/1/2006         421,000.00         419,770.73
       148115884       12/1/2005       2/1/2006        11/1/2035       3,075.70       1/1/2006         513,000.00         511,460.23
       148117914        1/1/2006       2/1/2006        12/1/2035       3,062.36       1/1/2006         504,000.00         503,017.78
       148120835        1/1/2006       2/1/2006        12/1/2035       2,997.76       1/1/2006         500,000.00         499,001.99
       148128531        2/1/2006       2/1/2006         1/1/2036       2,583.30       2/1/2006         425,157.00         424,743.77
       148129992        1/1/2006       2/1/2006        12/1/2035       2,713.84       1/1/2006         435,000.00         434,192.06
       148135395        1/1/2006       2/1/2006        12/1/2035       3,189.96       1/1/2006         525,000.00         523,976.85
       148143407        1/1/2006       2/1/2006        12/1/2035       2,486.03       1/1/2006         426,000.00         425,108.31
       148144777        1/1/2006       2/1/2006        12/1/2035       2,538.55       1/1/2006         435,000.00         434,089.48
       148145899       12/1/2005       2/1/2006        11/1/2035       2,905.05       1/1/2006         491,100.00         489,399.17
       148148745       12/1/2005       2/1/2006        11/1/2035       2,503.13       1/1/2006         417,500.00         416,246.86
       148159973       12/1/2005       2/1/2006        11/1/2035       3,097.13       1/1/2006         490,000.00         488,645.61
       148161417       12/1/2005       2/1/2006        11/1/2035       3,261.56       1/1/2006         639,000.00         639,000.00
       148161813       12/1/2005       3/1/2006        11/1/2035       2,480.19       2/1/2006         425,000.00         423,662.42
       148162803        1/1/2006       4/1/2006        12/1/2035       2,578.07       3/1/2006         430,000.00         429,141.72
       148163827       12/1/2005       2/1/2006        11/1/2035       2,801.52       1/1/2006         455,000.00         453,698.05
       148163876        1/1/2006       2/1/2006        12/1/2035       2,957.69       1/1/2006         500,000.00         498,935.44
       148164304       12/1/2005       2/1/2006        11/1/2035       3,058.26       1/1/2006         517,000.00         515,410.91
       148173495       12/1/2005       2/1/2006        11/1/2035       2,734.25       1/1/2006         450,000.00         446,533.32
       148174626       12/1/2005       2/1/2006        11/1/2035       2,534.47       1/1/2006         428,454.00         427,137.08
       148184807       12/1/2005       2/1/2006        11/1/2035       2,612.73       1/1/2006         430,000.00         428,739.77
       148184898       12/1/2005       2/1/2006        11/1/2035       2,704.10       1/1/2006         476,250.00         474,678.95
       148195159        1/1/2006       2/1/2006        12/1/2035       3,053.25       1/1/2006         502,500.00         501,520.69
       148209158       12/1/2005       2/1/2006        11/1/2035       3,430.92       1/1/2006         580,000.00         578,147.87
       148215296        1/1/2006       2/1/2006        12/1/2035       3,367.71       1/1/2006         610,000.00         610,000.00
       148220874        1/1/2006       3/1/2006        12/1/2035       2,638.03       2/1/2006         440,000.00         434,096.75
       148221393        1/1/2006       2/1/2006        12/1/2035       3,524.15       1/1/2006         580,000.00         578,869.66
       148223431        1/1/2006       2/1/2006        12/1/2035       2,930.82       1/1/2006         476,000.00         475,094.34
       148224447       12/1/2005       3/1/2006        11/1/2035       3,087.69       2/1/2006         515,000.00         513,454.23
       148228521        1/1/2006       2/1/2006        12/1/2035       3,426.73       1/1/2006         700,000.00         699,927.08
       148230386       12/1/2005       3/1/2006        11/1/2035       3,027.74       2/1/2006         505,000.00         503,484.23
       148230444        1/1/2006       3/1/2006        12/1/2035       2,776.89       2/1/2006         451,000.00         449,639.31
       148232036       12/1/2005       2/1/2006        11/1/2035       2,673.49       1/1/2006         440,000.00         438,508.93
       148239254        1/1/2006       2/1/2006        12/1/2035       2,955.45       1/1/2006         480,000.00         479,086.73
       148250806       12/1/2005       2/1/2006        11/1/2035       3,850.00       1/1/2006         770,000.00         770,000.00
       148252828       12/1/2005       2/1/2006        11/1/2035       3,448.02       1/1/2006         560,000.00         558,397.63
       148274095        1/1/2006       3/1/2006        12/1/2035       4,552.08       2/1/2006         950,000.00         950,000.00
       148278518       12/1/2005       2/1/2006        11/1/2035       3,076.00       1/1/2006         520,000.00         518,401.70
       148278872       12/1/2005       2/1/2006        11/1/2035       2,673.49       1/1/2006         440,000.00         438,683.82
       148279755        1/1/2006       2/1/2006        12/1/2035       2,656.25       1/1/2006         500,000.00         500,000.00
       148280084        1/1/2006       2/1/2006        12/1/2035       2,499.38       1/1/2006         500,000.00         499,875.00
       148280191        2/1/2006       2/1/2006         1/1/2036       2,795.36       2/1/2006         454,000.00         453,569.22
       148284813       12/1/2005       3/1/2006        11/1/2035       2,608.18       2/1/2006         423,600.00         422,387.92
       148286537        2/1/2006       2/1/2006         1/1/2036       2,606.99       2/1/2006         434,823.00         434,390.13
       148288798        1/1/2006       2/1/2006        12/1/2035       2,770.73       1/1/2006         450,000.00         449,114.39
       148293285       12/1/2005       3/1/2006        11/1/2035       2,987.27       2/1/2006         505,000.00         503,322.16
       148300569        1/1/2006       2/1/2006        12/1/2035       3,135.16       1/1/2006         530,000.00         528,916.62
       148302037       11/1/2005       2/1/2006        10/1/2035       2,338.25       1/1/2006         390,000.00         388,428.82
       148302185        1/1/2006       2/1/2006        12/1/2035       2,544.41       1/1/2006         442,000.00         441,052.72
       148308463        2/1/2006       2/1/2006         1/1/2036       3,106.60       2/1/2006         518,154.00         517,638.17
       148310113        1/1/2006       2/1/2006        12/1/2035       3,194.31       1/1/2006         540,000.00         538,896.18
       148325913       11/1/2005       2/1/2006        10/1/2035       3,078.59       1/1/2006         500,000.00         498,087.43
       148327745        1/1/2006       2/1/2006        12/1/2035       5,250.00       1/1/2006       1,050,000.00       1,050,000.00
       148330731       12/1/2005       2/1/2006        11/1/2035       2,971.22       1/1/2006         489,000.00         487,566.86
       148330798        1/1/2006       2/1/2006        12/1/2035       3,645.67       1/1/2006         600,000.00         598,474.55
       148331309        1/1/2006       3/1/2006        12/1/2035       3,005.41       2/1/2006         515,000.00         513,922.02
       148334782       12/1/2005       3/1/2006        11/1/2035       3,759.60       2/1/2006         618,750.00         616,936.58
       148344104       12/1/2005       2/1/2006        11/1/2035       3,033.93       1/1/2006         480,000.00         478,537.80
       148345291        1/1/2006       2/1/2006        12/1/2035       3,114.58       1/1/2006         650,000.00         650,000.00
       148350663       12/1/2005       2/1/2006        11/1/2035       2,895.27       1/1/2006         476,500.00         474,892.43
       148353964        1/1/2006       3/1/2006        12/1/2035       2,771.98       2/1/2006         475,000.00         474,005.75
       148357916       12/1/2005       3/1/2006        11/1/2035       2,934.03       2/1/2006         496,000.00         494,475.47
       148370729        1/1/2006       2/1/2006        12/1/2035       3,044.49       1/1/2006         488,000.00         487,093.62
       148372261        1/1/2006       2/1/2006        12/1/2035       2,844.31       1/1/2006         450,000.00         449,184.18
       148374986        1/1/2006       2/1/2006        12/1/2035       3,147.65       1/1/2006         525,000.00         523,952.09
       148375678        1/1/2006       2/1/2006        12/1/2035       3,699.05       1/1/2006         600,770.00         599,626.95
       148401904       12/1/2005       3/1/2006        11/1/2035       2,875.91       2/1/2006         455,000.00         453,759.33
       148404791        1/1/2006       2/1/2006        12/1/2035       3,214.06       1/1/2006         605,000.00         605,000.00
       148407547        1/1/2006       2/1/2006        12/1/2035       1,827.50       1/1/2006         344,000.00         344,000.00
       148409345        1/1/2006       2/1/2006        12/1/2035       4,489.48       1/1/2006         917,000.00         917,000.00
       148411168       12/1/2005       2/1/2006        11/1/2035       2,201.03       1/1/2006         423,000.00         422,598.00
       148416464        1/1/2006       2/1/2006        12/1/2035       4,083.33       1/1/2006         800,000.00         800,000.00
       148417983        2/1/2006       2/1/2006         1/1/2036       3,196.81       2/1/2006         519,200.00         518,707.36
       148425762       12/1/2005       2/1/2006        11/1/2035       2,859.51       1/1/2006         490,000.00         488,457.86
       148425986       11/1/2005       2/1/2006        10/1/2035       6,238.70       1/1/2006       1,000,000.00         995,319.54
       148427974       12/1/2005       3/1/2006        11/1/2035       2,916.54       2/1/2006         480,000.00         478,593.23
       148439458        1/1/2006       2/1/2006        12/1/2035       3,156.79       1/1/2006         506,000.00         505,060.19
       148443757        1/1/2006       2/1/2006        12/1/2035       2,661.92       1/1/2006         450,000.00         449,080.16
       148445216        1/1/2006       3/1/2006        12/1/2035       2,754.99       2/1/2006         447,443.00         446,591.67
       148466782       12/1/2005       2/1/2006        11/1/2035       2,875.40       1/1/2006         467,000.00         465,663.73
       148484884        1/1/2006       2/1/2006        12/1/2035       3,002.33       1/1/2006         475,000.00         474,138.85
       148486459       10/1/2005       2/1/2006         9/1/2035       3,135.65       1/1/2006         523,000.00         520,370.60
       148487713        1/1/2006       3/1/2006        12/1/2035       2,957.69       2/1/2006         500,000.00         498,829.36
       148501869        1/1/2006       3/1/2006        12/1/2035       2,801.09       2/1/2006         461,000.00         460,101.57
       148507775        1/1/2006       2/1/2006        12/1/2035       2,844.31       1/1/2006         450,000.00         449,184.18
       148514581        1/1/2006       2/1/2006        12/1/2035       2,668.00       1/1/2006         445,000.00         444,079.63
       148529118        1/1/2006       2/1/2006        12/1/2035       3,597.31       1/1/2006         600,000.00         598,799.69
       148529209       12/1/2005       2/1/2006        11/1/2035       6,674.62       1/1/2006       1,143,750.00       1,140,150.36
       148531973        2/1/2006       2/1/2006         1/1/2036       2,965.14       2/1/2006         488,000.00         487,525.69
       148537319       12/1/2005       3/1/2006        11/1/2035       2,659.90       2/1/2006         432,000.00         430,711.10
       148540917        2/1/2006       2/1/2006         1/1/2036       6,157.18       2/1/2006       1,000,000.00         999,051.15
       148544463       12/1/2005       2/1/2006        11/1/2035       3,122.92       1/1/2006         507,200.00         505,748.71
       148563257        1/1/2006       2/1/2006        12/1/2035       3,147.65       1/1/2006         525,000.00         523,952.09
       148565682        1/1/2006       2/1/2006        12/1/2035       2,917.87       1/1/2006         500,000.00         498,953.42
       148578362       10/1/2005       3/1/2006         9/1/2035       3,549.23       2/1/2006         600,000.00         595,543.45
       148582638        1/1/2006       3/1/2006        12/1/2035       3,597.31       2/1/2006         600,000.00         598,802.39
       148586852       12/1/2005       3/1/2006        11/1/2035       3,038.06       2/1/2006         500,000.00         498,534.61
       148591803        1/1/2006       2/1/2006        12/1/2035       2,721.08       1/1/2006         460,000.00         459,046.85
       148592751       12/1/2005       2/1/2006        11/1/2035       2,901.00       1/1/2006         465,000.00         463,701.05
       148609605        1/1/2006       3/1/2006        12/1/2035       3,069.70       2/1/2006         512,000.00         510,978.05
       148616154        1/1/2006       2/1/2006        12/1/2035       3,286.76       1/1/2006         520,000.00         519,057.27
       148619273        2/1/2006       2/1/2006         1/1/2036       3,530.22       2/1/2006         581,000.00         580,435.30
       148632235        1/1/2006       2/1/2006        12/1/2035       3,433.67       1/1/2006         536,250.00         535,301.14
       148636657        1/1/2006       2/1/2006        12/1/2035       3,241.63       1/1/2006         548,000.00         546,879.84
       148651375        1/1/2006       3/1/2006        12/1/2035       2,875.91       2/1/2006         455,000.00         454,175.12
       148655038       11/1/2005       2/1/2006        10/1/2035       3,238.83       1/1/2006         555,000.00         552,665.48
       148657802       12/1/2005       2/1/2006        11/1/2035       2,785.90       1/1/2006         458,500.00         457,147.99
       148658628       10/1/2005       2/1/2006         9/1/2035       2,498.35       1/1/2006         434,000.00         431,658.28
       148660798        1/1/2006       2/1/2006        12/1/2035       3,845.00       1/1/2006         650,000.00         648,671.34
       148665193       11/1/2005       2/1/2006        10/1/2035       2,691.50       1/1/2006         455,000.00         452,908.37
       148667009        1/1/2006       2/1/2006        12/1/2035       4,002.17       1/1/2006         650,000.00         648,763.28
       148667785        1/1/2006       3/1/2006        12/1/2035       3,236.21       2/1/2006         525,600.00         524,599.98
       148670805        1/1/2006       3/1/2006        12/1/2035       3,253.46       2/1/2006         550,000.00         545,373.20
       148676869        1/1/2006       2/1/2006        12/1/2035       2,906.63       1/1/2006         484,800.00         483,436.99
       148680796        1/1/2006       2/1/2006        12/1/2035       2,957.69       1/1/2006         500,000.00         498,977.96
       148681182        2/1/2006       3/1/2006         1/1/2036       2,695.12       2/1/2006         432,000.00         431,599.88
       148683436        1/1/2006       6/1/2006        12/1/2035       2,831.67       5/1/2006         448,000.00         444,027.31
       148684004        2/1/2006       3/1/2006         1/1/2036       2,853.85       2/1/2006         463,500.00         463,060.21
       148684749        1/1/2006       3/1/2006        12/1/2035       3,194.31       2/1/2006         540,000.00         538,896.18
       148691322        1/1/2006       3/1/2006        12/1/2035       2,957.69       2/1/2006         500,000.00         498,893.12
       148693799        1/1/2006       2/1/2006        12/1/2035       2,697.42       1/1/2006         456,000.00         455,067.88
       148694227        1/1/2006       2/1/2006        12/1/2035       2,756.57       1/1/2006         466,000.00         465,047.45
       148697907        1/1/2006       3/1/2006        12/1/2035       3,777.17       2/1/2006         630,000.00         628,742.52
       148698541        2/1/2006       3/1/2006         1/1/2036       3,284.65       2/1/2006         500,000.00         499,579.93
       148698731        2/1/2006       2/1/2006         1/1/2036       5,915.38       2/1/2006       1,000,000.00         998,980.45
       148701733        1/1/2006       2/1/2006        12/1/2035       3,135.16       1/1/2006         530,000.00         528,916.62
       148705619        1/1/2006       2/1/2006        12/1/2035       4,587.27       1/1/2006         689,500.00         688,366.33
       148713225        1/1/2006       3/1/2006        12/1/2035       2,801.15       2/1/2006         480,000.00         478,995.30
       148714132       12/1/2005       2/1/2006        11/1/2035       5,915.38       1/1/2006       1,000,000.00         995,554.67
       148716699        2/1/2006       3/1/2006         1/1/2036       3,578.81       2/1/2006         605,000.00         604,383.17
       148721327        1/1/2006       3/1/2006        12/1/2035       2,545.83       2/1/2006         520,000.00         520,000.00
       148724685        1/1/2006       2/1/2006        12/1/2035       2,854.21       1/1/2006         457,500.00         456,650.27
       148725351        1/1/2006       2/1/2006        12/1/2035       5,208.33       1/1/2006         999,999.00         999,999.00
       148725518        1/1/2006       3/1/2006        12/1/2035       1,859.38       2/1/2006         350,000.00         350,000.00
       148735087        1/1/2006       2/1/2006        12/1/2035       2,651.45       1/1/2006         425,000.00         423,860.23
       148737554        1/1/2006       3/1/2006        12/1/2035       2,847.70       2/1/2006         462,500.00         461,415.15
       148737703        1/1/2006       2/1/2006        12/1/2035       2,803.13       1/1/2006         517,500.00         517,500.00
       148737984        2/1/2006       3/1/2006         1/1/2036       2,620.26       2/1/2006         420,000.00         419,610.99
       148739329        1/1/2006       3/1/2006        12/1/2035       2,626.08       2/1/2006         450,000.00         449,058.09
       148739691        1/1/2006       2/1/2006        12/1/2035       3,889.74       1/1/2006         794,500.00         794,500.00
       148739774        1/1/2006       3/1/2006        12/1/2035       2,647.59       2/1/2006         430,000.00         429,181.86
       148743065        1/1/2006       3/1/2006        12/1/2035       3,038.06       2/1/2006         500,000.00         498,901.37
       148747041        1/1/2006       2/1/2006        12/1/2035       6,670.37       1/1/2006       1,995,000.00       1,255,598.44
       148747819        1/1/2006       2/1/2006        12/1/2035       2,840.00       1/1/2006         461,250.00         460,372.40
       148754922        1/1/2006       2/1/2006        12/1/2035       2,467.90       1/1/2006         417,200.00         416,015.02
       148756455        1/1/2006       2/1/2006        12/1/2035       2,592.92       1/1/2006         508,000.00         508,000.00
       148757685        1/1/2006       2/1/2006        12/1/2035       3,281.25       1/1/2006         630,000.00         630,000.00
       148760465        1/1/2006       2/1/2006        12/1/2035       2,781.10       1/1/2006         440,000.00         439,202.31
       148760713        1/1/2006       2/1/2006        12/1/2035       3,879.02       1/1/2006         630,000.00         628,801.35
       148767528        1/1/2006       3/1/2006        12/1/2035       2,685.65       2/1/2006         473,000.00         471,777.88
       148769326       11/1/2005       2/1/2006        10/1/2035       6,157.17       1/1/2006       1,000,000.00         996,174.90
       148772148        1/1/2006       2/1/2006        12/1/2035      10,833.33       1/1/2006       2,000,000.00       2,000,000.00
       148773047        1/1/2006       2/1/2006        12/1/2035       2,690.13       1/1/2006         431,200.00         430,399.12
       148777121       12/1/2005       2/1/2006        11/1/2035       7,808.30       1/1/2006       1,320,000.00       1,315,942.80
       148777253        2/1/2006       2/1/2006         1/1/2036       2,893.88       2/1/2006         470,000.00         469,554.04
       148780679        1/1/2006       2/1/2006        12/1/2035       2,442.71       1/1/2006         644,000.00         469,000.00
       148788607        1/1/2006       3/1/2006        12/1/2035       2,703.87       2/1/2006         445,000.00         443,740.02
       148796741        1/1/2006       2/1/2006        12/1/2035       3,119.35       1/1/2006         500,000.00         499,071.34
       148801046        1/1/2006       2/1/2006        12/1/2035       2,143.46       1/1/2006         420,000.00         419,943.75
       148803299        1/1/2006       2/1/2006        12/1/2035       2,670.17       1/1/2006         428,000.00         427,175.07
       148807381        1/1/2006       2/1/2006        12/1/2035       1,137.50       1/1/2006         210,000.00         210,000.00
       148812126        1/1/2006       3/1/2006        12/1/2035       3,450.00       2/1/2006         690,000.00         690,000.00
       148820111        1/1/2006       2/1/2006        12/1/2035       3,613.11       1/1/2006         550,000.00         549,073.21
       148820129        1/1/2006       2/1/2006        12/1/2035       3,297.53       1/1/2006         550,000.00         548,902.20
       148825383        1/1/2006       3/1/2006        12/1/2035       3,292.45       2/1/2006         520,900.00         519,809.78
       148826076        1/1/2006       2/1/2006        12/1/2035       2,519.96       1/1/2006         426,000.00         425,111.08
       148833569       10/1/2005       3/1/2006         9/1/2035       2,787.91       2/1/2006         465,000.00         462,662.19
       148834419        1/1/2006       2/1/2006        12/1/2035       2,817.89       1/1/2006         470,000.00         469,061.88
       148844152        1/1/2006       2/1/2006        12/1/2035       3,525.00       1/1/2006         705,000.00         705,000.00
       148847452        1/1/2006       2/1/2006        12/1/2035       3,160.00       1/1/2006         632,000.00         632,000.00
       148854656        1/1/2006       3/1/2006        12/1/2035       2,812.32       2/1/2006         433,600.00         432,851.26
       148855265        2/1/2006       3/1/2006         1/1/2036       3,403.83       2/1/2006         531,589.60         531,120.59
       148861008       11/1/2005       2/1/2006        10/1/2035       5,995.51       1/1/2006       1,000,000.00         995,988.00
       148861032        1/1/2006       2/1/2006        12/1/2035       1,121.25       1/1/2006         207,000.00         207,000.00
       148866825        2/1/2006       2/1/2006         1/1/2036       2,633.98       2/1/2006         422,200.00         421,808.96
       148885148       12/1/2005       3/1/2006        11/1/2035       4,083.33       2/1/2006         800,000.00         800,000.00
       148905169        1/1/2006       2/1/2006        12/1/2035       5,188.79       1/1/2006         800,000.00         798,618.55
       148908957        2/1/2006       2/1/2006         1/1/2036       2,661.92       2/1/2006         450,000.00         449,541.20
       148914955        1/1/2006       3/1/2006        12/1/2035       3,521.72       2/1/2006         550,000.00         549,026.80
       148920945        1/1/2006       2/1/2006        12/1/2035         423.04       1/1/2006          78,100.00          78,100.00
       148922743        1/1/2006       3/1/2006        12/1/2035       2,960.00       2/1/2006         592,000.00         592,000.00
       148928633        1/1/2006       2/1/2006        12/1/2035       5,995.51       1/1/2006       1,000,000.00         998,004.00
       148949993        1/1/2006       2/1/2006        12/1/2035       4,055.16       1/1/2006         650,000.00         648,792.74
       148951627        1/1/2006       3/1/2006        12/1/2035       2,742.80       2/1/2006         470,000.00         469,016.21
       148953326        1/1/2006       2/1/2006        12/1/2035       5,624.72       1/1/2006         999,950.00         999,950.00
       148959828       12/1/2005       2/1/2006        11/1/2035       5,915.38       1/1/2006       1,000,000.00         996,926.37
       148971047        2/1/2006       2/1/2006         1/1/2036       3,160.35       2/1/2006         500,000.00         499,547.98
       148971344        1/1/2006       3/1/2006        12/1/2035       2,678.37       2/1/2006         435,000.00         434,172.36
       148974918        2/1/2006       2/1/2006         1/1/2036       2,939.12       2/1/2006         465,000.00         464,579.63
       148984883       12/1/2005       2/1/2006        11/1/2035       2,543.61       1/1/2006         430,000.00         428,678.34
       149019952        1/1/2006       2/1/2006        12/1/2035       3,117.67       1/1/2006         520,000.00         518,962.07
       149029365        1/1/2006       2/1/2006        12/1/2035       1,841.67       1/1/2006         340,000.00         340,000.00
       149036493        1/1/2006       2/1/2006        12/1/2035       9,239.25       1/1/2006       1,461,750.00       1,459,099.97
       149039331        2/1/2006       3/1/2006         1/1/2036       2,741.03       2/1/2006         445,176.00         444,753.59
       149046021        8/1/2005       2/1/2006         7/1/2035       2,788.51       1/1/2006         465,100.00         461,809.91
       149048183        1/1/2006       2/1/2006        12/1/2035       2,484.46       1/1/2006         420,000.00         419,141.48
       149049769        2/1/2006       2/1/2006         1/1/2036       2,848.17       2/1/2006         475,050.00         474,577.08
       149051831        2/1/2006       2/1/2006         1/1/2036       3,160.35       2/1/2006         500,000.00         499,547.98
       149056525       11/1/2005       2/1/2006        10/1/2035       2,703.87       1/1/2006         445,000.00         443,256.65
       149118705        1/1/2006       2/1/2006        12/1/2035       3,087.69       1/1/2006         515,000.00         513,972.06
       149126773        2/1/2006       2/1/2006         1/1/2036       2,942.91       2/1/2006         465,600.00         465,179.09
       149129819        2/1/2006       2/1/2006         1/1/2036       2,789.20       2/1/2006         453,000.00         452,570.17
       149169617        2/1/2006       2/1/2006         1/1/2036       3,078.59       2/1/2006         500,000.00         499,525.58
       149177263        2/1/2006       3/1/2006         1/1/2036       3,200.46       2/1/2006         513,000.00         512,524.85
       149179707        2/1/2006       2/1/2006         1/1/2036       2,955.45       2/1/2006         480,000.00         479,544.55
       149247017        2/1/2006       2/1/2006         1/1/2036       2,951.78       2/1/2006         499,000.00         498,491.24
       149255051        2/1/2006       2/1/2006         1/1/2036       2,620.26       2/1/2006         420,000.00         419,610.99
       149256927        2/1/2006       2/1/2006         1/1/2036       3,185.63       2/1/2006         504,000.00         503,544.37
       149265878        2/1/2006       2/1/2006         1/1/2036       3,793.13       2/1/2006         608,000.00         607,436.87
       149279218        2/1/2006       2/1/2006         1/1/2036       2,863.27       2/1/2006         453,000.00         452,590.48
       149281149        2/1/2006       2/1/2006         1/1/2036       2,944.67       2/1/2006         472,000.00         471,562.83
       149281644        2/1/2006       3/1/2006         1/1/2036       3,237.58       2/1/2006         540,000.00         539,112.42
       149282022        2/1/2006       2/1/2006         1/1/2036       3,551.46       2/1/2006         576,800.00         576,252.71
       149303125        2/1/2006       3/1/2006         1/1/2036       3,231.14       2/1/2006         511,200.00         510,737.86
       149318248        2/1/2006       3/1/2006         1/1/2036       3,160.35       2/1/2006         500,000.00         499,547.98
       149323305        2/1/2006       2/1/2006         1/1/2036       3,256.80       2/1/2006         536,000.00         535,479.03
       149333379        2/1/2006       2/1/2006         1/1/2036       2,554.09       2/1/2006         426,000.00         425,575.91
       149335069        2/1/2006       2/1/2006         1/1/2036       3,329.71       2/1/2006         548,000.00         547,467.37
       149368391        2/1/2006       3/1/2006         1/1/2036       3,237.58       2/1/2006         540,000.00         539,462.42
       149398646        2/1/2006       3/1/2006         1/1/2036       3,040.75       2/1/2006         487,400.00         486,948.56
       149503039        2/1/2006       2/1/2006         1/1/2036       3,119.35       2/1/2006         500,000.00         499,536.90
        67702139       10/1/2004       3/1/2006         9/1/2034       2,399.49       2/1/2006         369,950.00         363,778.47

LOANID               PURPOSE       DOC                               OAPPVAL          FRTRDATE       CEILING       FLOOR      CAPINT
------------------------------------------------------------------------------------------------------------------------------------

       135133981     C/O Refi      Full                             523,000.00       00/00/0000            0           0           0
       145641031     R/T Refi      Asset Only                     2,200,000.00       00/00/0000            0           0           0
       145692273     C/O Refi      Asset Only                       555,000.00       00/00/0000            0           0           0
       145705646     C/O Refi      Asset Only                     2,200,000.00       00/00/0000            0           0           0
       145706842     Purchase      Asset Only                       757,000.00       00/00/0000            0           0           0
       145792586     R/T Refi      Asset Only                       893,000.00       00/00/0000            0           0           0
       145828646     R/T Refi      Asset Only                       850,000.00       00/00/0000            0           0           0
       145983839     C/O Refi      AUS                              655,000.00       00/00/0000            0           0           0
       146023247     C/O Refi      Asset Only                       610,000.00       00/00/0000            0           0           0
       146052147     C/O Refi      AUS                              656,500.00       00/00/0000            0           0           0
       146119326     Purchase      Asset Only                     1,000,000.00       00/00/0000            0           0           0
       146124581     R/T Refi      Asset Only                     1,750,000.00       00/00/0000            0           0           0
       146152491     R/T Refi      AUS                              850,000.00       00/00/0000            0           0           0
       146203682     R/T Refi      AUS                              750,000.00       00/00/0000            0           0           0
       146231543     Purchase      Asset Only                       875,000.00       00/00/0000            0           0           0
       146273909     Purchase      Asset Only                     1,450,000.00       00/00/0000            0           0           0
       146334792     R/T Refi      AUS                              660,000.00       00/00/0000            0           0           0
       146347315     R/T Refi      AUS                            1,050,000.00       00/00/0000            0           0           0
       146439666     C/O Refi      Asset Only                       950,000.00       00/00/0000            0           0           0
       146443965     Purchase      Asset Only                       650,000.00       00/00/0000            0           0           0
       146465802     Purchase      Asset Only                     1,450,000.00       00/00/0000            0           0           0
       146491295     R/T Refi      AUS                            1,200,000.00       00/00/0000            0           0           0
       146534813     Purchase      Asset Only                     1,425,000.00       00/00/0000            0           0           0
       146543962     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       146548268     C/O Refi      Asset Only                       845,000.00       00/00/0000            0           0           0
       146578927     Purchase      Asset Only                       545,000.00       00/00/0000            0           0           0
       146674239     C/O Refi      Asset Only                       860,000.00       00/00/0000            0           0           0
       146755327     Purchase      Asset Only                       720,000.00       00/00/0000            0           0           0
       146781497     R/T Refi      Asset Only                       800,000.00       00/00/0000            0           0           0
       146803739     R/T Refi      Asset Only                       725,000.00       00/00/0000            0           0           0
       146804844     Purchase      AUS                              705,000.00       00/00/0000            0           0           0
       146912233     Purchase      AUS                              675,000.00       00/00/0000            0           0           0
       146968235     C/O Refi      AUS                              982,000.00       00/00/0000            0           0           0
       147108351     C/O Refi      Asset Only                     2,000,000.00       00/00/0000            0           0           0
       147164792     C/O Refi      AUS                              950,000.00       00/00/0000            0           0           0
        39239868     Purchase      Asset Only                       285,000.00       00/00/0000            0           0           0
        57831885     C/O Refi      Full                             910,000.00       00/00/0000            0           0           0
        58332677     R/T Refi      Full                           1,350,000.00       00/00/0000            0           0           0
        58408402     Purchase      Asset Only                       730,000.00       00/00/0000            0           0           0
        59436998     R/T Refi      Full                             235,000.00       00/00/0000            0           0           0
        59901132     Purchase      Full                           1,275,000.00       00/00/0000            0           0           0
        60727559     R/T Refi      AUS                              781,000.00       00/00/0000            0           0           0
       143067312     C/O Refi      Full                           2,500,000.00       00/00/0000            0           0           0
       144874989     Purchase      AUS                              750,000.00       00/00/0000            0           0           0
       145461281     Purchase      Full                             650,000.00       00/00/0000            0           0           0
       145820692     R/T Refi      AUS                            1,175,000.00       00/00/0000            0           0           0
       145894234     C/O Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
       146310206     Purchase      Asset Only                     1,650,000.00       00/00/0000            0           0           0
       146387956     Purchase      AUS                            1,305,000.00       00/00/0000            0           0           0
       146441241     R/T Refi      AUS                              775,000.00       00/00/0000            0           0           0
       146477518     R/T Refi      Full                             675,000.00       00/00/0000            0           0           0
       146521331     C/O Refi      AUS                              990,000.00       00/00/0000            0           0           0
       146573324     R/T Refi      AUS                              950,000.00       00/00/0000            0           0           0
       146627849     C/O Refi      AUS                              232,000.00       00/00/0000            0           0           0
       146634571     Purchase      Asset Only                     1,140,000.00       00/00/0000            0           0           0
       146635636     Purchase      Asset Only                       775,000.00       00/00/0000            0           0           0
       146639869     C/O Refi      Asset Only                       550,000.00       00/00/0000            0           0           0
       146640396     Purchase      AUS                              670,000.00       00/00/0000            0           0           0
       146648787     Purchase      AUS                              438,000.00       00/00/0000            0           0           0
       146652581     C/O Refi      AUS                              590,000.00       00/00/0000            0           0           0
       146656772     C/O Refi      AUS                              560,000.00       00/00/0000            0           0           0
       146683172     R/T Refi      Asset Only                       650,000.00       00/00/0000            0           0           0
       146765516     C/O Refi      Asset Only                       865,000.00       00/00/0000            0           0           0
       146790803     R/T Refi      Asset Only                       892,000.00       00/00/0000            0           0           0
       146798756     C/O Refi      AUS                              580,000.00       00/00/0000            0           0           0
       146807292     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       146878897     Purchase      AUS                              795,000.00       00/00/0000            0           0           0
       146879341     Purchase      Full                           2,800,000.00       00/00/0000            0           0           0
       146881602     Purchase      AUS                              662,000.00       00/00/0000            0           0           0
       146906573     Purchase      AUS                              550,000.00       00/00/0000            0           0           0
       146933817     Purchase      AUS                              545,000.00       00/00/0000            0           0           0
       146962113     C/O Refi      AUS                            1,025,000.00       00/00/0000            0           0           0
       147007116     C/O Refi      AUS                              850,000.00       00/00/0000            0           0           0
       147053581     Purchase      AUS                              830,000.00       00/00/0000            0           0           0
       147068837     Purchase      AUS                              646,000.00       00/00/0000            0           0           0
       147081749     Purchase      Asset Only                       610,000.00       00/00/0000            0           0           0
       147099147     Purchase      AUS                              630,000.00       00/00/0000            0           0           0
       147129712     R/T Refi      AUS                              625,000.00       00/00/0000            0           0           0
       147137442     Purchase      AUS                              750,000.00       00/00/0000            0           0           0
       147142871     R/T Refi      AUS                              850,000.00       00/00/0000            0           0           0
       147165161     R/T Refi      AUS                              957,000.00       00/00/0000            0           0           0
       147173694     Purchase      AUS                              537,000.00       00/00/0000            0           0           0
       147175897     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       147197792     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       147199723     Purchase      AUS                              530,500.00       00/00/0000            0           0           0
       147237986     Purchase      AUS                              700,000.00       00/00/0000            0           0           0
       147286553     Purchase      AUS                              625,000.00       00/00/0000            0           0           0
       147310924     C/O Refi      AUS                              612,000.00       00/00/0000            0           0           0
       147338883     C/O Refi      AUS                              815,000.00       00/00/0000            0           0           0
       147343792     R/T Refi      AUS                              630,000.00       00/00/0000            0           0           0
       147348288     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       147400816     Purchase      AUS                              599,000.00       00/00/0000            0           0           0
       147406268     C/O Refi      AUS                              581,000.00       00/00/0000            0           0           0
       147407068     C/O Refi      Asset Only                       750,000.00       00/00/0000            0           0           0
       147416622     R/T Refi      AUS                              770,000.00       00/00/0000            0           0           0
       147419105     Purchase      AUS                              655,000.00       00/00/0000            0           0           0
       147429963     Purchase      AUS                              760,000.00       00/00/0000            0           0           0
       147438329     R/T Refi      AUS                              780,000.00       00/00/0000            0           0           0
       147438337     R/T Refi      Asset Only                       795,000.00       00/00/0000            0           0           0
       147441307     C/O Refi      AUS                              705,000.00       00/00/0000            0           0           0
       147445373     C/O Refi      AUS                              810,000.00       00/00/0000            0           0           0
       147449649     R/T Refi      AUS                              700,000.00       00/00/0000            0           0           0
       147460893     C/O Refi      AUS                              560,000.00       00/00/0000            0           0           0
       147466684     Purchase      AUS                              535,000.00       00/00/0000            0           0           0
       147468524     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       147475594     R/T Refi      AUS                            1,020,000.00       00/00/0000            0           0           0
       147480636     Purchase      AUS                              670,000.00       00/00/0000            0           0           0
       147481618     C/O Refi      Asset Only                     1,750,000.00       00/00/0000            0           0           0
       147483366     Purchase      AUS                              547,000.00       00/00/0000            0           0           0
       147492417     Purchase      AUS                              525,000.00       00/00/0000            0           0           0
       147500656     Purchase      AUS                              527,000.00       00/00/0000            0           0           0
       147502181     Purchase      AUS                              618,000.00       00/00/0000            0           0           0
       147506679     Purchase      AUS                              685,000.00       00/00/0000            0           0           0
       147510887     Purchase      AUS                              975,000.00       00/00/0000            0           0           0
       147515431     R/T Refi      AUS                              638,000.00       00/00/0000            0           0           0
       147516504     Purchase      AUS                              480,000.00       00/00/0000            0           0           0
       147519045     C/O Refi      AUS                              800,000.00       00/00/0000            0           0           0
       147522601     C/O Refi      AUS                              637,000.00       00/00/0000            0           0           0
       147542302     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       147543243     R/T Refi      AUS                              790,000.00       00/00/0000            0           0           0
       147547723     C/O Refi      AUS                            1,000,000.00       00/00/0000            0           0           0
       147550388     C/O Refi      AUS                              800,000.00       00/00/0000            0           0           0
       147553457     C/O Refi      AUS                              855,000.00       00/00/0000            0           0           0
       147559264     R/T Refi      Asset Only                       522,000.00       00/00/0000            0           0           0
       147564249     Purchase      AUS                              680,000.00       00/00/0000            0           0           0
       147564637     R/T Refi      AUS                              946,000.00       00/00/0000            0           0           0
       147568299     Purchase      AUS                              615,000.00       00/00/0000            0           0           0
       147575146     R/T Refi      AUS                              695,000.00       00/00/0000            0           0           0
       147581656     R/T Refi      Full                           2,000,000.00       00/00/0000            0           0           0
       147584205     C/O Refi      AUS                              893,000.00       00/00/0000            0           0           0
       147592364     C/O Refi      AUS                              820,000.00       00/00/0000            0           0           0
       147601082     Purchase      AUS                              730,000.00       00/00/0000            0           0           0
       147601926     R/T Refi      Asset Only                       900,000.00       00/00/0000            0           0           0
       147605794     Purchase      AUS                              540,000.00       00/00/0000            0           0           0
       147612386     R/T Refi      AUS                              900,000.00       00/00/0000            0           0           0
       147615413     C/O Refi      AUS                              690,000.00       00/00/0000            0           0           0
       147618177     C/O Refi      AUS                              869,000.00       00/00/0000            0           0           0
       147621312     C/O Refi      AUS                              580,000.00       00/00/0000            0           0           0
       147627343     Purchase      AUS                              605,000.00       00/00/0000            0           0           0
       147630396     Purchase      AUS                              792,000.00       00/00/0000            0           0           0
       147632772     C/O Refi      AUS                              587,000.00       00/00/0000            0           0           0
       147633663     C/O Refi      AUS                              815,000.00       00/00/0000            0           0           0
       147636104     Purchase      Full                             710,000.00       00/00/0000            0           0           0
       147640957     R/T Refi      Asset Only                       648,500.00       00/00/0000            0           0           0
       147642805     C/O Refi      AUS                              996,000.00       00/00/0000            0           0           0
       147643464     R/T Refi      Asset Only                       598,000.00       00/00/0000            0           0           0
       147649586     C/O Refi      AUS                              756,000.00       00/00/0000            0           0           0
       147650162     C/O Refi      AUS                              750,000.00       00/00/0000            0           0           0
       147650618     Purchase      Full                             875,000.00       00/00/0000            0           0           0
       147655732     Purchase      AUS                              586,000.00       00/00/0000            0           0           0
       147656516     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       147658306     C/O Refi      Asset Only                     1,035,000.00       00/00/0000            0           0           0
       147660237     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       147674782     C/O Refi      Income Only                      740,000.00       00/00/0000            0           0           0
       147689285     C/O Refi      AUS                              925,000.00       00/00/0000            0           0           0
       147690978     Purchase      AUS                              660,000.00       00/00/0000            0           0           0
       147702658     C/O Refi      AUS                              572,000.00       00/00/0000            0           0           0
       147710735     Purchase      Full                             960,000.00       00/00/0000            0           0           0
       147717359     Purchase      AUS                              595,000.00       00/00/0000            0           0           0
       147722003     C/O Refi      AUS                              523,000.00       00/00/0000            0           0           0
       147722722     C/O Refi      AUS                              665,000.00       00/00/0000            0           0           0
       147727572     C/O Refi      AUS                              710,000.00       00/00/0000            0           0           0
       147742944     Purchase      Full                             340,000.00       00/00/0000            0           0           0
       147752935     C/O Refi      AUS                              788,000.00       00/00/0000            0           0           0
       147756316     C/O Refi      Full                           1,100,000.00       00/00/0000            0           0           0
       147757736     Purchase      AUS                              527,000.00       00/00/0000            0           0           0
       147762561     R/T Refi      Asset Only                       855,000.00       00/00/0000            0           0           0
       147769541     Purchase      AUS                            1,080,000.00       00/00/0000            0           0           0
       147772289     Purchase      AUS                              660,000.00       00/00/0000            0           0           0
       147777536     C/O Refi      Full                           1,330,000.00       00/00/0000            0           0           0
       147787543     C/O Refi      AUS                              635,000.00       00/00/0000            0           0           0
       147792303     R/T Refi      AUS                            1,070,000.00       00/00/0000            0           0           0
       147801153     C/O Refi      AUS                              665,000.00       00/00/0000            0           0           0
       147816441     C/O Refi      Asset Only                       624,000.00       00/00/0000            0           0           0
       147829741     Purchase      AUS                              568,000.00       00/00/0000            0           0           0
       147838759     C/O Refi      AUS                              850,000.00       00/00/0000            0           0           0
       147843031     Purchase      Asset Only                       567,500.00       00/00/0000            0           0           0
       147843676     C/O Refi      AUS                              600,000.00       00/00/0000            0           0           0
       147843817     Purchase      Full                             780,000.00       00/00/0000            0           0           0
       147844658     Purchase      Full                           3,050,000.00       00/00/0000            0           0           0
       147851125     Purchase      AUS                              618,300.00       00/00/0000            0           0           0
       147855266     Purchase      AUS                              555,000.00       00/00/0000            0           0           0
       147875918     Purchase      Asset Only                       800,000.00       00/00/0000            0           0           0
       147882138     R/T Refi      Asset Only                     1,000,000.00       00/00/0000            0           0           0
       147900666     Purchase      AUS                              620,000.00       00/00/0000            0           0           0
       147902639     C/O Refi      AUS                              730,000.00       00/00/0000            0           0           0
       147902647     R/T Refi      AUS                              655,000.00       00/00/0000            0           0           0
       147912752     Purchase      Full                             440,000.00       00/00/0000            0           0           0
       147914618     R/T Refi      Full                             800,000.00       00/00/0000            0           0           0
       147915268     Purchase      Full                           1,325,000.00       00/00/0000            0           0           0
       147919021     Purchase      AUS                            1,126,000.00       00/00/0000            0           0           0
       147928774     Purchase      Full                             576,000.00       00/00/0000            0           0           0
       147929731     Purchase      AUS                              795,000.00       00/00/0000            0           0           0
       147933568     C/O Refi      Asset Only                     1,775,000.00       00/00/0000            0           0           0
       147956114     Purchase      AUS                              755,000.00       00/00/0000            0           0           0
       147983589     C/O Refi      AUS                              675,000.00       00/00/0000            0           0           0
       147996581     C/O Refi      Asset Only                       800,000.00       00/00/0000            0           0           0
       148011414     C/O Refi      Asset Only                     1,400,000.00       00/00/0000            0           0           0
       148019169     C/O Refi      Full                             890,000.00       00/00/0000            0           0           0
       148026024     Purchase      AUS                              725,000.00       00/00/0000            0           0           0
       148031149     C/O Refi      Asset Only                       715,000.00       00/00/0000            0           0           0
       148032121     R/T Refi      AUS                              511,000.00       00/00/0000            0           0           0
       148039621     Purchase      AUS                              760,000.00       00/00/0000            0           0           0
       148061658     C/O Refi      AUS                              630,000.00       00/00/0000            0           0           0
       148088453     R/T Refi      Asset Only                       420,000.00       00/00/0000            0           0           0
       148095201     R/T Refi      AUS                              386,000.00       00/00/0000            0           0           0
       148151368     C/O Refi      AUS                              625,000.00       00/00/0000            0           0           0
       148155054     R/T Refi      Asset Only                       725,000.00       00/00/0000            0           0           0
       148199557     Purchase      Asset Only                       315,000.00       00/00/0000            0           0           0
       148204563     Purchase      Asset Only                       221,000.00       00/00/0000            0           0           0
       148236888     Purchase      Asset Only                       222,000.00       00/00/0000            0           0           0
       148243637     C/O Refi      Asset Only                       330,000.00       00/00/0000            0           0           0
       148283633     Purchase      Asset Only                       320,000.00       00/00/0000            0           0           0
       148283724     R/T Refi      Full                             205,000.00       00/00/0000            0           0           0
       148310337     Purchase      Asset Only                     1,325,000.00       00/00/0000            0           0           0
       148310857     C/O Refi      AUS                              635,000.00       00/00/0000            0           0           0
       148313513     Purchase      Asset Only                       228,000.00       00/00/0000            0           0           0
       148316524     Purchase      Full                           1,575,000.00       00/00/0000            0           0           0
       148316581     C/O Refi      AUS                              650,000.00       00/00/0000            0           0           0
       148320922     C/O Refi      Asset Only                       565,000.00       00/00/0000            0           0           0
       148324346     Purchase      Asset Only                       222,000.00       00/00/0000            0           0           0
       148330319     C/O Refi      Asset Only                       390,000.00       00/00/0000            0           0           0
       148341332     R/T Refi      Asset Only                       406,000.00       00/00/0000            0           0           0
       148342348     C/O Refi      Asset Only                       755,000.00       00/00/0000            0           0           0
       148373996     C/O Refi      Asset Only                       335,000.00       00/00/0000            0           0           0
       148374929     C/O Refi      Asset Only                       418,000.00       00/00/0000            0           0           0
       148429509     Purchase      Asset Only                       240,000.00       00/00/0000            0           0           0
       148433162     R/T Refi      Asset Only                       522,000.00       00/00/0000            0           0           0
       148516495     C/O Refi      AUS                              313,000.00       00/00/0000            0           0           0
       148571276     Purchase      Asset Only                       656,000.00       00/00/0000            0           0           0
       148588486     C/O Refi      Asset Only                       720,000.00       00/00/0000            0           0           0
       148700677     Purchase      Asset Only                       900,000.00       00/00/0000            0           0           0
        40416056     Purchase      Full                             630,000.00       00/00/0000            0           0           0
        40426041     C/O Refi      Full                             810,900.00       00/00/0000            0           0           0
        40435846     Purchase      Full                             705,000.00       00/00/0000            0           0           0
        40443936     Purchase      Full                           1,815,000.00       00/00/0000            0           0           0
        40453807     R/T Refi      Full                           1,170,000.00       00/00/0000            0           0           0
          902103     Purchase      SIVA                             521,000.00       00/00/0000            0           0           0
      9000013265     Purchase      Stated/Voa                       605,000.00       00/00/0000            0           0           0
      9000013019     C/O Refi      Full                             945,000.00       00/00/0000            0           0           0
      9000013787     Purchase      Stated/Voa                     1,575,000.00       00/00/0000            0           0           0
      9000011324     C/O Refi      Verbal Verify                    724,000.00       00/00/0000            0           0           0
         4364730     Purchase      Stated/Voa                     2,050,000.00       00/00/0000            0           0           0
        34824128     R/T Refi      FAD(Full or Alt or AUS)        1,270,000.00       00/00/0000            0           0           0
       143804532     R/T Refi      NIV                            2,600,000.00       00/00/0000            0           0           0
       143815884     R/T Refi      NIV                            2,375,000.00       00/00/0000            0           0           0
       144075553     C/O Refi      PS(1 paystub & verbal VOE)       620,000.00       00/00/0000            0           0           0
       144171477     C/O Refi      NIV                            2,000,000.00       00/00/0000            0           0           0
       144174315     C/O Refi      NIV                            1,550,000.00       00/00/0000            0           0           0
       202309134     Purchase      FAD(Full or Alt or AUS)          645,000.00       00/00/0000            0           0           0
       202485827     R/T Refi      FAD(Full or Alt or AUS)        1,275,000.00       00/00/0000            0           0           0
       202525366     C/O Refi      PS(1 paystub & verbal VOE)       850,000.00       00/00/0000            0           0           0
       202540845     Purchase      FAD(Full or Alt or AUS)        1,270,000.00       00/00/0000            0           0           0
       202592358     R/T Refi      NIV                              870,000.00       00/00/0000            0           0           0
         4319371     R/T Refi      Stated/Voa                       540,000.00       00/00/0000            0           0           0
         4345869     R/T Refi      Stated/Voa                       720,000.00       00/00/0000            0           0           0
         4399909     C/O Refi      Full/No Ratio                    700,000.00       00/00/0000            0           0           0
         4401812     R/T Refi      Stated/Voa                     1,325,000.00       00/00/0000            0           0           0
         4403367     C/O Refi      Stated/Voa                       800,000.00       00/00/0000            0           0           0
         4411117     C/O Refi      Full/No Ratio                    595,000.00       00/00/0000            0           0           0
         4411892     C/O Refi      Stated/Voa                       675,000.00       00/00/0000            0           0           0
         4422013     C/O Refi      Stated/Voa                       720,000.00       00/00/0000            0           0           0
       686576216     R/T Refi      Reduced                        1,600,000.00       00/00/0000            0           0           0
       704408897     C/O Refi      Full                           3,900,000.00       00/00/0000            0           0           0
       704663483     C/O Refi      Reduced                        2,350,000.00       00/00/0000            0           0           0
       704948496     C/O Refi      Reduced                          800,000.00       00/00/0000            0           0           0
       705372167     R/T Refi      Reduced                          555,000.00       00/00/0000            0           0           0
       705926822     R/T Refi      Streamline                     1,400,000.00       00/00/0000            0           0           0
       707236857     R/T Refi      Streamline                     1,200,000.00       00/00/0000            0           0           0
       707872040     Purchase      Reduced                          741,000.00       00/00/0000            0           0           0
       708425160     Purchase      Full                             565,000.00       00/00/0000            0           0           0
       709876932     Purchase      Full                             760,000.00       00/00/0000            0           0           0
       709958383     C/O Refi      Reduced                          575,000.00       00/00/0000            0           0           0
       712817246     C/O Refi      Full                           1,150,000.00       00/00/0000            0           0           0
        47462601     R/T Refi      Full                           1,800,000.00       00/00/0000            0           0           0
       634040596     R/T Refi      Full                           2,300,000.00       00/00/0000            0           0           0
       634279350     Purchase      Reduced                          536,000.00       00/00/0000            0           0           0
       642048375     Purchase      Reduced                          950,000.00       00/00/0000            0           0           0
      3050969264     Purchase      Reduced                          724,000.00       00/00/0000            0           0           0
      3051013955     R/T Refi      Full                           2,400,000.00       00/00/0000            0           0           0
      3051147720     R/T Refi      Reduced                          725,000.00       00/00/0000            0           0           0
      3060193970     Purchase      Full                           1,900,000.00       00/00/0000            0           0           0
      3060280009     Purchase      Full                           1,300,000.00       00/00/0000            0           0           0
      3060282948     C/O Refi      Reduced                        1,000,000.00       00/00/0000            0           0           0
      3060298951     R/T Refi      Reduced                        1,188,000.00       00/00/0000            0           0           0
      3060410663     R/T Refi      Full                           1,517,000.00       00/00/0000            0           0           0
      3060412040     C/O Refi      Full                           1,335,000.00       00/00/0000            0           0           0
      3060478421     Purchase      Reduced                          900,000.00       00/00/0000            0           0           0
      3060528084     Purchase      Reduced                          530,000.00       00/00/0000            0           0           0
      3060566852     C/O Refi      Full                           1,800,000.00       00/00/0000            0           0           0
      3060567678     C/O Refi      Reduced                          670,000.00       00/00/0000            0           0           0
      3060577347     Purchase      Reduced                        1,120,000.00       00/00/0000            0           0           0
      3060597485     R/T Refi      Full                           4,400,000.00       00/00/0000            0           0           0
      3060598731     R/T Refi      Streamline                       880,000.00       00/00/0000            0           0           0
      3060657826     C/O Refi      Reduced                          880,000.00       00/00/0000            0           0           0
      3060661638     Purchase      Reduced                          635,000.00       00/00/0000            0           0           0
      3060725532     Purchase      Reduced                        2,800,000.00       00/00/0000            0           0           0
      3060790130     C/O Refi      Full                           1,580,000.00       00/00/0000            0           0           0
      3060798430     Purchase      Reduced                          756,500.00       00/00/0000            0           0           0
      3060841990     R/T Refi      Reduced                          750,000.00       00/00/0000            0           0           0
      3060854563     R/T Refi      Reduced                        1,750,000.00       00/00/0000            0           0           0
      3060870429     R/T Refi      Full                           1,800,000.00       00/00/0000            0           0           0
      3060935131     R/T Refi      Reduced                        1,575,000.00       00/00/0000            0           0           0
      3060937541     Purchase      Reduced                        1,041,980.00       00/00/0000            0           0           0
      3060983511     R/T Refi      Reduced                          820,000.00       00/00/0000            0           0           0
      3061055673     Purchase      Full                           2,300,000.00       00/00/0000            0           0           0
      3061197608     Purchase      Reduced                          695,000.00       00/00/0000            0           0           0
      3051015067     Purchase      Full                           1,870,000.00       00/00/0000            0           0           0
      3060917113     C/O Refi      Reduced                          695,000.00       00/00/0000            0           0           0
      3060837048     C/O Refi      Reduced                        1,700,000.00       00/00/0000            0           0           0
      3060545062     Purchase      Reduced                          740,000.00       00/00/0000            0           0           0
      3051141756     C/O Refi      Full                           2,200,000.00       00/00/0000            0           0           0
       641918164     R/T Refi      Reduced                          575,000.00       00/00/0000            0           0           0
       642013866     R/T Refi      Full                           2,290,000.00       00/00/0000            0           0           0
        47186341     R/T Refi      Asset Only                     1,150,000.00       00/00/0000            0           0           0
        48487599     R/T Refi      Asset Only                       587,000.00       00/00/0000            0           0           0
        52639408     Purchase      Full                             322,000.00       00/00/0000            0           0           0
        53058871     Purchase      Full                           1,510,000.00       00/00/0000            0           0           0
        54986419     Purchase      Asset Only                       690,000.00       00/00/0000            0           0           0
        55134126     C/O Refi      Full                           3,750,000.00       00/00/0000            0           0           0
        56653942     C/O Refi      Asset Only                     1,400,000.00       00/00/0000            0           0           0
        57717654     Purchase      Full                             999,000.00       00/00/0000            0           0           0
        58550492     C/O Refi      Full                             750,000.00       00/00/0000            0           0           0
        59360347     R/T Refi      Full                           1,400,000.00       00/00/0000            0           0           0
        59545921     C/O Refi      Full                           6,400,000.00       00/00/0000            0           0           0
        59554865     C/O Refi      Asset Only                       995,000.00       00/00/0000            0           0           0
        59571018     R/T Refi      Asset Only                     5,000,000.00       00/00/0000            0           0           0
        59578575     Purchase      Full                             194,000.00       00/00/0000            0           0           0
        59580548     C/O Refi      Asset Only                     5,500,000.00       00/00/0000            0           0           0
        59698779     Purchase      Full                           3,680,000.00       00/00/0000            0           0           0
        59742361     R/T Refi      Full                             775,000.00       00/00/0000            0           0           0
        59755892     R/T Refi      Asset Only                       662,000.00       00/00/0000            0           0           0
        59775478     C/O Refi      Asset Only                     2,680,000.00       00/00/0000            0           0           0
        59970202     Purchase      Full                           2,700,000.00       00/00/0000            0           0           0
        59979161     C/O Refi      Asset Only                     1,850,000.00       00/00/0000            0           0           0
        59994491     C/O Refi      Asset Only                     1,560,000.00       00/00/0000            0           0           0
        60046042     R/T Refi      Asset Only                     1,300,000.00       00/00/0000            0           0           0
        60125382     Purchase      Asset Only                       565,000.00       00/00/0000            0           0           0
        60159464     C/O Refi      Full                             640,000.00       00/00/0000            0           0           0
        60185485     C/O Refi      Asset Only                     1,025,000.00       00/00/0000            0           0           0
        60239282     Purchase      Full                           2,225,000.00       00/00/0000            0           0           0
        60250883     C/O Refi      Asset Only                     2,200,000.00       00/00/0000            0           0           0
        60252202     C/O Refi      Asset Only                     1,125,000.00       00/00/0000            0           0           0
        60265626     C/O Refi      Asset Only                       690,000.00       00/00/0000            0           0           0
        60271624     C/O Refi      Full                           7,019,000.00       00/00/0000            0           0           0
        60274503     C/O Refi      Asset Only                     1,700,000.00       00/00/0000            0           0           0
        60293438     C/O Refi      Asset Only                     2,200,000.00       00/00/0000            0           0           0
        60310711     Purchase      Full                           1,310,000.00       00/00/0000            0           0           0
        60377157     C/O Refi      Asset Only                     2,190,000.00       00/00/0000            0           0           0
        60470762     C/O Refi      Full                           1,600,000.00       00/00/0000            0           0           0
        60478781     C/O Refi      Asset Only                       700,000.00       00/00/0000            0           0           0
        60485968     Purchase      Full                           1,320,000.00       00/00/0000            0           0           0
        60525342     C/O Refi      Asset Only                     1,400,000.00       00/00/0000            0           0           0
        60541273     Purchase      Asset Only                       725,000.00       00/00/0000            0           0           0
        60542156     R/T Refi      Asset Only                       738,000.00       00/00/0000            0           0           0
        60558475     C/O Refi      Asset Only                       765,000.00       00/00/0000            0           0           0
        60600335     R/T Refi      AUS                              780,000.00       00/00/0000            0           0           0
        60641123     C/O Refi      Full                           1,010,000.00       00/00/0000            0           0           0
        60659406     C/O Refi      Asset Only                     2,800,000.00       00/00/0000            0           0           0
        60682317     C/O Refi      Full                           5,400,000.00       00/00/0000            0           0           0
        60682689     C/O Refi      Asset Only                     1,210,000.00       00/00/0000            0           0           0
        60755212     C/O Refi      Full                           3,500,000.00       00/00/0000            0           0           0
        60768629     R/T Refi      Full                           1,375,000.00       00/00/0000            0           0           0
        60781051     Purchase      Asset Only                     1,850,000.00       00/00/0000            0           0           0
        60786134     Purchase      Asset Only                       899,000.00       00/00/0000            0           0           0
        60800331     Purchase      Asset Only                     1,400,000.00       00/00/0000            0           0           0
        60800349     R/T Refi      Asset Only                     1,800,000.00       00/00/0000            0           0           0
        60854916     R/T Refi      AUS                              112,000.00       00/00/0000            0           0           0
        60923653     Purchase      Full                             925,000.00       00/00/0000            0           0           0
        60961273     R/T Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
        61019907     Purchase      Asset Only                     2,300,000.00       00/00/0000            0           0           0
        61071098     C/O Refi      Asset Only                     1,600,000.00       00/00/0000            0           0           0
        61079802     Purchase      Asset Only                     1,265,000.00       00/00/0000            0           0           0
        61168266     R/T Refi      AUS                               85,000.00       00/00/0000            0           0           0
        61449674     Purchase      Asset Only                     1,350,000.00       00/00/0000            0           0           0
        61491833     Purchase      Asset Only                       605,000.00       00/00/0000            0           0           0
        61668968     C/O Refi      Asset Only                       400,000.00       00/00/0000            0           0           0
        61828745     Purchase      Full                           1,490,000.00       00/00/0000            0           0           0
       143548337     Purchase      AUS                              695,000.00       00/00/0000            0           0           0
       144009487     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       144434412     Purchase      AUS                              536,000.00       00/00/0000            0           0           0
       145353611     Purchase      Asset Only                       988,000.00       00/00/0000            0           0           0
       145493961     C/O Refi      Asset Only                       355,000.00       00/00/0000            0           0           0
       146064183     Purchase      AUS                              735,000.00       00/00/0000            0           0           0
       146127501     C/O Refi      Asset Only                       710,000.00       00/00/0000            0           0           0
       146193446     Purchase      AUS                              536,000.00       00/00/0000            0           0           0
       146197751     Purchase      Full                           3,000,000.00       00/00/0000            0           0           0
       146335435     C/O Refi      AUS                              515,000.00       00/00/0000            0           0           0
       146402607     Purchase      AUS                              575,260.00       00/00/0000            0           0           0
       146466446     Purchase      Asset Only                       375,000.00       00/00/0000            0           0           0
       146483946     Purchase      Asset Only                       666,000.00       00/00/0000            0           0           0
       146623962     C/O Refi      Asset Only                       690,000.00       00/00/0000            0           0           0
       146681952     C/O Refi      Asset Only                       691,000.00       00/00/0000            0           0           0
       146690003     Purchase      AUS                              621,000.00       00/00/0000            0           0           0
       146740303     C/O Refi      Asset Only                       725,000.00       00/00/0000            0           0           0
       146882592     Purchase      AUS                              615,000.00       00/00/0000            0           0           0
       146908249     Purchase      AUS                              679,000.00       00/00/0000            0           0           0
       146913082     Purchase      Asset Only                       530,000.00       00/00/0000            0           0           0
       146923867     Purchase      AUS                              566,000.00       00/00/0000            0           0           0
       146944228     Purchase      Full                           1,300,000.00       00/00/0000            0           0           0
       146954458     Purchase      AUS                            1,100,000.00       00/00/0000            0           0           0
       146957782     R/T Refi      AUS                              709,000.00       00/00/0000            0           0           0
       147065833     Purchase      Asset Only                       659,000.00       00/00/0000            0           0           0
       147079206     Purchase      AUS                              790,000.00       00/00/0000            0           0           0
       147120414     C/O Refi      Asset Only                       310,000.00       00/00/0000            0           0           0
       147132526     C/O Refi      AUS                              720,000.00       00/00/0000            0           0           0
       147150825     Purchase      Full                           1,010,000.00       00/00/0000            0           0           0
       147176226     Purchase      AUS                              675,000.00       00/00/0000            0           0           0
       147176317     Purchase      AUS                              950,000.00       00/00/0000            0           0           0
       147206056     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       147212971     Purchase      AUS                              570,000.00       00/00/0000            0           0           0
       147214753     C/O Refi      AUS                              627,000.00       00/00/0000            0           0           0
       147217137     Purchase      Full                             670,000.00       00/00/0000            0           0           0
       147248959     C/O Refi      AUS                              516,000.00       00/00/0000            0           0           0
       147265896     C/O Refi      Asset Only                       565,000.00       00/00/0000            0           0           0
       147267744     R/T Refi      AUS                              750,000.00       00/00/0000            0           0           0
       147276497     R/T Refi      Asset Only                       675,000.00       00/00/0000            0           0           0
       147298947     C/O Refi      AUS                              780,000.00       00/00/0000            0           0           0
       147338073     Purchase      Asset Only                       659,000.00       00/00/0000            0           0           0
       147362685     R/T Refi      AUS                              587,000.00       00/00/0000            0           0           0
       147393441     R/T Refi      AUS                              739,000.00       00/00/0000            0           0           0
       147398515     Purchase      AUS                            1,225,000.00       00/00/0000            0           0           0
       147399802     Purchase      AUS                              578,000.00       00/00/0000            0           0           0
       147430102     Purchase      AUS                              570,000.00       00/00/0000            0           0           0
       147440721     Purchase      AUS                              545,000.00       00/00/0000            0           0           0
       147481279     Purchase      Asset Only                     1,998,000.00       00/00/0000            0           0           0
       147498224     C/O Refi      AUS                            1,750,000.00       00/00/0000            0           0           0
       147515795     R/T Refi      Asset Only                     2,275,000.00       00/00/0000            0           0           0
       147516652     R/T Refi      AUS                              800,000.00       00/00/0000            0           0           0
       147530331     C/O Refi      Full                           1,560,000.00       00/00/0000            0           0           0
       147530646     Purchase      AUS                              952,500.00       00/00/0000            0           0           0
       147559199     C/O Refi      AUS                              637,000.00       00/00/0000            0           0           0
       147563399     Purchase      Full                           1,925,000.00       00/00/0000            0           0           0
       147565386     R/T Refi      AUS                            1,130,000.00       00/00/0000            0           0           0
       147567523     Purchase      AUS                              635,000.00       00/00/0000            0           0           0
       147568729     C/O Refi      AUS                              975,000.00       00/00/0000            0           0           0
       147579536     C/O Refi      AUS                              830,000.00       00/00/0000            0           0           0
       147582217     C/O Refi      AUS                              810,000.00       00/00/0000            0           0           0
       147584973     C/O Refi      AUS                              900,000.00       00/00/0000            0           0           0
       147595888     R/T Refi      Full                             640,000.00       00/00/0000            0           0           0
       147596563     R/T Refi      AUS                              628,000.00       00/00/0000            0           0           0
       147604656     Purchase      AUS                              830,000.00       00/00/0000            0           0           0
       147607733     Purchase      AUS                              585,000.00       00/00/0000            0           0           0
       147610687     C/O Refi      AUS                              610,000.00       00/00/0000            0           0           0
       147611958     C/O Refi      Asset Only                       858,000.00       00/00/0000            0           0           0
       147614044     Purchase      AUS                              672,604.00       00/00/0000            0           0           0
       147614218     C/O Refi      AUS                              770,000.00       00/00/0000            0           0           0
       147616122     Purchase      AUS                              565,000.00       00/00/0000            0           0           0
       147616734     C/O Refi      AUS                              600,000.00       00/00/0000            0           0           0
       147623656     C/O Refi      AUS                              850,000.00       00/00/0000            0           0           0
       147636872     C/O Refi      AUS                              915,000.00       00/00/0000            0           0           0
       147642052     C/O Refi      AUS                              550,000.00       00/00/0000            0           0           0
       147648661     C/O Refi      Asset Only                       675,000.00       00/00/0000            0           0           0
       147648885     C/O Refi      AUS                              755,000.00       00/00/0000            0           0           0
       147654446     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       147654669     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       147657738     C/O Refi      AUS                              875,000.00       00/00/0000            0           0           0
       147681951     C/O Refi      AUS                            1,200,000.00       00/00/0000            0           0           0
       147690291     C/O Refi      AUS                              620,000.00       00/00/0000            0           0           0
       147694376     C/O Refi      AUS                              530,000.00       00/00/0000            0           0           0
       147701411     Purchase      Full                             630,000.00       00/00/0000            0           0           0
       147709026     Purchase      AUS                              590,000.00       00/00/0000            0           0           0
       147727747     Purchase      Asset Only                       540,000.00       00/00/0000            0           0           0
       147744288     Purchase      Full                             602,000.00       00/00/0000            0           0           0
       147750889     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       147767438     C/O Refi      AUS                              890,000.00       00/00/0000            0           0           0
       147772172     Purchase      AUS                              719,000.00       00/00/0000            0           0           0
       147774525     R/T Refi      AUS                            1,525,000.00       00/00/0000            0           0           0
       147777296     Purchase      Full                             950,000.00       00/00/0000            0           0           0
       147785794     C/O Refi      AUS                              650,000.00       00/00/0000            0           0           0
       147790224     C/O Refi      Asset Only                       610,000.00       00/00/0000            0           0           0
       147791008     C/O Refi      Asset Only                       681,500.00       00/00/0000            0           0           0
       147791149     C/O Refi      Asset Only                     2,290,000.00       00/00/0000            0           0           0
       147797344     C/O Refi      AUS                              975,000.00       00/00/0000            0           0           0
       147803704     Purchase      Asset Only                       655,000.00       00/00/0000            0           0           0
       147804561     C/O Refi      Asset Only                       660,000.00       00/00/0000            0           0           0
       147808885     R/T Refi      Full                           1,080,000.00       00/00/0000            0           0           0
       147809255     C/O Refi      AUS                              580,000.00       00/00/0000            0           0           0
       147828198     R/T Refi      AUS                              980,000.00       00/00/0000            0           0           0
       147841688     C/O Refi      AUS                              650,000.00       00/00/0000            0           0           0
       147850309     C/O Refi      Asset Only                       983,000.00       00/00/0000            0           0           0
       147860779     R/T Refi      AUS                            1,050,000.00       00/00/0000            0           0           0
       147862619     C/O Refi      AUS                              840,000.00       00/00/0000            0           0           0
       147867949     Purchase      Full                           1,635,000.00       00/00/0000            0           0           0
       147869648     Purchase      Asset Only                       685,000.00       00/00/0000            0           0           0
       147875876     R/T Refi      AUS                              720,000.00       00/00/0000            0           0           0
       147878862     Purchase      Asset Only                     1,130,000.00       00/00/0000            0           0           0
       147882492     C/O Refi      AUS                              640,000.00       00/00/0000            0           0           0
       147886113     Purchase      Full                             666,000.00       00/00/0000            0           0           0
       147888408     C/O Refi      Asset Only                       769,000.00       00/00/0000            0           0           0
       147890032     C/O Refi      Asset Only                       875,000.00       00/00/0000            0           0           0
       147893143     R/T Refi      AUS                            2,000,000.00       00/00/0000            0           0           0
       147928287     C/O Refi      AUS                              950,000.00       00/00/0000            0           0           0
       147931844     C/O Refi      Asset Only                       755,000.00       00/00/0000            0           0           0
       147947147     Purchase      AUS                              825,000.00       00/00/0000            0           0           0
       147947501     Purchase      AUS                              979,000.00       00/00/0000            0           0           0
       147955918     Purchase      AUS                              995,000.00       00/00/0000            0           0           0
       147960173     C/O Refi      AUS                              665,000.00       00/00/0000            0           0           0
       147973523     C/O Refi      AUS                              835,000.00       00/00/0000            0           0           0
       147986483     R/T Refi      AUS                              775,000.00       00/00/0000            0           0           0
       147991939     R/T Refi      AUS                              970,000.00       00/00/0000            0           0           0
       147995567     C/O Refi      AUS                              890,000.00       00/00/0000            0           0           0
       147998298     Purchase      AUS                              625,000.00       00/00/0000            0           0           0
       147998306     C/O Refi      Asset Only                       573,000.00       00/00/0000            0           0           0
       147999155     Purchase      Full                             917,768.00       00/00/0000            0           0           0
       147999254     C/O Refi      AUS                              719,000.00       00/00/0000            0           0           0
       147999627     Purchase      AUS                              824,000.00       00/00/0000            0           0           0
       147999841     C/O Refi      AUS                            1,000,000.00       00/00/0000            0           0           0
       148008733     Purchase      AUS                            1,040,000.00       00/00/0000            0           0           0
       148011281     Purchase      AUS                              935,000.00       00/00/0000            0           0           0
       148018385     C/O Refi      Asset Only                       556,000.00       00/00/0000            0           0           0
       148026297     R/T Refi      AUS                              640,000.00       00/00/0000            0           0           0
       148027733     R/T Refi      Full                           3,350,000.00       00/00/0000            0           0           0
       148028525     R/T Refi      AUS                              560,000.00       00/00/0000            0           0           0
       148030158     C/O Refi      AUS                              587,000.00       00/00/0000            0           0           0
       148035736     Purchase      AUS                              622,500.00       00/00/0000            0           0           0
       148036684     C/O Refi      AUS                            3,700,000.00       00/00/0000            0           0           0
       148043581     C/O Refi      Asset Only                       610,000.00       00/00/0000            0           0           0
       148055148     C/O Refi      AUS                              721,500.00       00/00/0000            0           0           0
       148055312     R/T Refi      Asset Only                       780,000.00       00/00/0000            0           0           0
       148059967     R/T Refi      Full                             635,000.00       00/00/0000            0           0           0
       148063514     Purchase      AUS                              751,000.00       00/00/0000            0           0           0
       148066012     C/O Refi      AUS                              760,000.00       00/00/0000            0           0           0
       148068406     C/O Refi      AUS                              750,000.00       00/00/0000            0           0           0
       148069255     C/O Refi      Asset Only                       644,000.00       00/00/0000            0           0           0
       148087463     Purchase      Asset Only                       575,000.00       00/00/0000            0           0           0
       148089162     C/O Refi      AUS                              715,000.00       00/00/0000            0           0           0
       148090053     C/O Refi      AUS                              585,000.00       00/00/0000            0           0           0
       148093065     C/O Refi      AUS                              800,000.00       00/00/0000            0           0           0
       148108897     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       148113988     C/O Refi      AUS                              805,000.00       00/00/0000            0           0           0
       148115884     R/T Refi      AUS                              660,000.00       00/00/0000            0           0           0
       148117914     R/T Refi      AUS                              710,000.00       00/00/0000            0           0           0
       148120835     R/T Refi      AUS                              926,000.00       00/00/0000            0           0           0
       148128531     C/O Refi      Asset Only                       585,000.00       00/00/0000            0           0           0
       148129992     R/T Refi      AUS                              550,000.00       00/00/0000            0           0           0
       148135395     C/O Refi      Full                             552,000.00       00/00/0000            0           0           0
       148143407     R/T Refi      AUS                              690,000.00       00/00/0000            0           0           0
       148144777     C/O Refi      AUS                              656,000.00       00/00/0000            0           0           0
       148145899     C/O Refi      AUS                              775,000.00       00/00/0000            0           0           0
       148148745     R/T Refi      AUS                              531,000.00       00/00/0000            0           0           0
       148159973     R/T Refi      Asset Only                       762,000.00       00/00/0000            0           0           0
       148161417     C/O Refi      Full                           1,050,000.00       00/00/0000            0           0           0
       148161813     C/O Refi      Asset Only                       725,000.00       00/00/0000            0           0           0
       148162803     C/O Refi      AUS                            1,200,000.00       00/00/0000            0           0           0
       148163827     Purchase      Asset Only                       625,000.00       00/00/0000            0           0           0
       148163876     C/O Refi      AUS                              675,000.00       00/00/0000            0           0           0
       148164304     C/O Refi      AUS                              742,000.00       00/00/0000            0           0           0
       148173495     C/O Refi      AUS                            1,000,000.00       00/00/0000            0           0           0
       148174626     R/T Refi      AUS                              830,000.00       00/00/0000            0           0           0
       148184807     C/O Refi      AUS                              590,000.00       00/00/0000            0           0           0
       148184898     C/O Refi      AUS                              635,000.00       00/00/0000            0           0           0
       148195159     R/T Refi      AUS                              995,000.00       00/00/0000            0           0           0
       148209158     C/O Refi      Asset Only                       735,000.00       00/00/0000            0           0           0
       148215296     C/O Refi      Asset Only                     1,120,000.00       00/00/0000            0           0           0
       148220874     C/O Refi      AUS                              550,000.00       00/00/0000            0           0           0
       148221393     C/O Refi      AUS                              950,000.00       00/00/0000            0           0           0
       148223431     C/O Refi      AUS                              680,000.00       00/00/0000            0           0           0
       148224447     Purchase      AUS                              990,000.00       00/00/0000            0           0           0
       148228521     C/O Refi      Asset Only                     1,225,000.00       00/00/0000            0           0           0
       148230386     Purchase      AUS                            1,030,000.00       00/00/0000            0           0           0
       148230444     C/O Refi      Asset Only                       575,000.00       00/00/0000            0           0           0
       148232036     Purchase      AUS                              900,000.00       00/00/0000            0           0           0
       148239254     Purchase      AUS                              600,000.00       00/00/0000            0           0           0
       148250806     Purchase      Asset Only                     1,100,000.00       00/00/0000            0           0           0
       148252828     Purchase      AUS                              705,000.00       00/00/0000            0           0           0
       148274095     C/O Refi      Asset Only                     1,725,000.00       00/00/0000            0           0           0
       148278518     C/O Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
       148278872     C/O Refi      AUS                              815,000.00       00/00/0000            0           0           0
       148279755     C/O Refi      Asset Only                     1,250,000.00       00/00/0000            0           0           0
       148280084     C/O Refi      AUS                            1,850,000.00       00/00/0000            0           0           0
       148280191     Purchase      AUS                              600,000.00       00/00/0000            0           0           0
       148284813     R/T Refi      AUS                              565,000.00       00/00/0000            0           0           0
       148286537     R/T Refi      AUS                              630,000.00       00/00/0000            0           0           0
       148288798     C/O Refi      AUS                              675,000.00       00/00/0000            0           0           0
       148293285     Purchase      AUS                              856,500.00       00/00/0000            0           0           0
       148300569     R/T Refi      AUS                              760,000.00       00/00/0000            0           0           0
       148302037     C/O Refi      Income Only                      521,000.00       00/00/0000            0           0           0
       148302185     Purchase      AUS                              555,000.00       00/00/0000            0           0           0
       148308463     C/O Refi      Asset Only                     1,240,000.00       00/00/0000            0           0           0
       148310113     Purchase      AUS                              730,000.00       00/00/0000            0           0           0
       148325913     C/O Refi      Income Only                      675,000.00       00/00/0000            0           0           0
       148327745     Purchase      Full                           1,400,000.00       00/00/0000            0           0           0
       148330731     Purchase      AUS                            1,089,000.00       00/00/0000            0           0           0
       148330798     C/O Refi      Asset Only                       845,000.00       00/00/0000            0           0           0
       148331309     Purchase      AUS                              768,000.00       00/00/0000            0           0           0
       148334782     Purchase      AUS                              855,000.00       00/00/0000            0           0           0
       148344104     C/O Refi      AUS                              805,000.00       00/00/0000            0           0           0
       148345291     Purchase      AUS                            1,300,000.00       00/00/0000            0           0           0
       148350663     C/O Refi      AUS                              905,000.00       00/00/0000            0           0           0
       148353964     Purchase      AUS                            1,153,000.00       00/00/0000            0           0           0
       148357916     Purchase      AUS                              650,000.00       00/00/0000            0           0           0
       148370729     Purchase      AUS                              620,000.00       00/00/0000            0           0           0
       148372261     C/O Refi      AUS                              735,000.00       00/00/0000            0           0           0
       148374986     C/O Refi      AUS                              885,000.00       00/00/0000            0           0           0
       148375678     R/T Refi      AUS                              750,963.00       00/00/0000            0           0           0
       148401904     C/O Refi      Asset Only                       650,000.00       00/00/0000            0           0           0
       148404791     C/O Refi      Asset Only                       820,000.00       00/00/0000            0           0           0
       148407547     C/O Refi      Asset Only                       430,000.00       00/00/0000            0           0           0
       148409345     Purchase      Asset Only                     1,310,000.00       00/00/0000            0           0           0
       148411168     R/T Refi      AUS                              750,000.00       00/00/0000            0           0           0
       148416464     C/O Refi      Full                           1,368,000.00       00/00/0000            0           0           0
       148417983     Purchase      AUS                              649,000.00       00/00/0000            0           0           0
       148425762     Purchase      AUS                              625,000.00       00/00/0000            0           0           0
       148425986     C/O Refi      Asset Only                     1,600,000.00       00/00/0000            0           0           0
       148427974     Purchase      AUS                              600,000.00       00/00/0000            0           0           0
       148439458     R/T Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
       148443757     C/O Refi      Asset Only                       725,000.00       00/00/0000            0           0           0
       148445216     Purchase      AUS                              560,000.00       00/00/0000            0           0           0
       148466782     C/O Refi      Asset Only                       710,000.00       00/00/0000            0           0           0
       148484884     C/O Refi      AUS                              875,000.00       00/00/0000            0           0           0
       148486459     C/O Refi      Asset Only                       757,000.00       00/00/0000            0           0           0
       148487713     Purchase      AUS                            1,644,000.00       00/00/0000            0           0           0
       148501869     Purchase      AUS                              761,000.00       00/00/0000            0           0           0
       148507775     C/O Refi      AUS                              824,000.00       00/00/0000            0           0           0
       148514581     C/O Refi      AUS                              885,000.00       00/00/0000            0           0           0
       148529118     C/O Refi      Asset Only                       980,000.00       00/00/0000            0           0           0
       148529209     Purchase      Full                           1,600,000.00       00/00/0000            0           0           0
       148531973     C/O Refi      AUS                              665,000.00       00/00/0000            0           0           0
       148537319     C/O Refi      Income Only                      575,000.00       00/00/0000            0           0           0
       148540917     R/T Refi      Asset Only                     1,300,000.00       00/00/0000            0           0           0
       148544463     Purchase      AUS                              634,000.00       00/00/0000            0           0           0
       148563257     C/O Refi      AUS                            1,190,000.00       00/00/0000            0           0           0
       148565682     Purchase      AUS                              900,000.00       00/00/0000            0           0           0
       148578362     C/O Refi      Full                           1,350,000.00       00/00/0000            0           0           0
       148582638     Purchase      AUS                            1,095,000.00       00/00/0000            0           0           0
       148586852     Purchase      AUS                              770,000.00       00/00/0000            0           0           0
       148591803     Purchase      AUS                              765,000.00       00/00/0000            0           0           0
       148592751     C/O Refi      Asset Only                       950,000.00       00/00/0000            0           0           0
       148609605     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       148616154     Purchase      Asset Only                       650,000.00       00/00/0000            0           0           0
       148619273     C/O Refi      AUS                            1,400,000.00       00/00/0000            0           0           0
       148632235     C/O Refi      AUS                              715,000.00       00/00/0000            0           0           0
       148636657     C/O Refi      AUS                              695,000.00       00/00/0000            0           0           0
       148651375     R/T Refi      AUS                              690,000.00       00/00/0000            0           0           0
       148655038     R/T Refi      Asset Only                     1,225,000.00       00/00/0000            0           0           0
       148657802     C/O Refi      AUS                              655,000.00       00/00/0000            0           0           0
       148658628     R/T Refi      Income Only                      600,000.00       00/00/0000            0           0           0
       148660798     C/O Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
       148665193     R/T Refi      Income Only                      765,000.00       00/00/0000            0           0           0
       148667009     C/O Refi      Asset Only                       950,000.00       00/00/0000            0           0           0
       148667785     Purchase      Asset Only                       657,000.00       00/00/0000            0           0           0
       148670805     Purchase      AUS                            1,354,000.00       00/00/0000            0           0           0
       148676869     Purchase      AUS                              626,000.00       00/00/0000            0           0           0
       148680796     R/T Refi      AUS                              950,000.00       00/00/0000            0           0           0
       148681182     Purchase      AUS                              540,500.00       00/00/0000            0           0           0
       148683436     C/O Refi      Asset Only                       640,000.00       00/00/0000            0           0           0
       148684004     Purchase      AUS                              580,000.00       00/00/0000            0           0           0
       148684749     Purchase      AUS                              675,000.00       00/00/0000            0           0           0
       148691322     C/O Refi      AUS                            1,100,000.00       00/00/0000            0           0           0
       148693799     Purchase      Asset Only                       572,000.00       00/00/0000            0           0           0
       148694227     R/T Refi      AUS                              730,000.00       00/00/0000            0           0           0
       148697907     C/O Refi      AUS                            1,020,000.00       00/00/0000            0           0           0
       148698541     C/O Refi      AUS                              650,000.00       00/00/0000            0           0           0
       148698731     Purchase      Full                           1,350,000.00       00/00/0000            0           0           0
       148701733     C/O Refi      AUS                              750,000.00       00/00/0000            0           0           0
       148705619     R/T Refi      Asset Only                       999,999.00       00/00/0000            0           0           0
       148713225     Purchase      AUS                              960,000.00       00/00/0000            0           0           0
       148714132     Purchase      Full                           1,450,000.00       00/00/0000            0           0           0
       148716699     C/O Refi      AUS                              800,000.00       00/00/0000            0           0           0
       148721327     Purchase      Asset Only                       680,000.00       00/00/0000            0           0           0
       148724685     C/O Refi      AUS                              755,000.00       00/00/0000            0           0           0
       148725351     C/O Refi      Asset Only                     1,250,000.00       00/00/0000            0           0           0
       148725518     C/O Refi      AUS                              650,000.00       00/00/0000            0           0           0
       148735087     Purchase      AUS                              735,000.00       00/00/0000            0           0           0
       148737554     R/T Refi      AUS                            1,275,000.00       00/00/0000            0           0           0
       148737703     C/O Refi      AUS                              690,000.00       00/00/0000            0           0           0
       148737984     Purchase      AUS                              525,000.00       00/00/0000            0           0           0
       148739329     R/T Refi      AUS                              905,000.00       00/00/0000            0           0           0
       148739691     Purchase      Asset Only                     1,135,000.00       00/00/0000            0           0           0
       148739774     R/T Refi      AUS                              700,000.00       00/00/0000            0           0           0
       148743065     C/O Refi      AUS                              920,000.00       00/00/0000            0           0           0
       148747041     Purchase      Full                           2,850,000.00       00/00/0000            0           0           0
       148747819     C/O Refi      Asset Only                       615,000.00       00/00/0000            0           0           0
       148754922     R/T Refi      AUS                              570,000.00       00/00/0000            0           0           0
       148756455     Purchase      AUS                              635,000.00       00/00/0000            0           0           0
       148757685     C/O Refi      Asset Only                       900,000.00       00/00/0000            0           0           0
       148760465     C/O Refi      AUS                              600,000.00       00/00/0000            0           0           0
       148760713     Purchase      Asset Only                       929,000.00       00/00/0000            0           0           0
       148767528     R/T Refi      AUS                              750,000.00       00/00/0000            0           0           0
       148769326     C/O Refi      Full                           1,300,000.00       00/00/0000            0           0           0
       148772148     Purchase      Full                           3,200,000.00       00/00/0000            0           0           0
       148773047     Purchase      AUS                              540,000.00       00/00/0000            0           0           0
       148777121     R/T Refi      Full                           1,760,000.00       00/00/0000            0           0           0
       148777253     C/O Refi      AUS                              700,000.00       00/00/0000            0           0           0
       148780679     Purchase      AUS                              805,000.00       00/00/0000            0           0           0
       148788607     Purchase      AUS                              775,000.00       00/00/0000            0           0           0
       148796741     Purchase      AUS                              774,000.00       00/00/0000            0           0           0
       148801046     Purchase      Asset Only                       525,000.00       00/00/0000            0           0           0
       148803299     C/O Refi      AUS                              535,000.00       00/00/0000            0           0           0
       148807381     Purchase      Asset Only                       310,000.00       00/00/0000            0           0           0
       148812126     Purchase      Asset Only                       870,000.00       00/00/0000            0           0           0
       148820111     C/O Refi      AUS                              850,000.00       00/00/0000            0           0           0
       148820129     Purchase      AUS                              795,000.00       00/00/0000            0           0           0
       148825383     R/T Refi      AUS                              579,000.00       00/00/0000            0           0           0
       148826076     C/O Refi      Asset Only                       575,000.00       00/00/0000            0           0           0
       148833569     C/O Refi      Asset Only                       735,000.00       00/00/0000            0           0           0
       148834419     C/O Refi      AUS                              740,000.00       00/00/0000            0           0           0
       148844152     Purchase      Asset Only                       905,000.00       00/00/0000            0           0           0
       148847452     Purchase      Asset Only                       800,000.00       00/00/0000            0           0           0
       148854656     Purchase      AUS                              542,000.00       00/00/0000            0           0           0
       148855265     Purchase      AUS                              665,000.00       00/00/0000            0           0           0
       148861008     R/T Refi      Full                           1,365,000.00       00/00/0000            0           0           0
       148861032     C/O Refi      Asset Only                       325,000.00       00/00/0000            0           0           0
       148866825     Purchase      Asset Only                       528,000.00       00/00/0000            0           0           0
       148885148     C/O Refi      Full                           1,250,000.00       00/00/0000            0           0           0
       148905169     C/O Refi      Asset Only                     1,700,000.00       00/00/0000            0           0           0
       148908957     Purchase      AUS                              875,000.00       00/00/0000            0           0           0
       148914955     C/O Refi      AUS                              775,000.00       00/00/0000            0           0           0
       148920945     R/T Refi      Full                             125,000.00       00/00/0000            0           0           0
       148922743     Purchase      Asset Only                       740,000.00       00/00/0000            0           0           0
       148928633     Purchase      Full                           1,325,000.00       00/00/0000            0           0           0
       148949993     C/O Refi      AUS                              827,000.00       00/00/0000            0           0           0
       148951627     Purchase      AUS                              720,000.00       00/00/0000            0           0           0
       148953326     Purchase      Asset Only                     1,435,000.00       00/00/0000            0           0           0
       148959828     Purchase      Full                           1,500,000.00       00/00/0000            0           0           0
       148971047     C/O Refi      AUS                              787,000.00       00/00/0000            0           0           0
       148971344     R/T Refi      AUS                              752,000.00       00/00/0000            0           0           0
       148974918     Purchase      Full                             740,000.00       00/00/0000            0           0           0
       148984883     C/O Refi      Income Only                      750,000.00       00/00/0000            0           0           0
       149019952     Purchase      AUS                              650,000.00       00/00/0000            0           0           0
       149029365     C/O Refi      AUS                              515,000.00       00/00/0000            0           0           0
       149036493     Purchase      Full                           1,950,000.00       00/00/0000            0           0           0
       149039331     Purchase      AUS                              565,000.00       00/00/0000            0           0           0
       149046021     C/O Refi      Asset Only                       650,000.00       00/00/0000            0           0           0
       149048183     Purchase      AUS                              685,000.00       00/00/0000            0           0           0
       149049769     Purchase      AUS                            1,372,000.00       00/00/0000            0           0           0
       149051831     Purchase      AUS                              640,000.00       00/00/0000            0           0           0
       149056525     C/O Refi      Income Only                      560,000.00       00/00/0000            0           0           0
       149118705     C/O Refi      AUS                              810,000.00       00/00/0000            0           0           0
       149126773     Purchase      Asset Only                       582,000.00       00/00/0000            0           0           0
       149129819     Purchase      AUS                              572,000.00       00/00/0000            0           0           0
       149169617     Purchase      AUS                              638,000.00       00/00/0000            0           0           0
       149177263     C/O Refi      AUS                              660,000.00       00/00/0000            0           0           0
       149179707     Purchase      AUS                              600,000.00       00/00/0000            0           0           0
       149247017     Purchase      AUS                              645,000.00       00/00/0000            0           0           0
       149255051     Purchase      AUS                              540,000.00       00/00/0000            0           0           0
       149256927     Purchase      AUS                              630,000.00       00/00/0000            0           0           0
       149265878     Purchase      AUS                              760,000.00       00/00/0000            0           0           0
       149279218     R/T Refi      Asset Only                       570,000.00       00/00/0000            0           0           0
       149281149     Purchase      AUS                              595,000.00       00/00/0000            0           0           0
       149281644     Purchase      AUS                              675,000.00       00/00/0000            0           0           0
       149282022     Purchase      AUS                              721,000.00       00/00/0000            0           0           0
       149303125     Purchase      AUS                              655,000.00       00/00/0000            0           0           0
       149318248     C/O Refi      AUS                              629,000.00       00/00/0000            0           0           0
       149323305     Purchase      AUS                              675,000.00       00/00/0000            0           0           0
       149333379     Purchase      AUS                              630,000.00       00/00/0000            0           0           0
       149335069     Purchase      AUS                              685,000.00       00/00/0000            0           0           0
       149368391     Purchase      AUS                              735,000.00       00/00/0000            0           0           0
       149398646     Purchase      AUS                              620,000.00       00/00/0000            0           0           0
       149503039     Purchase      AUS                              626,000.00       00/00/0000            0           0           0
        67702139     C/O Refi      Preferred                        528,500.00       00/00/0000            0           0           0

LOANID                MARGIN          INDEX            ODATE         ORIGINATOR            SERVICER                 LPMI      SVCFEE
------------------------------------------------------------------------------------------------------------------------------------

       135133981            0         FIX         11/21/2003         Wells Fargo           Wells Fargo                 0        0.25
       145641031            0         FIX          8/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       145692273            0         FIX           8/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       145705646            0         FIX          8/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       145706842            0         FIX          8/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       145792586            0         FIX          8/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       145828646            0         FIX          8/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       145983839            0         FIX          8/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       146023247            0         FIX          8/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       146052147            0         FIX          8/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       146119326            0         FIX          8/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       146124581            0         FIX          8/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       146152491            0         FIX          8/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       146203682            0         FIX          8/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       146231543            0         FIX          8/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       146273909            0         FIX           8/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       146334792            0         FIX          8/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       146347315            0         FIX           8/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       146439666            0         FIX          8/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       146443965            0         FIX           8/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       146465802            0         FIX          8/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       146491295            0         FIX          8/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       146534813            0         FIX          8/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       146543962            0         FIX          8/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       146548268            0         FIX          8/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       146578927            0         FIX          8/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       146674239            0         FIX          8/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       146755327            0         FIX          8/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       146781497            0         FIX          8/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       146803739            0         FIX          8/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       146804844            0         FIX          8/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       146912233            0         FIX          8/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       146968235            0         FIX          9/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147108351            0         FIX          9/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       147164792            0         FIX          9/12/2005         Wells Fargo           Wells Fargo                 0        0.25
        39239868            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
        57831885            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        58332677            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
        58408402            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
        59436998            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
        59901132            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
        60727559            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       143067312            0         FIX          8/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       144874989            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       145461281            0         FIX          7/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       145820692            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       145894234            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       146310206            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       146387956            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       146441241            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       146477518            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       146521331            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       146573324            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       146627849            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       146634571            0         FIX           9/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       146635636            0         FIX          9/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       146639869            0         FIX          8/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       146640396            0         FIX          9/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       146648787            0         FIX          8/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       146652581            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       146656772            0         FIX           9/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       146683172            0         FIX          9/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       146765516            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       146790803            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       146798756            0         FIX          9/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       146807292            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       146878897            0         FIX          9/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       146879341            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       146881602            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       146906573            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       146933817            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       146962113            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147007116            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147053581            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147068837            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147081749            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147099147            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147129712            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147137442            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147142871            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147165161            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147173694            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147175897            0         FIX          9/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147197792            0         FIX          9/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147199723            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147237986            0         FIX         10/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       147286553            0         FIX           9/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147310924            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147338883            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147343792            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147348288            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147400816            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147406268            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147407068            0         FIX          9/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147416622            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147419105            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147429963            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147438329            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147438337            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147441307            0         FIX         10/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147445373            0         FIX          9/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147449649            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147460893            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147466684            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147468524            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147475594            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147480636            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147481618            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147483366            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147492417            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147500656            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147502181            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147506679            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147510887            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147515431            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147516504            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147519045            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147522601            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147542302            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147543243            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147547723            0         FIX          10/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147550388            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147553457            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147559264            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147564249            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147564637            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147568299            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147575146            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147581656            0         FIX          7/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147584205            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147592364            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147601082            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147601926            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147605794            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147612386            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147615413            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147618177            0         FIX         10/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147621312            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147627343            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147630396            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147632772            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147633663            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147636104            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147640957            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147642805            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147643464            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147649586            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147650162            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147650618            0         FIX          7/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147655732            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147656516            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147658306            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147660237            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147674782            0         FIX          9/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147689285            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147690978            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147702658            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147710735            0         FIX          9/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147717359            0         FIX          10/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147722003            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       147722722            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147727572            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147742944            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147752935            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147756316            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147757736            0         FIX          9/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147762561            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147769541            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147772289            0         FIX          10/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147777536            0         FIX          10/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       147787543            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147792303            0         FIX          10/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       147801153            0         FIX          10/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147816441            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147829741            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147838759            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147843031            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147843676            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       147843817            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147844658            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147851125            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147855266            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147875918            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147882138            0         FIX           8/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147900666            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147902639            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147902647            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147912752            0         FIX           8/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147914618            0         FIX          9/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       147915268            0         FIX          9/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       147919021            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147928774            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147929731            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147933568            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       147956114            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147983589            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147996581            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148011414            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148019169            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148026024            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148031149            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148032121            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148039621            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148061658            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148088453            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148095201            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148151368            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148155054            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148199557            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148204563            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148236888            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148243637            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148283633            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148283724            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148310337            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148310857            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148313513            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148316524            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       148316581            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148320922            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148324346            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148330319            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148341332            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148342348            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148373996            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148374929            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148429509            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148433162            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148516495            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148571276            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148588486            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148700677            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
        40416056            0         FIX         10/28/2005         MortgageIT            Bank of America             0        0.25
        40426041            0         FIX         10/12/2005         MortgageIT            Bank of America             0        0.25
        40435846            0         FIX         10/26/2005         MortgageIT            Bank of America             0        0.25
        40443936            0         FIX         10/28/2005         MortgageIT            Bank of America             0        0.25
        40453807            0         FIX         10/26/2005         MortgageIT            Bank of America             0        0.25
          902103            0         FIX          10/5/2005         TaylorBean            Bank of America             0        0.25
      9000013265            0         FIX          10/7/2005         Virtual Bank          Bank of America             0        0.25
      9000013019            0         FIX          9/26/2005         Virtual Bank          Bank of America             0        0.25
      9000013787            0         FIX         11/16/2005         Virtual Bank          Bank of America             0        0.25
      9000011324            0         FIX          6/15/2005         Virtual Bank          Bank of America             0        0.25
         4364730            0         FIX         10/24/2005         NatCity               NatCity                     0        0.25
        34824128            0         FIX         10/20/2005         SunTrust              SunTrust                    0        0.25
       143804532            0         FIX          10/4/2005         SunTrust              SunTrust                    0        0.25
       143815884            0         FIX         10/31/2005         SunTrust              SunTrust                    0        0.25
       144075553            0         FIX         10/13/2005         SunTrust              SunTrust                    0        0.25
       144171477            0         FIX         10/31/2005         SunTrust              SunTrust                    0        0.25
       144174315            0         FIX         10/25/2005         SunTrust              SunTrust                    0        0.25
       202309134            0         FIX          9/12/2005         SunTrust              SunTrust                    0        0.25
       202485827            0         FIX         10/10/2005         SunTrust              SunTrust                    0        0.25
       202525366            0         FIX         10/20/2005         SunTrust              SunTrust                    0        0.25
       202540845            0         FIX         10/13/2005         SunTrust              SunTrust                    0        0.25
       202592358            0         FIX         11/10/2005         SunTrust              SunTrust                    0        0.25
         4319371            0         FIX          11/8/2005         NatCity               NatCity                     0        0.25
         4345869            0         FIX         10/29/2005         NatCity               NatCity                     0        0.25
         4399909            0         FIX          11/3/2005         NatCity               NatCity                     0        0.25
         4401812            0         FIX          11/2/2005         NatCity               NatCity                     0        0.25
         4403367            0         FIX         11/11/2005         NatCity               NatCity                     0        0.25
         4411117            0         FIX         11/10/2005         NatCity               NatCity                     0        0.25
         4411892            0         FIX          11/4/2005         NatCity               NatCity                     0        0.25
         4422013            0         FIX         11/10/2005         NatCity               NatCity                     0        0.25
       686576216            0         FIX         12/27/2005         WAMU                  Washington Mutual           0        0.25
       704408897            0         FIX          9/12/2005         WAMU                  Washington Mutual           0        0.25
       704663483            0         FIX          10/4/2005         WAMU                  Washington Mutual           0        0.25
       704948496            0         FIX         10/13/2005         WAMU                  Washington Mutual           0        0.25
       705372167            0         FIX         11/16/2005         WAMU                  Washington Mutual           0        0.25
       705926822            0         FIX          12/5/2005         WAMU                  Washington Mutual           0        0.25
       707236857            0         FIX         12/27/2005         WAMU                  Washington Mutual           0        0.25
       707872040            0         FIX         12/15/2005         WAMU                  Washington Mutual           0        0.25
       708425160            0         FIX         12/12/2005         WAMU                  Washington Mutual           0        0.25
       709876932            0         FIX         12/23/2005         WAMU                  Washington Mutual           0        0.25
       709958383            0         FIX         12/19/2005         WAMU                  Washington Mutual           0        0.25
       712817246            0         FIX         12/29/2005         WAMU                  Washington Mutual           0        0.25
        47462601            0         FIX          12/8/2005         WAMU                  Washington Mutual           0        0.25
       634040596            0         FIX         11/14/2005         WAMU                  Washington Mutual           0        0.25
       634279350            0         FIX          11/2/2005         WAMU                  Washington Mutual           0        0.25
       642048375            0         FIX         11/11/2005         WAMU                  Washington Mutual           0        0.25
      3050969264            0         FIX         12/12/2005         WAMU                  Washington Mutual           0        0.25
      3051013955            0         FIX          6/30/2005         WAMU                  Washington Mutual           0        0.25
      3051147720            0         FIX         12/19/2005         WAMU                  Washington Mutual           0        0.25
      3060193970            0         FIX          8/25/2005         WAMU                  Washington Mutual           0        0.25
      3060280009            0         FIX         12/28/2005         WAMU                  Washington Mutual           0        0.25
      3060282948            0         FIX         12/28/2005         WAMU                  Washington Mutual           0        0.25
      3060298951            0         FIX          12/8/2005         WAMU                  Washington Mutual           0        0.25
      3060410663            0         FIX         12/15/2005         WAMU                  Washington Mutual           0        0.25
      3060412040            0         FIX         12/19/2005         WAMU                  Washington Mutual           0        0.25
      3060478421            0         FIX         12/23/2005         WAMU                  Washington Mutual           0        0.25
      3060528084            0         FIX         12/16/2005         WAMU                  Washington Mutual           0        0.25
      3060566852            0         FIX         12/27/2005         WAMU                  Washington Mutual           0        0.25
      3060567678            0         FIX         12/13/2005         WAMU                  Washington Mutual           0        0.25
      3060577347            0         FIX          12/7/2005         WAMU                  Washington Mutual           0        0.25
      3060597485            0         FIX         12/15/2005         WAMU                  Washington Mutual           0        0.25
      3060598731            0         FIX         12/19/2005         WAMU                  Washington Mutual           0        0.25
      3060657826            0         FIX         12/27/2005         WAMU                  Washington Mutual           0        0.25
      3060661638            0         FIX         12/12/2005         WAMU                  Washington Mutual           0        0.25
      3060725532            0         FIX         11/29/2005         WAMU                  Washington Mutual           0        0.25
      3060790130            0         FIX         12/19/2005         WAMU                  Washington Mutual           0        0.25
      3060798430            0         FIX          12/6/2005         WAMU                  Washington Mutual           0        0.25
      3060841990            0         FIX         12/28/2005         WAMU                  Washington Mutual           0        0.25
      3060854563            0         FIX         12/27/2005         WAMU                  Washington Mutual           0        0.25
      3060870429            0         FIX          12/7/2005         WAMU                  Washington Mutual           0        0.25
      3060935131            0         FIX         12/13/2005         WAMU                  Washington Mutual           0        0.25
      3060937541            0         FIX         12/21/2005         WAMU                  Washington Mutual           0        0.25
      3060983511            0         FIX         12/28/2005         WAMU                  Washington Mutual           0        0.25
      3061055673            0         FIX         12/22/2005         WAMU                  Washington Mutual           0        0.25
      3061197608            0         FIX         12/15/2005         WAMU                  Washington Mutual           0        0.25
      3051015067            0         FIX          6/28/2005         WAMU                  Washington Mutual           0        0.25
      3060917113            0         FIX         12/30/2005         WAMU                  Washington Mutual           0        0.25
      3060837048            0         FIX          12/6/2005         WAMU                  Washington Mutual           0        0.25
      3060545062            0         FIX          1/10/2006         WAMU                  Washington Mutual           0        0.25
      3051141756            0         FIX          7/27/2005         WAMU                  Washington Mutual           0        0.25
       641918164            0         FIX         10/20/2005         WAMU                  Washington Mutual           0        0.25
       642013866            0         FIX         12/23/2005         WAMU                  Washington Mutual           0        0.25
        47186341            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
        48487599            0         FIX         11/12/2005         Wells Fargo           Wells Fargo                 0        0.25
        52639408            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
        53058871            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
        54986419            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
        55134126            0         FIX          8/17/2005         Wells Fargo           Wells Fargo                 0        0.25
        56653942            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        57717654            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
        58550492            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        59360347            0         FIX         10/22/2005         Wells Fargo           Wells Fargo                 0        0.25
        59545921            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
        59554865            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
        59571018            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
        59578575            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
        59580548            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
        59698779            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
        59742361            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
        59755892            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
        59775478            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
        59970202            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
        59979161            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
        59994491            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
        60046042            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
        60125382            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60159464            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
        60185485            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
        60239282            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
        60250883            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
        60252202            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
        60265626            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
        60271624            0         FIX          12/2/2005         Wells Fargo           Wells Fargo                 0        0.25
        60274503            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60293438            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
        60310711            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        60377157            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60470762            0         FIX         12/12/2005         Wells Fargo           Wells Fargo                 0        0.25
        60478781            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
        60485968            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
        60525342            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60541273            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
        60542156            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        60558475            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
        60600335            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        60641123            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
        60659406            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
        60682317            0         FIX         11/25/2005         Wells Fargo           Wells Fargo                 0        0.25
        60682689            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
        60755212            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
        60768629            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60781051            0         FIX          12/1/2005         Wells Fargo           Wells Fargo                 0        0.25
        60786134            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60800331            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
        60800349            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
        60854916            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
        60923653            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
        60961273            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
        61019907            0         FIX         11/29/2005         Wells Fargo           Wells Fargo                 0        0.25
        61071098            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
        61079802            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        61168266            0         FIX          12/1/2005         Wells Fargo           Wells Fargo                 0        0.25
        61449674            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
        61491833            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
        61668968            0         FIX         12/16/2005         Wells Fargo           Wells Fargo                 0        0.25
        61828745            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       143548337            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       144009487            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       144434412            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       145353611            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       145493961            0         FIX          7/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       146064183            0         FIX          10/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       146127501            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       146193446            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       146197751            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       146335435            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       146402607            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       146466446            0         FIX          7/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       146483946            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       146623962            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       146681952            0         FIX          8/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       146690003            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       146740303            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       146882592            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       146908249            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       146913082            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       146923867            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       146944228            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       146954458            0         FIX         12/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       146957782            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147065833            0         FIX         12/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       147079206            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147120414            0         FIX           9/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147132526            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       147150825            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147176226            0         FIX          12/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147176317            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147206056            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147212971            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147214753            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147217137            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       147248959            0         FIX         11/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147265896            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147267744            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147276497            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147298947            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147338073            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       147362685            0         FIX          9/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147393441            0         FIX          9/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147398515            0         FIX          10/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147399802            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147430102            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147440721            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147481279            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147498224            0         FIX          10/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       147515795            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147516652            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147530331            0         FIX          10/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       147530646            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147559199            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       147563399            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147565386            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147567523            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       147568729            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147579536            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147582217            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147584973            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147595888            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147596563            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       147604656            0         FIX         10/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147607733            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147610687            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147611958            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147614044            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147614218            0         FIX         10/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       147616122            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147616734            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147623656            0         FIX          10/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147636872            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147642052            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147648661            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147648885            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147654446            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147654669            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147657738            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147681951            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147690291            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147694376            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147701411            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147709026            0         FIX          9/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       147727747            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       147744288            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147750889            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147767438            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       147772172            0         FIX          9/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       147774525            0         FIX          10/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       147777296            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147785794            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147790224            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       147791008            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       147791149            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       147797344            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147803704            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147804561            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147808885            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       147809255            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147828198            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147841688            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       147850309            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       147860779            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147862619            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       147867949            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       147869648            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147875876            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147878862            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       147882492            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       147886113            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147888408            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       147890032            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       147893143            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       147928287            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147931844            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147947147            0         FIX         10/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       147947501            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147955918            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       147960173            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       147973523            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       147986483            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       147991939            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       147995567            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       147998298            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       147998306            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       147999155            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       147999254            0         FIX          12/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       147999627            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       147999841            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       148008733            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148011281            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148018385            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148026297            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148027733            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148028525            0         FIX         10/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148030158            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148035736            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148036684            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148043581            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148055148            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148055312            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148059967            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148063514            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148066012            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148068406            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148069255            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148087463            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       148089162            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148090053            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148093065            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148108897            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148113988            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148115884            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148117914            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148120835            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148128531            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       148129992            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148135395            0         FIX         11/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148143407            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148144777            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148145899            0         FIX         10/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148148745            0         FIX         10/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       148159973            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148161417            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148161813            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148162803            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148163827            0         FIX         10/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148163876            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148164304            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148173495            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148174626            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148184807            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148184898            0         FIX         10/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148195159            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148209158            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148215296            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148220874            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148221393            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148223431            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       148224447            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148228521            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148230386            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148230444            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148232036            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148239254            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148250806            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148252828            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148274095            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148278518            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148278872            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148279755            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148280084            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148280191            0         FIX         12/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148284813            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148286537            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148288798            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       148293285            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148300569            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148302037            0         FIX          9/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148302185            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148308463            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148310113            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       148325913            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148327745            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148330731            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148330798            0         FIX          11/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       148331309            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148334782            0         FIX         10/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148344104            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148345291            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148350663            0         FIX         10/24/2005         Wells Fargo           Wells Fargo                 0        0.25
       148353964            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148357916            0         FIX         10/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148370729            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148372261            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148374986            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148375678            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148401904            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148404791            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148407547            0         FIX         11/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       148409345            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148411168            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148416464            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       148417983            0         FIX         12/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       148425762            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148425986            0         FIX           9/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       148427974            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148439458            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148443757            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148445216            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148466782            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148484884            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148486459            0         FIX          8/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148487713            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148501869            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148507775            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       148514581            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       148529118            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148529209            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148531973            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       148537319            0         FIX         10/20/2005         Wells Fargo           Wells Fargo                 0        0.25
       148540917            0         FIX         12/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       148544463            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148563257            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148565682            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148578362            0         FIX          8/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148582638            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148586852            0         FIX         10/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       148591803            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148592751            0         FIX         10/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148609605            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148616154            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148619273            0         FIX         11/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       148632235            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148636657            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148651375            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148655038            0         FIX           9/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148657802            0         FIX         10/25/2005         Wells Fargo           Wells Fargo                 0        0.25
       148658628            0         FIX          8/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148660798            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148665193            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148667009            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       148667785            0         FIX          12/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148670805            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148676869            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148680796            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148681182            0         FIX         12/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148683436            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148684004            0         FIX         12/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       148684749            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148691322            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148693799            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148694227            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148697907            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148698541            0         FIX         12/19/2005         Wells Fargo           Wells Fargo                 0        0.25
       148698731            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       148701733            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148705619            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148713225            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148714132            0         FIX         10/31/2005         Wells Fargo           Wells Fargo                 0        0.25
       148716699            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       148721327            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       148724685            0         FIX         11/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148725351            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148725518            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148735087            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148737554            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148737703            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148737984            0         FIX         12/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148739329            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148739691            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148739774            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148743065            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148747041            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148747819            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148754922            0         FIX          11/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       148756455            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148757685            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148760465            0         FIX          11/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148760713            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148767528            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148769326            0         FIX          9/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148772148            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148773047            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       148777121            0         FIX          10/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148777253            0         FIX         11/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       148780679            0         FIX          11/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       148788607            0         FIX          11/3/2005         Wells Fargo           Wells Fargo                 0        0.25
       148796741            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148801046            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148803299            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148807381            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148812126            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148820111            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148820129            0         FIX          11/4/2005         Wells Fargo           Wells Fargo                 0        0.25
       148825383            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148826076            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148833569            0         FIX          8/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       148834419            0         FIX         11/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       148844152            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148847452            0         FIX         11/10/2005         Wells Fargo           Wells Fargo                 0        0.25
       148854656            0         FIX         11/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       148855265            0         FIX          12/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       148861008            0         FIX          9/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       148861032            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148866825            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148885148            0         FIX         10/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148905169            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148908957            0         FIX         12/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148914955            0         FIX          12/2/2005         Wells Fargo           Wells Fargo                 0        0.25
       148920945            0         FIX          11/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       148922743            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       148928633            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       148949993            0         FIX         11/16/2005         Wells Fargo           Wells Fargo                 0        0.25
       148951627            0         FIX         11/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148953326            0         FIX         11/11/2005         Wells Fargo           Wells Fargo                 0        0.25
       148959828            0         FIX         10/28/2005         Wells Fargo           Wells Fargo                 0        0.25
       148971047            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148971344            0         FIX         11/22/2005         Wells Fargo           Wells Fargo                 0        0.25
       148974918            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       148984883            0         FIX         10/26/2005         Wells Fargo           Wells Fargo                 0        0.25
       149019952            0         FIX         11/21/2005         Wells Fargo           Wells Fargo                 0        0.25
       149029365            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       149036493            0         FIX         11/17/2005         Wells Fargo           Wells Fargo                 0        0.25
       149039331            0         FIX         12/13/2005         Wells Fargo           Wells Fargo                 0        0.25
       149046021            0         FIX          6/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       149048183            0         FIX         11/29/2005         Wells Fargo           Wells Fargo                 0        0.25
       149049769            0         FIX          12/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       149051831            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       149056525            0         FIX          9/27/2005         Wells Fargo           Wells Fargo                 0        0.25
       149118705            0         FIX         11/18/2005         Wells Fargo           Wells Fargo                 0        0.25
       149126773            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       149129819            0         FIX          12/1/2005         Wells Fargo           Wells Fargo                 0        0.25
       149169617            0         FIX         12/12/2005         Wells Fargo           Wells Fargo                 0        0.25
       149177263            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       149179707            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       149247017            0         FIX         12/23/2005         Wells Fargo           Wells Fargo                 0        0.25
       149255051            0         FIX         12/15/2005         Wells Fargo           Wells Fargo                 0        0.25
       149256927            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       149265878            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       149279218            0         FIX          12/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       149281149            0         FIX          12/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       149281644            0         FIX          12/5/2005         Wells Fargo           Wells Fargo                 0        0.25
       149282022            0         FIX          12/6/2005         Wells Fargo           Wells Fargo                 0        0.25
       149303125            0         FIX          12/9/2005         Wells Fargo           Wells Fargo                 0        0.25
       149318248            0         FIX          12/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       149323305            0         FIX         12/14/2005         Wells Fargo           Wells Fargo                 0        0.25
       149333379            0         FIX          12/7/2005         Wells Fargo           Wells Fargo                 0        0.25
       149335069            0         FIX         11/30/2005         Wells Fargo           Wells Fargo                 0        0.25
       149368391            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       149398646            0         FIX          12/8/2005         Wells Fargo           Wells Fargo                 0        0.25
       149503039            0         FIX         12/14/2005         Wells Fargo           Wells Fargo                 0        0.25
        67702139            0         FIX           8/2/2004         Countrywide           Countrywide                 0        0.25

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                                      D-3-1

LOANID               GROUP           OCC                   PROPTYPE              OTERM         CORTERM           OLTV           RATE
------------------------------------------------------------------------------------------------------------------------------------

      143640373          3           Primary               SFR                     360             356          73.55          6.125
      143784551          3           Primary               SFR                     360             356          69.95          6.125
      202393732          3           Primary               SFR                     360             356          33.33          6.125
      202402087          3           Primary               SFR                     360             356             80          6.125
      202491643          3           Primary               PUD Detached            360             356          65.38          6.125
        4256367          3           Primary               SFR                     360             358          47.57           6.25
        4256369          3           Primary               PUD                     360             357          68.29            6.5
        4354388          3           Primary               SFR                     360             356          73.74           6.25
        4362637          3           Primary               SFR                     360             357             80            6.5
        4364729          3           Primary               SFR                     360             357          63.49           6.25
        4369848          3           Primary               PUD                     360             357          59.04           6.25
        4371925          3           Primary               PUD                     360             357             80            6.5
        4372297          3           Primary               PUD                     360             357          65.56            6.5
        4374239          3           Primary               SFR                     360             357           60.2          6.625
        4386579          3           Primary               SFR                     360             357          69.99           6.25
        4395020          3           Primary               PUD                     360             357             80          6.375
        4402658          3           Primary               PUD                     360             357          63.53          6.125
        4414174          3           Primary               SFR                     360             358             75            6.5
       30290399          3           Primary               SFR                     360             356          71.34              6
       31612260          3           Primary               SFR                     360             357          72.01          6.125
       34542001          3           Primary               SFR                     360             357             80              6
      143647022          3           Primary               SFR                     360             357          72.41              6
      143818813          3           Primary               SFR                     360             357          55.87          6.125
      143829455          3           Primary               SFR                     360             357          59.89          6.375
      143829547          3           Primary               SFR                     360             357             80          6.125
      143829836          3           Primary               SFR                     360             357             43          6.125
      143833192          3           Primary               SFR                     360             357          67.69          6.125
      143833655          3           Investor              2-Family                360             357             80          6.125
      143834018          3           Primary               SFR                     360             357          67.53              6
      143906634          3           Primary               SFR                     360             357          69.32          5.875
      143940864          3           Primary               SFR                     360             356             70            5.5
      143972594          3           Primary               SFR                     360             357             80          6.125
      144071065          3           Secondary             SFR                     360             357             75           6.25
      144077765          3           Primary               SFR                     360             357           72.5          6.125
      144135324          3           Primary               PUD Detached            360             357             80          6.125
      144170974          3           Investor              Condo - Low             360             357             80           6.25
      144171733          3           Primary               SFR                     360             357          72.56          6.125
      144172889          3           Primary               SFR                     360             357             70           6.25
      202305116          3           Primary               SFR                     360             357             80              6
      202390050          3           Primary               SFR                     360             357          79.19              6
      202414371          3           Secondary             SFR                     360             357             80          6.125
      202416053          3           Primary               SFR                     360             356             80          5.875
      202440475          3           Primary               SFR                     360             358             80          5.875
      202451043          3           Primary               SFR                     360             356             80           5.75
      202464830          3           Primary               Condo - Low             360             357             80          6.375
      202467700          3           Primary               SFR                     360             357           67.2          6.125
      202478756          3           Primary               SFR                     360             356          72.92          6.125
      202486122          3           Primary               PUD Detached            360             357          56.41              6
      202488045          3           Primary               PUD Detached            360             356          72.48          5.875
      202494233          3           Primary               SFR                     360             356          43.33          5.875
      202497673          3           Primary               PUD Detached            360             357          79.89              6
      202502092          3           Primary               SFR                     360             357          69.95              6
      202508784          3           Primary               PUD Detached            360             357             80              6
      202511986          3           Secondary             Condo - Low             360             357             80              6
      202536207          3           Primary               PUD Detached            360             357             75              6
      202542973          3           Primary               PUD Detached            360             357          76.69           5.75
      202545539          3           Primary               SFR                     360             357          74.07          6.125
      202548715          3           Primary               SFR                     360             357          55.06          5.875
      202557054          3           Primary               SFR                     360             357             70          6.125
      202570123          3           Primary               SFR                     360             357          56.88          5.875
      202571907          3           Primary               SFR                     360             357             75          6.125
      202574562          3           Primary               Condo - Low             360             357             80          5.875
      202578688          3           Primary               SFR                     360             357          62.73          6.125
      202585857          3           Secondary             SFR                     360             357          67.68          6.375
      202586400          3           Primary               SFR                     360             357             80           6.25
      202593141          3           Primary               SFR                     360             357          69.12           6.25
      202594842          3           Primary               PUD Detached            360             357          50.78              6
      202597431          3           Secondary             Condo - Low             360             358             80           6.25
      202610275          3           Primary               SFR                     360             357          74.14           6.25
      202611299          3           Primary               PUD Detached            360             357          62.36          6.125
      202611992          3           Primary               SFR                     360             357          66.67          6.125
      202614277          3           Primary               SFR                     360             357          72.22          5.875
      202614418          3           Primary               SFR                     360             357             80          6.375
      202618070          3           Primary               SFR                     360             358             70           6.25
      202630869          3           Primary               SFR                     360             358          38.46              6
      202645792          3           Primary               PUD Detached            360             358             80          6.125
      202657557          3           Primary               SFR                     360             358          44.12           5.75
      202660585          3           Secondary             SFR                     360             358             80           5.75
      202664512          3           Primary               SFR                     360             357             80           6.25
      202666889          3           Investor              SFR                     360             357             70          6.375
        3964046          3           Primary               PUD                     360             358          68.09          6.125
        4335166          3           Secondary             PUD                     360             358             70              6
        4349133          3           Primary               SFR                     360             358           64.4           5.75
        4354151          3           Primary               SFR                     360             358          64.52          6.125
        4364807          3           Primary               SFR                     360             358             80           6.25
        4369892          3           Primary               SFR                     360             358          79.95           5.75
        4381122          3           Primary               SFR                     360             358             50              6
        4381730          3           Primary               SFR                     360             357          74.99            6.5
        4392938          3           Primary               Condo                   360             358             80          6.125
        4394964          3           Primary               SFR                     360             358             80           5.75
        4397473          3           Primary               PUD                     360             358          66.84              6
        4399770          3           Primary               SFR                     360             358          75.27           6.75
        4401794          3           Primary               SFR                     360             358          79.99              6
        4401796          3           Primary               PUD                     360             358          56.89          6.125
        4402719          3           Primary               SFR                     360             358          65.26            6.5
        4403120          3           Primary               SFR                     360             358             80            6.5
        4403787          3           Primary               PUD                     360             358             80            6.5
        4408611          3           Primary               PUD                     360             358           70.2           6.25
        4408652          3           Primary               SFR                     360             358             75          6.625
        4409018          3           Primary               PUD                     360             358          49.47           5.75
        4411769          3           Primary               PUD                     360             357             70          6.125
        4413103          3           Primary               PUD                     360             358          58.99              6
        4415539          3           Primary               SFR                     360             358          79.34          6.125
        4415933          3           Primary               SFR                     360             358          75.35          6.125
        4418299          3           Primary               PUD                     360             358          72.22            6.5
        4418484          3           Primary               SFR                     360             358             75            6.5
        4419724          3           Primary               PUD                     360             358          67.18          6.375
        4419897          3           Primary               SFR                     360             358          51.51          6.125
        4422897          3           Primary               SFR                     360             358             80          6.375
        4434545          3           Primary               Condo                   360             358             70           6.25
        4436705          3           Primary               SFR                     360             358             80            6.5
        4437530          3           Primary               SFR                     360             358          53.11          6.375
       53809711          3           Primary               SFR                     360             358             80              6
       58697442          3           Primary               SFR                     360             358          55.78          6.125
       59852129          3           Secondary             SFR                     360             357          70.91              6
       60017761          3           Primary               SFR                     360             358          38.89            6.5
       60049087          3           Primary               SFR                     360             358             65              6
       60383387          3           Primary               Condo - Low             360             358             80          6.375
       60516275          3           Primary               SFR                     360             357             80          6.125
       60518743          3           Primary               SFR                     360             357          58.82          6.375
       60623774          3           Secondary             SFR                     360             358          61.92              6
       60645355          3           Primary               SFR                     360             357          58.37          6.125
       60651015          3           Primary               SFR                     360             357             80          6.125
       60675873          3           Primary               SFR                     360             358          74.57          6.125
       60710381          3           Primary               SFR                     360             358          65.73          6.125
       60749405          3           Primary               SFR                     360             358          71.43           6.25
       60788445          3           Primary               SFR                     360             358          62.96          6.125
       60801495          3           Primary               SFR                     360             358           68.6           6.25
       60927365          3           Primary               SFR                     360             358           64.1          6.125
       60977881          3           Primary               SFR                     360             358          59.99           6.25
       61023784          3           Primary               SFR                     360             358             80          6.375
      146767611          3           Primary               SFR                     360             356          74.35              6
      147191019          3           Primary               SFR                     360             358             50              6
      147295794          3           Primary               SFR                     360             358          62.25          6.125
      147395966          3           Primary               SFR                     360             357             80          5.625
      147519326          3           Secondary             SFR                     360             357          56.77          5.875
      147609242          3           Primary               SFR                     360             357          79.07              6
      147624753          3           Primary               SFR                     360             357          67.97          6.125
      147642441          3           Primary               SFR                     360             358             80          5.875
      147643902          3           Primary               SFR                     360             358          54.55              6
      147674725          3           Primary               Cooperative             360             358             65          6.125
      147700264          3           Primary               Condo - Low             360             358             80              6
      147701403          3           Primary               SFR                     360             357          77.78          5.875
      147704225          3           Primary               SFR                     360             357             80              6
      147716377          3           Primary               SFR                     360             356             80              6
      147817472          3           Primary               PUD Detached            360             357          79.15              6
      147824817          3           Primary               SFR                     360             357          74.94          6.125
      147843338          3           Primary               SFR                     360             357             80              6
      147904445          3           Primary               SFR                     360             357          72.88              6
      147911523          3           Primary               SFR                     360             357          70.33              6
      147932586          3           Primary               SFR                     360             357           76.2              6
      147953186          3           Primary               SFR                     360             357             80              6
      147965966          3           Primary               SFR                     360             358          78.94           5.75
      147966097          3           Primary               SFR                     360             358             80          5.875
      147982318          3           Primary               SFR                     360             358          35.21           6.25
      148079155          3           Primary               SFR                     360             357          47.62           5.75
      148084601          3           Primary               SFR                     360             357             80          6.125
      148281801          3           Primary               SFR                     360             358          22.92          5.875
      148311822          3           Primary               SFR                     360             358             80          6.125
      148315112          3           Primary               SFR                     360             358          72.57           6.25
      148326291          3           Primary               SFR                     360             357             80          6.375
      148332893          3           Primary               SFR                     360             357             80           5.75
      148339518          3           Primary               SFR                     360             357             75              6
      148353477          3           Primary               SFR                     360             358          48.98          5.875
      148399447          3           Primary               SFR                     360             357          66.35           6.25
      148404908          3           Primary               SFR                     360             358             75          6.375
      148433618          3           Primary               SFR                     360             357             80          6.125
      148437478          3           Primary               SFR                     360             358          78.79          6.125
      148737885          3           Primary               SFR                     360             358             80            6.5
      148746456          3           Primary               SFR                     360             358             80          5.875
      148756877          3           Primary               SFR                     360             358             80          6.125
      148826035          3           Primary               SFR                     360             358             80          6.375
      148861263          3           Primary               SFR                     360             357             80          6.125
      148890668          3           Primary               SFR                     360             357             80          6.125
      148899594          3           Primary               SFR                     360             357             80              6
      148954662          3           Primary               SFR                     360             357             80              6
      148992753          3           Primary               SFR                     360             356          58.82           6.25
      148994015          3           Primary               SFR                     360             357             80           6.25
      149339251          3           Primary               SFR                     360             357             80              6

LOANID                   FPDATE         NDDATE        S_MATDATE            PANDI         PTDATE        OBAL               COBAL
------------------------------------------------------------------------------------------------------------------------------------

      143640373       11/1/2005       2/1/2006        10/1/2035         2,271.35       1/1/2006        445,000.00         445,000.00
      143784551       11/1/2005       3/1/2006        10/1/2035         3,024.22       2/1/2006        592,500.00         590,179.19
      202393732       11/1/2005       3/1/2006        10/1/2035         2,552.08       2/1/2006        500,000.00         499,872.40
      202402087       11/1/2005       2/1/2006        10/1/2035         2,695.00       1/1/2006        528,000.00         528,000.00
      202491643       11/1/2005       2/1/2006        10/1/2035         2,169.27       1/1/2006        425,000.00         424,540.76
        4256367        1/1/2006       3/1/2006        12/1/2035         3,307.29       2/1/2006        635,000.00         635,000.00
        4256369       12/1/2005       2/1/2006        11/1/2035         2,589.17       1/1/2006        478,000.00         478,000.00
        4354388       11/1/2005       3/1/2006        10/1/2035         2,265.63       2/1/2006        435,000.00         435,000.00
        4362637       12/1/2005       2/1/2006        11/1/2035         2,513.33       1/1/2006        464,000.00         464,000.00
        4364729       12/1/2005       3/1/2006        11/1/2035         2,314.58       2/1/2006        444,400.00         444,293.19
        4369848       12/1/2005       3/1/2006        11/1/2035         2,244.79       2/1/2006        431,000.00         429,000.00
        4371925       12/1/2005       2/1/2006        11/1/2035         2,405.00       1/1/2006        444,000.00         444,000.00
        4372297       12/1/2005       2/1/2006        11/1/2035         2,681.25       1/1/2006        495,000.00         494,999.99
        4374239       12/1/2005       3/1/2006        11/1/2035         2,492.66       2/1/2006        451,500.00         449,252.15
        4386579       12/1/2005       2/1/2006        11/1/2035         2,671.88       1/1/2006        513,000.00         513,000.00
        4395020       12/1/2005       2/1/2006        11/1/2035         3,030.25       1/1/2006        570,400.00         570,400.00
        4402658       12/1/2005       2/1/2006        11/1/2035         3,031.88       1/1/2006        594,000.00         591,848.41
        4414174        1/1/2006       2/1/2006        12/1/2035         2,437.50       1/1/2006        450,000.00         450,000.00
       30290399       11/1/2005       2/1/2006        10/1/2035         3,923.50       1/1/2006        784,700.00         784,503.82
       31612260       12/1/2005       3/1/2006        11/1/2035         4,542.71       2/1/2006        890,000.00         890,000.00
       34542001       12/1/2005       2/1/2006        11/1/2035         3,100.00       1/1/2006        620,000.00         620,000.00
      143647022       12/1/2005       2/1/2006        11/1/2035         2,100.00       1/1/2006        420,000.00         420,000.00
      143818813       12/1/2005       4/1/2006        11/1/2035         2,547.50       3/1/2006        500,000.00         498,194.57
      143829455       12/1/2005       3/1/2006        11/1/2035         2,975.00       2/1/2006        560,000.00         528,706.30
      143829547       12/1/2005       2/1/2006        11/1/2035         2,572.50       1/1/2006        504,000.00         504,000.00
      143829836       12/1/2005       3/1/2006        11/1/2035         2,194.79       2/1/2006        430,000.00         424,375.26
      143833192       12/1/2005       2/1/2006        11/1/2035         2,245.83       1/1/2006        440,000.00         440,000.00
      143833655       12/1/2005       2/1/2006        11/1/2035         3,215.63       1/1/2006        630,000.00         630,000.00
      143834018       12/1/2005       2/1/2006        11/1/2035         2,600.00       1/1/2006        520,000.00         520,000.00
      143906634       12/1/2005       2/1/2006        11/1/2035         2,643.75       1/1/2006        540,000.00         540,000.00
      143940864       11/1/2005       3/1/2006        10/1/2035         4,006.57       2/1/2006        875,000.00         872,732.28
      143972594       12/1/2005       2/1/2006        11/1/2035         2,674.58       1/1/2006        524,000.00         523,786.70
      144071065       12/1/2005       3/1/2006        11/1/2035         2,933.16       2/1/2006        563,167.00         563,167.00
      144077765       12/1/2005       2/1/2006        11/1/2035         2,220.31       1/1/2006        435,000.00         435,000.00
      144135324       12/1/2005       2/1/2006        11/1/2035         2,572.50       1/1/2006        504,000.00         503,951.42
      144170974       12/1/2005       3/1/2006        11/1/2035         3,062.50       2/1/2006        588,000.00         588,000.00
      144171733       12/1/2005       2/1/2006        11/1/2035         3,981.25       1/1/2006        780,000.00         780,000.00
      144172889       12/1/2005       2/1/2006        11/1/2035         2,442.71       1/1/2006        469,000.00         469,000.00
      202305116       12/1/2005       2/1/2006        11/1/2035         4,303.50       1/1/2006        860,700.00         860,700.00
      202390050       12/1/2005       2/1/2006        11/1/2035         2,692.50       1/1/2006        538,500.00         538,499.50
      202414371       12/1/2005       3/1/2006        11/1/2035         2,282.58       2/1/2006        447,200.00         447,200.00
      202416053       11/1/2005       2/1/2006        10/1/2035         2,467.50       1/1/2006        504,000.00         504,000.00
      202440475        1/1/2006       2/1/2006        12/1/2035         2,663.33       1/1/2006        544,000.00         543,800.00
      202451043       11/1/2005       2/1/2006        10/1/2035         4,132.33       1/1/2006        862,400.00         862,400.00
      202464830       12/1/2005       2/1/2006        11/1/2035         2,970.75       1/1/2006        559,200.00         559,195.11
      202467700       12/1/2005       2/1/2006        11/1/2035         2,373.44       1/1/2006        465,000.00         464,762.05
      202478756       11/1/2005       2/1/2006        10/1/2035         2,677.14       1/1/2006        525,000.00         523,500.14
      202486122       12/1/2005       2/1/2006        11/1/2035         2,595.00       1/1/2006        519,000.00         519,000.00
      202488045       11/1/2005       2/1/2006        10/1/2035         3,157.82       1/1/2006        645,000.00         645,000.00
      202494233       11/1/2005       2/1/2006        10/1/2035         3,182.29       1/1/2006        650,000.00         640,000.00
      202497673       12/1/2005       2/1/2006        11/1/2035         3,595.00       1/1/2006        719,000.00         718,989.98
      202502092       12/1/2005       3/1/2006        11/1/2035         3,366.88       2/1/2006        675,000.00         670,100.59
      202508784       12/1/2005       2/1/2006        11/1/2035         2,539.60       1/1/2006        507,920.00         507,920.00
      202511986       12/1/2005       3/1/2006        11/1/2035         2,760.00       2/1/2006        552,000.00         552,000.00
      202536207       12/1/2005       2/1/2006        11/1/2035         2,718.75       1/1/2006        543,750.00         543,750.00
      202542973       12/1/2005       3/1/2006        11/1/2035         2,829.48       2/1/2006        590,500.00         590,190.78
      202545539       12/1/2005       3/1/2006        11/1/2035         5,104.17       2/1/2006      1,000,000.00       1,000,000.00
      202548715       12/1/2005       2/1/2006        11/1/2035         2,291.25       1/1/2006        468,000.00         468,000.00
      202557054       12/1/2005       2/1/2006        11/1/2035         2,661.82       1/1/2006        521,500.00         521,499.82
      202570123       12/1/2005       2/1/2006        11/1/2035         2,144.37       1/1/2006        438,000.00         438,000.00
      202571907       12/1/2005       2/1/2006        11/1/2035         4,785.16       1/1/2006        937,500.00         937,500.00
      202574562       12/1/2005       2/1/2006        11/1/2035         2,193.33       1/1/2006        448,000.00         448,000.00
      202578688       12/1/2005       2/1/2006        11/1/2035         3,521.88       1/1/2006        690,000.00         689,521.88
      202585857       12/1/2005       2/1/2006        11/1/2035         5,312.50       1/1/2006      1,000,000.00       1,000,000.00
      202586400       12/1/2005       2/1/2006        11/1/2035         2,320.83       1/1/2006        445,600.00         445,600.00
      202593141       12/1/2005       2/1/2006        11/1/2035         2,645.83       1/1/2006        508,000.00         508,000.00
      202594842       12/1/2005       2/1/2006        11/1/2035         2,120.00       1/1/2006        424,000.00         423,800.00
      202597431        1/1/2006       2/1/2006        12/1/2035         2,611.46       1/1/2006        501,400.00         501,400.00
      202610275       12/1/2005       3/1/2006        11/1/2035         2,343.75       2/1/2006        450,000.00         449,850.00
      202611299       12/1/2005       2/1/2006        11/1/2035         2,202.45       1/1/2006        431,500.00         430,790.26
      202611992       12/1/2005       3/1/2006        11/1/2035         4,083.34       2/1/2006        800,000.00         748,999.18
      202614277       12/1/2005       4/1/2006        11/1/2035         3,182.29       3/1/2006        650,000.00         649,468.85
      202614418       12/1/2005       2/1/2006        11/1/2035         3,336.25       1/1/2006        628,000.00         628,000.00
      202618070        1/1/2006       2/1/2006        12/1/2035         4,010.42       1/1/2006        770,000.00         770,000.00
      202630869        1/1/2006       2/1/2006        12/1/2035         2,500.00       1/1/2006        500,000.00         500,000.00
      202645792        1/1/2006       2/1/2006        12/1/2035         2,738.69       1/1/2006        536,560.00         536,560.00
      202657557        1/1/2006       2/1/2006        12/1/2035         3,593.75       1/1/2006        750,000.00         750,000.00
      202660585        1/1/2006       2/1/2006        12/1/2035         2,319.17       1/1/2006        484,000.00         484,000.00
      202664512       12/1/2005       2/1/2006        11/1/2035         2,625.00       1/1/2006        504,000.00         503,862.44
      202666889       12/1/2005       2/1/2006        11/1/2035         3,421.25       1/1/2006        644,000.00         644,000.00
        3964046        1/1/2006       2/1/2006        12/1/2035         3,317.71       1/1/2006        650,000.00         650,000.00
        4335166        1/1/2006       3/1/2006        12/1/2035         4,900.00       2/1/2006        980,000.00         980,000.00
        4349133        1/1/2006       2/1/2006        12/1/2035         2,453.33       1/1/2006        512,000.00         512,000.00
        4354151        1/1/2006       3/1/2006        12/1/2035         4,593.75       2/1/2006        900,000.00         899,323.18
        4364807        1/1/2006       3/1/2006        12/1/2035         3,125.00       2/1/2006        600,000.00         600,000.00
        4369892        1/1/2006       2/1/2006        12/1/2035         2,050.83       1/1/2006        428,000.00         428,000.00
        4381122        1/1/2006       2/1/2006        12/1/2035         2,250.00       1/1/2006        450,000.00         449,974.19
        4381730       12/1/2005       2/1/2006        11/1/2035         2,985.67       1/1/2006        551,200.00         550,197.29
        4392938        1/1/2006       3/1/2006        12/1/2035         2,931.58       2/1/2006        574,350.00         574,350.00
        4394964        1/1/2006       3/1/2006        12/1/2035         2,491.67       2/1/2006        520,000.00         520,000.00
        4397473        1/1/2006       2/1/2006        12/1/2035         2,540.00       1/1/2006        508,000.00         508,000.00
        4399770        1/1/2006       2/1/2006        12/1/2035         2,328.75       1/1/2006        414,000.00         414,000.00
        4401794        1/1/2006       3/1/2006        12/1/2035         2,399.70       2/1/2006        479,940.00         479,912.33
        4401796        1/1/2006       3/1/2006        12/1/2035         3,455.52       2/1/2006        677,000.00         677,000.00
        4402719        1/1/2006       3/1/2006        12/1/2035         4,008.33       2/1/2006        740,000.00         740,000.00
        4403120        1/1/2006       2/1/2006        12/1/2035         4,333.33       1/1/2006        800,000.00         800,000.00
        4403787        1/1/2006       3/1/2006        12/1/2035         3,280.33       2/1/2006        605,600.00         605,422.06
        4408611        1/1/2006       3/1/2006        12/1/2035         2,778.65       2/1/2006        533,500.00         533,047.90
        4408652        1/1/2006       3/1/2006        12/1/2035         2,753.52       2/1/2006        498,750.00         498,749.99
        4409018        1/1/2006       2/1/2006        12/1/2035         3,354.17       1/1/2006        700,000.00         700,000.00
        4411769       12/1/2005       2/1/2006        11/1/2035         3,267.43       1/1/2006        640,150.00         640,150.00
        4413103        1/1/2006       2/1/2006        12/1/2035         3,750.00       1/1/2006        750,000.00         750,000.00
        4415539        1/1/2006       2/1/2006        12/1/2035         3,685.21       1/1/2006        722,000.00         722,000.00
        4415933        1/1/2006       3/1/2006        12/1/2035         2,746.04       2/1/2006        538,000.00         538,000.00
        4418299        1/1/2006       3/1/2006        12/1/2035         3,520.83       2/1/2006        650,000.00         649,888.97
        4418484        1/1/2006       2/1/2006        12/1/2035         4,468.75       1/1/2006        825,000.00         824,906.41
        4419724        1/1/2006       3/1/2006        12/1/2035         2,337.50       2/1/2006        440,000.00         439,674.14
        4419897        1/1/2006       2/1/2006        12/1/2035         2,615.89       1/1/2006        512,500.00         512,500.00
        4422897        1/1/2006       3/1/2006        12/1/2035         2,295.00       2/1/2006        432,000.00         432,000.00
        4434545        1/1/2006       2/1/2006        12/1/2035         2,496.61       1/1/2006        479,350.00         479,350.00
        4436705        1/1/2006       2/1/2006        12/1/2035         2,771.17       1/1/2006        511,600.00         511,600.00
        4437530        1/1/2006       2/1/2006        12/1/2035         2,539.38       1/1/2006        478,000.00         478,000.00
       53809711        1/1/2006       2/1/2006        12/1/2035         2,258.86       1/1/2006        451,972.00         451,772.00
       58697442        1/1/2006       2/1/2006        12/1/2035         3,058.19       1/1/2006        600,000.00         599,154.99
       59852129       12/1/2005       2/1/2006        11/1/2035         4,875.00       1/1/2006        975,000.00         975,000.00
       60017761        1/1/2006       2/1/2006        12/1/2035         4,371.25       1/1/2006        807,000.00         807,000.00
       60049087        1/1/2006       3/1/2006        12/1/2035         2,319.25       2/1/2006        464,750.00         463,849.85
       60383387        1/1/2006       3/1/2006        12/1/2035         2,252.50       2/1/2006        424,000.00         424,000.00
       60516275       12/1/2005       3/1/2006        11/1/2035         2,388.75       2/1/2006        468,000.00         467,603.48
       60518743       12/1/2005       3/1/2006        11/1/2035         3,711.94       2/1/2006      1,000,000.00         698,718.75
       60623774        1/1/2006       3/1/2006        12/1/2035         4,025.00       2/1/2006        805,000.00         805,000.00
       60645355       12/1/2005       2/1/2006        11/1/2035         3,542.29       1/1/2006        694,000.00         694,000.00
       60651015       12/1/2005       2/1/2006        11/1/2035         2,245.32       1/1/2006        439,900.00         439,900.00
       60675873        1/1/2006       2/1/2006        12/1/2035         2,552.08       1/1/2006        500,000.00         500,000.00
       60710381        1/1/2006       2/1/2006        12/1/2035         2,513.80       1/1/2006        493,000.00         492,500.00
       60749405        1/1/2006       2/1/2006        12/1/2035         7,812.50       1/1/2006      1,500,000.00       1,500,000.00
       60788445        1/1/2006       3/1/2006        12/1/2035         4,331.77       2/1/2006        850,000.00         848,673.71
       60801495        1/1/2006       2/1/2006        12/1/2035         3,697.40       1/1/2006        710,000.00         709,900.00
       60927365        1/1/2006       3/1/2006        12/1/2035         6,380.21       2/1/2006      1,250,000.00       1,250,000.00
       60977881        1/1/2006       2/1/2006        12/1/2035         2,687.24       1/1/2006        515,950.00         515,950.00
       61023784        1/1/2006       2/1/2006        12/1/2035         2,635.00       1/1/2006        496,000.00         495,999.91
      146767611       11/1/2005       3/1/2006        10/1/2035         3,750.00       2/1/2006        800,000.00         750,000.00
      147191019        1/1/2006       2/1/2006        12/1/2035         2,749.75       1/1/2006        550,000.00         549,950.00
      147295794        1/1/2006       2/1/2006        12/1/2035         2,169.27       1/1/2006        425,000.00         425,000.00
      147395966       12/1/2005       2/1/2006        11/1/2035         2,895.47       1/1/2006        617,700.00         617,700.00
      147519326       12/1/2005       2/1/2006        11/1/2035         2,980.44       1/1/2006        610,000.00         608,769.91
      147609242       12/1/2005       3/1/2006        11/1/2035         2,900.00       2/1/2006        580,000.00         580,000.00
      147624753       12/1/2005       2/1/2006        11/1/2035         2,143.75       1/1/2006        420,000.00         420,000.00
      147642441        1/1/2006       2/1/2006        12/1/2035         4,261.33       1/1/2006        870,400.00         870,400.00
      147643902        1/1/2006       3/1/2006        12/1/2035         3,000.00       2/1/2006        600,000.00         600,000.00
      147674725        1/1/2006       2/1/2006        12/1/2035         4,959.97       1/1/2006        971,750.00         971,750.00
      147700264        1/1/2006       2/1/2006        12/1/2035         2,399.58       1/1/2006        479,920.00         479,916.21
      147701403       12/1/2005       2/1/2006        11/1/2035         3,427.08       1/1/2006        700,000.00         700,000.00
      147704225       12/1/2005       2/1/2006        11/1/2035         3,526.75       1/1/2006        705,350.00         705,350.00
      147716377       11/1/2005       2/1/2006        10/1/2035         3,840.00       1/1/2006        768,000.00         768,000.00
      147817472       12/1/2005       3/1/2006        11/1/2035         2,453.50       2/1/2006        490,700.00         490,700.00
      147824817       12/1/2005       2/1/2006        11/1/2035         2,975.73       1/1/2006        583,000.00         583,000.00
      147843338       12/1/2005       3/1/2006        11/1/2035         2,340.00       2/1/2006        468,000.00         468,000.00
      147904445       12/1/2005       3/1/2006        11/1/2035         2,403.80       2/1/2006        481,000.00         480,760.27
      147911523       12/1/2005       2/1/2006        11/1/2035         3,250.00       1/1/2006        650,000.00         650,000.00
      147932586       12/1/2005       2/1/2006        11/1/2035         2,225.00       1/1/2006        445,000.00         445,000.00
      147953186       12/1/2005       2/1/2006        11/1/2035         3,163.00       1/1/2006        632,600.00         632,600.00
      147965966        1/1/2006       2/1/2006        12/1/2035         3,215.21       1/1/2006        671,000.00         671,000.00
      147966097        1/1/2006       3/1/2006        12/1/2035         3,342.88       2/1/2006        682,800.00         682,800.00
      147982318        1/1/2006       2/1/2006        12/1/2035         2,601.69       1/1/2006        500,000.00         499,525.03
      148079155       12/1/2005       2/1/2006        11/1/2035         2,395.83       1/1/2006        500,000.00         500,000.00
      148084601       12/1/2005       2/1/2006        11/1/2035         2,404.71       1/1/2006        471,200.00         471,126.96
      148281801        1/1/2006       3/1/2006        12/1/2035         5,385.42       2/1/2006      1,100,000.00       1,100,000.00
      148311822        1/1/2006       3/1/2006        12/1/2035         3,042.08       2/1/2006        596,000.00         596,000.00
      148315112        1/1/2006       3/1/2006        12/1/2035         6,614.58       2/1/2006      1,270,000.00       1,270,000.00
      148326291       12/1/2005       3/1/2006        11/1/2035         2,329.49       2/1/2006        438,492.00         438,492.00
      148332893       12/1/2005       3/1/2006        11/1/2035         2,875.00       2/1/2006        600,000.00         600,000.00
      148339518       12/1/2005       2/1/2006        11/1/2035         6,187.50       1/1/2006      1,237,500.00       1,237,500.00
      148353477        1/1/2006       2/1/2006        12/1/2035         2,937.50       1/1/2006        600,000.00         600,000.00
      148399447       12/1/2005       2/1/2006        11/1/2035         3,231.77       1/1/2006        621,000.00         620,500.00
      148404908        1/1/2006       2/1/2006        12/1/2035         3,287.11       1/1/2006        618,750.00         618,750.00
      148433618       12/1/2005       3/1/2006        11/1/2035         2,164.17       2/1/2006        424,000.00         423,900.00
      148437478        1/1/2006       3/1/2006        12/1/2035         3,317.71       2/1/2006        650,000.00         650,000.00
      148737885        1/1/2006       3/1/2006        12/1/2035         4,008.33       2/1/2006        740,000.00         740,000.00
      148746456        1/1/2006       2/1/2006        12/1/2035         3,673.83       1/1/2006        750,400.00         750,400.00
      148756877        1/1/2006       2/1/2006        12/1/2035         4,238.50       1/1/2006        830,400.00         830,400.00
      148826035        1/1/2006       3/1/2006        12/1/2035         2,592.50       2/1/2006        488,000.00         488,000.00
      148861263       12/1/2005       3/1/2006        11/1/2035         2,445.92       2/1/2006        599,200.00         478,900.00
      148890668       12/1/2005       2/1/2006        11/1/2035         2,352.00       1/1/2006        460,800.00         460,800.00
      148899594       12/1/2005       2/1/2006        11/1/2035         3,000.00       1/1/2006        600,000.00         600,000.00
      148954662       12/1/2005       2/1/2006        11/1/2035         3,360.00       1/1/2006        672,000.00         672,000.00
      148992753       11/1/2005       3/1/2006        10/1/2035         2,604.17       2/1/2006        500,000.00         500,000.00
      148994015       12/1/2005       3/1/2006        11/1/2035         2,708.33       2/1/2006        520,000.00         520,000.00
      149339251       12/1/2005       2/1/2006        11/1/2035         2,860.00       1/1/2006        572,000.00         572,000.00

LOANID                PURPOSE       DOC                            OAPPVAL          FRTRDATE         CEILING       FLOOR      CAPINT
------------------------------------------------------------------------------------------------------------------------------------

      143640373       C/O Refi      FAD(Full or Alt or AUS)       605,000.00        00/00/0000             0           0           0
      143784551       C/O Refi      FAD(Full or Alt or AUS)       847,000.00        00/00/0000             0           0           0
      202393732       R/T Refi      FAD(Full or Alt or AUS)     1,500,000.00        00/00/0000             0           0           0
      202402087       C/O Refi      FAD(Full or Alt or AUS)       660,000.00        00/00/0000             0           0           0
      202491643       C/O Refi      FAD(Full or Alt or AUS)       650,000.00        00/00/0000             0           0           0
        4256367       Purchase      Full/Alt                    1,352,000.00        00/00/0000             0           0           0
        4256369       R/T Refi      Full/Alt                      700,000.00        00/00/0000             0           0           0
        4354388       Purchase      Full/Alt                      590,000.00        00/00/0000             0           0           0
        4362637       C/O Refi      Full/Alt                      580,000.00        00/00/0000             0           0           0
        4364729       C/O Refi      Full/Alt                      700,000.00        00/00/0000             0           0           0
        4369848       R/T Refi      Full/Alt                      730,000.00        00/00/0000             0           0           0
        4371925       C/O Refi      Full/Alt                      555,000.00        00/00/0000             0           0           0
        4372297       R/T Refi      Full/Alt                      755,000.00        00/00/0000             0           0           0
        4374239       C/O Refi      Full/Alt                      750,000.00        00/00/0000             0           0           0
        4386579       C/O Refi      Full/Alt                      733,000.00        00/00/0000             0           0           0
        4395020       C/O Refi      Full/Alt                      713,000.00        00/00/0000             0           0           0
        4402658       R/T Refi      Full/Alt                      935,000.00        00/00/0000             0           0           0
        4414174       C/O Refi      Full/Alt                      600,000.00        00/00/0000             0           0           0
       30290399       R/T Refi      FAD(Full or Alt or AUS)     1,100,000.00        00/00/0000             0           0           0
       31612260       R/T Refi      FAD(Full or Alt or AUS)     1,236,000.00        00/00/0000             0           0           0
       34542001       Purchase      FAD(Full or Alt or AUS)       775,000.00        00/00/0000             0           0           0
      143647022       C/O Refi      FAD(Full or Alt or AUS)       580,000.00        00/00/0000             0           0           0
      143818813       C/O Refi      FAD(Full or Alt or AUS)       895,000.00        00/00/0000             0           0           0
      143829455       C/O Refi      FAD(Full or Alt or AUS)       935,000.00        00/00/0000             0           0           0
      143829547       R/T Refi      FAD(Full or Alt or AUS)       630,000.00        00/00/0000             0           0           0
      143829836       C/O Refi      FAD(Full or Alt or AUS)     1,000,000.00        00/00/0000             0           0           0
      143833192       C/O Refi      FAD(Full or Alt or AUS)       650,000.00        00/00/0000             0           0           0
      143833655       Purchase      FAD(Full or Alt or AUS)       788,000.00        00/00/0000             0           0           0
      143834018       C/O Refi      FAD(Full or Alt or AUS)       770,000.00        00/00/0000             0           0           0
      143906634       Purchase      FAD(Full or Alt or AUS)       785,000.00        00/00/0000             0           0           0
      143940864       C/O Refi      FAD(Full or Alt or AUS)     1,250,000.00        00/00/0000             0           0           0
      143972594       Purchase      FAD(Full or Alt or AUS)       655,000.00        00/00/0000             0           0           0
      144071065       Purchase      FAD(Full or Alt or AUS)       755,000.00        00/00/0000             0           0           0
      144077765       C/O Refi      FAD(Full or Alt or AUS)       600,000.00        00/00/0000             0           0           0
      144135324       Purchase      FAD(Full or Alt or AUS)       630,000.00        00/00/0000             0           0           0
      144170974       Purchase      FAD(Full or Alt or AUS)       735,000.00        00/00/0000             0           0           0
      144171733       C/O Refi      FAD(Full or Alt or AUS)     1,075,000.00        00/00/0000             0           0           0
      144172889       C/O Refi      FAD(Full or Alt or AUS)       670,000.00        00/00/0000             0           0           0
      202305116       Purchase      FAD(Full or Alt or AUS)     1,125,000.00        00/00/0000             0           0           0
      202390050       R/T Refi      FAD(Full or Alt or AUS)       680,000.00        00/00/0000             0           0           0
      202414371       Purchase      FAD(Full or Alt or AUS)       559,000.00        00/00/0000             0           0           0
      202416053       R/T Refi      FAD(Full or Alt or AUS)       630,000.00        00/00/0000             0           0           0
      202440475       Purchase      FAD(Full or Alt or AUS)       690,000.00        00/00/0000             0           0           0
      202451043       Purchase      FAD(Full or Alt or AUS)     1,100,000.00        00/00/0000             0           0           0
      202464830       R/T Refi      FAD(Full or Alt or AUS)       699,000.00        00/00/0000             0           0           0
      202467700       C/O Refi      FAD(Full or Alt or AUS)       692,000.00        00/00/0000             0           0           0
      202478756       C/O Refi      FAD(Full or Alt or AUS)       720,000.00        00/00/0000             0           0           0
      202486122       C/O Refi      FAD(Full or Alt or AUS)       920,000.00        00/00/0000             0           0           0
      202488045       Purchase      FAD(Full or Alt or AUS)       890,000.00        00/00/0000             0           0           0
      202494233       R/T Refi      FAD(Full or Alt or AUS)     1,500,000.00        00/00/0000             0           0           0
      202497673       Purchase      FAD(Full or Alt or AUS)       920,000.00        00/00/0000             0           0           0
      202502092       R/T Refi      FAD(Full or Alt or AUS)       965,000.00        00/00/0000             0           0           0
      202508784       Purchase      FAD(Full or Alt or AUS)       640,000.00        00/00/0000             0           0           0
      202511986       Purchase      FAD(Full or Alt or AUS)       690,000.00        00/00/0000             0           0           0
      202536207       C/O Refi      FAD(Full or Alt or AUS)       725,000.00        00/00/0000             0           0           0
      202542973       C/O Refi      FAD(Full or Alt or AUS)       770,000.00        00/00/0000             0           0           0
      202545539       C/O Refi      FAD(Full or Alt or AUS)     1,350,000.00        00/00/0000             0           0           0
      202548715       C/O Refi      FAD(Full or Alt or AUS)       850,000.00        00/00/0000             0           0           0
      202557054       Purchase      FAD(Full or Alt or AUS)       745,000.00        00/00/0000             0           0           0
      202570123       R/T Refi      FAD(Full or Alt or AUS)       770,000.00        00/00/0000             0           0           0
      202571907       C/O Refi      FAD(Full or Alt or AUS)     1,250,000.00        00/00/0000             0           0           0
      202574562       R/T Refi      FAD(Full or Alt or AUS)       560,000.00        00/00/0000             0           0           0
      202578688       C/O Refi      FAD(Full or Alt or AUS)     1,100,000.00        00/00/0000             0           0           0
      202585857       Purchase      FAD(Full or Alt or AUS)     1,500,000.00        00/00/0000             0           0           0
      202586400       C/O Refi      FAD(Full or Alt or AUS)       557,000.00        00/00/0000             0           0           0
      202593141       C/O Refi      FAD(Full or Alt or AUS)       735,000.00        00/00/0000             0           0           0
      202594842       R/T Refi      FAD(Full or Alt or AUS)       835,000.00        00/00/0000             0           0           0
      202597431       Purchase      FAD(Full or Alt or AUS)       631,500.00        00/00/0000             0           0           0
      202610275       C/O Refi      FAD(Full or Alt or AUS)       607,000.00        00/00/0000             0           0           0
      202611299       C/O Refi      FAD(Full or Alt or AUS)       692,000.00        00/00/0000             0           0           0
      202611992       R/T Refi      FAD(Full or Alt or AUS)     1,200,000.00        00/00/0000             0           0           0
      202614277       R/T Refi      FAD(Full or Alt or AUS)       900,000.00        00/00/0000             0           0           0
      202614418       C/O Refi      FAD(Full or Alt or AUS)       785,000.00        00/00/0000             0           0           0
      202618070       C/O Refi      FAD(Full or Alt or AUS)     1,100,000.00        00/00/0000             0           0           0
      202630869       C/O Refi      FAD(Full or Alt or AUS)     1,300,000.00        00/00/0000             0           0           0
      202645792       Purchase      FAD(Full or Alt or AUS)       685,000.00        00/00/0000             0           0           0
      202657557       R/T Refi      FAD(Full or Alt or AUS)     1,700,000.00        00/00/0000             0           0           0
      202660585       Purchase      FAD(Full or Alt or AUS)       605,000.00        00/00/0000             0           0           0
      202664512       C/O Refi      FAD(Full or Alt or AUS)       630,000.00        00/00/0000             0           0           0
      202666889       Purchase      FAD(Full or Alt or AUS)       920,000.00        00/00/0000             0           0           0
        3964046       Purchase      Full/Alt                    1,050,000.00        00/00/0000             0           0           0
        4335166       Purchase      Full/Alt                    1,400,000.00        00/00/0000             0           0           0
        4349133       R/T Refi      Full/Alt                      795,000.00        00/00/0000             0           0           0
        4354151       Purchase      Full/Alt                    1,400,000.00        00/00/0000             0           0           0
        4364807       Purchase      Full/Alt                      750,000.00        00/00/0000             0           0           0
        4369892       Purchase      Full/Alt                      536,000.00        00/00/0000             0           0           0
        4381122       Purchase      Full/Alt                      950,000.00        00/00/0000             0           0           0
        4381730       C/O Refi      Full/Alt                      735,000.00        00/00/0000             0           0           0
        4392938       Purchase      Full/Alt                      718,000.00        00/00/0000             0           0           0
        4394964       Purchase      Full/Alt                      651,000.00        00/00/0000             0           0           0
        4397473       Purchase      Full/Alt                      780,000.00        00/00/0000             0           0           0
        4399770       C/O Refi      Full/Alt                      550,000.00        00/00/0000             0           0           0
        4401794       Purchase      Full/Alt                      600,000.00        00/00/0000             0           0           0
        4401796       C/O Refi      Full/Alt                    1,190,000.00        00/00/0000             0           0           0
        4402719       C/O Refi      Full/Alt                    1,134,000.00        00/00/0000             0           0           0
        4403120       Purchase      Full/Alt                    1,000,000.00        00/00/0000             0           0           0
        4403787       C/O Refi      Full/Alt                      757,000.00        00/00/0000             0           0           0
        4408611       C/O Refi      Full/Alt                      760,000.00        00/00/0000             0           0           0
        4408652       C/O Refi      Full/Alt                      665,000.00        00/00/0000             0           0           0
        4409018       Purchase      Full/Alt                    1,415,000.00        00/00/0000             0           0           0
        4411769       C/O Refi      Full/Alt                      914,500.00        00/00/0000             0           0           0
        4413103       Purchase      Full/Alt                    1,340,000.00        00/00/0000             0           0           0
        4415539       R/T Refi      Full/Alt                      910,000.00        00/00/0000             0           0           0
        4415933       R/T Refi      Full/Alt                      714,000.00        00/00/0000             0           0           0
        4418299       C/O Refi      Full/Alt                      900,000.00        00/00/0000             0           0           0
        4418484       C/O Refi      Full/Alt                    1,100,000.00        00/00/0000             0           0           0
        4419724       C/O Refi      Full/Alt                      655,000.00        00/00/0000             0           0           0
        4419897       R/T Refi      Full/Alt                      995,000.00        00/00/0000             0           0           0
        4422897       Purchase      Full/Alt                      540,000.00        00/00/0000             0           0           0
        4434545       Purchase      Full/Alt                      685,000.00        00/00/0000             0           0           0
        4436705       Purchase      Full/Alt                      640,000.00        00/00/0000             0           0           0
        4437530       R/T Refi      Full/Alt                      900,000.00        00/00/0000             0           0           0
       53809711       Purchase      Full                          565,000.00        00/00/0000             0           0           0
       58697442       Purchase      Full                        1,170,000.00        00/00/0000             0           0           0
       59852129       Purchase      Full                        1,375,000.00        00/00/0000             0           0           0
       60017761       R/T Refi      Full                        2,075,000.00        00/00/0000             0           0           0
       60049087       C/O Refi      Full                          715,000.00        00/00/0000             0           0           0
       60383387       Purchase      Full                          535,000.00        00/00/0000             0           0           0
       60516275       Purchase      Full                          595,000.00        00/00/0000             0           0           0
       60518743       C/O Refi      Full                        1,700,000.00        00/00/0000             0           0           0
       60623774       Purchase      Full                        1,300,000.00        00/00/0000             0           0           0
       60645355       R/T Refi      Full                        1,189,000.00        00/00/0000             0           0           0
       60651015       Purchase      Full                          565,000.00        00/00/0000             0           0           0
       60675873       C/O Refi      Full                          670,500.00        00/00/0000             0           0           0
       60710381       R/T Refi      Full                          750,000.00        00/00/0000             0           0           0
       60749405       R/T Refi      Full                        2,100,000.00        00/00/0000             0           0           0
       60788445       C/O Refi      Full                        1,350,000.00        00/00/0000             0           0           0
       60801495       C/O Refi      Full                        1,035,000.00        00/00/0000             0           0           0
       60927365       Purchase      Full                        1,950,000.00        00/00/0000             0           0           0
       60977881       R/T Refi      Full                          860,000.00        00/00/0000             0           0           0
       61023784       C/O Refi      Full                          620,000.00        00/00/0000             0           0           0
      146767611       Purchase      Full                        1,090,000.00        00/00/0000             0           0           0
      147191019       R/T Refi      Full                        1,100,000.00        00/00/0000             0           0           0
      147295794       Purchase      Full                          690,000.00        00/00/0000             0           0           0
      147395966       Purchase      Full                          870,000.00        00/00/0000             0           0           0
      147519326       Purchase      Full                        1,074,565.00        00/00/0000             0           0           0
      147609242       Purchase      Full                          735,000.00        00/00/0000             0           0           0
      147624753       Purchase      Full                          672,000.00        00/00/0000             0           0           0
      147642441       Purchase      Full                        1,100,000.00        00/00/0000             0           0           0
      147643902       C/O Refi      Full                        1,100,000.00        00/00/0000             0           0           0
      147674725       Purchase      Full                        1,500,000.00        00/00/0000             0           0           0
      147700264       Purchase      Full                          600,000.00        00/00/0000             0           0           0
      147701403       Purchase      Full                          950,000.00        00/00/0000             0           0           0
      147704225       Purchase      Full                          910,000.00        00/00/0000             0           0           0
      147716377       Purchase      Full                          965,000.00        00/00/0000             0           0           0
      147817472       R/T Refi      Full                          620,000.00        00/00/0000             0           0           0
      147824817       C/O Refi      Full                          778,000.00        00/00/0000             0           0           0
      147843338       Purchase      Full                          590,000.00        00/00/0000             0           0           0
      147904445       C/O Refi      Full                          660,000.00        00/00/0000             0           0           0
      147911523       Purchase      Full                          975,000.00        00/00/0000             0           0           0
      147932586       R/T Refi      Full                          584,000.00        00/00/0000             0           0           0
      147953186       Purchase      Full                          805,000.00        00/00/0000             0           0           0
      147965966       R/T Refi      Full                          850,000.00        00/00/0000             0           0           0
      147966097       Purchase      Full                          854,000.00        00/00/0000             0           0           0
      147982318       Purchase      Full                        1,525,000.00        00/00/0000             0           0           0
      148079155       Purchase      Full                        1,052,000.00        00/00/0000             0           0           0
      148084601       Purchase      Full                          590,000.00        00/00/0000             0           0           0
      148281801       R/T Refi      Full                        4,800,000.00        00/00/0000             0           0           0
      148311822       Purchase      Full                          750,000.00        00/00/0000             0           0           0
      148315112       Purchase      Full                        1,750,000.00        00/00/0000             0           0           0
      148326291       Purchase      Full                          550,000.00        00/00/0000             0           0           0
      148332893       Purchase      Full                          790,000.00        00/00/0000             0           0           0
      148339518       Purchase      Full                        1,650,000.00        00/00/0000             0           0           0
      148353477       C/O Refi      Full                        1,225,000.00        00/00/0000             0           0           0
      148399447       C/O Refi      Full                          936,000.00        00/00/0000             0           0           0
      148404908       Purchase      Full                          825,000.00        00/00/0000             0           0           0
      148433618       Purchase      Full                          531,000.00        00/00/0000             0           0           0
      148437478       Purchase      Full                          825,000.00        00/00/0000             0           0           0
      148737885       Purchase      Full                          925,000.00        00/00/0000             0           0           0
      148746456       Purchase      Full                        1,000,000.00        00/00/0000             0           0           0
      148756877       Purchase      Full                        1,038,000.00        00/00/0000             0           0           0
      148826035       Purchase      Full                          610,000.00        00/00/0000             0           0           0
      148861263       Purchase      Full                          755,000.00        00/00/0000             0           0           0
      148890668       Purchase      Full                          579,000.00        00/00/0000             0           0           0
      148899594       Purchase      Full                          780,000.00        00/00/0000             0           0           0
      148954662       Purchase      Full                          840,000.00        00/00/0000             0           0           0
      148992753       Purchase      Full                          877,000.00        00/00/0000             0           0           0
      148994015       Purchase      Full                          660,000.00        00/00/0000             0           0           0
      149339251       Purchase      Full                          725,000.00        00/00/0000             0           0           0

LOANID                 MARGIN          INDEX            ODATE                ORIGINATOR           SERVICER          LPMI      SVCFEE
------------------------------------------------------------------------------------------------------------------------------------

      143640373             0          FIX             9/23/2005             SunTrust             SunTrust             0        0.25
      143784551             0          FIX             9/15/2005             SunTrust             SunTrust             0        0.25
      202393732             0          FIX              9/9/2005             SunTrust             SunTrust             0        0.25
      202402087             0          FIX             9/22/2005             SunTrust             SunTrust             0        0.25
      202491643             0          FIX             9/30/2005             SunTrust             SunTrust             0        0.25
        4256367             0          FIX             11/1/2005             NatCity              NatCity              0        0.25
        4256369             0          FIX            10/28/2005             NatCity              NatCity              0        0.25
        4354388             0          FIX             9/29/2005             NatCity              NatCity              0        0.25
        4362637             0          FIX             10/4/2005             NatCity              NatCity              0        0.25
        4364729             0          FIX            10/19/2005             NatCity              NatCity              0        0.25
        4369848             0          FIX            10/20/2005             NatCity              NatCity              0        0.25
        4371925             0          FIX            10/25/2005             NatCity              NatCity              0        0.25
        4372297             0          FIX             10/7/2005             NatCity              NatCity              0        0.25
        4374239             0          FIX            10/26/2005             NatCity              NatCity              0        0.25
        4386579             0          FIX            10/19/2005             NatCity              NatCity              0        0.25
        4395020             0          FIX            10/28/2005             NatCity              NatCity              0        0.25
        4402658             0          FIX            10/24/2005             NatCity              NatCity              0        0.25
        4414174             0          FIX            10/30/2005             NatCity              NatCity              0        0.25
       30290399             0          FIX            10/11/2005             SunTrust             SunTrust             0        0.25
       31612260             0          FIX            10/13/2005             SunTrust             SunTrust             0        0.25
       34542001             0          FIX            10/14/2005             SunTrust             SunTrust             0        0.25
      143647022             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      143818813             0          FIX            10/17/2005             SunTrust             SunTrust             0        0.25
      143829455             0          FIX            10/25/2005             SunTrust             SunTrust             0        0.25
      143829547             0          FIX            10/20/2005             SunTrust             SunTrust             0        0.25
      143829836             0          FIX            10/25/2005             SunTrust             SunTrust             0        0.25
      143833192             0          FIX            10/26/2005             SunTrust             SunTrust             0        0.25
      143833655             0          FIX            10/20/2005             SunTrust             SunTrust             0        0.25
      143834018             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      143906634             0          FIX            10/27/2005             SunTrust             SunTrust             0        0.25
      143940864             0          FIX             10/4/2005             SunTrust             SunTrust             0        0.25
      143972594             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      144071065             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      144077765             0          FIX            10/19/2005             SunTrust             SunTrust             0        0.25
      144135324             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      144170974             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      144171733             0          FIX            10/21/2005             SunTrust             SunTrust             0        0.25
      144172889             0          FIX            10/27/2005             SunTrust             SunTrust             0        0.25
      202305116             0          FIX             10/5/2005             SunTrust             SunTrust             0        0.25
      202390050             0          FIX            10/11/2005             SunTrust             SunTrust             0        0.25
      202414371             0          FIX            10/13/2005             SunTrust             SunTrust             0        0.25
      202416053             0          FIX             10/5/2005             SunTrust             SunTrust             0        0.25
      202440475             0          FIX             11/7/2005             SunTrust             SunTrust             0        0.25
      202451043             0          FIX             10/3/2005             SunTrust             SunTrust             0        0.25
      202464830             0          FIX             10/3/2005             SunTrust             SunTrust             0        0.25
      202467700             0          FIX            10/11/2005             SunTrust             SunTrust             0        0.25
      202478756             0          FIX             10/3/2005             SunTrust             SunTrust             0        0.25
      202486122             0          FIX            10/19/2005             SunTrust             SunTrust             0        0.25
      202488045             0          FIX             9/29/2005             SunTrust             SunTrust             0        0.25
      202494233             0          FIX             9/30/2005             SunTrust             SunTrust             0        0.25
      202497673             0          FIX             10/4/2005             SunTrust             SunTrust             0        0.25
      202502092             0          FIX            10/17/2005             SunTrust             SunTrust             0        0.25
      202508784             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      202511986             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202536207             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202542973             0          FIX            10/17/2005             SunTrust             SunTrust             0        0.25
      202545539             0          FIX            10/26/2005             SunTrust             SunTrust             0        0.25
      202548715             0          FIX            10/18/2005             SunTrust             SunTrust             0        0.25
      202557054             0          FIX            10/24/2005             SunTrust             SunTrust             0        0.25
      202570123             0          FIX            10/24/2005             SunTrust             SunTrust             0        0.25
      202571907             0          FIX            10/13/2005             SunTrust             SunTrust             0        0.25
      202574562             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202578688             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202585857             0          FIX            10/12/2005             SunTrust             SunTrust             0        0.25
      202586400             0          FIX            10/19/2005             SunTrust             SunTrust             0        0.25
      202593141             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202594842             0          FIX            10/25/2005             SunTrust             SunTrust             0        0.25
      202597431             0          FIX             11/1/2005             SunTrust             SunTrust             0        0.25
      202610275             0          FIX            10/31/2005             SunTrust             SunTrust             0        0.25
      202611299             0          FIX            10/21/2005             SunTrust             SunTrust             0        0.25
      202611992             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
      202614277             0          FIX            10/26/2005             SunTrust             SunTrust             0        0.25
      202614418             0          FIX            10/24/2005             SunTrust             SunTrust             0        0.25
      202618070             0          FIX             11/1/2005             SunTrust             SunTrust             0        0.25
      202630869             0          FIX             11/3/2005             SunTrust             SunTrust             0        0.25
      202645792             0          FIX            11/11/2005             SunTrust             SunTrust             0        0.25
      202657557             0          FIX             11/4/2005             SunTrust             SunTrust             0        0.25
      202660585             0          FIX             11/4/2005             SunTrust             SunTrust             0        0.25
      202664512             0          FIX            10/26/2005             SunTrust             SunTrust             0        0.25
      202666889             0          FIX            10/28/2005             SunTrust             SunTrust             0        0.25
        3964046             0          FIX            11/14/2005             NatCity              NatCity              0        0.25
        4335166             0          FIX             11/3/2005             NatCity              NatCity              0        0.25
        4349133             0          FIX             11/1/2005             NatCity              NatCity              0        0.25
        4354151             0          FIX            11/18/2005             NatCity              NatCity              0        0.25
        4364807             0          FIX             11/8/2005             NatCity              NatCity              0        0.25
        4369892             0          FIX            11/15/2005             NatCity              NatCity              0        0.25
        4381122             0          FIX            11/22/2005             NatCity              NatCity              0        0.25
        4381730             0          FIX            10/27/2005             NatCity              NatCity              0        0.25
        4392938             0          FIX            11/16/2005             NatCity              NatCity              0        0.25
        4394964             0          FIX            11/15/2005             NatCity              NatCity              0        0.25
        4397473             0          FIX            11/16/2005             NatCity              NatCity              0        0.25
        4399770             0          FIX            11/14/2005             NatCity              NatCity              0        0.25
        4401794             0          FIX             11/7/2005             NatCity              NatCity              0        0.25
        4401796             0          FIX             11/3/2005             NatCity              NatCity              0        0.25
        4402719             0          FIX             11/7/2005             NatCity              NatCity              0        0.25
        4403120             0          FIX            11/15/2005             NatCity              NatCity              0        0.25
        4403787             0          FIX            11/16/2005             NatCity              NatCity              0        0.25
        4408611             0          FIX            11/11/2005             NatCity              NatCity              0        0.25
        4408652             0          FIX             11/4/2005             NatCity              NatCity              0        0.25
        4409018             0          FIX            11/14/2005             NatCity              NatCity              0        0.25
        4411769             0          FIX            10/25/2005             NatCity              NatCity              0        0.25
        4413103             0          FIX            11/14/2005             NatCity              NatCity              0        0.25
        4415539             0          FIX             11/7/2005             NatCity              NatCity              0        0.25
        4415933             0          FIX             11/9/2005             NatCity              NatCity              0        0.25
        4418299             0          FIX             11/8/2005             NatCity              NatCity              0        0.25
        4418484             0          FIX             11/9/2005             NatCity              NatCity              0        0.25
        4419724             0          FIX             11/8/2005             NatCity              NatCity              0        0.25
        4419897             0          FIX             11/8/2005             NatCity              NatCity              0        0.25
        4422897             0          FIX            11/16/2005             NatCity              NatCity              0        0.25
        4434545             0          FIX             11/9/2005             NatCity              NatCity              0        0.25
        4436705             0          FIX             11/7/2005             NatCity              NatCity              0        0.25
        4437530             0          FIX            11/16/2005             NatCity              NatCity              0        0.25
       53809711             0          FIX             11/1/2005             Wells Fargo          Wells Fargo          0        0.25
       58697442             0          FIX             11/7/2005             Wells Fargo          Wells Fargo          0        0.25
       59852129             0          FIX             11/4/2005             Wells Fargo          Wells Fargo          0        0.25
       60017761             0          FIX             11/3/2005             Wells Fargo          Wells Fargo          0        0.25
       60049087             0          FIX             11/4/2005             Wells Fargo          Wells Fargo          0        0.25
       60383387             0          FIX            11/21/2005             Wells Fargo          Wells Fargo          0        0.25
       60516275             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
       60518743             0          FIX            10/21/2005             Wells Fargo          Wells Fargo          0        0.25
       60623774             0          FIX             11/8/2005             Wells Fargo          Wells Fargo          0        0.25
       60645355             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
       60651015             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
       60675873             0          FIX            11/21/2005             Wells Fargo          Wells Fargo          0        0.25
       60710381             0          FIX             11/4/2005             Wells Fargo          Wells Fargo          0        0.25
       60749405             0          FIX            11/23/2005             Wells Fargo          Wells Fargo          0        0.25
       60788445             0          FIX            11/21/2005             Wells Fargo          Wells Fargo          0        0.25
       60801495             0          FIX            11/12/2005             Wells Fargo          Wells Fargo          0        0.25
       60927365             0          FIX            11/15/2005             Wells Fargo          Wells Fargo          0        0.25
       60977881             0          FIX            11/16/2005             Wells Fargo          Wells Fargo          0        0.25
       61023784             0          FIX            11/15/2005             Wells Fargo          Wells Fargo          0        0.25
      146767611             0          FIX              9/7/2005             Wells Fargo          Wells Fargo          0        0.25
      147191019             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      147295794             0          FIX             11/2/2005             Wells Fargo          Wells Fargo          0        0.25
      147395966             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      147519326             0          FIX            10/11/2005             Wells Fargo          Wells Fargo          0        0.25
      147609242             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      147624753             0          FIX            10/14/2005             Wells Fargo          Wells Fargo          0        0.25
      147642441             0          FIX            11/15/2005             Wells Fargo          Wells Fargo          0        0.25
      147643902             0          FIX            10/31/2005             Wells Fargo          Wells Fargo          0        0.25
      147674725             0          FIX             11/7/2005             Wells Fargo          Wells Fargo          0        0.25
      147700264             0          FIX             11/7/2005             Wells Fargo          Wells Fargo          0        0.25
      147701403             0          FIX            10/26/2005             Wells Fargo          Wells Fargo          0        0.25
      147704225             0          FIX            10/13/2005             Wells Fargo          Wells Fargo          0        0.25
      147716377             0          FIX             9/30/2005             Wells Fargo          Wells Fargo          0        0.25
      147817472             0          FIX             11/2/2005             Wells Fargo          Wells Fargo          0        0.25
      147824817             0          FIX            10/26/2005             Wells Fargo          Wells Fargo          0        0.25
      147843338             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
      147904445             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      147911523             0          FIX            10/31/2005             Wells Fargo          Wells Fargo          0        0.25
      147932586             0          FIX            10/25/2005             Wells Fargo          Wells Fargo          0        0.25
      147953186             0          FIX            10/31/2005             Wells Fargo          Wells Fargo          0        0.25
      147965966             0          FIX             11/3/2005             Wells Fargo          Wells Fargo          0        0.25
      147966097             0          FIX             11/8/2005             Wells Fargo          Wells Fargo          0        0.25
      147982318             0          FIX            11/21/2005             Wells Fargo          Wells Fargo          0        0.25
      148079155             0          FIX            10/25/2005             Wells Fargo          Wells Fargo          0        0.25
      148084601             0          FIX             10/6/2005             Wells Fargo          Wells Fargo          0        0.25
      148281801             0          FIX            11/16/2005             Wells Fargo          Wells Fargo          0        0.25
      148311822             0          FIX             11/1/2005             Wells Fargo          Wells Fargo          0        0.25
      148315112             0          FIX            11/14/2005             Wells Fargo          Wells Fargo          0        0.25
      148326291             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      148332893             0          FIX            10/31/2005             Wells Fargo          Wells Fargo          0        0.25
      148339518             0          FIX             10/3/2005             Wells Fargo          Wells Fargo          0        0.25
      148353477             0          FIX             11/7/2005             Wells Fargo          Wells Fargo          0        0.25
      148399447             0          FIX            10/24/2005             Wells Fargo          Wells Fargo          0        0.25
      148404908             0          FIX            11/29/2005             Wells Fargo          Wells Fargo          0        0.25
      148433618             0          FIX            10/14/2005             Wells Fargo          Wells Fargo          0        0.25
      148437478             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
      148737885             0          FIX            11/17/2005             Wells Fargo          Wells Fargo          0        0.25
      148746456             0          FIX             11/7/2005             Wells Fargo          Wells Fargo          0        0.25
      148756877             0          FIX             11/9/2005             Wells Fargo          Wells Fargo          0        0.25
      148826035             0          FIX             11/8/2005             Wells Fargo          Wells Fargo          0        0.25
      148861263             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
      148890668             0          FIX             11/1/2005             Wells Fargo          Wells Fargo          0        0.25
      148899594             0          FIX            10/27/2005             Wells Fargo          Wells Fargo          0        0.25
      148954662             0          FIX            10/28/2005             Wells Fargo          Wells Fargo          0        0.25
      148992753             0          FIX             9/30/2005             Wells Fargo          Wells Fargo          0        0.25
      148994015             0          FIX             10/3/2005             Wells Fargo          Wells Fargo          0        0.25
      149339251             0          FIX            10/14/2005             Wells Fargo          Wells Fargo          0        0.25

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                                      D-4-1

LOANID      GROUP  OCC        PROPTYPE      OTERM  CORTERM   OLTV    RATE    FPDATE      NDDATE     S_MATDATE   PANDI      PTDATE
-----------------------------------------------------------------------------------------------------------------------------------

147709935       4  Primary    SFR             360      357   63.41   6.125   12/1/2005   3/1/2006   11/1/2035   1,327.08   2/1/2006
147805782       4  Primary    SFR             360      357   27.61    6.25   12/1/2005   2/1/2006   11/1/2035     963.54   1/1/2006
147871461       4  Primary    SFR             360      357   64.19   6.375   12/1/2005   2/1/2006   11/1/2035   2,523.44   1/1/2006
147880686       4  Primary    SFR             360      357   50.05   6.125   12/1/2005   2/1/2006   11/1/2035   2,720.52   1/1/2006
147975346       4  Primary    SFR             360      357   73.17   6.375   12/1/2005   3/1/2006   11/1/2035   3,984.38   2/1/2006
148035371       4  Primary    SFR             360      357   57.78   6.125   12/1/2005   2/1/2006   11/1/2035   6,635.42   1/1/2006
148064595       4  Primary    SFR             360      357   71.26   6.375   12/1/2005   2/1/2006   11/1/2035   2,858.13   1/1/2006
148126188       4  Primary    SFR             360      357   73.77   6.125   12/1/2005   2/1/2006   11/1/2035   2,296.88   1/1/2006
148141179       4  Primary    SFR             360      357   76.78    6.25   12/1/2005   2/1/2006   11/1/2035   3,179.17   1/1/2006
148186729       4  Primary    SFR             360      357   52.18   6.125   12/1/2005   2/1/2006   11/1/2035   1,158.65   1/1/2006
148225949       4  Primary    SFR             360      357   74.78   6.125   12/1/2005   3/1/2006   11/1/2035   1,301.56   2/1/2006
148238009       4  Primary    SFR             360      357      65     6.5   12/1/2005   2/1/2006   11/1/2035   2,728.65   1/1/2006
148239585       4  Primary    SFR             360      357   82.25   6.375   12/1/2005   2/1/2006   11/1/2035     602.97   1/1/2006
148244395       4  Primary    SFR             360      357   78.26   6.125   12/1/2005   2/1/2006   11/1/2035   3,215.63   1/1/2006
148254436       4  Primary    SFR             360      357   60.56    6.25   12/1/2005   3/1/2006   11/1/2035   2,820.31   2/1/2006
148261415       4  Primary    SFR             360      357   58.49    6.25   12/1/2005   3/1/2006   11/1/2035   2,134.86   2/1/2006
148278179       4  Primary    SFR             360      358   74.95    6.25    1/1/2006   2/1/2006   12/1/2035   3,884.11   1/1/2006
148321094       4  Primary    SFR             360      357      80   6.375   12/1/2005   2/1/2006   11/1/2035   2,634.47   1/1/2006
148340698       4  Primary    SFR             360      357   73.77    6.25   12/1/2005   2/1/2006   11/1/2035   1,171.87   1/1/2006
148357189       4  Primary    Condo - Low     360      357      80    6.25   12/1/2005   2/1/2006   11/1/2035     814.42   1/1/2006
148360514       4  Primary    Condo - Low     360      357      70   6.375   12/1/2005   2/1/2006   11/1/2035   1,541.42   1/1/2006
148403298       4  Secondary  Condo - Low     360      357   79.98    6.75   12/1/2005   3/1/2006   11/1/2035     404.44   2/1/2006
148528862       4  Primary    SFR             360      357      80    6.25   12/1/2005   2/1/2006   11/1/2035   2,883.33   1/1/2006
148769292       4  Primary    2-Family        360      357   28.08   6.125   12/1/2005   3/1/2006   11/1/2035   1,862.32   2/1/2006
148787393       4  Primary    SFR             360      358      80   6.375    1/1/2006   2/1/2006   12/1/2035   1,219.75   1/1/2006
 59197202       4  Primary    SFR             360      358   61.52    6.25    1/1/2006   2/1/2006   12/1/2035   2,421.87   1/1/2006
 59463612       4  Primary    SFR             360      358      80   5.625    1/1/2006   2/1/2006   12/1/2035   1,061.25   1/1/2006
 59493999       4  Primary    SFR             360      357      68    6.25   12/1/2005   2/1/2006   11/1/2035   4,420.84   1/1/2006
 59584953       4  Primary    SFR             360      358      75   6.125    1/1/2006   3/1/2006   12/1/2035   2,371.48   2/1/2006
 59679803       4  Primary    SFR             360      358      75    6.25    1/1/2006   2/1/2006   12/1/2035   4,355.47   1/1/2006
 59750059       4  Primary    SFR             360      358   59.33    6.25    1/1/2006   2/1/2006   12/1/2035   2,473.96   1/1/2006
 59769059       4  Primary    Condo - Low     360      357    73.4       6   12/1/2005   2/1/2006   11/1/2035   1,379.50   1/1/2006
 59918557       4  Primary    SFR             360      358   65.33    6.25    1/1/2006   5/1/2006   12/1/2035   3,385.41   4/1/2006
 60058757       4  Primary    Condo - Low     360      357   71.43    6.25   12/1/2005   2/1/2006   11/1/2035   2,604.17   1/1/2006
 60122801       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,592.00   1/1/2006
 60177342       4  Primary    SFR             360      358   60.94       6    1/1/2006   3/1/2006   12/1/2035   4,875.00   2/1/2006
 60294048       4  Primary    SFR             360      358   69.58   6.125    1/1/2006   2/1/2006   12/1/2035   4,797.92   1/1/2006
 60485745       4  Primary    SFR             360      358      80   6.375    1/1/2006   3/1/2006   12/1/2035   2,326.88   2/1/2006
 60487626       4  Secondary  Condo - Low     360      358      80     6.5    1/1/2006   2/1/2006   12/1/2035   2,491.62   1/1/2006
 60564119       4  Primary    SFR             360      358      80   6.375    1/1/2006   3/1/2006   12/1/2035   2,889.46   2/1/2006
 60602612       4  Primary    SFR             360      358   44.94   6.125    1/1/2006   2/1/2006   12/1/2035   4,078.23   1/1/2006
 60692241       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,436.00   1/1/2006
 60702404       4  Primary    SFR             360      358      75    6.25    1/1/2006   2/1/2006   12/1/2035   1,535.16   1/1/2006
 60760196       4  Primary    SFR             360      358      75    6.25    1/1/2006   2/1/2006   12/1/2035   3,125.00   1/1/2006
 60799657       4  Primary    SFR             360      358   42.73   6.375    1/1/2006   2/1/2006   12/1/2035   2,496.86   1/1/2006
 60800273       4  Primary    SFR             360      358      70     6.5    1/1/2006   2/1/2006   12/1/2035   1,516.67   1/1/2006
 60817608       4  Primary    SFR             360      358    59.8    6.25    1/1/2006   3/1/2006   12/1/2035   1,540.85   2/1/2006
 60903853       4  Primary    SFR             360      358      50    6.25    1/1/2006   2/1/2006   12/1/2035   3,125.00   1/1/2006
 61016036       4  Primary    SFR             360      358      80   5.875    1/1/2006   3/1/2006   12/1/2035      955.2   2/1/2006
 61155719       4  Primary    SFR             360      358   33.53   6.375    1/1/2006   2/1/2006   12/1/2035   1,512.65   1/1/2006
 61202289       4  Primary    SFR             360      358   71.52   6.125    1/1/2006   2/1/2006   12/1/2035   2,682.95   1/1/2006
145379657       4  Primary    SFR             360      354      70       6    9/1/2005   2/1/2006    8/1/2035   4,937.63   1/1/2006
146236344       4  Secondary  SFR             360      358    62.5   5.875    1/1/2006   2/1/2006   12/1/2035   4,895.83   1/1/2006
146824131       4  Primary    Condo - Low     360      356   78.72    5.75   11/1/2005   2/1/2006   10/1/2035   1,767.37   1/1/2006
146939558       4  Primary    SFR             360      358   68.42    6.25    1/1/2006   2/1/2006   12/1/2035   3,125.00   1/1/2006
147020309       4  Primary    SFR             360      358      80       6    1/1/2006   3/1/2006   12/1/2035   2,399.04   2/1/2006
147111876       4  Primary    SFR             360      357    62.7       6   12/1/2005   2/1/2006   11/1/2035   2,897.50   1/1/2006
147122196       4  Primary    SFR             360      358   63.41     6.5    1/1/2006   2/1/2006   12/1/2035   1,407.25   1/1/2006
147167209       4  Primary    SFR             360      357   74.29   5.875   12/1/2005   2/1/2006   11/1/2035   3,180.15   1/1/2006
147222707       4  Primary    SFR             360      357      70   6.125   12/1/2005   2/1/2006   11/1/2035   2,745.79   1/1/2006
147271571       4  Primary    SFR             360      357   55.22   5.875   12/1/2005   2/1/2006   11/1/2035     905.73   1/1/2006
147435549       4  Primary    Condo - Low     360      358      75    5.75    1/1/2006   2/1/2006   12/1/2035   1,042.19   1/1/2006
147437909       4  Primary    SFR             360      358   79.81   6.125    1/1/2006   2/1/2006   12/1/2035   1,735.42   1/1/2006
147456115       4  Primary    SFR             360      357   22.89   5.875   12/1/2005   2/1/2006   11/1/2035     636.15   1/1/2006
147484596       4  Primary    Condo - High    360      357   64.52       6   12/1/2005   2/1/2006   11/1/2035   4,994.89   1/1/2006
147526982       4  Primary    SFR             360      357   57.62   5.375   12/1/2005   2/1/2006   11/1/2035   1,215.22   1/1/2006
147620686       4  Primary    SFR             360      357   30.43    5.75   12/1/2005   3/1/2006   11/1/2035   2,515.63   2/1/2006
147686315       4  Primary    SFR             360      358   43.24   6.125    1/1/2006   2/1/2006   12/1/2035     408.33   1/1/2006
147701254       4  Primary    SFR             360      357   69.59       6   12/1/2005   2/1/2006   11/1/2035   2,537.74   1/1/2006
147716054       4  Primary    SFR             360      356      65   6.125   11/1/2005   2/1/2006   10/1/2035   2,421.93   1/1/2006
147732457       4  Primary    SFR             360      358    62.5    6.25    1/1/2006   2/1/2006   12/1/2035   7,812.50   1/1/2006
147743181       4  Primary    SFR             360      357   79.76       6   12/1/2005   3/1/2006   11/1/2035   3,268.00   2/1/2006
147754188       4  Primary    Condo - Low     360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,520.00   1/1/2006
147759922       4  Primary    SFR             360      357      80       6   12/1/2005   3/1/2006   11/1/2035   2,563.75   2/1/2006
147787659       4  Primary    SFR             360      358   78.64       6    1/1/2006   2/1/2006   12/1/2035   3,145.63   1/1/2006
147790604       4  Primary    SFR             360      358      80    6.25    1/1/2006   2/1/2006   12/1/2035   1,233.33   1/1/2006
147791826       4  Primary    SFR             360      357      80   6.125   12/1/2005   2/1/2006   11/1/2035   4,287.50   1/1/2006
147802227       4  Primary    SFR             360      357      80       6   12/1/2005   2/1/2006   11/1/2035   3,200.00   1/1/2006
147809438       4  Primary    PUD Detached    360      356   52.97   5.625   11/1/2005   2/1/2006   10/1/2035     840.12   1/1/2006
147853683       4  Primary    SFR             360      357   72.92       6   12/1/2005   3/1/2006   11/1/2035   4,375.00   2/1/2006
147889786       4  Primary    SFR             360      358   33.74   6.125    1/1/2006   3/1/2006   12/1/2035   2,807.29   2/1/2006
147896062       4  Primary    SFR             360      357   63.29       6   12/1/2005   3/1/2006   11/1/2035   2,494.99   2/1/2006
147905517       4  Secondary  SFR             360      358   79.05    6.25    1/1/2006   2/1/2006   12/1/2035   3,046.87   1/1/2006
147909766       4  Primary    2-Family        360      358    72.5   5.875    1/1/2006   2/1/2006   12/1/2035   2,254.04   1/1/2006
147917512       4  Primary    SFR             360      358   68.04       6    1/1/2006   3/1/2006   12/1/2035   2,687.50   2/1/2006
147924542       4  Primary    SFR             360      357   46.51       6   12/1/2005   2/1/2006   11/1/2035   4,982.45   1/1/2006
147927917       4  Primary    SFR             360      357      80       6   12/1/2005   2/1/2006   11/1/2035   2,480.00   1/1/2006
147930911       4  Primary    2-Family        360      357    76.4   5.875   12/1/2005   2/1/2006   11/1/2035   1,870.21   1/1/2006
147947659       4  Primary    SFR             360      358   67.22   6.125    1/1/2006   2/1/2006   12/1/2035   3,431.02   1/1/2006
147965081       4  Primary    SFR             360      358      75       6    1/1/2006   2/1/2006   12/1/2035   4,312.50   1/1/2006
147978431       4  Primary    SFR             360      358      75       6    1/1/2006   3/1/2006   12/1/2035   2,925.00   2/1/2006
147981377       4  Primary    Condo - Low     360      357   66.39       6   12/1/2005   3/1/2006   11/1/2035   2,387.50   2/1/2006
147993059       4  Primary    SFR             360      357   48.14   5.625   12/1/2005   3/1/2006   11/1/2035     725.52   2/1/2006
147994941       4  Primary    SFR             360      358      40    6.25    1/1/2006   2/1/2006   12/1/2035   2,604.16   1/1/2006
148024748       4  Primary    SFR             360      358      80       6    1/1/2006   3/1/2006   12/1/2035   3,540.00   2/1/2006
148043375       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,660.75   1/1/2006
148065436       4  Primary    SFR             360      358      80       6    1/1/2006   3/1/2006   12/1/2035   1,458.46   2/1/2006
148068083       4  Primary    Condo - Low     360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,120.00   1/1/2006
148077423       4  Primary    SFR             360      357   45.38   6.125   12/1/2005   3/1/2006   11/1/2035   1,375.34   2/1/2006
148124514       4  Primary    SFR             360      357   78.64    5.75   12/1/2005   3/1/2006   11/1/2035     663.01   2/1/2006
148129224       4  Primary    SFR             360      357      75   6.125   12/1/2005   2/1/2006   11/1/2035   1,818.36   1/1/2006
148141419       4  Primary    SFR             360      358   69.62   5.875    1/1/2006   2/1/2006   12/1/2035   2,690.71   1/1/2006
148141765       4  Primary    SFR             360      357      50       6   12/1/2005   2/1/2006   11/1/2035   3,250.00   1/1/2006
148146459       4  Primary    SFR             360      358    79.9   5.875    1/1/2006   2/1/2006   12/1/2035   4,499.33   1/1/2006
148171341       4  Primary    SFR             360      358      80   5.875    1/1/2006   3/1/2006   12/1/2035   3,035.12   2/1/2006
148174139       4  Primary    SFR             360      358   69.92       6    1/1/2006   2/1/2006   12/1/2035   4,125.00   1/1/2006
148181811       4  Primary    SFR             360      357   58.92   5.875   12/1/2005   2/1/2006   11/1/2035   2,619.27   1/1/2006
148197452       4  Primary    SFR             360      358      80       6    1/1/2006   3/1/2006   12/1/2035   2,208.00   2/1/2006
148200744       4  Primary    SFR             360      358      18       6    1/1/2006   2/1/2006   12/1/2035   2,925.00   1/1/2006
148251424       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035   3,400.00   1/1/2006
148254584       4  Primary    SFR             360      358    45.7   5.875    1/1/2006   2/1/2006   12/1/2035   2,080.73   1/1/2006
148260458       4  Primary    SFR             360      358    72.9   6.375    1/1/2006   2/1/2006   12/1/2035   3,001.04   1/1/2006
148290844       4  Primary    SFR             360      358   63.64       6    1/1/2006   3/1/2006   12/1/2035   3,500.00   2/1/2006
148291552       4  Primary    SFR             360      358   77.17    6.25    1/1/2006   2/1/2006   12/1/2035     924.48   1/1/2006
148292501       4  Primary    SFR             360      358   56.29       6    1/1/2006   2/1/2006   12/1/2035   4,500.00   1/1/2006
148293624       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035        900   1/1/2006
148293921       4  Primary    SFR             360      358      80   6.125    1/1/2006   2/1/2006   12/1/2035   2,347.92   1/1/2006
148302615       4  Primary    SFR             360      358      80   6.125    1/1/2006   3/1/2006   12/1/2035   2,650.63   2/1/2006
148305733       4  Primary    Condo - Low     360      358      80   6.125    1/1/2006   2/1/2006   12/1/2035     816.26   1/1/2006
148320815       4  Primary    SFR             360      358   73.77    6.25    1/1/2006   3/1/2006   12/1/2035   2,343.75   2/1/2006
148327117       4  Primary    SFR             360      358      80   5.875    1/1/2006   2/1/2006   12/1/2035   1,429.58   1/1/2006
148330764       4  Primary    SFR             360      358      80     6.5    1/1/2006   3/1/2006   12/1/2035   2,275.00   2/1/2006
148334006       4  Primary    2-Family        360      357      70   6.125   12/1/2005   2/1/2006   11/1/2035   4,287.50   1/1/2006
148347198       4  Secondary  SFR             360      357      80    6.25   12/1/2005   2/1/2006   11/1/2035   1,081.12   1/1/2006
148350705       4  Primary    SFR             360      358   62.45    6.25    1/1/2006   2/1/2006   12/1/2035   2,942.71   1/1/2006
148356561       4  Primary    SFR             360      358   44.44       6    1/1/2006   3/1/2006   12/1/2035   2,000.00   2/1/2006
148358591       4  Primary    SFR             360      358    76.2   5.875    1/1/2006   2/1/2006   12/1/2035   1,167.66   1/1/2006
148359987       4  Primary    SFR             360      357   75.07   6.125   12/1/2005   2/1/2006   11/1/2035   2,870.85   1/1/2006
148360035       4  Primary    SFR             360      357   70.49   6.375   12/1/2005   2/1/2006   11/1/2035   2,284.38   1/1/2006
148362726       4  Primary    SFR             360      358   77.02    6.25    1/1/2006   2/1/2006   12/1/2035   2,286.46   1/1/2006
148368442       4  Primary    SFR             360      356      80   5.875   11/1/2005   2/1/2006   10/1/2035   2,212.56   1/1/2006
148370034       4  Primary    SFR             360      358      80   6.875    1/1/2006   3/1/2006   12/1/2035     618.74   2/1/2006
148371636       4  Primary    SFR             360      356      80    5.75   11/1/2005   2/1/2006   10/1/2035   5,270.83   1/1/2006
148373277       4  Primary    SFR             360      358   53.57   6.125    1/1/2006   2/1/2006   12/1/2035   3,828.12   1/1/2006
148395668       4  Primary    SFR             360      357    71.3       6   12/1/2005   2/1/2006   11/1/2035   6,150.00   1/1/2006
148398084       4  Secondary  SFR             360      358   52.73   6.125    1/1/2006   2/1/2006   12/1/2035   2,960.42   1/1/2006
148402431       4  Primary    SFR             360      358   45.33   5.875    1/1/2006   2/1/2006   12/1/2035   1,413.67   1/1/2006
148404122       4  Primary    SFR             360      357   57.61       6   12/1/2005   2/1/2006   11/1/2035   2,650.00   1/1/2006
148405632       4  Primary    Condo - Low     360      357   63.91   6.125   12/1/2005   2/1/2006   11/1/2035   2,164.87   1/1/2006
148410038       4  Primary    SFR             360      358   56.98   5.875    1/1/2006   2/1/2006   12/1/2035   3,696.35   1/1/2006
148415367       4  Primary    SFR             360      358   53.19   5.875    1/1/2006   3/1/2006   12/1/2035   1,223.96   2/1/2006
148418866       4  Primary    SFR             360      358   64.95   6.375    1/1/2006   2/1/2006   12/1/2035   2,411.88   1/1/2006
148427107       4  Primary    SFR             360      358    67.8   5.875    1/1/2006   2/1/2006   12/1/2035   3,916.67   1/1/2006
148428485       4  Primary    SFR             360      358      80    6.25    1/1/2006   2/1/2006   12/1/2035   2,314.58   1/1/2006
148428519       4  Primary    SFR             360      358   49.07       6    1/1/2006   2/1/2006   12/1/2035   2,375.00   1/1/2006
148440191       4  Primary    SFR             360      358      80   6.125    1/1/2006   2/1/2006   12/1/2035   2,490.83   1/1/2006
148719131       4  Primary    SFR             360      358   70.26     6.5    1/1/2006   2/1/2006   12/1/2035   2,930.42   1/1/2006
148724149       4  Primary    SFR             360      358   54.99    6.25    1/1/2006   2/1/2006   12/1/2035   2,838.54   1/1/2006
148726474       4  Primary    SFR             360      358      80   6.125    1/1/2006   2/1/2006   12/1/2035   2,797.08   1/1/2006
148729882       4  Primary    Condo - Low     360      358      80   6.625    1/1/2006   2/1/2006   12/1/2035   1,629.75   1/1/2006
148730021       4  Primary    SFR             360      358   54.55    6.25    1/1/2006   2/1/2006   12/1/2035   3,125.00   1/1/2006
148734122       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035   2,620.00   1/1/2006
148735681       4  Primary    SFR             360      358   44.44   5.875    1/1/2006   2/1/2006   12/1/2035   3,427.08   1/1/2006
148740384       4  Primary    SFR             360      358   61.58       6    1/1/2006   2/1/2006   12/1/2035      582.5   1/1/2006
148741093       4  Primary    SFR             360      358   76.91    6.25    1/1/2006   2/1/2006   12/1/2035   3,320.57   1/1/2006
148754518       4  Primary    SFR             360      358   79.92    6.25    1/1/2006   3/1/2006   12/1/2035   5,193.23   2/1/2006
148755176       4  Primary    SFR             360      358      75   5.875    1/1/2006   2/1/2006   12/1/2035   3,378.12   1/1/2006
148773211       4  Primary    SFR             360      358   47.62   6.125    1/1/2006   2/1/2006   12/1/2035   2,552.08   1/1/2006
148784275       4  Primary    SFR             360      358   79.21   6.375    1/1/2006   2/1/2006   12/1/2035   1,599.06   1/1/2006
148786205       4  Primary    SFR             360      358   78.26   6.125    1/1/2006   3/1/2006   12/1/2035   2,296.88   2/1/2006
148788052       4  Primary    SFR             360      358   79.46    5.75    1/1/2006   2/1/2006   12/1/2035   1,401.01   1/1/2006
148791601       4  Primary    Condo - Low     360      358   73.68     6.5    1/1/2006   3/1/2006   12/1/2035   2,275.00   2/1/2006
148796394       4  Primary    SFR             360      358   79.73     6.5    1/1/2006   3/1/2006   12/1/2035   3,195.81   2/1/2006
148800931       4  Primary    SFR             360      358      95     6.5    1/1/2006   2/1/2006   12/1/2035   2,315.63   1/1/2006
148807282       4  Primary    SFR             360      358   74.95    6.25    1/1/2006   2/1/2006   12/1/2035   1,813.31   1/1/2006
148814593       4  Primary    SFR             360      358      80   6.375    1/1/2006   2/1/2006   12/1/2035   2,295.00   1/1/2006
148815202       4  Primary    SFR             360      358      80   6.625    1/1/2006   2/1/2006   12/1/2035   1,402.29   1/1/2006
148817984       4  Primary    SFR             360      358      75    6.25    1/1/2006   2/1/2006   12/1/2035   1,347.66   1/1/2006
148822901       4  Primary    SFR             360      358      80       6    1/1/2006   2/1/2006   12/1/2035     740.12   1/1/2006
148829518       4  Primary    SFR             360      358   70.63   6.375    1/1/2006   3/1/2006   12/1/2035   2,363.43   2/1/2006
148833247       4  Primary    SFR             360      358    39.3   6.125    1/1/2006   2/1/2006   12/1/2035     750.31   1/1/2006
148836901       4  Primary    SFR             360      358    76.1    6.25    1/1/2006   3/1/2006   12/1/2035   2,604.17   2/1/2006
148846207       4  Primary    SFR             360      358   64.29   5.875    1/1/2006   3/1/2006   12/1/2035   2,203.12   2/1/2006
148852452       4  Primary    SFR             360      358   41.25    6.75    1/1/2006   3/1/2006   12/1/2035   5,625.00   2/1/2006
148867773       4  Primary    SFR             360      358   64.73   6.375    1/1/2006   3/1/2006   12/1/2035   2,264.45   2/1/2006
148884935       4  Primary    SFR             360      358   68.47   6.375    1/1/2006   3/1/2006   12/1/2035   1,309.53   2/1/2006
148890759       4  Primary    SFR             360      358   68.33   6.125    1/1/2006   3/1/2006   12/1/2035   1,046.35   2/1/2006
148904717       4  Primary    SFR             360      358      75    6.25    1/1/2006   3/1/2006   12/1/2035   3,299.92   2/1/2006
148912843       4  Primary    SFR             360      357    67.2       6   12/1/2005   3/1/2006   11/1/2035   2,099.00   2/1/2006
148919145       4  Primary    PUD Detached    360      357      70   6.375   12/1/2005   2/1/2006   11/1/2035   3,160.94   1/1/2006
148943848       4  Primary    SFR             360      358   51.94   6.625    1/1/2006   3/1/2006   12/1/2035   1,622.52   2/1/2006
148949589       4  Primary    SFR             360      357   49.45   6.625   12/1/2005   2/1/2006   11/1/2035   2,484.33   1/1/2006

LOANID       OBAL            COBAL           PURPOSE     DOC           OAPPVAL         FRTRDATE      CEILING    FLOOR
---------------------------------------------------------------------------------------------------------------------

147709935      260,000.00      260,000.00    C/O Refi    AUS             410,000.00    00/00/0000          0        0
147805782      185,000.00      185,000.00    C/O Refi    Asset Only      670,000.00    00/00/0000          0        0
147871461      475,000.00      475,000.00    C/O Refi    Asset Only      740,000.00    00/00/0000          0        0
147880686      533,000.00      533,000.00    R/T Refi    AUS           1,065,000.00    00/00/0000          0        0
147975346      750,000.00      749,500.00    C/O Refi    Asset Only    1,025,000.00    00/00/0000          0        0
148035371    1,300,000.00    1,300,000.00    R/T Refi    Asset Only    2,250,000.00    00/00/0000          0        0
148064595      538,000.00      538,000.00    C/O Refi    AUS             755,000.00    00/00/0000          0        0
148126188      450,000.00      109,893.09    C/O Refi    Asset Only      610,000.00    00/00/0000          0        0
148141179      610,400.00      610,400.00    C/O Refi    Asset Only      795,000.00    00/00/0000          0        0
148186729      227,000.00      227,000.00    C/O Refi    AUS             435,000.00    00/00/0000          0        0
148225949      255,000.00      255,000.00    C/O Refi    Asset Only      341,000.00    00/00/0000          0        0
148238009      503,750.00      503,750.00    C/O Refi    Asset Only      775,000.00    00/00/0000          0        0
148239585      113,500.00      113,500.00    R/T Refi    Asset Only      138,000.00    00/00/0000          0        0
148244395      630,000.00      630,000.00    R/T Refi    Asset Only      805,000.00    00/00/0000          0        0
148254436      542,000.00      540,492.16    R/T Refi    Asset Only      895,000.00    00/00/0000          0        0
148261415      410,000.00      409,893.23    C/O Refi    Asset Only      701,000.00    00/00/0000          0        0
148278179      745,750.00      745,750.00    Purchase    Asset Only    1,025,000.00    00/00/0000          0        0
148321094      496,000.00      495,800.00    C/O Refi    AUS             620,000.00    00/00/0000          0        0
148340698      225,000.00      225,000.00    C/O Refi    Asset Only      305,000.00    00/00/0000          0        0
148357189      156,369.00      156,369.00    Purchase    Asset Only      210,000.00    00/00/0000          0        0
148360514      290,150.00      290,150.00    C/O Refi    AUS             414,500.00    00/00/0000          0        0
148403298       71,900.00       71,900.00    Purchase    Asset Only       89,900.00    00/00/0000          0        0
148528862      553,600.00      553,600.00    C/O Refi    Asset Only      692,000.00    00/00/0000          0        0
148769292      365,000.00      364,586.96    R/T Refi    Asset Only    1,300,000.00    00/00/0000          0        0
148787393      229,600.00      229,600.00    Purchase    Asset Only      295,000.00    00/00/0000          0        0
 59197202      465,000.00      465,000.00    Purchase    Asset Only    7,650,000.00    00/00/0000          0        0
 59463612      226,400.00      226,400.00    R/T Refi    Full            283,000.00    00/00/0000          0        0
 59493999      850,000.00      848,800.96    C/O Refi    Asset Only    1,250,000.00    00/00/0000          0        0
 59584953      561,750.00      464,617.27    Purchase    Asset Only      750,000.00    00/00/0000          0        0
 59679803      836,250.00      836,250.00    Purchase    Asset Only    1,120,000.00    00/00/0000          0        0
 59750059      475,000.00      475,000.00    Purchase    Asset Only      801,000.00    00/00/0000          0        0
 59769059      275,900.00      275,900.00    Purchase    Asset Only      380,000.00    00/00/0000          0        0
 59918557      650,000.00      649,999.33    Purchase    Asset Only    1,000,000.00    00/00/0000          0        0
 60058757      500,000.00      500,000.00    R/T Refi    Asset Only      700,000.00    00/00/0000          0        0
 60122801      518,400.00      518,400.00    Purchase    Asset Only      675,000.00    00/00/0000          0        0
 60177342      975,000.00      975,000.00    C/O Refi    Asset Only    1,600,000.00    00/00/0000          0        0
 60294048      940,000.00      940,000.00    Purchase    Full          1,375,000.00    00/00/0000          0        0
 60485745      438,000.00      438,000.00    Purchase    Asset Only      547,500.00    00/00/0000          0        0
 60487626      460,000.00      459,991.67    Purchase    Asset Only      575,000.00    00/00/0000          0        0
 60564119      544,000.00      543,898.87    Purchase    Asset Only      698,000.00    00/00/0000          0        0
 60602612      800,000.00      799,000.00    C/O Refi    Asset Only    1,780,000.00    00/00/0000          0        0
 60692241      487,200.00      487,200.00    Purchase    Asset Only      609,000.00    00/00/0000          0        0
 60702404      294,750.00      294,750.00    C/O Refi    Asset Only      393,000.00    00/00/0000          0        0
 60760196      600,000.00      600,000.00    Purchase    Asset Only      850,000.00    00/00/0000          0        0
 60799657      470,000.00      469,996.88    C/O Refi    Asset Only    1,100,000.00    00/00/0000          0        0
 60800273      280,000.00      280,000.00    C/O Refi    Asset Only      400,000.00    00/00/0000          0        0
 60817608      296,000.00      295,686.46    C/O Refi    Asset Only      495,000.00    00/00/0000          0        0
 60903853      600,000.00      600,000.00    C/O Refi    Asset Only    1,200,000.00    00/00/0000          0        0
 61016036      195,200.00      195,060.87    R/T Refi    Asset Only      244,000.00    00/00/0000          0        0
 61155719      285,000.00      284,734.06    R/T Refi    AUS             850,000.00    00/00/0000          0        0
 61202289      525,639.00      525,639.00    Purchase    Asset Only      735,000.00    00/00/0000          0        0
145379657      997,500.00      987,525.13    C/O Refi    Asset Only    1,425,000.00    00/00/0000          0        0
146236344      999,999.00      999,999.00    Purchase    Asset Only    1,600,000.00    00/00/0000          0        0
146824131      370,000.00      368,842.99    Purchase    Asset Only      470,000.00    00/00/0000          0        0
146939558      600,000.00      600,000.00    C/O Refi    Asset Only      877,000.00    00/00/0000          0        0
147020309      479,920.00      479,707.62    Purchase    AUS             600,000.00    00/00/0000          0        0
147111876      580,000.00      579,500.00    C/O Refi    Asset Only      925,000.00    00/00/0000          0        0
147122196      260,000.00      259,799.78    C/O Refi    Asset Only      410,000.00    00/00/0000          0        0
147167209      650,000.00      649,563.52    R/T Refi    Asset Only      875,000.00    00/00/0000          0        0
147222707      539,000.00      537,951.33    C/O Refi    AUS             770,000.00    00/00/0000          0        0
147271571      185,000.00      185,000.00    C/O Refi    Asset Only      335,000.00    00/00/0000          0        0
147435549      217,500.00      217,500.00    C/O Refi    Asset Only      290,000.00    00/00/0000          0        0
147437909      340,000.00      340,000.00    Purchase    Asset Only      426,500.00    00/00/0000          0        0
147456115      130,000.00      129,936.46    C/O Refi    Asset Only      568,000.00    00/00/0000          0        0
147484596      999,999.00      998,977.70    Purchase    Asset Only    1,550,000.00    00/00/0000          0        0
147526982      271,929.00      271,305.60    Purchase    Full            478,000.00    00/00/0000          0        0
147620686      525,000.00      524,765.63    R/T Refi    AUS           1,725,000.00    00/00/0000          0        0
147686315       80,000.00       80,000.00    Purchase    Asset Only      185,000.00    00/00/0000          0        0
147701254      508,000.00      507,547.71    R/T Refi    AUS             730,000.00    00/00/0000          0        0
147716054      474,500.00      474,500.00    C/O Refi    Asset Only      730,000.00    00/00/0000          0        0
147732457    1,500,000.00    1,500,000.00    Purchase    Asset Only    2,400,000.00    00/00/0000          0        0
147743181      654,000.00      653,163.20    R/T Refi    Asset Only      820,000.00    00/00/0000          0        0
147754188      504,000.00      504,000.00    Purchase    AUS             640,000.00    00/00/0000          0        0
147759922      512,750.00      512,750.00    Purchase    AUS             641,000.00    00/00/0000          0        0
147787659      629,126.00      629,126.00    C/O Refi    Asset Only      800,000.00    00/00/0000          0        0
147790604      236,800.00      236,800.00    Purchase    AUS             297,000.00    00/00/0000          0        0
147791826      840,000.00      840,000.00    Purchase    Asset Only    1,075,000.00    00/00/0000          0        0
147802227      640,000.00      640,000.00    Purchase    Full            805,000.00    00/00/0000          0        0
147809438      180,000.00      179,226.05    Purchase    Full            356,000.00    00/00/0000          0        0
147853683      875,000.00      875,000.00    Purchase    Asset Only    1,200,000.00    00/00/0000          0        0
147889786      550,000.00      550,000.00    C/O Refi    AUS           1,630,000.00    00/00/0000          0        0
147896062      500,000.00      498,492.49    R/T Refi    AUS             790,000.00    00/00/0000          0        0
147905517      585,000.00      585,000.00    Purchase    Asset Only      770,000.00    00/00/0000          0        0
147909766      460,400.00      460,400.00    Purchase    Asset Only      635,000.00    00/00/0000          0        0
147917512      537,500.00      537,500.00    R/T Refi    Asset Only      790,000.00    00/00/0000          0        0
147924542      999,999.00      996,489.00    C/O Refi    Asset Only    2,150,000.00    00/00/0000          0        0
147927917      496,000.00      496,000.00    C/O Refi    Asset Only      620,000.00    00/00/0000          0        0
147930911      382,000.00      382,000.00    C/O Refi    Asset Only      500,000.00    00/00/0000          0        0
147947659      672,200.00      672,200.00    R/T Refi    Asset Only    1,000,000.00    00/00/0000          0        0
147965081      862,500.00      862,500.00    C/O Refi    Asset Only    1,150,000.00    00/00/0000          0        0
147978431      585,000.00      585,000.00    C/O Refi    Asset Only      780,000.00    00/00/0000          0        0
147981377      478,000.00      477,500.00    R/T Refi    AUS             720,000.00    00/00/0000          0        0
147993059      155,000.00      154,778.65    Purchase    AUS             322,000.00    00/00/0000          0        0
147994941      499,999.00      499,999.00    C/O Refi    Asset Only    1,250,000.00    00/00/0000          0        0
148024748      708,000.00      708,000.00    Purchase    Asset Only      885,000.00    00/00/0000          0        0
148043375      532,150.00      532,150.00    Purchase    AUS             670,000.00    00/00/0000          0        0
148065436      292,000.00      291,383.22    Purchase    AUS             369,000.00    00/00/0000          0        0
148068083      424,000.00      424,000.00    Purchase    AUS             539,000.00    00/00/0000          0        0
148077423      270,000.00      269,180.21    C/O Refi    Asset Only      595,000.00    00/00/0000          0        0
148124514      138,400.00      138,350.56    R/T Refi    Asset Only      176,000.00    00/00/0000          0        0
148129224      356,250.00      356,250.00    C/O Refi    Asset Only      475,000.00    00/00/0000          0        0
148141419      550,000.00      549,592.71    Purchase    AUS             790,000.00    00/00/0000          0        0
148141765      650,000.00      650,000.00    C/O Refi    Asset Only    1,300,000.00    00/00/0000          0        0
148146459      921,500.00      919,011.51    Purchase    Asset Only    1,200,000.00    00/00/0000          0        0
148171341      620,000.00      619,878.59    Purchase    Asset Only      775,000.00    00/00/0000          0        0
148174139      825,000.00      825,000.00    R/T Refi    Asset Only    1,180,000.00    00/00/0000          0        0
148181811      535,000.00      535,000.00    C/O Refi    Full            908,000.00    00/00/0000          0        0
148197452      441,600.00      441,600.00    Purchase    AUS             555,000.00    00/00/0000          0        0
148200744      585,000.00      585,000.00    C/O Refi    Asset Only    3,250,000.00    00/00/0000          0        0
148251424      680,000.00      680,000.00    Purchase    Asset Only      850,000.00    00/00/0000          0        0
148254584      425,000.00      425,000.00    C/O Refi    AUS             930,000.00    00/00/0000          0        0
148260458      565,000.00      564,901.56    R/T Refi    Income Only     775,000.00    00/00/0000          0        0
148290844      700,000.00      700,000.00    C/O Refi    Asset Only    1,100,000.00    00/00/0000          0        0
148291552      177,500.00      177,500.00    Purchase    Asset Only      230,000.00    00/00/0000          0        0
148292501      900,000.00      900,000.00    Purchase    Asset Only    1,599,000.00    00/00/0000          0        0
148293624      180,000.00      180,000.00    Purchase    AUS             226,000.00    00/00/0000          0        0
148293921      460,000.00      460,000.00    Purchase    Asset Only      603,000.00    00/00/0000          0        0
148302615      520,000.00      519,306.57    C/O Refi    AUS             650,000.00    00/00/0000          0        0
148305733      159,920.00      159,920.00    Purchase    Asset Only      205,000.00    00/00/0000          0        0
148320815      450,000.00      450,000.00    C/O Refi    Asset Only      610,000.00    00/00/0000          0        0
148327117      292,000.00      292,000.00    Purchase    AUS             365,000.00    00/00/0000          0        0
148330764      420,000.00      420,000.00    C/O Refi    AUS             525,000.00    00/00/0000          0        0
148334006      840,000.00      840,000.00    C/O Refi    Asset Only    1,200,000.00    00/00/0000          0        0
148347198      208,000.00      207,574.91    Purchase    Asset Only      272,000.00    00/00/0000          0        0
148350705      565,000.00      565,000.00    C/O Refi    Asset Only      904,700.00    00/00/0000          0        0
148356561      999,999.00      399,999.00    Purchase    Asset Only    2,250,000.00    00/00/0000          0        0
148358591      238,500.00      238,500.00    C/O Refi    AUS             313,000.00    00/00/0000          0        0
148359987      563,000.00      562,452.80    Purchase    Asset Only      760,000.00    00/00/0000          0        0
148360035      430,000.00      430,000.00    C/O Refi    AUS             610,000.00    00/00/0000          0        0
148362726      439,000.00      439,000.00    R/T Refi    AUS             570,000.00    00/00/0000          0        0
148368442      452,000.00      451,927.78    R/T Refi    Asset Only      565,000.00    00/00/0000          0        0
148370034      108,000.00      107,995.55    Purchase    Asset Only      135,000.00    00/00/0000          0        0
148371636    1,100,000.00    1,100,000.00    Purchase    Full          1,380,000.00    00/00/0000          0        0
148373277      750,000.00      749,998.13    C/O Refi    Asset Only    1,400,000.00    00/00/0000          0        0
148395668    1,230,000.00    1,230,000.00    Purchase    Full          1,775,000.00    00/00/0000          0        0
148398084      580,000.00      580,000.00    Purchase    Asset Only    1,100,000.00    00/00/0000          0        0
148402431      288,750.00      288,750.00    R/T Refi    AUS             637,000.00    00/00/0000          0        0
148404122      530,000.00      530,000.00    R/T Refi    AUS             920,000.00    00/00/0000          0        0
148405632      425,000.00      424,138.54    Purchase    Asset Only      665,000.00    00/00/0000          0        0
148410038      755,000.00      755,000.00    C/O Refi    Asset Only    1,325,000.00    00/00/0000          0        0
148415367      250,000.00      250,000.00    C/O Refi    AUS             470,000.00    00/00/0000          0        0
148418866      454,000.00      454,000.00    C/O Refi    Asset Only      699,000.00    00/00/0000          0        0
148427107      800,000.00      800,000.00    Purchase    Asset Only    1,180,000.00    00/00/0000          0        0
148428485      444,400.00      444,400.00    Purchase    Asset Only      556,000.00    00/00/0000          0        0
148428519      475,000.00      471,920.13    Purchase    AUS           1,060,000.00    00/00/0000          0        0
148440191      488,000.00      485,550.83    C/O Refi    AUS             610,000.00    00/00/0000          0        0
148719131      541,000.00      541,000.00    R/T Refi    Asset Only      770,000.00    00/00/0000          0        0
148724149      545,000.00      545,000.00    C/O Refi    AUS             991,000.00    00/00/0000          0        0
148726474      548,000.00      548,000.00    Purchase    AUS             685,000.00    00/00/0000          0        0
148729882      295,200.00      295,200.00    Purchase    AUS             370,000.00    00/00/0000          0        0
148730021      600,000.00      600,000.00    Purchase    AUS           1,120,000.00    00/00/0000          0        0
148734122      524,000.00      524,000.00    Purchase    Asset Only      655,000.00    00/00/0000          0        0
148735681      700,000.00      700,000.00    Purchase    Asset Only    1,575,000.00    00/00/0000          0        0
148740384      117,000.00      116,500.00    R/T Refi    AUS             190,000.00    00/00/0000          0        0
148741093      637,550.00      637,550.00    Purchase    Asset Only      830,000.00    00/00/0000          0        0
148754518      999,000.00      997,099.28    Purchase    Asset Only    1,250,000.00    00/00/0000          0        0
148755176      690,000.00      690,000.00    Purchase    Asset Only      931,000.00    00/00/0000          0        0
148773211      500,000.00      500,000.00    C/O Refi    Asset Only    1,050,000.00    00/00/0000          0        0
148784275      301,000.00      301,000.00    R/T Refi    Asset Only      380,000.00    00/00/0000          0        0
148786205      450,000.00      450,000.00    C/O Refi    AUS             575,000.00    00/00/0000          0        0
148788052      294,000.00      292,383.92    C/O Refi    Asset Only      370,000.00    00/00/0000          0        0
148791601      420,000.00      420,000.00    Purchase    Asset Only      580,000.00    00/00/0000          0        0
148796394      589,995.00      589,995.00    Purchase    Asset Only      740,000.00    00/00/0000          0        0
148800931      427,500.00      427,500.00    Purchase    Asset Only      450,000.00    00/00/0000          0        0
148807282      348,500.00      348,156.50    C/O Refi    Asset Only      465,000.00    00/00/0000          0        0
148814593      432,000.00      432,000.00    C/O Refi    AUS             540,000.00    00/00/0000          0        0
148815202      254,000.00      254,000.00    Purchase    Asset Only      318,000.00    00/00/0000          0        0
148817984      258,750.00      258,750.00    C/O Refi    AUS             345,000.00    00/00/0000          0        0
148822901      148,040.00      148,023.50    Purchase    Asset Only      205,000.00    00/00/0000          0        0
148829518      444,990.00      444,771.38    Purchase    Asset Only      630,000.00    00/00/0000          0        0
148833247      147,000.00      147,000.00    C/O Refi    Asset Only      374,000.00    00/00/0000          0        0
148836901      500,000.00      500,000.00    C/O Refi    AUS             657,000.00    00/00/0000          0        0
148846207      450,000.00      450,000.00    C/O Refi    Asset Only      700,000.00    00/00/0000          0        0
148852452    1,000,000.00    1,000,000.00    C/O Refi    Asset Only    2,424,000.00    00/00/0000          0        0
148867773      427,250.00      426,250.00    C/O Refi    Asset Only      660,000.00    00/00/0000          0        0
148884935      246,500.00      246,500.00    R/T Refi    Asset Only      360,000.00    00/00/0000          0        0
148890759      205,000.00      205,000.00    C/O Refi    Asset Only      300,000.00    00/00/0000          0        0
148904717      633,750.00      633,584.96    C/O Refi    Asset Only      845,000.00    00/00/0000          0        0
148912843      420,000.00      419,800.00    C/O Refi    Income Only     625,000.00    00/00/0000          0        0
148919145      595,000.00      595,000.00    Purchase    Asset Only      850,000.00    00/00/0000          0        0
148943848      294,000.00      293,779.62    R/T Refi    Asset Only      566,000.00    00/00/0000          0        0
148949589      450,000.00      449,991.58    R/T Refi    Asset Only      910,000.00    00/00/0000          0        0

LOANID        CAPINT     MARGIN     INDEX     ODATE          ORIGINATOR      SERVICER        LPMI    SVCFEE
-----------------------------------------------------------------------------------------------------------

147709935          0          0       FIX     10/14/2005     Wells Fargo     Wells Fargo        0      0.25
147805782          0          0       FIX     10/20/2005     Wells Fargo     Wells Fargo        0      0.25
147871461          0          0       FIX     10/19/2005     Wells Fargo     Wells Fargo        0      0.25
147880686          0          0       FIX     10/20/2005     Wells Fargo     Wells Fargo        0      0.25
147975346          0          0       FIX     10/14/2005     Wells Fargo     Wells Fargo        0      0.25
148035371          0          0       FIX     10/18/2005     Wells Fargo     Wells Fargo        0      0.25
148064595          0          0       FIX     10/26/2005     Wells Fargo     Wells Fargo        0      0.25
148126188          0          0       FIX     10/21/2005     Wells Fargo     Wells Fargo        0      0.25
148141179          0          0       FIX     10/20/2005     Wells Fargo     Wells Fargo        0      0.25
148186729          0          0       FIX     10/20/2005     Wells Fargo     Wells Fargo        0      0.25
148225949          0          0       FIX     10/18/2005     Wells Fargo     Wells Fargo        0      0.25
148238009          0          0       FIX     10/26/2005     Wells Fargo     Wells Fargo        0      0.25
148239585          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
148244395          0          0       FIX     10/19/2005     Wells Fargo     Wells Fargo        0      0.25
148254436          0          0       FIX     10/20/2005     Wells Fargo     Wells Fargo        0      0.25
148261415          0          0       FIX     10/21/2005     Wells Fargo     Wells Fargo        0      0.25
148278179          0          0       FIX      11/1/2005     Wells Fargo     Wells Fargo        0      0.25
148321094          0          0       FIX     10/21/2005     Wells Fargo     Wells Fargo        0      0.25
148340698          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
148357189          0          0       FIX     10/28/2005     Wells Fargo     Wells Fargo        0      0.25
148360514          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
148403298          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
148528862          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
148769292          0          0       FIX     10/18/2005     Wells Fargo     Wells Fargo        0      0.25
148787393          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
 59197202          0          0       FIX     11/21/2005     Wells Fargo     Wells Fargo        0      0.25
 59463612          0          0       FIX     11/23/2005     Wells Fargo     Wells Fargo        0      0.25
 59493999          0          0       FIX     10/19/2005     Wells Fargo     Wells Fargo        0      0.25
 59584953          0          0       FIX     11/17/2005     Wells Fargo     Wells Fargo        0      0.25
 59679803          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
 59750059          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
 59769059          0          0       FIX     10/18/2005     Wells Fargo     Wells Fargo        0      0.25
 59918557          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
 60058757          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
 60122801          0          0       FIX     11/29/2005     Wells Fargo     Wells Fargo        0      0.25
 60177342          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
 60294048          0          0       FIX     11/21/2005     Wells Fargo     Wells Fargo        0      0.25
 60485745          0          0       FIX     11/28/2005     Wells Fargo     Wells Fargo        0      0.25
 60487626          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
 60564119          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
 60602612          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
 60692241          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
 60702404          0          0       FIX     11/23/2005     Wells Fargo     Wells Fargo        0      0.25
 60760196          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
 60799657          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
 60800273          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
 60817608          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
 60903853          0          0       FIX     11/17/2005     Wells Fargo     Wells Fargo        0      0.25
 61016036          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
 61155719          0          0       FIX     11/28/2005     Wells Fargo     Wells Fargo        0      0.25
 61202289          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
145379657          0          0       FIX      7/19/2005     Wells Fargo     Wells Fargo        0      0.25
146236344          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
146824131          0          0       FIX      9/20/2005     Wells Fargo     Wells Fargo        0      0.25
146939558          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
147020309          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
147111876          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
147122196          0          0       FIX     11/21/2005     Wells Fargo     Wells Fargo        0      0.25
147167209          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
147222707          0          0       FIX      11/1/2005     Wells Fargo     Wells Fargo        0      0.25
147271571          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
147435549          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
147437909          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
147456115          0          0       FIX     10/13/2005     Wells Fargo     Wells Fargo        0      0.25
147484596          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
147526982          0          0       FIX     10/12/2005     Wells Fargo     Wells Fargo        0      0.25
147620686          0          0       FIX      10/6/2005     Wells Fargo     Wells Fargo        0      0.25
147686315          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
147701254          0          0       FIX     10/27/2005     Wells Fargo     Wells Fargo        0      0.25
147716054          0          0       FIX      9/30/2005     Wells Fargo     Wells Fargo        0      0.25
147732457          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
147743181          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
147754188          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
147759922          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
147787659          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
147790604          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
147791826          0          0       FIX     10/13/2005     Wells Fargo     Wells Fargo        0      0.25
147802227          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
147809438          0          0       FIX      9/27/2005     Wells Fargo     Wells Fargo        0      0.25
147853683          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
147889786          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
147896062          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
147905517          0          0       FIX     11/21/2005     Wells Fargo     Wells Fargo        0      0.25
147909766          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
147917512          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
147924542          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
147927917          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
147930911          0          0       FIX     10/19/2005     Wells Fargo     Wells Fargo        0      0.25
147947659          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
147965081          0          0       FIX      11/1/2005     Wells Fargo     Wells Fargo        0      0.25
147978431          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
147981377          0          0       FIX     10/13/2005     Wells Fargo     Wells Fargo        0      0.25
147993059          0          0       FIX     10/28/2005     Wells Fargo     Wells Fargo        0      0.25
147994941          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148024748          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
148043375          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
148065436          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
148068083          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148077423          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
148124514          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
148129224          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
148141419          0          0       FIX      11/4/2005     Wells Fargo     Wells Fargo        0      0.25
148141765          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
148146459          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148171341          0          0       FIX      11/8/2005     Wells Fargo     Wells Fargo        0      0.25
148174139          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148181811          0          0       FIX     10/21/2005     Wells Fargo     Wells Fargo        0      0.25
148197452          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
148200744          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148251424          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
148254584          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148260458          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
148290844          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148291552          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148292501          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148293624          0          0       FIX      11/1/2005     Wells Fargo     Wells Fargo        0      0.25
148293921          0          0       FIX     10/24/2005     Wells Fargo     Wells Fargo        0      0.25
148302615          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
148305733          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148320815          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
148327117          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148330764          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
148334006          0          0       FIX     10/26/2005     Wells Fargo     Wells Fargo        0      0.25
148347198          0          0       FIX     10/28/2005     Wells Fargo     Wells Fargo        0      0.25
148350705          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148356561          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
148358591          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148359987          0          0       FIX     10/31/2005     Wells Fargo     Wells Fargo        0      0.25
148360035          0          0       FIX     10/27/2005     Wells Fargo     Wells Fargo        0      0.25
148362726          0          0       FIX      11/8/2005     Wells Fargo     Wells Fargo        0      0.25
148368442          0          0       FIX      9/13/2005     Wells Fargo     Wells Fargo        0      0.25
148370034          0          0       FIX     11/29/2005     Wells Fargo     Wells Fargo        0      0.25
148371636          0          0       FIX      9/15/2005     Wells Fargo     Wells Fargo        0      0.25
148373277          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
148395668          0          0       FIX     10/28/2005     Wells Fargo     Wells Fargo        0      0.25
148398084          0          0       FIX      11/8/2005     Wells Fargo     Wells Fargo        0      0.25
148402431          0          0       FIX      11/8/2005     Wells Fargo     Wells Fargo        0      0.25
148404122          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148405632          0          0       FIX     10/18/2005     Wells Fargo     Wells Fargo        0      0.25
148410038          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148415367          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148418866          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148427107          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
148428485          0          0       FIX      11/7/2005     Wells Fargo     Wells Fargo        0      0.25
148428519          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148440191          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
148719131          0          0       FIX     11/17/2005     Wells Fargo     Wells Fargo        0      0.25
148724149          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
148726474          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148729882          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
148730021          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
148734122          0          0       FIX      12/1/2005     Wells Fargo     Wells Fargo        0      0.25
148735681          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148740384          0          0       FIX      11/4/2005     Wells Fargo     Wells Fargo        0      0.25
148741093          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
148754518          0          0       FIX     11/21/2005     Wells Fargo     Wells Fargo        0      0.25
148755176          0          0       FIX     11/28/2005     Wells Fargo     Wells Fargo        0      0.25
148773211          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148784275          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
148786205          0          0       FIX     11/23/2005     Wells Fargo     Wells Fargo        0      0.25
148788052          0          0       FIX     11/18/2005     Wells Fargo     Wells Fargo        0      0.25
148791601          0          0       FIX     11/15/2005     Wells Fargo     Wells Fargo        0      0.25
148796394          0          0       FIX     11/10/2005     Wells Fargo     Wells Fargo        0      0.25
148800931          0          0       FIX      11/2/2005     Wells Fargo     Wells Fargo        0      0.25
148807282          0          0       FIX      11/4/2005     Wells Fargo     Wells Fargo        0      0.25
148814593          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148815202          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
148817984          0          0       FIX     11/23/2005     Wells Fargo     Wells Fargo        0      0.25
148822901          0          0       FIX     11/30/2005     Wells Fargo     Wells Fargo        0      0.25
148829518          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
148833247          0          0       FIX     11/22/2005     Wells Fargo     Wells Fargo        0      0.25
148836901          0          0       FIX      11/3/2005     Wells Fargo     Wells Fargo        0      0.25
148846207          0          0       FIX      11/9/2005     Wells Fargo     Wells Fargo        0      0.25
148852452          0          0       FIX     11/16/2005     Wells Fargo     Wells Fargo        0      0.25
148867773          0          0       FIX     11/11/2005     Wells Fargo     Wells Fargo        0      0.25
148884935          0          0       FIX     11/28/2005     Wells Fargo     Wells Fargo        0      0.25
148890759          0          0       FIX     11/14/2005     Wells Fargo     Wells Fargo        0      0.25
148904717          0          0       FIX     11/25/2005     Wells Fargo     Wells Fargo        0      0.25
148912843          0          0       FIX     10/25/2005     Wells Fargo     Wells Fargo        0      0.25
148919145          0          0       FIX     10/28/2005     Wells Fargo     Wells Fargo        0      0.25
148943848          0          0       FIX     11/23/2005     Wells Fargo     Wells Fargo        0      0.25
148949589          0          0       FIX     10/26/2005     Wells Fargo     Wells Fargo        0      0.25

                                   EXHIBIT D-5

                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

                                      D-5-1

LOANID      GROUP  OCC        PROPTYPE       OTERM   CORTERM   OLTV    RATE   FPDATE      NDDATE    S_MATDATE   PANDI      PTDATE
-----------------------------------------------------------------------------------------------------------------------------------

601318754       5  Secondary  PUD              360       352    75.5   6.625   7/1/2005   2/1/2006   6/1/2035    1,667.30  1/1/2006
601318757       5  Primary    SFR              360       353   82.56     6.5   8/1/2005   2/1/2006   7/1/2035      804.92  1/1/2006
601318763       5  Primary    SFR              360       353   81.03   6.375   8/1/2005   2/1/2006   7/1/2035      624.22  1/1/2006
601318764       5  Primary    SFR              360       353   46.61   6.375   8/1/2005   2/1/2006   7/1/2035      579.47  1/1/2006
601319362       5  Primary    Condo            360       353   78.18       6   8/1/2005   2/1/2006   7/1/2035         600  1/1/2006
601319363       5  Primary    SFR              360       353      90    6.25   8/1/2005   2/1/2006   7/1/2035      960.94  1/1/2006
601319374       5  Primary    2-Family         360       353   75.79   6.125   8/1/2005   2/1/2006   7/1/2035    1,779.57  1/1/2006
601319397       5  Primary    SFR              360       353      80   6.375   8/1/2005   2/1/2006   7/1/2035         850  1/1/2006
601333740       5  Primary    SFR              360       354      85    6.25   9/1/2005   2/1/2006   8/1/2035    1,549.48  1/1/2006
601334371       5  Primary    SFR              360       353      80    6.25   8/1/2005   2/1/2006   7/1/2035    1,270.84  1/1/2006
601334808       5  Primary    SFR              360       353      80    5.75   8/1/2005   2/1/2006   7/1/2035      939.17  1/1/2006
601335709       5  Primary    SFR              360       354    82.5    6.25   9/1/2005   2/1/2006   8/1/2035      601.57  1/1/2006
601335733       5  Primary    SFR              360       354   79.63   6.375   9/1/2005   3/1/2006   8/1/2035      634.58  2/1/2006
601335747       5  Primary    SFR              360       354   70.92    6.25   9/1/2005   2/1/2006   8/1/2035      520.84  1/1/2006
601335756       5  Primary    SFR              360       354   72.73   5.875   9/1/2005   2/1/2006   8/1/2035      783.34  1/1/2006
601335766       5  Primary    SFR              360       354   16.15       6   9/1/2005   2/1/2006   8/1/2035    1,900.00  1/1/2006
601335771       5  Primary    SFR              360       354    79.1    6.25   9/1/2005   2/1/2006   8/1/2035      729.17  1/1/2006
601335796       5  Primary    SFR              360       353      80   6.125   8/1/2005   2/1/2006   7/1/2035      632.92  1/1/2006
143803195       5  Primary    SFR              360       356   61.03   6.125  11/1/2005   2/1/2006  10/1/2035    2,118.23  1/1/2006
   897030       5  Secondary  PUD              360       357   65.65    6.25  12/1/2005   2/1/2006  11/1/2035    2,239.58  1/1/2006
   903102       5  Primary    SFR              360       356   78.38     6.5  11/1/2005   3/1/2006  10/1/2035      785.42  2/1/2006
  4256286       5  Primary    SFR              360       357   71.82   6.125  12/1/2005   3/1/2006  11/1/2035    3,317.71  2/1/2006
  4302159       5  Primary    SFR              360       357   79.65     6.5  12/1/2005   3/1/2006  11/1/2035    2,925.00  2/1/2006
  4332735       5  Primary    SFR              360       357   71.12   6.375  12/1/2005   2/1/2006  11/1/2035    2,871.41  1/1/2006
  4345244       5  Primary    SFR              360       357   44.09    7.25  12/1/2005   2/1/2006  11/1/2035    3,020.83  1/1/2006
  4357182       5  Primary    PUD              360       357   64.52     6.5  12/1/2005   2/1/2006  11/1/2035    5,416.67  1/1/2006
  4357184       5  Secondary  SFR              360       357   68.67    6.75  12/1/2005   2/1/2006  11/1/2035    2,317.50  1/1/2006
  4359897       5  Primary    PUD              360       357   78.27    6.25  12/1/2005   3/1/2006  11/1/2035    3,057.29  2/1/2006
  4361144       5  Primary    PUD              360       357   69.45    6.25  12/1/2005   2/1/2006  11/1/2035    3,598.96  1/1/2006
  4374025       5  Primary    SFR              360       357   69.23    6.25  12/1/2005   2/1/2006  11/1/2035    4,687.50  1/1/2006
  4376912       5  Primary    SFR              360       357    74.5       6  12/1/2005   2/1/2006  11/1/2035    2,440.00  1/1/2006
  4379309       5  Primary    SFR              360       357   73.58       6  12/1/2005   2/1/2006  11/1/2035    2,097.00  1/1/2006
  4382738       5  Primary    PUD              360       357   74.45    6.25  12/1/2005   2/1/2006  11/1/2035    2,811.20  1/1/2006
  4386736       5  Primary    SFR              360       357      70   6.375  12/1/2005   2/1/2006  11/1/2035    5,206.25  1/1/2006
  4389516       5  Primary    SFR              360       357      50   6.375  12/1/2005   2/1/2006  11/1/2035    3,984.38  1/1/2006
  4397015       5  Primary    PUD              360       357   69.17   6.375  12/1/2005   2/1/2006  11/1/2035      929.69  1/1/2006
  4400581       5  Primary    SFR              360       357   74.73     6.5  12/1/2005   2/1/2006  11/1/2035    2,610.83  1/1/2006
 35935154       5  Primary    SFR              360       357    59.7   6.125  12/1/2005   2/1/2006  11/1/2035    5,104.17  1/1/2006
143643435       5  Primary    SFR              360       357   74.95     6.5  12/1/2005   2/1/2006  11/1/2035    3,351.56  1/1/2006
143647154       5  Primary    SFR              360       357   64.94    6.25  12/1/2005   2/1/2006  11/1/2035    5,208.33  1/1/2006
143828671       5  Primary    SFR              360       357      70   6.375  12/1/2005   2/1/2006  11/1/2035    4,369.53  1/1/2006
143833572       5  Primary    SFR              360       357    59.6   6.125  12/1/2005   2/1/2006  11/1/2035    2,296.88  1/1/2006
143834026       5  Primary    SFR              360       357   69.92       6  12/1/2005   3/1/2006  11/1/2035    2,184.55  2/1/2006
143911055       5  Primary    PUD Attached     360       358      80   6.375   1/1/2006   3/1/2006  12/1/2035    2,326.61  2/1/2006
143990695       5  Primary    SFR              360       357    79.2   6.125  12/1/2005   2/1/2006  11/1/2035    2,526.56  1/1/2006
143991073       5  Primary    SFR              360       357   78.91   6.125  12/1/2005   2/1/2006  11/1/2035    2,960.42  1/1/2006
144016482       5  Primary    Condo - High     360       357   45.87    6.25  12/1/2005   3/1/2006  11/1/2035    3,385.42  2/1/2006
144079894       5  Primary    PUD Detached     360       357      75    6.25  12/1/2005   2/1/2006  11/1/2035    3,066.41  1/1/2006
144135605       5  Primary    SFR              360       357      75    6.25  12/1/2005   3/1/2006  11/1/2035    3,046.87  2/1/2006
144165099       5  Primary    SFR              360       357   76.47       6  12/1/2005   2/1/2006  11/1/2035    2,437.50  1/1/2006
144168440       5  Primary    SFR              360       357   73.33    6.25  12/1/2005   2/1/2006  11/1/2035    2,864.58  1/1/2006
144171998       5  Primary    SFR              360       357   60.48    6.25  12/1/2005   2/1/2006  11/1/2035    3,304.46  1/1/2006
144177482       5  Primary    SFR              360       357   73.61   6.375  12/1/2005   2/1/2006  11/1/2035    2,385.31  1/1/2006
202481222       5  Primary    PUD Detached     360       357    66.6       6  12/1/2005   3/1/2006  11/1/2035    4,995.00  2/1/2006
202489068       5  Primary    SFR              360       357   57.14       6  12/1/2005   3/1/2006  11/1/2035    2,500.00  2/1/2006
202491262       5  Primary    SFR              360       357   49.39    6.25  12/1/2005   2/1/2006  11/1/2035    2,191.67  1/1/2006
202494209       5  Primary    SFR              360       357   64.52    6.25  12/1/2005   2/1/2006  11/1/2035   10,416.67  1/1/2006
202502134       5  Primary    PUD Detached     360       357      75   6.125  12/1/2005   3/1/2006  11/1/2035    2,870.36  2/1/2006
202533337       5  Primary    SFR              360       357   63.06    6.25  12/1/2005   2/1/2006  11/1/2035    2,364.58  1/1/2006
202547881       5  Primary    SFR              360       358   63.45       6   1/1/2006   2/1/2006  12/1/2035    2,300.00  1/1/2006
202549978       5  Primary    SFR              360       357   74.45   6.125  12/1/2005   2/1/2006  11/1/2035    2,600.57  1/1/2006
202563409       5  Primary    PUD Detached     360       357   78.95   6.375  12/1/2005   3/1/2006  11/1/2035    2,390.58  2/1/2006
202572285       5  Primary    SFR              360       358   68.42       6   1/1/2006   2/1/2006  12/1/2035    3,250.00  1/1/2006
202587721       5  Primary    SFR              360       357      80     6.5  12/1/2005   2/1/2006  11/1/2035    2,600.00  1/1/2006
202594578       5  Primary    SFR              360       358   37.11    6.25   1/1/2006   2/1/2006  12/1/2035    3,750.00  1/1/2006
202622569       5  Primary    PUD Detached     360       357      75    6.25  12/1/2005   2/1/2006  11/1/2035    2,539.06  1/1/2006
  3197102       5  Primary    SFR              360       358   74.24   6.375   1/1/2006   2/1/2006  12/1/2035    4,515.63  1/1/2006
  4252534       5  Secondary  SFR              360       358      80    6.75   1/1/2006   2/1/2006  12/1/2035       700.2  1/1/2006
  4366794       5  Secondary  SFR              360       358      80   6.375   1/1/2006   2/1/2006  12/1/2035    2,120.75  1/1/2006
  4381892       5  Primary    SFR              360       358    62.5   6.125   1/1/2006   2/1/2006  12/1/2035    5,104.17  1/1/2006
  4383270       5  Secondary  PUD              360       357      80   7.125  12/1/2005   3/1/2006  11/1/2035    2,667.23  2/1/2006
  4384889       5  Primary    SFR              360       358   64.71    6.25   1/1/2006   2/1/2006  12/1/2035    4,296.88  1/1/2006
  4386680       5  Primary    SFR              360       358      65     6.5   1/1/2006   2/1/2006  12/1/2035    5,105.21  1/1/2006
  4387320       5  Primary    Condo            360       357   71.67   6.375  12/1/2005   2/1/2006  11/1/2035    2,284.38  1/1/2006
  4391759       5  Primary    SFR              360       357      60     6.5  12/1/2005   2/1/2006  11/1/2035    3,087.50  1/1/2006
  4392117       5  Primary    SFR              360       358      75   6.375   1/1/2006   3/1/2006  12/1/2035    3,641.72  2/1/2006
  4393381       5  Primary    SFR              360       358   74.17   6.125   1/1/2006   2/1/2006  12/1/2035    2,271.35  1/1/2006
  4393759       5  Primary    SFR              360       357      80    6.25  12/1/2005   3/1/2006  11/1/2035    2,791.67  2/1/2006
  4394318       5  Primary    SFR              360       358   68.27    7.25   1/1/2006   2/1/2006  12/1/2035    2,748.96  1/1/2006
  4396162       5  Primary    SFR              360       357   79.03   6.625  12/1/2005   2/1/2006  11/1/2035    2,705.21  1/1/2006
  4396846       5  Primary    PUD              360       358   70.83    6.25   1/1/2006   2/1/2006  12/1/2035    4,427.08  1/1/2006
  4397845       5  Primary    SFR              360       358      80   6.375   1/1/2006   2/1/2006  12/1/2035    3,085.50  1/1/2006
  4400559       5  Primary    PUD              360       358      80    6.25   1/1/2006   3/1/2006  12/1/2035    3,125.00  2/1/2006
  4401748       5  Primary    SFR              360       358   69.92   6.375   1/1/2006   3/1/2006  12/1/2035    2,284.38  2/1/2006
  4402222       5  Primary    SFR              360       358   69.23   6.625   1/1/2006   2/1/2006  12/1/2035    2,484.38  1/1/2006
  4402683       5  Primary    PUD              360       358   62.96    6.25   1/1/2006   3/1/2006  12/1/2035    2,213.54  2/1/2006
  4403272       5  Primary    SFR              360       357      80    6.25  12/1/2005   2/1/2006  11/1/2035    2,937.50  1/1/2006
  4404026       5  Primary    PUD              360       358   79.14   6.125   1/1/2006   2/1/2006  12/1/2035    2,827.71  1/1/2006
  4404552       5  Primary    SFR              360       358   65.67    6.25   1/1/2006   2/1/2006  12/1/2035    3,677.08  1/1/2006
  4405732       5  Primary    PUD              360       358      80       7   1/1/2006   3/1/2006  12/1/2035    2,076.67  2/1/2006
  4412060       5  Primary    Condo            360       358   61.97     6.5   1/1/2006   3/1/2006  12/1/2035    2,383.33  2/1/2006
  4412669       5  Primary    PUD              360       357   68.69   6.875  12/1/2005   2/1/2006  11/1/2035    2,463.54  1/1/2006
  4413793       5  Primary    SFR              360       358   79.78       6   1/1/2006   3/1/2006  12/1/2035    2,350.00  2/1/2006
  4414703       5  Secondary  SFR              360       358      80   6.875   1/1/2006   2/1/2006  12/1/2035    2,956.25  1/1/2006
  4415536       5  Primary    SFR              360       358   69.44   6.375   1/1/2006   2/1/2006  12/1/2035    3,596.56  1/1/2006
  4416190       5  Primary    SFR              360       358   47.73   6.625   1/1/2006   3/1/2006  12/1/2035    2,898.44  2/1/2006
  4416419       5  Primary    SFR              360       358      75    6.75   1/1/2006   3/1/2006  12/1/2035    1,455.47  2/1/2006
  4422417       5  Primary    SFR              360       358    62.5   6.375   1/1/2006   2/1/2006  12/1/2035    3,984.38  1/1/2006
  4423575       5  Primary    Condo            360       358    74.6   6.875   1/1/2006   3/1/2006  12/1/2035    2,692.71  2/1/2006
  4425195       5  Primary    SFR              360       358   64.51   6.875   1/1/2006   2/1/2006  12/1/2035    5,728.59  1/1/2006
  4426028       5  Primary    SFR              360       358   62.67     6.5   1/1/2006   3/1/2006  12/1/2035    5,091.67  2/1/2006
  4430392       5  Primary    PUD              360       358      80    6.25   1/1/2006   2/1/2006  12/1/2035    3,083.33  1/1/2006
  4430685       5  Primary    SFR              360       358   72.62   6.375   1/1/2006   2/1/2006  12/1/2035    2,353.44  1/1/2006
  4432259       5  Primary    SFR              360       358   69.62     6.5   1/1/2006   2/1/2006  12/1/2035    2,979.17  1/1/2006
 35938182       5  Primary    SFR              360       358      80    6.25   1/1/2006   2/1/2006  12/1/2035    3,166.67  1/1/2006

LOANID      OBAL            COBAL          PURPOSE     DOC                       OAPPVAL        FRTRDATE     CEILING   FLOOR
----------------------------------------------------------------------------------------------------------------------------

601318754     302,000.00      301,999.96   C/O Refi    Standard                    400,000.00   00/00/0000         0       0
601318757     148,600.00      148,599.92   R/T Refi    Standard                    180,000.00   00/00/0000         0       0
601318763     117,500.00      117,285.73   C/O Refi    Standard                    145,000.00   00/00/0000         0       0
601318764     109,075.00      109,074.97   R/T Refi    Standard                    234,000.00   00/00/0000         0       0
601319362     120,000.00      120,000.00   C/O Refi    Standard                    153,500.00   00/00/0000         0       0
601319363     184,500.00      184,191.28   C/O Refi    Standard                    205,000.00   00/00/0000         0       0
601319374     348,650.00      348,634.75   R/T Refi    Standard                    460,000.00   00/00/0000         0       0
601319397     160,000.00      160,000.00   R/T Refi    Standard                    200,000.00   00/00/0000         0       0
601333740     297,500.00      297,500.00   C/O Refi    Standard                    350,000.00   00/00/0000         0       0
601334371     244,000.00      243,999.98   C/O Refi    Standard                    305,000.00   00/00/0000         0       0
601334808     196,000.00      196,000.00   R/T Refi    Standard                    245,000.00   00/00/0000         0       0
601335709     115,500.00      115,499.98   R/T Refi    Standard                    140,000.00   00/00/0000         0       0
601335733     119,450.00      119,450.00   C/O Refi    Standard                    150,000.00   00/00/0000         0       0
601335747     100,000.00       99,999.98   C/O Refi    Standard                    141,000.00   00/00/0000         0       0
601335756     160,000.00      159,749.99   C/O Refi    Standard                    220,000.00   00/00/0000         0       0
601335766     380,000.00      379,905.00   C/O Refi    Standard                  2,353,472.00   00/00/0000         0       0
601335771     140,000.00      140,000.00   C/O Refi    Standard                    177,000.00   00/00/0000         0       0
601335796     124,000.00      123,902.75   R/T Refi    Standard                    155,000.00   00/00/0000         0       0
143803195     415,000.00      415,000.00   C/O Refi    NIV                         680,000.00   00/00/0000         0       0
   897030     430,000.00      430,000.00   R/T Refi    SIVA                        655,000.00   00/00/0000         0       0
   903102     145,000.00      144,000.00   R/T Refi    SIVA                        185,000.00   00/00/0000         0       0
  4256286     650,000.00      648,495.42   Purchase    Stated/Voa                  905,000.00   00/00/0000         0       0
  4302159     540,000.00      539,889.26   R/T Refi    Full/Alt                    678,000.00   00/00/0000         0       0
  4332735     540,500.00      540,500.00   R/T Refi    Stated/Voa                  760,000.00   00/00/0000         0       0
  4345244     500,000.00      500,000.00   Purchase    Stated/Voa                1,170,000.00   00/00/0000         0       0
  4357182   1,000,000.00    1,000,000.00   R/T Refi    Stated/Voa                1,550,000.00   00/00/0000         0       0
  4357184     412,000.00      412,000.00   R/T Refi    Stated/Voa                  600,000.00   00/00/0000         0       0
  4359897     587,000.00      585,944.59   R/T Refi    Full/Alt                    750,000.00   00/00/0000         0       0
  4361144     691,000.00      690,999.96   Purchase    Stated/Voa                  995,000.00   00/00/0000         0       0
  4374025     900,000.00      899,456.43   R/T Refi    Stated/Voa                1,300,000.00   00/00/0000         0       0
  4376912     488,000.00      488,000.00   C/O Refi    Full/Alt                    655,000.00   00/00/0000         0       0
  4379309     419,400.00      419,400.00   C/O Refi    Full/Alt                    570,000.00   00/00/0000         0       0
  4382738     539,750.00      539,750.00   R/T Refi    Stated/Voa                  725,000.00   00/00/0000         0       0
  4386736     980,000.00      980,000.00   C/O Refi    Full/Alt                  1,400,000.00   00/00/0000         0       0
  4389516     750,000.00      750,000.00   Purchase    Stated/Voa                1,500,000.00   00/00/0000         0       0
  4397015     175,000.00      175,000.00   C/O Refi    Stated/Voa                  253,000.00   00/00/0000         0       0
  4400581     482,000.00      482,000.00   C/O Refi    Stated/Voa                  645,000.00   00/00/0000         0       0
 35935154   1,000,000.00    1,000,000.00   Purchase    NIV                       1,725,000.00   00/00/0000         0       0
143643435     618,750.00      618,750.00   C/O Refi    NIV                         825,500.00   00/00/0000         0       0
143647154   1,000,000.00    1,000,000.00   C/O Refi    NIV                       1,540,000.00   00/00/0000         0       0
143828671     822,500.00      822,500.00   C/O Refi    NIV                       1,175,000.00   00/00/0000         0       0
143833572     450,000.00      450,000.00   C/O Refi    NIV                         755,000.00   00/00/0000         0       0
143834026     437,000.00      436,726.45   C/O Refi    NIV                         625,000.00   00/00/0000         0       0
143911055     437,950.00      437,950.00   Purchase    FAD(Full or Alt or AUS)     575,000.00   00/00/0000         0       0
143990695     495,000.00      495,000.00   C/O Refi    FAD(Full or Alt or AUS)     625,000.00   00/00/0000         0       0
143991073     580,000.00      578,737.08   C/O Refi    FAD(Full or Alt or AUS)     735,000.00   00/00/0000         0       0
144016482     650,000.00      650,000.00   Purchase    NIV                       1,450,000.00   00/00/0000         0       0
144079894     588,750.00      588,750.00   Purchase    NIV                         785,000.00   00/00/0000         0       0
144135605     585,000.00      585,000.00   C/O Refi    NIV                         780,000.00   00/00/0000         0       0
144165099     487,500.00      487,500.00   Purchase    NIV                         639,000.00   00/00/0000         0       0
144168440     550,000.00      550,000.00   C/O Refi    NIV                         750,000.00   00/00/0000         0       0
144171998     635,000.00      633,911.75   C/O Refi    NIV                       1,050,000.00   00/00/0000         0       0
144177482     449,000.00      448,358.57   C/O Refi    NIV                         610,000.00   00/00/0000         0       0
202481222     999,000.00      999,000.00   Purchase    FAD(Full or Alt or AUS)   1,500,000.00   00/00/0000         0       0
202489068     500,000.00      497,500.00   C/O Refi    NIV                         875,000.00   00/00/0000         0       0
202491262     420,800.00      420,400.00   C/O Refi    NIV                         852,000.00   00/00/0000         0       0
202494209   2,000,000.00    1,999,897.67   C/O Refi    NIV                       3,100,000.00   00/00/0000         0       0
202502134     562,500.00      562,211.82   C/O Refi    NIV                         750,000.00   00/00/0000         0       0
202533337     454,000.00      454,000.00   C/O Refi    NIV                         720,000.00   00/00/0000         0       0
202547881     460,000.00      460,000.00   R/T Refi    NIV                         725,000.00   00/00/0000         0       0
202549978     510,000.00      509,500.00   R/T Refi    FAD(Full or Alt or AUS)     685,000.00   00/00/0000         0       0
202563409     450,000.00      449,971.74   C/O Refi    FAD(Full or Alt or AUS)     570,000.00   00/00/0000         0       0
202572285     650,000.00      650,000.00   C/O Refi    NIV                         950,000.00   00/00/0000         0       0
202587721     480,000.00      480,000.00   Purchase    NIV                         615,000.00   00/00/0000         0       0
202594578     720,000.00      720,000.00   C/O Refi    NIV                       1,940,000.00   00/00/0000         0       0
202622569     487,500.00      487,500.00   C/O Refi    NIV                         650,000.00   00/00/0000         0       0
  3197102     850,000.00      850,000.00   Purchase    Stated/Voa                1,170,000.00   00/00/0000         0       0
  4252534     124,480.00      124,480.00   Purchase    Full/Alt                    156,500.00   00/00/0000         0       0
  4366794     399,200.00      399,200.00   Purchase    Stated/Voa                  500,000.00   00/00/0000         0       0
  4381892   1,000,000.00    1,000,000.00   Purchase    Stated/Voa                1,610,000.00   00/00/0000         0       0
  4383270     449,217.00      449,217.00   Purchase    Stated/Voa                  601,000.00   00/00/0000         0       0
  4384889     825,000.00      825,000.00   Purchase    Stated/Voa                1,275,000.00   00/00/0000         0       0
  4386680     942,500.00      942,244.74   C/O Refi    Stated/Voa                1,450,000.00   00/00/0000         0       0
  4387320     430,000.00      430,000.00   C/O Refi    Stated/Voa                  600,000.00   00/00/0000         0       0
  4391759     570,000.00      569,845.62   C/O Refi    Stated/Voa                  950,000.00   00/00/0000         0       0
  4392117     685,500.00      685,500.00   Purchase    Stated/Voa                  920,000.00   00/00/0000         0       0
  4393381     445,000.00      445,000.00   C/O Refi    Stated/Voa                  600,000.00   00/00/0000         0       0
  4393759     536,000.00      536,000.00   Purchase    Stated/Voa                  670,000.00   00/00/0000         0       0
  4394318     455,000.00      455,000.00   C/O Refi    Stated/Voa                  666,500.00   00/00/0000         0       0
  4396162     490,000.00      489,582.39   R/T Refi    Stated/Voa                  620,000.00   00/00/0000         0       0
  4396846     850,000.00      850,000.00   Purchase    Stated/Voa                1,200,000.00   00/00/0000         0       0
  4397845     580,800.00      580,800.00   Purchase    Stated/Voa                  740,000.00   00/00/0000         0       0
  4400559     600,000.00      600,000.00   Purchase    Stated/Voa                  750,000.00   00/00/0000         0       0
  4401748     430,000.00      370,000.00   Purchase    Stated/Voa                  670,000.00   00/00/0000         0       0
  4402222     450,000.00      450,000.00   C/O Refi    Stated/Voa                  650,000.00   00/00/0000         0       0
  4402683     425,000.00      424,425.59   C/O Refi    Stated/Voa                  675,000.00   00/00/0000         0       0
  4403272     564,000.00      564,000.00   Purchase    Stated/Voa                  710,000.00   00/00/0000         0       0
  4404026     554,000.00      554,000.00   R/T Refi    Stated/Voa                  700,000.00   00/00/0000         0       0
  4404552     706,000.00      706,000.00   R/T Refi    Stated/Voa                1,075,000.00   00/00/0000         0       0
  4405732     356,000.00      356,000.00   R/T Refi    Stated/Voa                  445,000.00   00/00/0000         0       0
  4412060     440,000.00      440,000.00   C/O Refi    Stated/Voa                  710,000.00   00/00/0000         0       0
  4412669     430,000.00      429,799.43   C/O Refi    Stated/Voa                  626,000.00   00/00/0000         0       0
  4413793     470,000.00      470,000.00   Purchase    Full/Alt                    590,000.00   00/00/0000         0       0
  4414703     516,000.00      515,956.25   Purchase    Stated/Voa                  650,000.00   00/00/0000         0       0
  4415536     677,000.00      677,000.00   Purchase    Stated/Voa                  975,000.00   00/00/0000         0       0
  4416190     525,000.00      525,000.00   C/O Refi    Stated/Voa                1,100,000.00   00/00/0000         0       0
  4416419     258,750.00      258,058.40   C/O Refi    Stated/Voa                  345,000.00   00/00/0000         0       0
  4422417     750,000.00      750,000.00   C/O Refi    Full/Alt                  1,200,000.00   00/00/0000         0       0
  4423575     470,000.00      469,985.38   C/O Refi    Stated/Voa                  630,000.00   00/00/0000         0       0
  4425195     999,900.00      999,900.00   R/T Refi    Stated/Voa                1,550,000.00   00/00/0000         0       0
  4426028     940,000.00      938,000.00   C/O Refi    Stated/Voa                1,500,000.00   00/00/0000         0       0
  4430392     592,000.00      592,000.00   Purchase    Stated/Voa                  740,000.00   00/00/0000         0       0
  4430685     443,000.00      442,955.61   R/T Refi    Stated/Voa                  610,000.00   00/00/0000         0       0
  4432259     550,000.00      549,526.17   C/O Refi    Stated/Voa                  790,000.00   00/00/0000         0       0
 35938182     608,000.00      606,723.00   R/T Refi    FAD(Full or Alt or AUS)     760,000.00   00/00/0000         0       0

LOANID        CAPINT     MARGIN     INDEX     ODATE         ORIGINATOR    SERVICER           LPMI    SVCFEE
-----------------------------------------------------------------------------------------------------------

601318754          0          0       FIX      5/31/2005    GMAC          GMAC                  0      0.25
601318757          0          0       FIX       6/6/2005    GMAC          GMAC                  0      0.25
601318763          0          0       FIX       6/3/2005    GMAC          GMAC                  0      0.25
601318764          0          0       FIX      6/10/2005    GMAC          GMAC                  0      0.25
601319362          0          0       FIX      6/11/2005    GMAC          GMAC                  0      0.25
601319363          0          0       FIX      5/31/2005    GMAC          GMAC                  0      0.25
601319374          0          0       FIX      6/11/2005    GMAC          GMAC                  0      0.25
601319397          0          0       FIX       6/6/2005    GMAC          GMAC                  0      0.25
601333740          0          0       FIX       7/7/2005    GMAC          GMAC                  0      0.25
601334371          0          0       FIX      6/22/2005    GMAC          GMAC                  0      0.25
601334808          0          0       FIX      6/28/2005    GMAC          GMAC                  0      0.25
601335709          0          0       FIX       7/5/2005    GMAC          GMAC                  0      0.25
601335733          0          0       FIX       7/6/2005    GMAC          GMAC                  0      0.25
601335747          0          0       FIX       7/2/2005    GMAC          GMAC                  0      0.25
601335756          0          0       FIX       7/9/2005    GMAC          GMAC                  0      0.25
601335766          0          0       FIX      6/29/2005    GMAC          GMAC                  0      0.25
601335771          0          0       FIX       7/7/2005    GMAC          GMAC                  0      0.25
601335796          0          0       FIX      6/30/2005    GMAC          GMAC                  0      0.25
143803195          0          0       FIX      9/26/2005    SunTrust      SunTrust              0      0.25
   897030          0          0       FIX     10/11/2005    TaylorBean    Bank of America       0      0.25
   903102          0          0       FIX      9/30/2005    TaylorBean    Bank of America       0      0.25
  4256286          0          0       FIX     10/25/2005    NatCity       NatCity               0      0.25
  4302159          0          0       FIX     10/26/2005    NatCity       NatCity               0      0.25
  4332735          0          0       FIX      10/4/2005    NatCity       NatCity               0      0.25
  4345244          0          0       FIX     10/21/2005    NatCity       NatCity               0      0.25
  4357182          0          0       FIX     10/12/2005    NatCity       NatCity               0      0.25
  4357184          0          0       FIX     10/12/2005    NatCity       NatCity               0      0.25
  4359897          0          0       FIX      10/7/2005    NatCity       NatCity               0      0.25
  4361144          0          0       FIX     10/19/2005    NatCity       NatCity               0      0.25
  4374025          0          0       FIX     10/20/2005    NatCity       NatCity               0      0.25
  4376912          0          0       FIX     10/26/2005    NatCity       NatCity               0      0.25
  4379309          0          0       FIX     10/26/2005    NatCity       NatCity               0      0.25
  4382738          0          0       FIX     10/17/2005    NatCity       NatCity               0      0.25
  4386736          0          0       FIX     10/18/2005    NatCity       NatCity               0      0.25
  4389516          0          0       FIX     10/18/2005    NatCity       NatCity               0      0.25
  4397015          0          0       FIX     10/21/2005    NatCity       NatCity               0      0.25
  4400581          0          0       FIX     10/25/2005    NatCity       NatCity               0      0.25
 35935154          0          0       FIX     10/24/2005    SunTrust      SunTrust              0      0.25
143643435          0          0       FIX     10/13/2005    SunTrust      SunTrust              0      0.25
143647154          0          0       FIX     10/27/2005    SunTrust      SunTrust              0      0.25
143828671          0          0       FIX     10/24/2005    SunTrust      SunTrust              0      0.25
143833572          0          0       FIX     10/28/2005    SunTrust      SunTrust              0      0.25
143834026          0          0       FIX     10/26/2005    SunTrust      SunTrust              0      0.25
143911055          0          0       FIX      11/1/2005    SunTrust      SunTrust              0      0.25
143990695          0          0       FIX     10/19/2005    SunTrust      SunTrust              0      0.25
143991073          0          0       FIX     10/20/2005    SunTrust      SunTrust              0      0.25
144016482          0          0       FIX     10/31/2005    SunTrust      SunTrust              0      0.25
144079894          0          0       FIX     10/26/2005    SunTrust      SunTrust              0      0.25
144135605          0          0       FIX     10/12/2005    SunTrust      SunTrust              0      0.25
144165099          0          0       FIX     10/21/2005    SunTrust      SunTrust              0      0.25
144168440          0          0       FIX     10/27/2005    SunTrust      SunTrust              0      0.25
144171998          0          0       FIX     10/31/2005    SunTrust      SunTrust              0      0.25
144177482          0          0       FIX     10/31/2005    SunTrust      SunTrust              0      0.25
202481222          0          0       FIX     10/31/2005    SunTrust      SunTrust              0      0.25
202489068          0          0       FIX      10/5/2005    SunTrust      SunTrust              0      0.25
202491262          0          0       FIX     10/13/2005    SunTrust      SunTrust              0      0.25
202494209          0          0       FIX     10/19/2005    SunTrust      SunTrust              0      0.25
202502134          0          0       FIX     10/12/2005    SunTrust      SunTrust              0      0.25
202533337          0          0       FIX      10/1/2005    SunTrust      SunTrust              0      0.25
202547881          0          0       FIX      11/1/2005    SunTrust      SunTrust              0      0.25
202549978          0          0       FIX     10/25/2005    SunTrust      SunTrust              0      0.25
202563409          0          0       FIX     10/31/2005    SunTrust      SunTrust              0      0.25
202572285          0          0       FIX     10/28/2005    SunTrust      SunTrust              0      0.25
202587721          0          0       FIX     10/18/2005    SunTrust      SunTrust              0      0.25
202594578          0          0       FIX      11/4/2005    SunTrust      SunTrust              0      0.25
202622569          0          0       FIX     10/28/2005    SunTrust      SunTrust              0      0.25
  3197102          0          0       FIX     11/17/2005    NatCity       NatCity               0      0.25
  4252534          0          0       FIX     11/17/2005    NatCity       NatCity               0      0.25
  4366794          0          0       FIX     11/16/2005    NatCity       NatCity               0      0.25
  4381892          0          0       FIX     11/14/2005    NatCity       NatCity               0      0.25
  4383270          0          0       FIX     10/14/2005    NatCity       NatCity               0      0.25
  4384889          0          0       FIX      11/2/2005    NatCity       NatCity               0      0.25
  4386680          0          0       FIX     10/31/2005    NatCity       NatCity               0      0.25
  4387320          0          0       FIX     10/28/2005    NatCity       NatCity               0      0.25
  4391759          0          0       FIX     10/26/2005    NatCity       NatCity               0      0.25
  4392117          0          0       FIX      11/7/2005    NatCity       NatCity               0      0.25
  4393381          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4393759          0          0       FIX     10/17/2005    NatCity       NatCity               0      0.25
  4394318          0          0       FIX     10/28/2005    NatCity       NatCity               0      0.25
  4396162          0          0       FIX     10/25/2005    NatCity       NatCity               0      0.25
  4396846          0          0       FIX      11/1/2005    NatCity       NatCity               0      0.25
  4397845          0          0       FIX     11/15/2005    NatCity       NatCity               0      0.25
  4400559          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4401748          0          0       FIX      11/1/2005    NatCity       NatCity               0      0.25
  4402222          0          0       FIX      11/4/2005    NatCity       NatCity               0      0.25
  4402683          0          0       FIX      11/4/2005    NatCity       NatCity               0      0.25
  4403272          0          0       FIX     10/28/2005    NatCity       NatCity               0      0.25
  4404026          0          0       FIX      11/4/2005    NatCity       NatCity               0      0.25
  4404552          0          0       FIX      11/1/2005    NatCity       NatCity               0      0.25
  4405732          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4412060          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4412669          0          0       FIX     10/26/2005    NatCity       NatCity               0      0.25
  4413793          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4414703          0          0       FIX      11/3/2005    NatCity       NatCity               0      0.25
  4415536          0          0       FIX      11/9/2005    NatCity       NatCity               0      0.25
  4416190          0          0       FIX      11/7/2005    NatCity       NatCity               0      0.25
  4416419          0          0       FIX     11/16/2005    NatCity       NatCity               0      0.25
  4422417          0          0       FIX      11/7/2005    NatCity       NatCity               0      0.25
  4423575          0          0       FIX      11/4/2005    NatCity       NatCity               0      0.25
  4425195          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4426028          0          0       FIX      11/8/2005    NatCity       NatCity               0      0.25
  4430392          0          0       FIX      11/8/2005    NatCity       NatCity               0      0.25
  4430685          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
  4432259          0          0       FIX     11/10/2005    NatCity       NatCity               0      0.25
 35938182          0          0       FIX      11/7/2005    SunTrust      SunTrust              0      0.25

                                   EXHIBIT D-6

                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

                                      D-6-1

LOANID       GROUP   OCC         PROPTYPE      OTERM  CORTERM  OLTV   RATE    FPDATE      NDDATE     S_MATDATE   PANDI      PTDATE
------------------------------------------------------------------------------------------------------------------------------------

3302207968       6   Primary     SFR             360      352     80      6    7/1/2005   2/1/2006    6/1/2035   2,638.03   1/1/2006
3302234715       6   Secondary   SFR             360      354     80   5.75    9/1/2005   2/1/2006    8/1/2035   3,244.67   1/1/2006
3302296482       6   Primary     SFR             360      353     80  5.875    8/1/2005   2/1/2006    7/1/2035   3,307.88   1/1/2006
3302307503       6   Primary     SFR             360      354  72.14   5.75    9/1/2005   3/1/2006    8/1/2035   4,841.56   2/1/2006
3302368018       6   Primary     SFR             360      353  76.67  5.625    8/1/2005   2/1/2006    7/1/2035   2,648.02   1/1/2006
3302379890       6   Primary     SFR             360      353     80  5.875    8/1/2005   2/1/2006    7/1/2035   5,198.44   1/1/2006
3302386572       6   Primary     SFR             360      353  75.57  5.875    8/1/2005   3/1/2006    7/1/2035   3,330.36   2/1/2006
3302403344       6   Primary     SFR             360      353  79.73  5.875    8/1/2005   2/1/2006    7/1/2035   3,667.54   1/1/2006
3302479054       6   Primary     PUD Detached    360      353  79.22  5.875    8/1/2005   2/1/2006    7/1/2035   3,163.08   1/1/2006
6002940655       6   Secondary   Condo - High    360      354     80  5.875    9/1/2005   3/1/2006    8/1/2035   2,934.03   2/1/2006
6029181358       6   Primary     SFR             360      353  47.83   5.75    8/1/2005   2/1/2006    7/1/2035   3,209.66   1/1/2006
6050527412       6   Primary     Condo - High    360      354     80   5.75    9/1/2005   2/1/2006    8/1/2035   3,734.87   1/1/2006
6063813627       6   Primary     Townhouse       360      354     65   5.75    9/1/2005   2/1/2006    8/1/2035   2,761.47   1/1/2006
6076059135       6   Primary     SFR             360      354     80  5.875    9/1/2005   2/1/2006    8/1/2035   3,312.62   1/1/2006
6122178186       6   Primary     PUD Detached    360      354  67.82  5.875    9/1/2005   3/1/2006    8/1/2035   7,221.50   2/1/2006
6125036589       6   Primary     SFR             360      353  69.67   5.75    8/1/2005   2/1/2006    7/1/2035   2,614.41   1/1/2006
6134009551       6   Primary     SFR             360      354  63.64  5.875    9/1/2005   2/1/2006    8/1/2035   2,484.46   1/1/2006
6151814719       6   Primary     Condo - High    360      353     80   5.75    8/1/2005   2/1/2006    7/1/2035   4,014.99   1/1/2006
6164314707       6   Primary     PUD Detached    360      353     74   5.75    8/1/2005   2/1/2006    7/1/2035   3,238.83   1/1/2006
6176175906       6   Primary     SFR             360      354     75   5.75    9/1/2005   2/1/2006    8/1/2035   3,063.76   1/1/2006
6194663313       6   Primary     PUD Detached    360      354     80   5.75    9/1/2005   3/1/2006    8/1/2035   4,187.72   2/1/2006
6253580580       6   Primary     SFR             360      353  50.37   5.75    8/1/2005   2/1/2006    7/1/2035   3,939.12   1/1/2006
6261955493       6   Primary     SFR             360      354  71.33   5.75    9/1/2005   3/1/2006    8/1/2035   2,976.23   2/1/2006
6265121597       6   Primary     SFR             360      353  63.39   5.75    8/1/2005   2/1/2006    7/1/2035   4,254.25   1/1/2006
6276634554       6   Primary     PUD Detached    360      353  65.22   5.75    8/1/2005   2/1/2006    7/1/2035   3,425.58   1/1/2006
6277209711       6   Primary     SFR             360      353     80   5.75    8/1/2005   2/1/2006    7/1/2035   3,618.16   1/1/2006
6287350141       6   Secondary   PUD Detached    360      353     80  5.875    8/1/2005   2/1/2006    7/1/2035   2,616.97   1/1/2006
6319694110       6   Primary     SFR             360      353  54.82      6    8/1/2005   2/1/2006    7/1/2035   3,615.29   1/1/2006
6323386331       6   Primary     Condo - High    360      353  53.73      6    8/1/2005   2/1/2006    7/1/2035   5,395.96   1/1/2006
6391549927       6   Primary     PUD Detached    360      353  78.14   5.75    8/1/2005   3/1/2006    7/1/2035   4,172.55   2/1/2006
6394597584       6   Primary     SFR             360      354     80   5.75    9/1/2005   3/1/2006    8/1/2035   3,454.76   2/1/2006
6396169309       6   Primary     Condo - Low     360      354  50.39  5.875    9/1/2005   2/1/2006    8/1/2035   2,780.23   1/1/2006
6430975455       6   Primary     Condo - High    360      354     53  5.875    9/1/2005   2/1/2006    8/1/2035   3,135.16   1/1/2006
6439198992       6   Primary     SFR             360      354     80   5.75    9/1/2005   3/1/2006    8/1/2035   2,474.35   2/1/2006
6482992283       6   Primary     SFR             360      354     70  5.875    9/1/2005   3/1/2006    8/1/2035   2,567.28   2/1/2006
6500498958       6   Primary     SFR             360      354  70.07   5.75    9/1/2005   2/1/2006    8/1/2035   3,046.26   1/1/2006
6503901982       6   Secondary   Condo - Low     360      354  44.44   5.75    9/1/2005   2/1/2006    8/1/2035   5,835.73   1/1/2006
6506084141       6   Secondary   Condo - High    360      353     50  5.875    8/1/2005   3/1/2006    7/1/2035   2,573.19   2/1/2006
6512801082       6   Primary     SFR             360      354  78.69   5.75    9/1/2005   2/1/2006    8/1/2035   2,801.15   1/1/2006
6532604540       6   Primary     SFR             360      354   68.8  5.875    9/1/2005   3/1/2006    8/1/2035   2,608.69   2/1/2006
6576227315       6   Primary     Condo - Low     360      354     80  5.625    9/1/2005   2/1/2006    8/1/2035   2,532.89   1/1/2006
6596383726       6   Primary     SFR             360      354  45.63  5.875    9/1/2005   2/1/2006    8/1/2035   2,531.79   1/1/2006
6602088541       6   Primary     SFR             360      354  30.64  5.875    9/1/2005   2/1/2006    8/1/2035   3,135.16   1/1/2006
6603675858       6   Secondary   Condo - High    360      354  72.73  5.875    9/1/2005   2/1/2006    8/1/2035   4,732.31   1/1/2006
6605682688       6   Primary     PUD Detached    360      354  56.44   5.75    9/1/2005   2/1/2006    8/1/2035   2,684.44   1/1/2006
6643891028       6   Primary     SFR             360      353  71.68   5.75    8/1/2005   2/1/2006    7/1/2035   3,367.22   1/1/2006
6654594776       6   Primary     PUD Detached    360      352  39.13   5.75    7/1/2005   2/1/2006    6/1/2035   2,626.08   1/1/2006
6667701111       6   Primary     PUD Detached    360      354     50   5.75    9/1/2005   2/1/2006    8/1/2035   2,684.44   1/1/2006
6671635305       6   Primary     Condo - Low     360      353  37.33      6    8/1/2005   2/1/2006    7/1/2035   2,853.51   1/1/2006
6674171621       6   Primary     SFR             360      354  70.39  5.875    9/1/2005   2/1/2006    8/1/2035   2,664.88   1/1/2006
6708205015       6   Primary     SFR             360      353  63.48  5.875    8/1/2005   3/1/2006    7/1/2035   3,460.50   2/1/2006
6712892659       6   Secondary   SFR             360      351     80      6    6/1/2005   2/1/2006    5/1/2035   2,187.17   1/1/2006
6716737041       6   Primary     PUD Detached    360      353  53.08      6    8/1/2005   2/1/2006    7/1/2035   3,405.45   1/1/2006
6772399140       6   Primary     SFR             360      352  73.48  5.875    7/1/2005   2/1/2006    6/1/2035   3,064.17   1/1/2006
6807258832       6   Primary     SFR             360      353  76.36  5.875    8/1/2005   2/1/2006    7/1/2035   2,484.46   1/1/2006
6820239496       6   Primary     Condo - High    360      353     80   5.75    8/1/2005   2/1/2006    7/1/2035   5,135.45   1/1/2006
6823852717       6   Primary     Condo - High    360      352     80  5.875    7/1/2005   3/1/2006    6/1/2035   3,383.60   2/1/2006
6833961383       6   Primary     PUD Detached    360      353  79.65  5.875    8/1/2005   3/1/2006    7/1/2035   2,661.93   2/1/2006
6840781451       6   Primary     PUD Detached    360      354  73.33  5.875    9/1/2005   2/1/2006    8/1/2035   2,602.77   1/1/2006
6854751911       6   Primary     SFR             360      353  51.65      6    8/1/2005   2/1/2006    7/1/2035   5,264.06   1/1/2006
6888739601       6   Primary     SFR             360      353     80   5.75    8/1/2005   2/1/2006    7/1/2035   2,451.01   1/1/2006
6895203062       6   Primary     PUD Detached    360      354     70   5.75    9/1/2005   2/1/2006    8/1/2035   2,451.01   1/1/2006
6925632561       6   Primary     SFR             360      353     80  5.875    8/1/2005   2/1/2006    7/1/2035   2,834.65   1/1/2006
6947176936       6   Secondary   Condo - High    360      353  73.33  5.875    8/1/2005   2/1/2006    7/1/2035   3,253.46   1/1/2006
6950674785       6   Primary     SFR             360      353  79.53  5.875    8/1/2005   2/1/2006    7/1/2035   3,194.31   1/1/2006
6962458961       6   Primary     PUD Detached    360      353     70  5.875    8/1/2005   2/1/2006    7/1/2035   2,567.28   1/1/2006
6976294543       6   Primary     SFR             360      354  47.83   5.75    9/1/2005   2/1/2006    8/1/2035   6,419.31   1/1/2006
6982482561       6   Primary     Condo - High    360      354     74  5.875    9/1/2005   3/1/2006    8/1/2035   4,377.38   2/1/2006
6993064903       6   Primary     SFR             360      353  70.15   5.75    8/1/2005   2/1/2006    7/1/2035   2,742.80   1/1/2006
6053615008       6   Primary     SFR             360      354     80  5.875    9/1/2005   3/1/2006    8/1/2035   3,123.32   2/1/2006
6119818281       6   Secondary   SFR             360      355  64.62   5.75   10/1/2005   2/1/2006    9/1/2035   7,353.02   1/1/2006
6180093285       6   Primary     SFR             360      355  39.22  5.875   10/1/2005   2/1/2006    9/1/2035   5,915.38   1/1/2006
6224861879       6   Primary     PUD Detached    360      355     80  5.875   10/1/2005   3/1/2006    9/1/2035   3,194.31   2/1/2006
6280137784       6   Primary     SFR             360      355  41.67  5.625   10/1/2005   2/1/2006    9/1/2035   2,878.29   1/1/2006
6335358138       6   Secondary   Condo - High    360      354     70  5.875    9/1/2005   2/1/2006    8/1/2035   3,064.17   1/1/2006
6382559851       6   Primary     SFR             360      355  69.44   5.75   10/1/2005   3/1/2006    9/1/2035   7,294.67   2/1/2006
6431632170       6   Primary     PUD Detached    360      355  59.62  5.875   10/1/2005   2/1/2006    9/1/2035   2,768.40   1/1/2006
6540072581       6   Primary     Condo - High    360      354  69.28  5.875    9/1/2005   2/1/2006    8/1/2035   3,401.35   1/1/2006
6595372407       6   Primary     SFR             360      354     80   5.75    9/1/2005   2/1/2006    8/1/2035   2,474.35   1/1/2006
6617895435       6   Primary     SFR             360      354     80  5.875    9/1/2005   2/1/2006    8/1/2035   3,028.68   1/1/2006
6630578513       6   Primary     SFR             360      354     65   5.75    9/1/2005   3/1/2006    8/1/2035   7,965.78   2/1/2006
6719689256       6   Primary     SFR             360      355  68.84  5.875   10/1/2005   3/1/2006    9/1/2035   5,619.61   2/1/2006
6780907009       6   Primary     SFR             360      354  62.87  5.875    9/1/2005   2/1/2006    8/1/2035   2,789.11   1/1/2006
6797564967       6   Primary     SFR             360      355  50.27      6   10/1/2005   2/1/2006    9/1/2035   6,631.03   1/1/2006

LOANID        OBAL            COBAL           PURPOSE     DOC               OAPPVAL         FRTRDATE      CEILING    FLOOR
--------------------------------------------------------------------------------------------------------------------------

3302207968      440,000.00      436,433.82    Purchase    Standard            552,000.00    00/00/0000          0        0
3302234715      556,000.00      552,475.00    Purchase    Rapid               704,000.00    00/00/0000          0        0
3302296482      559,200.00      555,149.99    Purchase    Standard            700,000.00    00/00/0000          0        0
3302307503      829,640.00      823,772.91    R/T Refi    Rapid             1,150,000.00    00/00/0000          0        0
3302368018      460,000.00      456,508.82    Purchase    Standard            600,000.00    00/00/0000          0        0
3302379890      878,800.00      872,435.24    Purchase    Rapid             1,098,500.00    00/00/0000          0        0
3302386572      563,000.00      558,922.44    Purchase    Standard            745,000.00    00/00/0000          0        0
3302403344      620,000.00      615,509.62    Purchase    Standard            780,000.00    00/00/0000          0        0
3302479054      534,720.00      530,847.22    R/T Refi    Standard            675,000.00    00/00/0000          0        0
6002940655      496,000.00      492,928.44    Purchase    Reduced             620,000.00    00/00/0000          0        0
6029181358      550,000.00      545,922.06    C/O Refi    Rapid             1,150,000.00    00/00/0000          0        0
6050527412      640,000.00      634,597.62    Purchase    SISA                820,000.00    00/00/0000          0        0
6063813627      473,200.00      468,990.06    Purchase    Standard            728,000.00    00/00/0000          0        0
6076059135      560,000.00      556,532.07    C/O Refi    Standard            700,000.00    00/00/0000          0        0
6122178186    1,220,800.00    1,213,239.99    R/T Refi    Rapid             1,800,000.00    00/00/0000          0        0
6125036589      448,000.00      444,678.36    C/O Refi    Reduced             643,000.00    00/00/0000          0        0
6134009551      420,000.00      417,399.08    C/O Refi    Rapid               660,000.00    00/00/0000          0        0
6151814719      688,000.00      682,898.88    Purchase    Rapid               860,000.00    00/00/0000          0        0
6164314707      555,000.00      549,257.89    C/O Refi    Standard            750,000.00    00/00/0000          0        0
6176175906      525,000.00      521,487.75    C/O Refi    Rapid               700,000.00    00/00/0000          0        0
6194663313      717,600.00      713,050.49    Purchase    Rapid               898,000.00    00/00/0000          0        0
6253580580      675,000.00      669,995.32    C/O Refi    Standard          1,340,000.00    00/00/0000          0        0
6261955493      510,000.00      506,766.61    C/O Refi    Rapid               715,000.00    00/00/0000          0        0
6265121597      729,000.00      722,069.56    C/O Refi    Rapid             1,150,000.00    00/00/0000          0        0
6276634554      587,000.00      582,647.74    R/T Refi    Standard            900,000.00    00/00/0000          0        0
6277209711      620,000.00      615,403.06    Purchase    Standard            775,000.00    00/00/0000          0        0
6287350141      442,400.00      439,195.88    Purchase    Rapid               553,000.00    00/00/0000          0        0
6319694110      603,000.00      598,734.40    C/O Refi    Rapid             1,100,000.00    00/00/0000          0        0
6323386331      900,000.00      893,633.42    Purchase    Rapid             1,675,000.00    00/00/0000          0        0
6391549927      715,000.00      709,698.71    R/T Refi    Rapid               915,000.00    00/00/0000          0        0
6394597584      592,000.00      587,646.74    Purchase    Standard            740,000.00    00/00/0000          0        0
6396169309      470,000.00      467,089.46    Purchase    Standard            932,700.00    00/00/0000          0        0
6430975455      530,000.00      525,881.46    R/T Refi    SISA              1,000,000.00    00/00/0000          0        0
6439198992      424,000.00      421,311.88    Purchase    Standard            530,000.00    00/00/0000          0        0
6482992283      434,000.00      431,309.64    C/O Refi    Rapid               620,000.00    00/00/0000          0        0
6500498958      522,000.00      518,472.96    R/T Refi    Rapid               745,000.00    00/00/0000          0        0
6503901982      999,999.00      993,659.07    Purchase    Rapid             2,250,000.00    00/00/0000          0        0
6506084141      435,000.00      431,849.51    Purchase    Rapid               962,000.00    00/00/0000          0        0
6512801082      480,000.00      475,948.23    C/O Refi    Standard            610,000.00    00/00/0000          0        0
6532604540      441,000.00      438,269.00    Purchase    Standard            641,000.00    00/00/0000          0        0
6576227315      440,000.00      437,144.38    Purchase    Standard            555,000.00    00/00/0000          0        0
6596383726      428,000.00      425,349.51    R/T Refi    SISA                938,000.00    00/00/0000          0        0
6602088541      530,000.00      526,516.38    Purchase    Rapid             1,730,000.00    00/00/0000          0        0
6603675858      800,000.00      795,045.85    R/T Refi    Rapid             1,100,000.00    00/00/0000          0        0
6605682688      460,000.00      457,083.63    C/O Refi    Standard            815,000.00    00/00/0000          0        0
6643891028      577,000.00      572,721.89    C/O Refi    Rapid               805,000.00    00/00/0000          0        0
6654594776      450,000.00      446,177.72    Purchase    Standard          1,150,000.00    00/00/0000          0        0
6667701111      460,000.00      455,734.97    Purchase    Standard            920,000.00    00/00/0000          0        0
6671635305      475,940.70      471,190.97    R/T Refi    All Ready Home    1,275,000.00    00/00/0000          0        0
6674171621      450,500.00      447,413.45    C/O Refi    Standard            640,000.00    00/00/0000          0        0
6708205015      585,000.00      580,763.12    Purchase    Standard            922,000.00    00/00/0000          0        0
6712892659      364,800.00      361,402.00    Purchase    Standard            458,000.00    00/00/0000          0        0
6716737041      568,000.00      563,981.98    R/T Refi    SISA              1,070,000.00    00/00/0000          0        0
6772399140      518,000.00      513,701.87    C/O Refi    Rapid               705,000.00    00/00/0000          0        0
6807258832      420,000.00      416,958.14    C/O Refi    Standard            550,000.00    00/00/0000          0        0
6820239496      880,000.00      873,475.32    Purchase    SISA              1,300,000.00    00/00/0000          0        0
6823852717      572,000.00      194,420.98    Purchase    Rapid               715,000.00    00/00/0000          0        0
6833961383      450,000.00      433,240.78    C/O Refi    Rapid               565,000.00    00/00/0000          0        0
6840781451      440,000.00      437,275.23    C/O Refi    Rapid               600,000.00    00/00/0000          0        0
6854751911      878,000.00      871,605.71    Purchase    SISA              1,700,000.00    00/00/0000          0        0
6888739601      420,000.00      415,665.67    Purchase    Standard            530,000.00    00/00/0000          0        0
6895203062      420,000.00      417,337.22    C/O Refi    Standard            600,000.00    00/00/0000          0        0
6925632561      479,200.00      475,729.38    Purchase    Standard            600,000.00    00/00/0000          0        0
6947176936      550,000.00      546,016.61    Purchase    Rapid               750,000.00    00/00/0000          0        0
6950674785      540,000.00      536,089.01    C/O Refi    Rapid               679,000.00    00/00/0000          0        0
6962458961      434,000.00      428,215.53    C/O Refi    SISA                620,000.00    00/00/0000          0        0
6976294543    1,100,000.00    1,093,026.06    R/T Refi    Rapid             2,300,000.00    00/00/0000          0        0
6982482561      740,000.00      730,860.15    R/T Refi    Rapid             1,000,000.00    00/00/0000          0        0
6993064903      470,000.00      466,515.21    Purchase    Standard            670,000.00    00/00/0000          0        0
6053615008      528,000.00      524,018.28    Purchase    Standard            670,000.00    00/00/0000          0        0
6119818281    1,260,000.00    1,253,359.06    R/T Refi    Rapid             1,950,000.00    00/00/0000          0        0
6180093285    1,000,000.00      994,852.10    C/O Refi    Standard          2,550,000.00    00/00/0000          0        0
6224861879      540,000.00      537,220.11    Purchase    Standard            675,000.00    00/00/0000          0        0
6280137784      500,000.00      497,302.13    C/O Refi    Standard          1,200,000.00    00/00/0000          0        0
6335358138      518,000.00      514,792.20    C/O Refi    Rapid               740,000.00    00/00/0000          0        0
6382559851    1,250,000.00    1,243,214.70    R/T Refi    Rapid             1,800,000.00    00/00/0000          0        0
6431632170      468,000.00      465,590.78    C/O Refi    Reduced             785,000.00    00/00/0000          0        0
6540072581      575,000.00      571,439.18    R/T Refi    Rapid               830,000.00    00/00/0000          0        0
6595372407      424,000.00      421,311.88    Purchase    Rapid               530,000.00    00/00/0000          0        0
6617895435      512,000.00      508,829.33    Purchase    Standard            647,000.00    00/00/0000          0        0
6630578513    1,365,000.00    1,356,345.98    R/T Refi    Standard          2,100,000.00    00/00/0000          0        0
6719689256      950,000.00      945,109.50    R/T Refi    Standard          1,380,000.00    00/00/0000          0        0
6780907009      471,500.00      468,580.12    R/T Refi    Rapid               750,000.00    00/00/0000          0        0
6797564967    1,106,000.00    1,100,439.51    R/T Refi    Rapid             2,200,000.00    00/00/0000          0        0

LOANID        CAPINT    MARGIN    INDEX    ODATE        ORIGINATOR         SERVICER           LPMI    SVCFEE
------------------------------------------------------------------------------------------------------------

3302207968         0         0    FIX      5/27/2005    Bank of America    Bank of America       0      0.25
3302234715         0         0    FIX       7/8/2005    Bank of America    Bank of America       0      0.25
3302296482         0         0    FIX      6/10/2005    Bank of America    Bank of America       0      0.25
3302307503         0         0    FIX       7/1/2005    Bank of America    Bank of America       0      0.25
3302368018         0         0    FIX      6/23/2005    Bank of America    Bank of America       0      0.25
3302379890         0         0    FIX       6/7/2005    Bank of America    Bank of America       0      0.25
3302386572         0         0    FIX      6/30/2005    Bank of America    Bank of America       0      0.25
3302403344         0         0    FIX      6/30/2005    Bank of America    Bank of America       0      0.25
3302479054         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6002940655         0         0    FIX      7/14/2005    Bank of America    Bank of America       0      0.25
6029181358         0         0    FIX      6/10/2005    Bank of America    Bank of America       0      0.25
6050527412         0         0    FIX      7/13/2005    Bank of America    Bank of America       0      0.25
6063813627         0         0    FIX       7/1/2005    Bank of America    Bank of America       0      0.25
6076059135         0         0    FIX       7/8/2005    Bank of America    Bank of America       0      0.25
6122178186         0         0    FIX      7/20/2005    Bank of America    Bank of America       0      0.25
6125036589         0         0    FIX      6/17/2005    Bank of America    Bank of America       0      0.25
6134009551         0         0    FIX       7/7/2005    Bank of America    Bank of America       0      0.25
6151814719         0         0    FIX      6/20/2005    Bank of America    Bank of America       0      0.25
6164314707         0         0    FIX      6/20/2005    Bank of America    Bank of America       0      0.25
6176175906         0         0    FIX      7/11/2005    Bank of America    Bank of America       0      0.25
6194663313         0         0    FIX      7/22/2005    Bank of America    Bank of America       0      0.25
6253580580         0         0    FIX      6/24/2005    Bank of America    Bank of America       0      0.25
6261955493         0         0    FIX      7/12/2005    Bank of America    Bank of America       0      0.25
6265121597         0         0    FIX      6/22/2005    Bank of America    Bank of America       0      0.25
6276634554         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6277209711         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6287350141         0         0    FIX      6/30/2005    Bank of America    Bank of America       0      0.25
6319694110         0         0    FIX      6/23/2005    Bank of America    Bank of America       0      0.25
6323386331         0         0    FIX      6/29/2005    Bank of America    Bank of America       0      0.25
6391549927         0         0    FIX      6/20/2005    Bank of America    Bank of America       0      0.25
6394597584         0         0    FIX       7/5/2005    Bank of America    Bank of America       0      0.25
6396169309         0         0    FIX       7/1/2005    Bank of America    Bank of America       0      0.25
6430975455         0         0    FIX       7/7/2005    Bank of America    Bank of America       0      0.25
6439198992         0         0    FIX      7/15/2005    Bank of America    Bank of America       0      0.25
6482992283         0         0    FIX      7/11/2005    Bank of America    Bank of America       0      0.25
6500498958         0         0    FIX      7/21/2005    Bank of America    Bank of America       0      0.25
6503901982         0         0    FIX      7/15/2005    Bank of America    Bank of America       0      0.25
6506084141         0         0    FIX      6/24/2005    Bank of America    Bank of America       0      0.25
6512801082         0         0    FIX      6/29/2005    Bank of America    Bank of America       0      0.25
6532604540         0         0    FIX      7/13/2005    Bank of America    Bank of America       0      0.25
6576227315         0         0    FIX      7/21/2005    Bank of America    Bank of America       0      0.25
6596383726         0         0    FIX      7/19/2005    Bank of America    Bank of America       0      0.25
6602088541         0         0    FIX       7/2/2005    Bank of America    Bank of America       0      0.25
6603675858         0         0    FIX       7/8/2005    Bank of America    Bank of America       0      0.25
6605682688         0         0    FIX       7/8/2005    Bank of America    Bank of America       0      0.25
6643891028         0         0    FIX      6/30/2005    Bank of America    Bank of America       0      0.25
6654594776         0         0    FIX      5/17/2005    Bank of America    Bank of America       0      0.25
6667701111         0         0    FIX      7/18/2005    Bank of America    Bank of America       0      0.25
6671635305         0         0    FIX      6/20/2005    Bank of America    Bank of America       0      0.25
6674171621         0         0    FIX      6/24/2005    Bank of America    Bank of America       0      0.25
6708205015         0         0    FIX      6/24/2005    Bank of America    Bank of America       0      0.25
6712892659         0         0    FIX      4/25/2005    Bank of America    Bank of America       0      0.25
6716737041         0         0    FIX      6/24/2005    Bank of America    Bank of America       0      0.25
6772399140         0         0    FIX      5/20/2005    Bank of America    Bank of America       0      0.25
6807258832         0         0    FIX      6/29/2005    Bank of America    Bank of America       0      0.25
6820239496         0         0    FIX      6/29/2005    Bank of America    Bank of America       0      0.25
6823852717         0         0    FIX       6/3/2005    Bank of America    Bank of America       0      0.25
6833961383         0         0    FIX      6/20/2005    Bank of America    Bank of America       0      0.25
6840781451         0         0    FIX      7/11/2005    Bank of America    Bank of America       0      0.25
6854751911         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6888739601         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6895203062         0         0    FIX       7/8/2005    Bank of America    Bank of America       0      0.25
6925632561         0         0    FIX      6/30/2005    Bank of America    Bank of America       0      0.25
6947176936         0         0    FIX      6/10/2005    Bank of America    Bank of America       0      0.25
6950674785         0         0    FIX       6/9/2005    Bank of America    Bank of America       0      0.25
6962458961         0         0    FIX      6/28/2005    Bank of America    Bank of America       0      0.25
6976294543         0         0    FIX      7/18/2005    Bank of America    Bank of America       0      0.25
6982482561         0         0    FIX      7/13/2005    Bank of America    Bank of America       0      0.25
6993064903         0         0    FIX      6/27/2005    Bank of America    Bank of America       0      0.25
6053615008         0         0    FIX       8/1/2005    Bank of America    Bank of America       0      0.25
6119818281         0         0    FIX      7/29/2005    Bank of America    Bank of America       0      0.25
6180093285         0         0    FIX      8/16/2005    Bank of America    Bank of America       0      0.25
6224861879         0         0    FIX      8/18/2005    Bank of America    Bank of America       0      0.25
6280137784         0         0    FIX      8/17/2005    Bank of America    Bank of America       0      0.25
6335358138         0         0    FIX      7/29/2005    Bank of America    Bank of America       0      0.25
6382559851         0         0    FIX       8/4/2005    Bank of America    Bank of America       0      0.25
6431632170         0         0    FIX       8/1/2005    Bank of America    Bank of America       0      0.25
6540072581         0         0    FIX      7/25/2005    Bank of America    Bank of America       0      0.25
6595372407         0         0    FIX      7/13/2005    Bank of America    Bank of America       0      0.25
6617895435         0         0    FIX       8/2/2005    Bank of America    Bank of America       0      0.25
6630578513         0         0    FIX      7/28/2005    Bank of America    Bank of America       0      0.25
6719689256         0         0    FIX      8/18/2005    Bank of America    Bank of America       0      0.25
6780907009         0         0    FIX      7/29/2005    Bank of America    Bank of America       0      0.25
6797564967         0         0    FIX      8/10/2005    Bank of America    Bank of America       0      0.25

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                February 27, 2006

To: U.S. Bank National Association
    4527 Metropolitan Ct., Suite C
    Frederick, MD 21704
    Attention: Tina Radtke

Re: The Pooling and Servicing Agreement dated February 27, 2006, among Banc of
    America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
    Securities Administrator and Master Servicer, and U.S. Bank National
    Association, as Trustee.

     In connection with the administration of the Mortgage Loans held by you, as
Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____ 1. Mortgage Paid in Full

____ 2. Foreclosure

____ 3. Substitution

____ 4. Other Liquidation

____ 5. Nonliquidation                               Reason: ___________________

                                        By:
                                            ------------------------------------
                                            (authorized signer of Bank of
                                            America, National Association)

                                        Issuer:
                                                --------------------------------

                                       E-1

                                        Address:
                                                 -------------------------------

                                        ----------------------------------------
                                        Date:
                                              ----------------------------------

Custodian

U.S. Bank National Association

Please acknowledge the execution of the above request by your signature and date below:

------------------------------------    ----------------------------------------
Signature                               Date

Documents returned to Custodian:

-----------------------------------     ----------------------------------------
Custodian                               Date

                                      E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                February 27, 2006

     [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated February 27, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee.

                                        [____________________],

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-2

Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
    Series 2006-2, Class ___, having an initial aggregate Certificate Balance as of February 27, 2006 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated February 27, 2006, among Banc of America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a
     Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a)
     through (e) hereof) would constitute a distribution of the Transferred
     Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section 5 of the 1933 Act or

                                      G-1-1

     any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-2

     Re: Banc of America Funding Corporation, Mortgage Pass-Through
         Certificates, Series 2006-2, Class ___, having an initial aggregate
         Certificate Balance as of February 27, 2006 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated February 27, 2006, among Banc of America
Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator and Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the
     Transferred Certificates for its own account or for the account of another
     Qualified Institutional Buyer, and understands that such Transferred
     Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional
     Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism

                                     G-2A-1

     associated with the Transferred Certificate, and (f) all related matters, that it has requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
     Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-2

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

     ___  Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___  Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___  Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

----------
(1)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

                                     G-2A-4

          association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
          Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___  Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___  State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___  ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
          1974.

     ___  Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___  Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.
For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

                                     G-2A-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ____   ____   Will the Transferee be purchasing the Transferred
           Yes    No    Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule
144A because (i) the Transferee is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of
Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The Transferee owned and/or invested on a discretionary basis
          $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
          (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
          Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

          ____   ____   Will the Transferee be purchasing the Transferred
           Yes    No    Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-2

     Re: Banc of America Funding Corporation, Mortgage Pass-Through
         Certificates, Series 2006-2, Class ___, having an initial aggregate
         Certificate Principal Balance as of February 27, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
February 27, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the
Securities Administrator is obligated so to register or qualify the Transferred
Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an

                                     G-2B-1

expense of the Securities Administrator or the Depositor and (ii) the Securities
Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and
Servicing Agreement as Exhibit G-1 and a certificate from such
Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
     WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
     TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND
     IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT
     REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
     BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL
     RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT
     OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS
     AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
     WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT
     IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR
     SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE
     TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A
     REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
     ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF,
     ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE
     OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
     PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS
     SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS
     EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
     IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
     ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF
     OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME
     EMPLOYER (OR

                                     G-2B-2

     AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE
     SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
     LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
     SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT
     HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
     APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
     TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING
     OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR
     RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA,
     SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR,
     THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY
     OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
     AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST
     THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE
     REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH
     PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF
     COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE SECURITIES
     ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
     ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS
     WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through
(d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred
Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the
Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created

                                     G-2B-3

pursuant thereto, (e) any credit enhancement mechanism associated with the
Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services - BAFC 2006-2

     Re: Banc of America Funding Corporation, Mortgage Pass-Through
         Certificates, Series 2006-2, Class ___, having an initial aggregate
         Certificate Principal Balance as of February 27, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
February 27, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the
Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal
Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) with respect to the Class B-4, Class B-5, Class B-6, Class X-B-4, Class
X-B-5 and Class X-B-6 Certificates, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class
Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no
Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other
Plans maintained by the same employer (or affiliate thereof as defined in
Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10%
of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of

                                       H-1

acquisition and all Plans that have an interest in such general account are
Plans to which PTE 95-60 applies.

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

STATE OF    )
            )   ss:
COUNTY OF   )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 2-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated February 27, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the
Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual
Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The
Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted
Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership"
under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual

                                      I-1

knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual
Certificate.

     9. The taxpayer identification number of the Transferee's nominee is
___________.

     10. The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

     11. The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                       I-2

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S.
Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections
1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                                       I-3

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                      * * *

                                       I-4

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     Personally appeared before me the above-named ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of _______________________,
____

                                        ----------------------------------------
                                                      NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                      I-5

                                  ATTACHMENT A

                                       to

    AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF
                  1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

     The consideration paid to the Transferee to acquire the Residual
     Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
     1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
     Code and the compounding period used by the Transferee.

                                       OR

     The transfer of the Residual Certificate complies with U.S. Treasury
     Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i)  the Transferee is an "eligible corporation," as defined in U.S.
          Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

     (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of
          U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of
          $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another
          "eligible corporation," as defined in U.S. Treasury Regulations
          Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section
          1.860E-1(c)(5) of the U.S. Treasury Regulations;

     (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions
          (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

                                       I-6

     (v)  in the event of any transfer of the Residual Certificate by the
          Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-7

                                    EXHIBIT J
                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                February 27, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention: Corporate Trust Services - BAFC 2006-2

     Re: The Pooling and Servicing Agreement, dated February 27, 2006 (the
         "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
         Bank, N.A., as securities administrator and master servicer and U.S.
         Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S.BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [______________________,
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                            [_____________ __, _____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145

Attention: Corporate Trust Services - BAFC 2006-2

     Re: The Pooling and Servicing Agreement, dated February 27, 2006 (the
         "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
         Bank, N.A., as securities administrator and master servicer and U.S.
         Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [_____________________,
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

     I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1.   I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
     Form 10-K of the Banc of America Funding 2006-2 Trust (the "Exchange Act
     Periodic Reports");

2.   Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.   I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic
     Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated February 27, 2006, among Banc of America
     Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee; and

5.   All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
     1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation,
National City Mortgage Co., SunTrust Mortgage, Inc., U.S. Bank National
Association and Washington Mutual Bank.

                                       M-1

                                                 [_________], 20__

                                       M-2

                                    EXHIBIT N

                     FORM OF CERTIFICATION TO BE PROVIDED BY
               THE SECURITIES ADMINISTRATOR TO THE MASTER SERVICER

                       Banc of America Funding Corporation
                Mortgage Pass-Through Certificates, Series 2006-2

          The Securities Administrator hereby certifies to the Master Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the calendar year
[___] and the Monthly Form 8-K's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

     2. Based on my knowledge, the distribution information in the Distribution
Date Statements contained in the Monthly Form 8-K's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

     3. Based on my knowledge, the distribution or servicing information required to be provided to the Securities Administrator by the Master Servicer
under the Pooling and Servicing Agreement, dated February 27, 2006, among Banc of America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee, for inclusion in these reports is included in these reports.

                                        WELLS FARGO BANK, N.A.
                                        as Securities Administrator

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       N-1

                                    EXHIBIT O

                                   [Reserved]

                                       O-1

                                    EXHIBIT P

                                   [Reserved]

                                       P-1

                                    EXHIBIT Q

                           Relevant Servicing Criteria

     For purposes of this Exhibit Q, "CW" shall refer to Countrywide, "NC" shall refer to National City Mortgage, "ST" shall refer to SunTrust, "WAMU" shall refer to Washington Mutual and "WFB" shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

                                 SERVICING CRITERIA
------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA                                       PARTIES RESPONSIBLE
-----------------   ----------------------------------------------------------------   -------------------------------

                                    GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)       Policies and procedures are instituted to monitor any              Master Servicer, Securities
                    performance or other triggers and events of default in             Administrator, BANA, CW, GMACM,
                    accordance with the transaction agreements.                        NC, ST, WAMU and WFB

1122(d)(1)(ii)      If any material servicing activities are outsourced to third       Master Servicer, Securities
                    parties, policies and procedures are instituted to monitor the     Administrator, BANA, CW, GMACM,
                    third party's performance and compliance with such servicing       NC, ST, WAMU and WFB
                    activities.

1122(d)(1)(iii)     Any requirements in the transaction agreements to maintain a       Not applicable
                    back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in effect on    BANA, CW, GMACM, NC, ST, WAMU
                    the party participating in the servicing function throughout the   and WFB
                    reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                    agreements.

                                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)       Payments on mortgage loans are deposited into the appropriate      Master Servicer, Securities
                    custodial bank accounts and related bank clearing accounts no      Administrator, BANA, CW, GMACM,
                    more than two business days following receipt, or such other       NC, ST, WAMU and WFB
                    number of days specified in the transaction agreements.

1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an obligor or    Master Servicer, Securities
                    to an investor are made only by authorized personnel.              Administrator, BANA, CW, GMACM,
                                                                                       NC, ST, WAMU and WFB

                                       Q-1

                                 SERVICING CRITERIA
------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA                                       PARTIES RESPONSIBLE
-----------------   ----------------------------------------------------------------   -------------------------------

1122(d)(2)(iii)     Advances of funds or guarantees regarding collections, cash        Master Servicer, Securities
                    flows or distributions, and any interest or other fees charged     Administrator, BANA, CW, GMACM,
                    for such advances, are made, reviewed and approved as specified    NC, ST, WAMU and WFB
                    in the transaction agreements.

1122(d)(2)(iv)      The related accounts for the transaction, such as cash reserve     Master Servicer, Securities
                    accounts or accounts established as a form of                      Administrator, BANA, CW, GMACM,
                    overcollateralization, are separately maintained (e.g., with       NC, ST, WAMU and WFB
                    respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)       Each custodial account is maintained at a federally insured        Master Servicer, Securities
                    depository institution as set forth in the transaction             Administrator, BANA, CW, GMACM,
                    agreements. For purposes of this criterion, "federally insured     NC, ST, WAMU and WFB
                    depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent unauthorized      Master Servicer, Securities
                    access.                                                            Administrator, BANA, CW, GMACM,
                                                                                       NC, ST, WAMU and WFB

1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all            Master Servicer, Securities
                    asset-backed securities related bank accounts, including           Administrator, BANA, CW, GMACM,
                    custodial accounts and related bank clearing accounts. These       NC, ST, WAMU and WFB
                    reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                    agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                    identification, or such other number of days specified in the transaction agreements.

                                   INVESTOR REMITTANCES AND REPORTING

                                       Q-2

                                 SERVICING CRITERIA
------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA                                       PARTIES RESPONSIBLE
-----------------   ----------------------------------------------------------------   -------------------------------

1122(d)(3)(i)       Reports to investors, including those to be filed with the         Master Servicer, Securities
                    Commission, are maintained in accordance with the transaction      Administrator, BANA, CW, GMACM,
                    agreements and applicable Commission requirements. Specifically,   NC, ST, WAMU and WFB
                    such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                    investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                    Servicer.

1122(d)(3)(ii)      Amounts due to investors are allocated and remitted in             Master Servicer, Securities
                    accordance with timeframes, distribution priority and other        Administrator, BANA, CW, GMACM,
                    terms set forth in the transaction agreements.                     NC, ST, WAMU and WFB

1122(d)(3)(iii)     Disbursements made to an investor are posted within two business   Master Servicer, Securities
                    days to the Servicer's investor records, or such other number of   Administrator, BANA, CW, GMACM,
                    days specified in the transaction agreements.                      NC, ST, WAMU and WFB

1122(d)(3)(iv)      Amounts remitted to investors per the investor reports agree       Master Servicer, Securities
                    with cancelled checks, or other form of payment, or custodial      Administrator, BANA, CW, GMACM,
                    bank statements.                                                   NC, ST, WAMU and WFB

                                        POOL ASSET ADMINISTRATION

1122(d)(4)(i)       Collateral or security on mortgage loans is maintained as          Custodian, BANA, CW, GMACM, NC,
                    required by the transaction agreements or related mortgage loan    ST, WAMU and WFB
                    documents.

1122(d)(4)(ii)      Mortgage loan and related documents are safeguarded as required    Custodian, BANA, CW, GMACM, NC,
                    by the transaction agreements                                      ST, WAMU and WFB

1122(d)(4)(iii)     Any additions, removals or substitutions to the asset pool are     BANA, CW, GMACM, NC, ST, WAMU
                    made, reviewed and approved in accordance with any conditions or   and WFB
                    requirements in the transaction agreements.

                                      Q-3

                                 SERVICING CRITERIA
------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA                                       PARTIES RESPONSIBLE
-----------------   ----------------------------------------------------------------   -------------------------------

1122(d)(4)(iv)      Payments on mortgage loans, including any payoffs, made in         BANA, CW, GMACM, NC, ST, WAMU
                    accordance with the related mortgage loan documents are posted     and WFB
                    to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                    specified in the transaction agreements, and allocated to
                    principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)       The Servicer's records regarding the mortgage loans agree with     BANA, CW, GMACM, NC, ST, WAMU
                    the Servicer's records with respect to an obligor's unpaid         and WFB
                    principal balance.

1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's        BANA, CW, GMACM, NC, ST, WAMU
                    mortgage loans (e.g., loan modifications or re-agings) are made,   and WFB
                    reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance plans,      BANA, CW, GMACM, NC, ST, WAMU
                    modifications and deeds in lieu of foreclosure, foreclosures and   and WFB
                    repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                    requirements established by the transaction agreements.

1122(d)(4)(viii)    Records documenting collection efforts are maintained during the   BANA, CW, GMACM, NC, ST, WAMU
                    period a mortgage loan is delinquent in accordance with the        and WFB
                    transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                    transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                    unemployment).

1122(d)(4)(ix)      Adjustments to interest rates or rates of return for mortgage      BANA, CW, GMACM, NC, ST, WAMU
                    loans with variable rates are computed based on the related        and WFB
                    mortgage loan documents.

                                      Q-4

                                 SERVICING CRITERIA
------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA                                       PARTIES RESPONSIBLE
-----------------   ----------------------------------------------------------------   -------------------------------

1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as escrow   BANA, CW, GMACM, NC, ST, WAMU
                    accounts): (A) such funds are analyzed, in accordance with the     and WFB
                    obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements;
                    (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction
                    agreements.

1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or insurance    BANA, CW, GMACM, NC, ST, WAMU
                    payments) are made on or before the related penalty or             and WFB
                    expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)     Any late payment penalties in connection with any payment to be    BANA, CW, GMACM, NC, ST, WAMU
                    made on behalf of an obligor are paid from the servicer's funds    and WFB
                    and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted within two   BANA, CW, GMACM, NC, ST, WAMU
                    business days to the obligor's records maintained by the           and WFB
                    servicer, or such other number of days specified in the
                    transaction agreements.

1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts are          Master Servicer, Securities
                    recognized and recorded in accordance with the transaction         Administrator, BANA, CW, GMACM,
                    agreements.                                                        NC, ST, WAMU and WFB

1122(d)(4)(xv)      Any external enhancement or other support, identified in Item      Master Servicer and Securities
                    1114(a)(1) through (3) or Item 1115 of Regulation AB, is           Administrator
                    maintained as set forth in the transaction agreements.

                                       Q-5

                                    EXHIBIT R

                         Additional Form 10-D Disclosure

                     ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
                     -----------------                                         -----------------

Item 1: Distribution and Pool Performance Information       Servicer / Securities Administrator

Any information required by 1121 which is NOT included on
the Monthly Statement

Item 2: Legal Proceedings per Item 1117 of Reg AB           (i) All parties to the PSA (as to themselves), (ii) the
                                                            Securities Administrator and servicer as to the issuing
                                                            entity, (iii) the Depositor as to the sponsor, any
                                                            1110(b) originator, any 1100(d)(1) party

Item 3: Sale of Securities and Use of Proceeds              Depositor

Item 4: Defaults Upon Senior Securities                     Securities Administrator

Item 5: Submission of Matters to a Vote of Security         Securities Administrator
Holders

Item 6: Significant Obligors of Pool Assets                 Depositor / Servicer

Item 7: Significant Enhancement Provider Information        As to information required pursuant to Item 1114(b)(2),
                                                            Depositor and, as to information required pursuant to
                                                            Item 1115(b), Securities Administrator

Item 8: Other Information                                   Any party responsible for disclosure items on Form 8-K

Item 9: Exhibits                                            Securities Administrator / Depositor

                                       R-1

                                    EXHIBIT S

                         Additional Form 10-K Disclosure

                   ITEM ON FORM 10-K                                        PARTY RESPONSIBLE
                   -----------------                                        -----------------

Item 1B: Unresolved Staff Comments                       Depositor

Item 9B: Other Information                               Any party responsible for disclosure items on Form 8-K

Item 15: Exhibits, Financial Statement Schedules         Securities Administrator / Depositor

Additional Item: Disclosure per Item 1117 of Reg AB      (i) All parties to the PSA (as to themselves), (ii) the
                                                         Securities Administrator and Master Servicer as to the
                                                         issuing entity, (iii) the Depositor as to the sponsor,
                                                         any 1110(b) originator, any 1100(d)(1) party

Additional Item: Disclosure per Item 1119 of Reg AB      (i) All parties to the Pooling and Servicing Agreement
                                                         as to themselves, (ii) the Depositor as to he sponsor,
                                                         originator, significant obligor, enhancement or support
                                                         provider

Additional Item: Disclosure per Item 1112(b) of Reg AB   Depositor / Servicer

Additional Item: Disclosure per Items 1114(b)(2) and     As to information required pursuant to Item 1114(b)(2),
1115(b) of Reg AB                                        Depositor and, as to information required pursuant to
                                                         Item 1115(b), Securities Administrator

Item 1B: Unresolved Staff Comments                       Depositor

                                      S-1

                                    EXHIBIT T

                               Form 8-K Disclosure

                     ITEM ON FORM 8-K                                           PARTY RESPONSIBLE
                     ----------------                                           -----------------

Item 1.01: Entry into a Material Definitive Agreement       All parties

Item 1.02: Termination of a Material Definitive Agreement   All parties

Item 1.03: Bankruptcy or Receivership                       Depositor

Item 2.04: Triggering Events that Accelerate or Increase    Depositor
a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement

Item 3.03: Material Modification to Rights of Security      Securities Administrator
Holders

Item 5.03: Amendments of Articles of Incorporation or       Depositor
Bylaws; Change of Fiscal Year

Item 6.01: ABS Informational and Computational Material     Depositor

Item 6.02: Change of Servicer or Securities Administrator   Servicer, Securities Administrator

Item 6.03: Change in Credit Enhancement or External         As to material enhancement of support specified in Item
Support                                                     1114(a)(1) through (3), Depositor / Securities
                                                            Administrator and, as to material enhancement or support
                                                            specified in Item 1115, Securities Administrator

Item 6.04: Failure to Make a Required Distribution          Securities Administrator

Item 6.05: Securities Act Updating Disclosure               Depositor

Item 7.01: Reg FD Disclosure                                Depositor

Item 8.01                                                   Depositor

Item 9.01                                                   Depositor

                                      T-1

                                    EXHIBIT U

                          Form of Back-up Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-2

     I, ________________________________, the _______________________ of [Wells
Fargo Bank, N.A.] (the ["Securities Administrator"]), certify to Wells Fargo
Bank, N.A. (the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.   I have reviewed the [compliance statement of the Securities Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance
     Statement")], the report on assessment of the [Securities Administrator's]
     compliance with the servicing criteria set forth in Item 1122(d) of
     Regulation AB (the "Servicing Criteria"), provided in accordance with Rules
     13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the
     "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
     Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all
     servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the [Securities Administrator]
     during 200[ ] that were delivered by the [Securities Administrator] to the
     Master Servicer pursuant to the Agreement (collectively, the "Servicing
     Information");

2.   Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.   Based on my knowledge, all of the Servicing Information required to be provided by the [Securities Administrator] under the Agreement has been provided to the Master Servicer;

4.   I am responsible for reviewing the activities performed by the [Securities
     Administrator] under the Agreement, and based on my knowledge [and the compliance review conducted in preparing the Compliance Statement] and except as disclosed in the Compliance Statement,] the Servicing Assessment
     or the Attestation Report, the [Securities Administrator] has fulfilled its obligations under the Agreement in all material respects; and

5.   [The Compliance Statement required to be delivered by the Securities
     Administrator pursuant to the Agreement, and the] [The] Servicing
     Assessment and Attestation Report

                                       U-1

     required to be provided by the [Securities Administrator] and by any
     Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

     In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: [_____________]

[_________], 200[_]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      U-2

                                    EXHIBIT V

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services- [DEAL NAME]--SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of [_________][___], 2006, among [______], as [______], [_______], as
[______], [______], as [______] and [____], as [___]. the undersigned, as [___], hereby notifies you that certain events have come to our attention that [will]
[may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to
[______________], phone number: [___________]; email address:
[_________________].

                                        [NAME OF PARTY],
                                        as [role]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       V-1